                          SCHEDULE 14A (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

                          CARDIAC PATHWAYS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14A-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

                                                              PRELIMINARY COPIES
                                                              FILED JUNE 9, 1999

                          CARDIAC PATHWAYS CORPORATION

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 20, 1999

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of CARDIAC PATHWAYS CORPORATION, a Delaware corporation, will be held on Tuesday, July 20, 1999 at 12:00 p.m. local time, at 995 Benecia Avenue, Sunnyvale, California 94086 for the following purposes:

     1. To approve the amendment and restatement of the Cardiac Pathways certificate of incorporation to effect a one-for-five reverse stock split of Cardiac Pathways outstanding common stock.

     2. To approve the amendment and restatement of the Cardiac Pathways certificate of incorporation to provide for an increase in the number of authorized shares of common stock to 75,000,000. If Proposal One is approved, however, the amendment to the Cardiac Pathways certificate of incorporation providing for the increase in the authorized shares will not be put into effect.

     3. To approve the sale to an investor group led by BankAmerica Ventures of up to 40,000 shares of series B convertible preferred stock which are convertible into 40,000,000 shares (pre-reverse split) of Cardiac Pathways common stock representing a number of shares of Cardiac Pathways common stock which is greater than 20% of the outstanding common stock.

     4. To approve an amendment of the Cardiac Pathways 1991 Stock Plan (i) to increase the number of shares authorized for issuance thereunder by 4,000,000 shares (pre-reverse split) to an aggregate of 6,567,030 shares (pre-reverse split) and (ii) to increase the share limitations under the 1991 Stock Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     5. To transact such other business as may properly come before the Special Meeting including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. You may vote at the meeting if you were a stockholder of record as of the close of business on June 4, 1999. All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors of
                                          Cardiac Pathways Corporation

                                          Thomas M. Prescott
                                          President and Chief Executive Officer
Sunnyvale, California
June 22, 1999

                            YOUR VOTE IS IMPORTANT.

     IN ORDER TO ENSURE THAT YOUR SHARES ARE VOTED AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Frequently Asked Questions..................................    3
Summary.....................................................    5
Market Price................................................   11
Dividends...................................................   11
Listing of Shares to be Issued..............................   11
Ernst & Young LLP...........................................   11
The Cardiac Pathways Special Meeting........................   12
Proposal One -- One-for-Five Reverse Stock Split............   16
Proposal Two -- Increase the Authorized Shares of Common
  Stock to 75,000,000.......................................   18
Proposal Three -- Sale of Series B Convertible Preferred
  Stock.....................................................   22
Proposal Four -- Amendment of 1991 Stock Plan...............   31
Executive Compensation and Other Matters....................   36
Principal Stockholders......................................   39
Description of Capital Stock................................   42
Selected Consolidated Financial Data........................   47
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   49
Other Matters...............................................   67
Consolidated Financial Statements...........................  F-1
Appendix A -- Series B Convertible Preferred Stock Purchase
  Agreement.................................................  A-1
Appendix B -- Securities Purchase Agreement.................  B-1

                           FREQUENTLY ASKED QUESTIONS

WHY IS CARDIAC PATHWAYS SELLING PREFERRED STOCK?

     Cardiac Pathways is selling preferred stock in a private placement to raise funds that it needs to continue to operate its business. A private placement provides Cardiac Pathways with an opportunity to secure additional financing without the delay and expense of preparing, filing and completing a registered public offering. After extensive negotiations with investors, Cardiac Pathways concluded that it was necessary to offer investors the protection of the rights, preferences and privileges of preferred stock in order to secure their commitment. In addition, we believe that there would be little demand in the public market for additional shares of our common stock.

WHY DOES CARDIAC PATHWAYS NEED ADDITIONAL FINANCING?

     Cardiac Pathways has not generated a sufficient amount of cash flows from its operations, which are largely research and development activities, to fund those operations. In addition, we received Food and Drug Administration approval of the Chilli Cooled Ablation System in February 1999, and we need additional cash to begin to manufacture the product in commercial volumes, hire a sales force and market and sell the product. Since there is no existing market for our products, we anticipate that our selling efforts will need to be extensive for our products to gain market acceptance and that there will be a long period of market education before we are able to produce revenues from sales of our products.

WHY AM I VOTING ON THE SALE OF THE SERIES B CONVERTIBLE PREFERRED STOCK?

     You are entitled to vote on the sale of the series B convertible preferred stock because the sale will cause a change in control of Cardiac Pathways to occur. The rules of the Nasdaq Stock Market require us to seek the approval of the stockholders before effecting such change of control. Assuming that the entire class of series B convertible preferred stock is sold, after the series B convertible preferred stock financing is completed, the existing stockholders will hold approximately 20% of the voting power in Cardiac Pathways. In addition, the rules of the Nasdaq Stock Market require us to seek the consent of our stockholders before selling securities that equal more than 20% of the our outstanding common stock. The number of shares of common stock into which the series B convertible preferred stock can be converted exceeds 20% of our outstanding common stock.

WHY IS CARDIAC PATHWAYS ASKING ME TO APPROVE A REVERSE STOCK SPLIT?

     The series B convertible preferred stock we propose to issue in the financing is convertible into common stock. In order to sell the series B convertible preferred stock, Cardiac Pathways must have at least 40,000,000 shares of authorized common stock available for the conversion of the series B convertible preferred stock. Our certificate of incorporation provides for authorized common stock of 30,000,000 shares, of which 10,038,578 were outstanding as of June 4, 1999 and 2,866,629 of which were reserved for issuance under our various stock option and employee stock purchase plans. Absent a reduction in the number of shares outstanding and reserved for issuance under our plans, we would not be able to sell a sufficient number of shares of series B convertible preferred stock to complete the financing.

     The trading price of our common stock has been at or below $5.00 since January 1999 and more recently has traded at approximately $1.00. The reverse stock split will increase the per share price to a range that is considered more typical for companies listed on the Nasdaq Stock Market. In addition, the requirements for continued listing on the Nasdaq Stock Market include the maintaining of a $1.00 minimum bid price. The reverse stock split is designed to help Cardiac Pathways common stock continue to maintain the required minimum bid price.

WHY IS CARDIAC PATHWAYS ASKING ME TO APPROVE AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

     In the event that the proposal approving the reverse stock split is not approved, we would not have a sufficient number of shares to complete the sale of series B convertible preferred stock. The increase in the number of authorized shares will enable us to complete the financing and issue shares of common stock upon conversion of the series B convertible preferred stock. The increase in the number of authorized shares will only occur if the proposed reverse stock split is not approved.

WHY IS CARDIAC PATHWAYS SEEKING APPROVAL OF A 4,000,000 SHARE (PRE-REVERSE SPLIT) INCREASE TO THE 1991 STOCK PLAN AND OTHER CHANGES TO THE PLAN?

     In order to execute our business plan, we will need to attract and retain highly skilled research, engineering, clinical, and sales and marketing personnel. In order to attract and retain such personnel, we will need to grant them stock options to allow them to share in any stock price appreciation to which they contribute. The current reserve of available shares under the 1991 Stock Plan is not sufficient for these purposes. In addition, we seek to increase the maximum grant size permissible under the 1991 Stock Plan and make certain other changes in order to make a one-time grant to our new president.

                                    SUMMARY

     For your convenience, we have summarized here information that is contained elsewhere in this document. It highlights selected information but does not contain all of the information that is important to you. To understand the transactions more fully and for a more complete description of the legal terms of these transactions, you should carefully read this document and the documents to which we have referred. Unless otherwise noted, all share numbers in this proxy statement are presented on a pre-reverse split basis.

     Cardiac Pathways designs, develops and manufactures minimally invasive systems to diagnose and treat cardiac tachyarrhythmias, a form of abnormally rapid heart rhythms. We are developing products that are designed to provide integrated system solutions for the improved diagnosis and treatment of ventricular tachycardia and atrial fibrillation, two of the most serious and prevalent types of abnormally rapid heart rhythms.

WE NEED TO RAISE ADDITIONAL FINANCING IMMEDIATELY

     Cardiac Pathways has experienced significant operating losses since inception and as of March 31, 1999 had an accumulated deficit of approximately $75.4 million. On May 14, 1999 we had approximately $450,000 of cash and cash equivalents. These funds would have supported our operations for only approximately one week. In the absence of the financing and related bridge loans, Cardiac Pathways would be forced to cease operations immediately. Over the last several months we have considered various financing options and have actively sought additional capital to provide the needed liquidity.

     Under our Loan and Security Agreement with Silicon Valley Bank, we were required to collateralize 105% of the $6,000,000 principal balance of the loan in the event of noncompliance with certain financial operating ratio and liquidity covenants. In late March 1999, as a result of noncompliance with those covenants, Cardiac Pathways fully collateralized the Silicon Valley Bank loan by pledging $3,000,000 of cash and $3,300,000 of short-term investments. As a result, such funds were not available to support our operations. On May 20, 1999, Silicon Valley Bank foreclosed and took possession of the collateral in satisfaction of the full amount due under the loan.

     On May 5, 1999, Nasdaq notified us that Cardiac Pathways was no longer in compliance with the net tangible asset requirement of $4,000,000 for continued listing on the Nasdaq Stock Market. As a result of our failure to meet the requirements for continued listing, Nasdaq is reviewing our eligibility for continued listing on the Nasdaq Stock Market. On May 17, 1999, we advised Nasdaq of the status of negotiations regarding the financing. We have requested that Nasdaq defer action on the continued listing of Cardiac Pathways common stock until after the special meeting of stockholders. If we complete the financing, we expect to have sufficient cash resources to meet the net tangible assets listing requirements. The continued listing of our common stock on the Nasdaq Stock Market will be based in part on our ability to demonstrate that we can sustain compliance with the continued listing requirements. However, we may receive a formal notice of deficiency from Nasdaq, at which time Nasdaq may commence the delisting process.

THE CARDIAC PATHWAYS SPECIAL MEETING OF STOCKHOLDERS

     We will hold the Cardiac Pathways special meeting of stockholders on Tuesday, July 20, 1999 at 12:00 p.m. local time. The meeting will be held at our offices at 995 Benecia Avenue, Sunnyvale, California 94086.

     You will be entitled to vote at the special meeting if you held shares of Cardiac Pathways common stock on June 4, 1999. You will be entitled to one vote for each share you hold on all proposals presented.

VOTES REQUIRED TO APPROVE THE PROPOSALS

     The approval and adoption of each of the proposals at the special meeting will require the affirmative vote of the Cardiac Pathways stockholders as follows:

  PROPOSAL                                         VOTE REQUIRED TO APPROVE
  Approve a one-for-five reverse stock split       Majority of outstanding common stock

  Increase of authorized shares of common stock    Majority of outstanding common stock
  (only to be implemented if the reverse stock
  split is not approved)

  Sale of series B convertible preferred stock to  Majority of the shares present and voting at the
  an investor group led by BankAmerica Ventures    meeting
  and issuance of common stock in excess of 20%
  of the outstanding common stock

  Amendment of the 1991 Stock Plan to increase     Majority of the shares present and voting at the
  the number of shares of common stock authorized  meeting
  for issuance thereunder by 4,000,000 and a
  change in certain material terms

OUR DIRECTORS, OFFICERS AND CERTAIN OF OUR STOCKHOLDERS HAVE AGREED TO VOTE FOR ALL MATTERS PRESENTED AT THE CARDIAC PATHWAYS SPECIAL MEETING

     In accordance with the terms of the stock purchase agreement, our directors, officers and the following stockholders entered into voting agreements with Cardiac Pathways and agreed to approve the sale of series B convertible preferred stock and the related transactions.

                                                                   PERCENT OF
                                                                     COMMON
                                                               STOCK BENEFICIALLY
                                                                    OWNED ON
                                                                  MAY 11, 1999
                        STOCKHOLDER                           (PRIOR TO FINANCING)
                        -----------                           --------------------
State of Wisconsin Investment Board.........................          17.5%
Entities affiliated with Institutional Venture Partners.....           8.2%
Arrow International, Inc. ..................................           6.0%
William N. Starling.........................................           3.0%
Thomas J. Fogarty, M.D. ....................................           2.4%
Japan Lifeline Co. .........................................           1.9%
Mir A. Imran................................................           1.9%
Earle L. Canty..............................................           0.7%
S. Allan Johnson............................................           0.5%
Richard E. Riley............................................           0.4%

     By entering into the voting agreements, each director, officer and stockholder named above has agreed to vote in favor of all matters presented at the Cardiac Pathways special meeting of stockholders. As a result, our officers, directors and those stockholders listed above will vote all of the shares of Cardiac Pathways common stock beneficially owned by them at the record date, which represented 42.5% of the Cardiac Pathways common stock outstanding, for approval and adoption of the proposals to be voted upon at the special meeting of stockholders. Accordingly, approval of these proposals is likely.

THE REVERSE STOCK SPLIT

     In connection with the financing, we are proposing to effect a one-for-five reverse stock split. The purpose of the reverse split is to increase the per share trading price of our common stock to a range that is considered more typical for companies listed on the Nasdaq Stock Market. The reverse stock split is also designed to help Cardiac Pathways common stock continue to maintain the $1.00 minimum bid price necessary for continued listing on the Nasdaq Stock Market.

INCREASE OF AUTHORIZED SHARES

     In the event that the proposal approving the reverse stock split is not approved, we would not have a sufficient number of shares to complete the sale of series B convertible preferred stock. The increase in the number of authorized shares will enable us to complete the financing and issue shares of common stock upon conversion of the series B convertible preferred stock. The increase in the number of authorized shares will only be put into effect if the proposed reverse stock split is not approved.

THE PROPOSED FINANCING

     On May 21, 1999 we signed a definitive agreement with BankAmerica Ventures, Morgan Stanley Dean Witter Venture Partners and certain other investors (including Thomas J. Fogarty, M.D. one of our current directors, and the State of Wisconsin Investment Board, a current stockholder) for the sale of $31,500,000 of our series B convertible preferred stock. This amount could be increased to as much as $40,000,000. In connection with the financing, our board of directors has approved the issuance of up to 40,000 shares of series B convertible preferred stock that may be converted into 40,000,000 shares of common stock at the option of the holders. If the financing closes, we will issue up to 40,000 shares of series B convertible preferred stock at a purchase price of $1,000 per share and raise up to $40,000,000. As of May 21, 1999, $31,500,000 of the financing was committed subject to satisfaction of the closing conditions described below. If the financing does not close, Cardiac Pathways will not have sufficient resources to continue operations in the absence of an alternative transaction. We do not believe that any funds would be available for our stockholders in the event Cardiac Pathways ceased operations and was liquidated.

DILUTIVE IMPACT OF THE FINANCING ON OUR EXISTING STOCKHOLDERS

     The financing will be severely dilutive to our existing stockholders. The following table summarizes the potential dilutive effect, for percentage ownership purposes, of the financing on the Cardiac Pathways stockholders if we sell $40,000,000 of series B convertible preferred stock:

                                                                SHARES     PERCENTAGE
                                                              ----------   ----------
Outstanding common stock as of June 4, 1999.................  10,038,578      20.1%
New common stock issuable upon conversion of the series B
  convertible preferred stock...............................  40,000,000      79.9
                                                              ----------     -----
          Total.............................................  50,038,578     100.0%
                                                              ==========     =====

     This table does not give effect to the issuance of warrants to purchase 300 shares of series B convertible preferred stock (convertible into 300,000 shares of common stock) in connection with the interim funding described below. Warrants to purchase up to an additional 300 shares of series B convertible preferred stock will be issued if the investors increase the amount of funds available under the interim funding. We expect one or more of our current stockholders who are accredited investors under applicable securities laws to participate in the financing, including the State of Wisconsin Investment Board and Thomas J. Fogarty, M.D. Dr. Fogarty is currently a director of Cardiac Pathways who will resign from the board of directors upon the closing of the financing. The effect of the financing on those existing stockholders will be different from the effects on other stockholders in that their purchase of series B convertible preferred stock will increase such stockholders' particular ownership in Cardiac Pathways.

BOARD OF DIRECTORS AFTER THE FINANCING

     Our existing board of directors will resign effective upon the closing of the financing. The holders of the series B convertible preferred stock will have the right to nominate three members to the board of directors, who shall be Mark
J. Brooks, Anchie Y. Kuo, M.D. and Fazle Husain. Our new chief executive officer, Thomas M. Prescott, will also join the board of directors. The remaining member and the chairman of the board of directors will be William N. Starling, our former chief executive officer and president. The consent of the directors nominated by the series B convertible preferred stock will be required to increase the number of directors.

SIGNIFICANT RIGHTS, PREFERENCES AND PRIVILEGES OF THE SERIES B CONVERTIBLE PREFERRED STOCK

     The holders of series B convertible preferred stock will be entitled to significant rights, preferences and privileges as a result of their investment.

     Each share of series B convertible preferred stock will initially be convertible into 1,000 shares of common stock. The conversion ratio of the series B convertible preferred stock will be subject to adjustment for price based antidilution.

     The series B convertible preferred stock will be entitled to an 11% cumulative dividend per year. The series B convertible preferred stock will have a liquidation preference equal to the initial purchase price plus accrued dividends upon the occurrence of a liquidation, a merger or the sale of all or substantially all of our stock or our assets. As a result of the liquidation preference, in the event of a liquidation, merger or the sale of substantially all of our stock or assets, the holders of series B convertible preferred stock will receive their original purchase price plus any accrued dividends prior to any distribution to the holders of common stock.

     The series B convertible preferred stock is redeemable after May 31, 2004 at the request of a majority of the holders, subject to the approval of Cardiac Pathways. If a redemption request is received but not approved by Cardiac Pathways, the cumulative dividend rate payable on the series B convertible preferred stock shall be increased by six percentage points for each year a redemption does not occur.

     The holders of the series B convertible preferred stock will vote on all matters presented to Cardiac Pathways stockholders on an as-converted to common stock basis. In addition, the affirmative vote of holders of a majority of the series B convertible preferred stock, voting as a separate class, will be required to:

          1. Amend or repeal any provision, or add any provision to the Cardiac Pathways' certificate of incorporation or bylaws which change the rights of the series B convertible preferred stock;

          2. Increase or decrease (other than by redemption or conversion) the total number of authorized shares of preferred stock or common stock;

          3. Authorize or issue, or obligate itself to issue, any other security, including any other security convertible into or exercisable for any security having a preference over, or being on a parity with, the series B convertible preferred stock with respect to voting, dividends, redemption or upon liquidation;

          4. Issue any shares of common stock, other than

             (a) shares of common stock issuable or issued to employees, consultants or directors of Cardiac Pathways directly or pursuant to a stock option plan or restricted stock plan approved by the board of directors, including the representatives of the series B convertible preferred stock;

             (b) shares of common stock issuable or issued upon conversion of the series A participating preferred stock or series B convertible preferred stock or as dividends or distributions on the series A participating preferred stock or series B convertible preferred stock;

             (c) shares of common stock issuable or issued upon exercise of warrants issued to banks, equipment lessors or other vendors, where such common stock or warrants were approved by the board of directors, including the representatives of the series B convertible preferred stock; or

             (d) shares of common stock issuable or issued as consideration for business combinations or corporate partnering agreements approved by the board of directors, including the representatives of the series B convertible preferred stock.

          5. Declare or pay any dividends on its common stock or redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of common stock; provided, however, that this restriction shall not apply to the repurchase of shares of common stock from employees, officers, directors, consultants or other persons performing services for Cardiac Pathways or any subsidiary pursuant to agreements under which Cardiac Pathways has the option to repurchase such shares at cost or at cost upon the occurrence of certain events, such as the termination of employment;

          6. Sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this corporation is disposed of;

          7. Repurchase any series of preferred stock, or

          8. Increase or decrease the size of the Cardiac Pathways board of directors.

     The holders of the series B convertible preferred stock will have a right of first offer with respect to future financings by Cardiac Pathways.

     The holders of 45% of the then outstanding series B convertible preferred stock will have the right to request that we register the shares of Cardiac Pathways common stock into which the series B convertible preferred stock are convertible after May 21, 2000. In addition, if we otherwise register shares of Cardiac Pathways common stock, the holders of the series B convertible preferred stock will be entitled to participate in the registration.

INTERIM FUNDING

     Certain of the investors in the financing have provided Cardiac Pathways with interim financing through a bridge loan of $3,000,000 on May 21, 1999. The investors may increase the bridge loan to $6,000,000. The purpose of the bridge loan is to fund our operations pending the completion of the financing. The promissory notes issued by Cardiac Pathways in connection with the bridge loan are convertible into shares of series B convertible preferred stock at the same price as the shares issued in the financing, subject to certain limitations until the stockholders have approved the transaction. We also issued warrants to purchase up to 300 shares of series B convertible preferred stock at an exercise price of $1,000 per share that are initially convertible into 300,000 shares of common stock. In the event that the remaining $3,000,000 of the bridge loan is advanced, we will issue warrants for an additional 300 shares of series B convertible preferred stock, which will be convertible into 300,000 shares of common stock. The bridge loan is secured by substantially all of Cardiac Pathways' assets.

ISSUANCE OF COMMON STOCK IN EXCESS OF 20% OF THE OUTSTANDING COMMON STOCK

     The conversion of the series B convertible preferred stock issued in the financing into common stock would result in the issuance of up to 40,000,000 new shares of Cardiac Pathways common stock. This amount of new shares is in excess of 20% of the outstanding common stock of Cardiac Pathways. In accordance with the requirements of the Nasdaq Stock Market, Cardiac Pathways must obtain stockholder approval for the issuance of a number of shares of series B preferred which are convertible into a number of shares of Cardiac Pathways common stock greater than 20% of the outstanding common stock of Cardiac Pathways. Approval of the financing will constitute such shareholder approval.

AMENDMENT OF THE 1991 STOCK PLAN (I) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 4,000,000 AND (II) TO INCREASE THE SHARE LIMITATIONS UNDER THE 1991 STOCK PLAN FOR PURPOSES OF SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

     At the special meeting, you are being asked to approve an amendment of the 1991 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000. The 1991 Stock Plan is structured to allow the board of directors broad discretion in creating equity incentives in order to assist Cardiac Pathways to attract, retain and motivate the best available personnel for the successful conduct of Cardiac Pathways' business. Cardiac Pathways has a longstanding practice of linking key employee compensation to corporate performance, because our board of directors believes that this increases employee motivation to improve stockholder value. Our proposed investors and our board of directors believe that the remaining shares available for grant under the 1991 Stock Plan are insufficient to accomplish the purposes of the 1991 Stock Plan.

     The 1991 Stock Plan currently provides that no employee will be granted, in any fiscal year, options to purchase more than 200,000 shares of common stock, except that in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 100,000 shares. This limitation is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Internal Revenue Code. You are being asked to approve an increase in such limitations. The amendment to the 1991 Stock Plan would provide that no employee will be granted, in any fiscal year, options to purchase more than 2,000,000 shares of common stock. This increase is being made to allow for a grant to our new president.

                                  MARKET PRICE

     The common stock of Cardiac Pathways has been traded on the Nasdaq Stock Market under the symbol CPWY since Cardiac Pathways' initial public offering on June 12, 1996. Prior to that time there was no public market for Cardiac Pathways common stock. On May 5, 1999, Nasdaq notified us that we were no longer in compliance with the net tangible asset requirements of $4,000,000 for continued listing on the Nasdaq Stock Market. Nasdaq is reviewing our eligibility for continued listing on the Nasdaq Stock Market. We have requested that Nasdaq defer action on the continued listing of Cardiac Pathways common stock until after the special meeting of stockholders. If we complete the financing, we expect to have sufficient cash resources to meet the listing requirements with which we are not currently in compliance.

     The following table sets forth for the period indicated the high and low sale prices of the common stock.

                                                              HIGH    LOW
                                                              ----    ----
FISCAL YEAR ENDED JUNE 30, 1997
  First Quarter.............................................  $17 1/2 $ 10 1/8
  Second Quarter............................................  $13 1/4 $ 10 1/4
  Third Quarter.............................................  $15 1/2 $  7 1/16
  Fourth Quarter............................................  $12 1/4 $  5 1/2

FISCAL YEAR ENDED JUNE 30, 1998
  First Quarter.............................................  $ 9 1/2 $  7 3/4
  Second Quarter............................................  $12     $  5 3/4
  Third Quarter.............................................  $ 9 1/8 $  6
  Fourth Quarter............................................  $10 1/2 $  6 7/8

CURRENT FISCAL YEAR
  First Quarter.............................................  $10 1/4 $  4 1/2
  Second Quarter............................................  $ 5     $  3 1/2
  Third Quarter.............................................  $ 5     $  1 1/8
  Fourth Quarter (through June 4, 1999).....................  $ 1 7/16 $   7/8

     As of June 4, 1999, there were approximately 175 holders of record of the common stock.

                                   DIVIDENDS

     Historically, we have not paid cash dividends to the holders of common stock. Upon completion of the financing, the series B convertible preferred stock will be entitled to cumulative dividends of 11% per annum and to any dividends declared on the common stock on an as-converted basis. We do not expect to pay dividends on our common stock for the foreseeable future.

                         LISTING OF SHARES TO BE ISSUED

     The series B convertible preferred stock issued in connection with the financing will not be listed on any exchange or trading system. The issuance of the series B convertible preferred stock will not be registered pursuant to the Securities Act of 1933, as amended. We have agreed to apply for the listing of the common stock issuable upon conversion of the series B convertible preferred stock on the Nasdaq Stock Market.

                               ERNST & YOUNG LLP

     Ernst & Young LLP has audited Cardiac Pathways' financial statements annually since 1991. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                      THE CARDIAC PATHWAYS SPECIAL MEETING

WHEN AND WHERE THE MEETING WILL BE HELD

     The special meeting of stockholders of Cardiac Pathways will be held at 12:00 p.m., local time on Tuesday, July 20, 1999, at 995 Benecia Avenue, Sunnyvale, California 94086.

WHAT WILL BE VOTED UPON

     At the Cardiac Pathways meeting, you will be asked to approve the following proposals:

     1. To approve the amendment and restatement of the Cardiac Pathways certificate of incorporation to effect a one-for-five reverse stock split of Cardiac Pathways outstanding common stock.

     2. To approve the amendment and restatement of the Cardiac Pathways certificate of incorporation to provide for an increase in the number of authorized shares of common stock to 75,000,000. If Proposal One is approved, however, the amendment to the Cardiac Pathways certificate of incorporation providing for the increase in the authorized shares will not be put into effect.

     3. To approve the sale to an investor group led by BankAmerica Ventures of up to 40,000 shares of series B convertible preferred stock which are convertible into 40,000,000 shares (pre-reverse split) of Cardiac Pathways common stock representing a number of shares of Cardiac Pathways common stock which is greater than 20% of the outstanding common stock.

     4. To approve an amendment of the Cardiac Pathways 1991 Stock Plan (i) to increase the number of shares authorized for issuance thereunder by 4,000,000 shares (pre-reverse split) to an aggregate of 6,567,030 shares (pre-reverse split) and (ii) to increase the share limitations under the 1991 Stock Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     5. To transact such other business as may properly come before the Special Meeting including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournment thereof.

ONLY STOCKHOLDERS ON JUNE 4, 1999 WILL BE ENTITLED TO VOTE

     You will be entitled to vote at the Cardiac Pathways meeting only if you are a holder of record of shares of Cardiac Pathways common stock at the close of business on June 4, 1999, the Cardiac Pathways record date. On that date there were 10,038,578 shares of Cardiac Pathways common stock outstanding, which were held by approximately 175 holders of record.

     You will be entitled to one vote for each share of Cardiac Pathways common stock you held on the record date on each matter to be acted upon that may properly come before the Cardiac Pathways meeting.

VOTE REQUIRED TO APPROVE THE PROPOSALS

     The approval and adoption of each of the proposals described above will require the affirmative vote of the Cardiac Pathways stockholders as follows:

                  PROPOSAL                               VOTE REQUIRED TO APPROVE
                  --------                               ------------------------

Approve a one-for-five reverse stock split     Majority of outstanding common stock

Increase of authorized shares of common stock  Majority of outstanding common stock
(only to be implemented if the reverse stock
split is not approved)

Sale of series B convertible preferred stock   Majority of the shares present and voting at
to an investor group led by BankAmerica        the meeting
Ventures and issuance of common stock in
excess of 20% of the outstanding common stock

Amendment of the 1991 Stock Plan to increase   Majority of the shares present and voting at
the number of shares of common stock           the meeting
authorized for issuance thereunder by
4,000,000 and a change in certain material
terms

     In accordance with the terms of the stock purchase agreement, our directors, officers and the following stockholders entered into voting agreements with Cardiac Pathways related to the approval of the sale of series B convertible preferred stock and the related transactions.

                                                                   PERCENT OF
                                                                     COMMON
                                                               STOCK BENEFICIALLY
                                                                    OWNED ON
                                                                  MAY 11, 1999
                                                                   (PRIOR TO
                        STOCKHOLDER                                FINANCING)
                        -----------                           --------------------
State of Wisconsin Investment Board.........................          17.5%
Entities affiliated with Institutional Venture Partners.....           8.2%
Arrow International, Inc. ..................................           6.0%
William N. Starling.........................................           3.0%
Thomas J. Fogarty, M.D. ....................................           2.4%
Japan Lifeline Co. .........................................           1.9%
Mir A. Imran................................................           1.9%
Earle L. Canty..............................................           0.7%
S. Allan Johnson............................................           0.5%
Richard E. Riley............................................           0.4%

     By entering into the voting agreements, each director, officer and stockholder named above have agreed to vote in favor of all matters presented at the Cardiac Pathways special meeting. As a result, our officers, directors and those stockholders listed above will vote all of the shares of Cardiac Pathways beneficially owned by them at the Cardiac Pathways record date, that represented 42.5% of the Cardiac Pathways common stock outstanding, for approval and adoption of the proposals to be voted upon at the Cardiac Pathways special meeting. Accordingly, approval of these proposals is likely.

SHARES HELD BY DIRECTORS, EXECUTIVE OFFICERS AND THEIR AFFILIATES

     On June 4, 1999, the directors and officers of Cardiac Pathways beneficially owned approximately 9.8% of the outstanding voting stock of Cardiac Pathways.

VOTES NEEDED FOR A QUORUM

     The required quorum for the transaction of business at the Cardiac Pathways meeting is a majority of the shares of Cardiac Pathways common stock outstanding on the record date.

EFFECT OF ABSTENTIONS AND BROKER NONVOTES

     We will treat shares that are voted "abstain" as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter ("broker nonvotes"), those shares will not be considered as present with respect to that matter. We believe that the tabulation procedures to be followed by the Inspector of Election are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

ADJOURNING THE MEETING

     In the event that there are not sufficient votes to approve and adopt the proposals set forth above at the time of the Cardiac Pathways meeting, the financing could not be approved by our stockholders and we could not complete the sale of the series B convertible preferred stock unless the Cardiac Pathways meeting was adjourned in order to permit further solicitation of proxies from our stockholders. The proxies that are being solicited by the Cardiac Pathways board grant the discretionary authority to vote for any such adjournment, if necessary. If it is necessary to adjourn the Cardiac Pathways meeting, and the adjournment is for a period of less than 30 days, no notice of the time and place of the adjourned meeting is required to be given to you other than an announcement of such time and place at the Cardiac Pathways meeting. A majority of the voting power represented and voting at the Cardiac Pathways meeting is required to approve any such adjournment, whether or not a quorum is present at the Cardiac Pathways meeting.

CARDIAC PATHWAYS WILL PAY THE EXPENSES OF PROXY SOLICITATION

     Cardiac Pathways will pay the expenses of soliciting proxies to be voted at the special meeting of stockholders. Following the original mailing of the proxies, this document and other soliciting materials, proxies may be solicited by Cardiac Pathways' directors, officers and other employees without additional compensation personally or by telephone, facsimile or telegram.

HOW PROXIES WILL BE VOTED

     The proxy accompanying this document is solicited on behalf of the Cardiac Pathways board of directors for use at the special meeting of stockholders. If you are a Cardiac Pathways stockholder, we request that you complete, date and sign the accompanying proxy and return it in the enclosed envelope or otherwise mail it to Norwest Bank N.A. When proxies are properly dated, executed and returned, the shares they represent will be voted at the meeting of stockholders in accordance with your instructions. If no specific instructions are given, your shares will be voted:

     - for the approval of the one-for-five reverse stock split;

     - for the approval of the increase in the number of authorized shares of common stock;

     - for the approval of the sale of series B convertible preferred stock;

     - for the increase of 4,000,000 shares reserved for issuance upon exercise of options granted under the 1991 Stock Plan and other material changes; and

     - at the discretion of the proxy holders, upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.

HOW YOU CAN REVOKE YOUR PROXY

     If you have given a proxy, you may revoke it at any time before it is exercised at the Cardiac Pathways meeting by:

     - delivering a written notice stating that the proxy is revoked to the Secretary of Cardiac Pathways by any means, including facsimile, bearing a date later than the date of the proxy;

     - signing and delivering a proxy relating to the same shares that bears a later date prior to the vote at the Cardiac Pathways meeting; or

     - attending the Cardiac Pathways meeting and voting in person.

     If you attend the Cardiac Pathways meeting your proxy will not be revoked unless you also take one of the other actions outlined above.

YOU DO NOT HAVE DISSENTERS' OR APPRAISAL RIGHTS IN CONNECTION WITH ANY PROPOSAL TO BE CONSIDERED AT THE SPECIAL MEETING OF STOCKHOLDERS.

YOU MUST ACT BY A SPECIFIED DATE TO PRESENT A STOCKHOLDER PROPOSAL AT THE NEXT CARDIAC PATHWAYS ANNUAL MEETING

     As a Cardiac Pathways stockholder, you are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. If you intend to present a proposal or nominate a director at Cardiac Pathways' next annual meeting of stockholders, the proposal or nomination must be received by Cardiac Pathways no later than June 30, 1999 in order that the proposals or nomination be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the special meeting of stockholders. If you intend to submit a proposal or nomination at the next Cardiac Pathways annual meeting of stockholders, which is not eligible for inclusion in the proxy statement relating to that meeting, you must give notice to Cardiac Pathways in accordance with the requirements set forth in the Securities Exchange Act no later than June 30, 1999. If you fail to comply with the foregoing sentence, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal or nomination is raised at the next Cardiac Pathways annual meeting of stockholders.

                                  PROPOSAL ONE

                        ONE-FOR-FIVE REVERSE STOCK SPLIT

     At the Cardiac Pathways special meeting, you are being asked to approve the amendment and restatement of the Cardiac Pathways certificate of incorporation to effect a one-for-five reverse stock split. The purpose of the proposed amendment is to provide for a sufficient number of authorized shares of Cardiac Pathways common stock to allow for the issuance of common stock upon the conversion of the series B convertible preferred stock and to provide additional shares of authorized but unissued common stock for issuance for proper corporate purposes, including under Cardiac Pathways' stock plans and in future financings. In addition, the trading price of our common stock has been at or below $5.00 since January 1999 and more recently has traded at approximately $1.00. The reverse stock split will increase the per share price to a range that is considered more typical for companies listed on the Nasdaq Stock Market. In addition, the requirements for continued listing on the Nasdaq Stock Market include the maintaining of a $1.00 minimum bid price for the common stock. The reverse stock split is designed to help Cardiac Pathways common stock continue to maintain the required minimum bid price.

VOTE REQUIRED

     The amendment of the Cardiac Pathways certificate of incorporation to effect a one-for-five reverse stock split requires the affirmative vote of a majority of the shares of common stock outstanding.

REASONS FOR THE REVERSE STOCK SPLIT

     Our board of directors has considered the proposed amendment to the certificate of incorporation and has determined that the proposed one-for-five reverse stock split is in the best interests of Cardiac Pathways and its stockholders. In connection with the financing described in Proposal Three, our board of directors has approved the issuance of up to 40,000 shares of series B convertible preferred stock that may be converted into 40,000,000 shares of common stock at the option of the holders. In addition, in connection with the interim funding, Cardiac Pathways has agreed to issue up to 600,000 shares of common stock upon exercise and conversion of warrants to purchase series B convertible preferred stock. Absent approval of the reverse stock split, Cardiac Pathways will not be able to complete the financing because the number of authorized but unissued shares of common stock are insufficient to permit conversion of the series B convertible preferred stock into common stock. Approval of the amendment to the Cardiac Pathways certificate of incorporation will constitute approval of the reverse stock split of the outstanding shares of common stock. The authorized but unissued shares of Cardiac Pathways common stock would be available for issuance from time to time for such purposes and for such consideration as our board of directors determines to be appropriate without further action by the stockholders, except for those instances where contract, applicable law or stock exchange rules require stockholder approval.

     The Cardiac Pathways certificate of incorporation currently provides that Cardiac Pathways may issue up to 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. Currently, 30,000 shares of preferred stock are designated as series A participating preferred stock and 50,000 shares are designated as series B convertible preferred stock. No shares of series A or series B convertible preferred stock are outstanding as of the date of this proxy statement. In addition, as of June 4, 1999 an aggregate of 2,866,629 shares of Cardiac Pathways common stock are reserved for issuance under the Cardiac Pathways stock option and purchase plans, exclusive of the proposed increase set forth in Proposal Four and 143,141 shares are reserved for issuance upon the exercise of outstanding warrants (excluding the warrants issued pursuant to the interim financing). Thus, assuming that Cardiac Pathways reserved shares of common stock for the possible conversion of all authorized options and warrants but not the conversion of any shares of common stock upon conversion of preferred stock, only approximately 16,951,652 shares of common stock would remain available for issuance.

     Our board of directors believes that it is in the best interest of Cardiac Pathways and its stockholders to implement a one-for-five reverse stock split that would have the effect of reducing the number of shares of outstanding common stock to one-fifth of the current number, or 2,007,716 shares, in order to have additional authorized but unissued shares available without the expense and delay of a special meeting of stockholders.

For example, the financing described in Proposal Three could not be completed because Cardiac Pathways would not have a sufficient number of shares of common stock to issue upon the conversion of the series B convertible preferred stock. In addition, our board of directors believes the availability of such shares will provide Cardiac Pathways with the flexibility to issue common stock for proper corporate purposes that may be identified in the future. For example, shares of common stock may be issued if our board of directors determines it is necessary or appropriate to permit a future stock dividend or stock split, to raise additional capital, to acquire another corporation or another corporation's business or assets or to establish a strategic relationship with a corporate partner. Our board of directors does not intend to authorize the issuance of any such shares except on terms the board deems to be in the best interest of Cardiac Pathways.

     If the proposal to implement a one-for-five reverse stock split is approved by the Cardiac Pathways stockholders, our board of directors does not intend to solicit further stockholder approval before issuing any additional shares of common stock including upon the conversion of the series B convertible preferred stock to be sold in the financing, except as may be required by contract, applicable law or stock exchange rules. The reverse stock split will not have any immediate effect on the rights of existing stockholders.

     No fractional shares of common stock will be issued in connection with the reverse stock split. In lieu of fractional shares, the number of post-split shares to which each holder is entitled will be rounded up or down to the nearest whole number.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ONE-FOR-FIVE REVERSE STOCK SPLIT.

                                  PROPOSAL TWO

          INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 75,000,000

     At the Cardiac Pathways meeting, you are being asked to approve an amendment and restatement of the Cardiac Pathways certificate of incorporation to increase the authorized shares of common stock to 75,000,000. This amendment of the Cardiac Pathways certificate of incorporation, if approved, will not be filed if the stockholders also approve the reverse stock split described in Proposal One. The purpose of the proposed amendment is to provide for a sufficient number of authorized shares of Cardiac Pathways common stock to allow for the issuance of common stock upon the conversion of the series B convertible preferred stock and to provide additional shares of authorized but unissued common stock for issuance for proper corporate purposes, including under Cardiac Pathways' stock plans and in future financings.

VOTE REQUIRED

     The amendment of the Cardiac Pathways certificate of incorporation to increase the authorized shares of common stock requires the affirmative vote of a majority of the shares of common stock outstanding.

REASONS FOR THE INCREASE IN AUTHORIZED SHARES

     Our board of directors has considered the proposed amendment to the certificate of incorporation and has determined that the proposed increase in the authorized shares of common stock is in the best interests of Cardiac Pathways and its stockholders. In connection with the financing described in Proposal Three, our board of directors has approved the issuance of up to 40,000 shares of series B convertible preferred stock that may be converted into 40,000,000 shares of common stock at the option of the holders. In addition, in connection with the interim funding, Cardiac Pathways has agreed to issue up to 600,000 shares of common stock upon exercise and conversion of warrants to purchase series B convertible preferred stock. Absent approval of the increase in the authorized shares of common stock, Cardiac Pathways will not be able to complete the financing because the number of authorized but unissued shares of common stock are insufficient to permit conversion of the series B convertible preferred stock into common stock. Approval of the amendment to the Cardiac Pathways certificate of incorporation will constitute approval of the increase in authorized shares of common stock. The authorized but unissued shares of Cardiac Pathways common stock would be available for issuance from time to time for such purposes and for such consideration as our board of directors determines to be appropriate without further action by the stockholders, except for those instances where contract, applicable law or stock exchange rules require stockholder approval.

     The Cardiac Pathways certificate of incorporation currently provides that Cardiac Pathways may issue up to 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. Currently, 30,000 shares of preferred stock are designated as series A participating preferred stock and 50,000 shares are designated as series B convertible preferred stock. No shares of series A or series B convertible preferred stock are outstanding as of the date of this proxy statement. In addition, as of June 4, 1999 an aggregate of 2,866,629 shares of Cardiac Pathways common stock are reserved for issuance under the Cardiac Pathways stock option and purchase plans, exclusive of the proposed increase set forth in Proposal Four and 143,141 shares are reserved for issuance upon the exercise of outstanding warrants (excluding the warrants issued pursuant to the interim financing). Thus, assuming that Cardiac Pathways reserved shares of common stock for the possible conversion of all authorized options and warrants but not the conversion of any shares of common stock upon conversion of preferred stock, only approximately 16,951,652 shares of common stock would remain available for issuance.

     Our board of directors believes that it is in the best interest of Cardiac Pathways and its stockholders to increase the authorized shares of common stock in order to have additional authorized but unissued shares available without the expense and delay of a special meeting of stockholders. For example, the financing described in Proposal Three could not be completed because Cardiac Pathways would not have a sufficient number of shares of common stock to issue upon the conversion of the series B convertible preferred stock. In addition, our board of directors believes the availability of such shares will provide Cardiac Pathways with the flexibility to issue common stock for proper corporate purposes that may be identified in the future. For example, shares of common stock may be issued if our board of directors determines it is necessary or appropriate to permit a future stock dividend or stock split, to raise additional capital, to acquire another corporation or another corporation's business or assets or to establish a strategic relationship with a corporate partner. Our board of directors does not intend to authorize the issuance of any such shares except on terms the board deems to be in the best interest of Cardiac Pathways.

     If the proposal to implement an increase in the authorized shares of common stock is approved by the Cardiac Pathways stockholders, our board of directors does not intend to solicit further stockholder approval before issuing any additional shares of common stock including upon the conversion of the series B convertible preferred stock to be sold in the financing, except as may be required by applicable law or stock exchange rules. The reverse stock split will not have any immediate effect on the rights of existing stockholders.

     To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage of equity ownership of Cardiac Pathways, and, depending on the price at which such additional shares are issued, could be dilutive to existing stockholders. Existing Cardiac Pathways stockholders have no statutory preemptive rights with respect to issuances of common stock.

ANTI-TAKEOVER IMPLICATIONS OF DELAWARE LAW AND EXISTING CHARTER DOCUMENTS

     The increase in the authorized but unissued number of shares of Cardiac Pathways common stock to 75,000,000 and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of Cardiac Pathways, without further action by the stockholders. Shares of authorized but unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of Cardiac Pathways more difficult and, therefore, less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share or book value per share of outstanding shares of common stock. Additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of Cardiac Pathways.

     In recent years, a number of states have adopted special laws designed to make certain kinds of unfriendly corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Section 203 of the Delaware General Corporation Law, certain business combinations with interested stockholders of Delaware corporations are subject to a three year moratorium unless specified conditions are met.

     Section 203 applies to Cardiac Pathways because it is a corporation whose shares are listed on the Nasdaq Stock Market. Section 203 applies to those Delaware corporations whose shares are:

     - listed on a national securities exchange;

     - quoted on an interdealer quotation system of a registered national securities association; or

     - held of record by more than 2,000 stockholders.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which:

     - owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock; or

     - is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years; or

     - is an affiliate or associate of any of the foregoing.

     Section 203 defines outstanding voting stock to include in addition to outstanding capital stock any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights. Outstanding voting stock also includes those shares of stock with respect to which the person has voting rights only in an interested stockholders' total voting stock.

     For purposes of Section 203, the term "business combination" is defined broadly to include:

     - mergers with or caused by the interested stockholder;

     - sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock;

     - the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or

     - receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three year moratorium imposed on business combinations by Section 203 does not apply if:

     - prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

     - upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer);

     - or on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder.

     Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Cardiac Pathways did not so elect to be excluded.

     Section 203 will encourage any potential acquirer to negotiate with Cardiac Pathways' board of directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Cardiac Pathways in which all stockholders would not be treated equally. Stockholders should note, however, that the application of Section 203 to Cardiac Pathways confers upon the board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Cardiac Pathways' shares over the then current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions. In connection with the financing described pursuant to Proposal Three below, the Cardiac Pathways board of directors has voted unanimously to approve the financing. As a result, the investors purchasing the series B convertible preferred stock in the financing would not become interested stockholders for purposes of Section 203 as a result of the financing.

     The certificate of incorporation provides for the board to be divided into three classes, as nearly equal in number as possible, serving staggered terms. Approximately one-third of the board will be elected each year. The provision for a classified board could prevent a party who acquires control of a majority of the outstanding voting stock from obtaining control of the board until the second annual stockholders meeting following the date the acquirer obtains the controlling stock interest. The classified board provision could have the effect of discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of Cardiac Pathways and could increase the likelihood that incumbent directors will retain their positions. The certificate of incorporation provides that directors may be removed (i) with cause by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of voting stock or
(ii) without cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the voting stock.

     The certificate of incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders and cannot be taken by written consent in lieu of a meeting. The certificate of incorporation and the bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called pursuant to a resolution adopted by a majority of the board of directors, by the chief executive officer of Cardiac Pathways, or by stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

     The bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders of Cardiac Pathways, including proposed nominations of persons for election to the board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board or by a stockholder who was a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given to Cardiac Pathways' Secretary timely written notice, in proper form, of the stockholder's intention to bring that business before the meeting. Although the bylaws do not give the board the power to approve or disapprove stockholder nominations of candidates or proposals regarding other business to be conducted at a special or annual meeting, the bylaws may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed or may discourage or defer a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of Cardiac Pathways.

     The certificate of incorporation provides that the affirmative vote of holders of at least 66 2/3% of the total votes eligible to be cast in the election of directors is required to amend, alter, change or repeal certain of its provisions. This requirement of a super-majority vote to approve amendments to the certificate of incorporation could enable a minority of Cardiac Pathways' stockholders to exercise veto power over any such amendments.

     In addition, Delaware law permits a corporation to adopt such measures as stockholder rights plans designed to reduce a corporation's vulnerability to unsolicited takeover attempts. In April 1997, Cardiac Pathways adopted such a plan (the "Rights Plan"). Pursuant to the Rights Plan, Cardiac Pathways declared a dividend of one common Share Purchase Right (a "Right") for each outstanding share of common stock and each share of common stock issued thereafter. Initially, each Right entitles holders of common stock to purchase from Cardiac Pathways one share of common stock at an exercise price of $125.00, subject to adjustment. The Rights are not exercisable until the occurrence of specified events. See "Description of Capital Stock" on page 42. The financing described in Proposal Three below will not be an event that triggers the exercisability of the Rights.

     We have no present intention to amend the certificate of incorporation or bylaws to include additional provisions other than those now present in its certificate of incorporation and bylaws which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its stockholders, our board of directors will continue to evaluate Cardiac Pathways' vulnerability to potential unsolicited bids to acquire Cardiac Pathways on unfavorable terms and to consider strategies to enhance the board's ability to negotiate with an unsolicited bidder.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK, HOWEVER, THE INCREASE WILL NOT BE IMPLEMENTED IF PROPOSAL ONE IS ALSO APPROVED.

                                 PROPOSAL THREE

                  SALE OF SERIES B CONVERTIBLE PREFERRED STOCK

BACKGROUND OF THE FINANCING

     Cardiac Pathways was founded in 1991 and to date has engaged primarily in researching, developing, testing and obtaining regulatory clearances for its products. We have experienced significant operating losses since inception. As of March 31, 1999, we had an accumulated deficit of $75.4 million.

     Delays in product development, in the commencement, progress and completion of clinical trials for our products, in the FDA approval process for our products and in the commercialization of such products have resulted in Cardiac Pathways expending more resources in its operations than anticipated. As a result, in order to execute our business plan, we need to raise additional capital. Beginning in early 1998 and continuing until May 1999, our management explored the strategic alternatives available to us. The strategic alternatives explored included raising additional capital through private and public equity financings. We explored the possibility of raising needed capital through a public offering. Unfortunately, discussions with potential investment bankers indicated that a public offering by an early stage medical device company would be difficult to complete given prevailing market conditions. During this period, our management also sought discussions with several third parties regarding a potential private placement in order to raise the needed capital. Among the parties with whom we had discussions regarding a potential private placement were BankAmerica Ventures and Morgan Stanley Dean Witter Venture Partners.

     We also explored the possibility of selling Cardiac Pathways. Beginning in early 1998, our management sought discussions with third parties regarding a potential acquisition or other strategic relationship that would result in a significant infusion of capital. In addition, in July 1998 we engaged the services of Morgan Stanley & Co. Incorporated as financial advisor to assist us in analyzing the strategic alternatives available to us. On July 23, 1998, Cardiac Pathways executed an engagement letter pursuant to which Morgan Stanley was formally retained. Beginning in July 1998, Morgan Stanley actively solicited third parties to ascertain interest in acquiring Cardiac Pathways. From July 1998 through May 1999, Morgan Stanley and our management contacted or were contacted by several potential strategic buyers.

     During this time period, the Cardiac Pathways Board received reports from management regarding the results of efforts to investigate various forms of public or private financings or strategic transactions with third parties.

     On March 2, 1999, we informed Silicon Valley Bank that we were not in compliance with the financial ratio and liquidity covenants in our May 1998 loan agreement with the bank. In March 1999, we transferred $3,000,000 of our cash balances to a restricted account at Silicon Valley Bank for the purpose of collateralizing part of the loan balance and pledged an additional $3,300,000 of securities to collateralize 105% of the principal amount of the loan. By May 20, 1999, Silicon Valley Bank had foreclosed and had taken possession of the collateral in satisfaction of the full amount due under the loan.

     On March 22, 1999, in order to widely disseminate our desire to discuss strategic transactions with third parties and to improve the likelihood that all indications of interest would be received, we issued a press release announcing that we had retained Morgan Stanley to assist us to analyze and pursue strategic alternatives, including raising additional capital or the sale of Cardiac Pathways.

     On April 7, 1999, Nasdaq requested that we provide Nasdaq information with respect to our ability to meet Nasdaq's quantitative maintenance requirements. On May 5, 1999, Nasdaq notified us that, based upon its review of the information provided, we were no longer in compliance with the net tangible assets requirement of $4.0 million for continued listing on Nasdaq. Nasdaq requested that we provide Nasdaq with a plan on or prior to May 17, 1999 to sustain compliance with the continued listing requirements of Nasdaq. In the absence of such a plan, Nasdaq would commence the delisting process.

     In March and April 1999, discussions with BankAmerica Ventures regarding a significant private placement became serious. During this period we negotiated the terms of a potential private placement and BankAmerica Ventures performed extensive due diligence. Our management and Morgan Stanley also actively solicited and contacted several third parties to ascertain if there were any interest in entering into a strategic transaction with Cardiac Pathways.

     On April 22, 1999, our management reported to our board of directors that the terms of a Letter of Intent regarding a significant private financing had been negotiated with BankAmerica Ventures. Our management also reported to the board regarding our alternatives. At this meeting, the board of directors approved the Letter of Intent regarding the financing and authorized management to execute the Letter of Intent and to negotiate definitive agreements for the financing.

     As of May 14, 1999, Cardiac Pathways' balance of cash, cash equivalents and short-term investments was only $450,000. In the absence of an immediate in flow of capital, Cardiac Pathways would not have sufficient resources to continue operations.

     From April 23 through May 21, 1999, we negotiated the terms of definitive agreements for the financing. On May 16 and May 20, 1999, our board of directors met to review the terms of the definitive agreements and approved the terms of the financing and authorized management to enter into the definitive agreements. Thereafter, on May 21, 1999, the definitive agreements were executed.

THE PROPOSED FINANCING

     On May 21, 1999 we signed a definitive agreement with BankAmerica Ventures, Morgan Stanley Dean Witter Venture Partners and certain other investors (including Thomas J. Fogarty, M.D. one of our current directors, and the State of Wisconsin Investment Board, a current stockholder) for the sale of $31,500,000 of our series B convertible preferred stock (with the possibility that this amount will increase up to $40,000,000). The proposed investors include certain of our existing stockholders. In connection with the financing, our board of directors has approved the issuance of up to 40,000 shares of series B convertible preferred stock that may be converted into 40,000,000 shares of common stock at the option of the holders. If the financing closes, we will issue up to 40,000 shares of series B convertible preferred stock at a purchase price of $1,000 per share and raise up to $40,000,000, not including the issuance and exercise warrants to purchase up to 600 shares of series B convertible preferred stock in the interim funding (described below). As of May 21, 1999, $31,500,000 of the financing was committed subject to satisfaction of the closing conditions described below. If the financing does not close, Cardiac Pathways will not have sufficient resources to continue our operations in the absence of an alternative transaction. We do not believe that any funds would be available for our stockholders in the event Cardiac Pathways ceased operations and was liquidated.

INTERIM FUNDING

     Certain of the investors in the financing have provided Cardiac Pathways with interim financing through a bridge loan of $3,000,000 on May 21, 1999. The investors may increase the bridge loan to $6,000,000. The purpose of the bridge loan is to fund our operations until the completion of the financing. The promissory notes issued by Cardiac Pathways in connection with the bridge loan and the interest accrued thereon are convertible into shares of series B convertible preferred stock at the same price as the shares issued in the financing at the election of the holder. We also issued warrants to purchase up to 300 shares of series B convertible preferred stock at an exercise price of $1,000 per share that are initially convertible into 300,000 shares of common stock. In the event that the remaining $3,000,000 of the bridge loan is advanced, we will issue warrants for an additional 300 shares of series B convertible preferred stock. The bridge loan is secured by substantially all of Cardiac Pathways' assets. In the event the stockholders do not approve the series B convertible financing by October 31, 1999 or by affirmative vote fail to approve the financing, the holders of 25% of the outstanding notes may demand that the entire principal of the notes be immediately due and payable. At such time, Cardiac Pathways has also agreed to issue additional warrants to purchase series B convertible preferred stock.

REASONS FOR THE FINANCING

     FACTORS WEIGHING IN FAVOR OF THE FINANCING

     The effect on Cardiac Pathways of the deteriorating financing opportunities for development stage medical device companies. This situation, as well as Cardiac Pathways' cash position, made completion of a transaction that would provide liquidity in a short time frame imperative.

     The deterioration in Cardiac Pathways' financial condition and the anticipated qualification by Cardiac Pathways' auditors of their report on Cardiac Pathways' financial statements for the period ended June 30, 1999 by noting "substantial doubt about its ability to continue as a going concern," thereby decreasing Cardiac Pathways' other financing alternatives.

     The absence of any serious offers from any other third parties regarding a possible acquisition of Cardiac Pathways' assets or a possible merger with Cardiac Pathways.

     The strong possibility that if this financing is not completed Cardiac Pathways will be forced into bankruptcy, which would result in little or no return to the current stockholders.

     The anticipated positive effects upon Cardiac Pathways' balance sheet and results of operations from the use of the net proceeds of the financing to expand Cardiac Pathways' ability to develop and market its products.

     The board's belief that Cardiac Pathways is well positioned to contribute and engage in several growing segments of the medical device industry. Cardiac Pathways' strategy for its continuing catheter business includes seeking to achieve commercialization of its Chilli Cooled Ablation Catheter, further development of Cardiac Pathways' enabling visualization technology for multiple applications and development of new capabilities to meet electrophysiologists future needs.

     FACTORS WEIGHING AGAINST THE FINANCING

     The terms of the financing are highly dilutive to the current holders of common stock. If the financing is completed, the current holders will own approximately 20% of Cardiac Pathways outstanding capital stock.

     Considering all of the above factors, the board of directors concluded that Cardiac Pathways should become focused on developing its products with a significantly downsized workforce. The infusion of cash provided by the financing will give Cardiac Pathways the resources to fund the commercialization and further development of its Chilli Cooled Ablation Catheter products, and will enable Cardiac Pathways to sharply focus its development activities. The board did not independently establish a value for the financing, but based on all the above factors, determined that the financing was fair and reasonable to Cardiac Pathways and its stockholders. The board did not assign a weight for the individual factors considered in evaluating the financing. The board did not perform any material financial analyses. The board also considered a liquidation sale of assets, but determined that the financing would result in higher stockholder value. The value of Cardiac Pathways' significant intellectual property and seasoned engineering team would not be realized in a liquidation. The board believes that with the cash to be obtained from the financing, Cardiac Pathways will be better positioned to develop next generation products, thereby creating the potential for increased revenues from these products. The board consulted with counsel for Cardiac Pathways regarding whether the financing is a change in control of Cardiac Pathways, and based on the percentage of ownership of existing stockholders before and after the financing, such counsel advised Cardiac Pathways that the financing should be considered a change in control of Cardiac Pathways. The board did not obtain a formal written opinion of such counsel to such effect. The board did not seek such a formal written opinion because the question of whether the financing constitutes a change in control is primarily a factual determination and, in light of the percentage of stockholders' equity to be held by existing stockholders after the financing, such determination was relatively free from doubt.

TERMS OF THE FINANCING

     THE STOCK PURCHASE AGREEMENT

     The existing board of directors of Cardiac Pathways will resign effective upon the closing of the financing. The holders of the series B convertible preferred stock will have the right to elect three members of the board of directors, two of whom shall be nominated by BankAmerica Ventures and shall be Mark J. Brooks and Anchie Y. Kuo, M.D. and one of whom shall be nominated by Morgan Stanley Dean Witter Venture Partners who shall be Fazle Husain. One member of the board of directors will be the chief executive officer of Cardiac Pathways, Thomas M. Prescott. The remaining director will be appointed by a majority of the board of directors and will initially be William N. Starling who is also the chairman. Cardiac Pathways has agreed to amend its bylaws to provide that the board of directors may consist of five to seven members. Cardiac Pathways will be required to obtain the consent of the directors nominated by the holders of the series B convertible preferred stock in order to increase the size of the board of directors from five.

     William N. Starling resigned as chief executive officer and president of Cardiac Pathways on May 24, 1999.

     RIGHT OF FIRST OFFER

     The holders of the series B convertible preferred stock will have a right of first offer with respect to additional financings by Cardiac Pathways.

     VOTING AGREEMENT

     Closing of the financing is contingent upon Cardiac Pathways obtaining the approval of its stockholders to the terms of the financing. Holders of Cardiac Pathways common stock who have voting power over 42.5% of Cardiac Pathways common stock have entered into voting agreements with Cardiac Pathways. Pursuant to the voting agreements, such holders of Cardiac Pathways common stock have agreed to vote in favor of the financing. In addition, the board of directors has agreed to recommend that our stockholders approve the financing. The financing is also contingent upon Cardiac Pathways completing a one-for-five reverse stock split.

     NON-SOLICITATION

     We have agreed to a nonsolicitation provision that provides that we will not directly or indirectly solicit an acquisition, furnish information that is in connection with or response to an acquisition proposal or engage in discussions regarding an acquisition. We are required to notify the purchasers of the series B convertible preferred stock immediately of any other acquisition proposals. In the event that Cardiac Pathways receives a bona fide, unsolicited offer to acquire all of the capital stock of Cardiac Pathways or substantially all of our assets at a higher valuation for Cardiac Pathways than the financing, we are required to notify the purchasers. We may enter into negotiations with or accept the higher offer; however, we are required to pay a $1,000,000 break-up fee to the participants in the interim funding upon the closing of the alternate transaction on a pro rata basis according to their level of participation in the interim funding.

     CLOSING CONDITIONS

     The closing of the financing is subject to other conditions including:

     - Termination of our existing shareholders rights agreement;

     - Execution of the voting agreement by the holders of at least 40% of our common stock;

     - Receipt of stockholder approval to increase the number of shares authorized for issuance under the 1991 Stock Plan by 4,000,000 shares;

     - Satisfaction of the stockholder approval requirements of the Nasdaq Stock Market in connection with the issuance of securities convertible into 20% or more of Cardiac Pathways' common stock;

     - Approval of the financing for purposes of Section 203; and

     - No material adverse change in our financial condition since the date of our most recent Form 10-Q.

     THE REGISTRATION RIGHTS AGREEMENT

     The holders of the series B convertible preferred stock will be entitled to certain registration rights. Demand registrations on Form S-1 and S-3 may be exercised by the holders of at least 45% of the then outstanding shares of series B convertible preferred stock after May 31, 2000.

     INTERESTS OF OUR OFFICERS, DIRECTORS AND STOCKHOLDERS IN THE FINANCING

     In connection with the financing, William N. Starling, Cardiac Pathways' chairman, resigned as our President and chief executive officer. Mr. Starling, unlike our other current directors, will be a member of the Cardiac Pathways' board of directors after the closing of the financing. Mr. Starling will also be reappointed as chairman of the post-financing board of directors. Cardiac Pathways, the proposed holders of the series B convertible preferred stock and Mr. Starling have agreed that for as long as Mr. Starling continues as a member of Cardiac Pathways' board of directors, the options to purchase Cardiac Pathways common stock held by Mr. Starling will continue to vest.

     Thomas M. Prescott was appointed as Cardiac Pathways' president and chief executive officer as of May 24, 1999. In connection with the financing, Cardiac Pathways and the investors have agreed to appoint Mr. Prescott as a director of Cardiac Pathways effective upon the closing of the financing. In addition, Mr. Prescott entered into an employment agreement with Cardiac Pathways that among other things provides that Mr. Prescott is entitled to an annual base salary of $225,000 and options to purchase 1,236,532 shares of Cardiac Pathways common stock at an exercise price of $1.00 per share. Cardiac Pathways granted such options shares on June 7, 1999 subject to our stockholders approval of the increase in authorized shares available for grant under the 1991 Stock Plan set forth in Proposal Four. One-fourth of Mr. Prescott's options will vest on each anniversary of his employment over the next four years. In the event Mr. Prescott is terminated without justifiable cause (as defined in the employment agreement) during the first year of his employment, Mr. Prescott will be entitled to acceleration of vesting as to 1/48th of such options for each full month of employment. Mr. Prescott is also entitled to immediate vesting of 100% of his shares if a merger or other sale of Cardiac Pathways results in a change in control of its voting stock and Mr. Prescott is involuntarily terminated.

     In addition to options to purchase Cardiac Pathways' common stock, Mr. Prescott is entitled to the following:

     - a $250,000 loan from Cardiac Pathways at a 7% interest rate to purchase shares of the series B convertible preferred stock that is payable in 12 quarterly installments commencing on the third anniversary of the loan;

     - relocation expenses;

     - a one-time bonus of $75,000 payable by June 25, 1999;

     - severance of 12 months of his then current monthly salary in the event Mr. Prescott is terminated without justifiable cause (as such term is defined in the employment agreement); and

     - a bonus of up to 25% of his then current salary upon the attainment of goals set by the board of directors for each fiscal year during which Mr. Prescott remains Cardiac Pathways' chief executive officer.

     Thomas J. Fogarty, M.D., a current director, has agreed to purchase 500 shares of our series B convertible preferred stock in the financing. The State of Wisconsin Investment Board, our largest current stockholder, has agreed to purchase 6,000 shares of series B convertible preferred in the financing. The State of Wisconsin Investment Board has also provided a $600,000 bridge loan to Cardiac Pathways that is secured, jointly with the other bridge loans, by substantially all of our assets. We granted the State of Wisconsin

Investment Board warrants to purchase 60 shares of series B convertible preferred stock at a per share exercise price that is initially $1,000 per share.

     CARDIAC PATHWAYS BOARD OF DIRECTORS AND MANAGEMENT AFTER THE FINANCING

     Effective upon the closing of the financing, our current board of directors will resign. The board of directors after the closing of the financing will consist of five members, three of whom will be nominees of the series B stockholders. The fourth director will be our chief executive officer. The incoming director will be an individual acceptable to the other directors. The consent of the directors nominated by the series B convertible preferred stock will be required to increase the number of directors.

     Our board of directors will consist of the following persons after the closing of the financing:

        NAME          AGE                REPRESENTATIVE OF
        ----          ---                -----------------
Mark J. Brooks......  32    BankAmerica Ventures
M. Fazle Husain.....  35    Morgan Stanley Dean Witter Venture Partners
Anchie Y. Kuo,
  M.D. .............  39    BankAmerica Ventures
Thomas M.
  Prescott..........  43    Chief Executive Officer
William N.
  Starling..........  46    Chairman

     MARK J. BROOKS is a partner of BankAmerica Ventures where he has been employed since August 1995. From September 1993 to July 1995, Mr. Brooks was a senior associate at Mercer Management Consulting. Prior to that time, Mr. Brooks was a loan officer in the Media Group of Manufacturers Hanover Trust Company. Mr. Brooks is a member of the boards of directors of ManorHouse Retirement Centers, LivHome and InPatient Management Consultants, Inc.

     M. FAZLE HUSAIN is a Principal of Morgan Stanley Dean Witter & Co., an investment banking firm, where he has been employed since 1991, and is a Managing Member of Morgan Stanley Venture Partners III, L.L.C., the General Partner of Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P. and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P. Mr. Husain was also employed at Morgan Stanley Dean Witter from 1987 until 1989. Mr. Husain focuses primarily on investments in the healthcare industry, including healthcare services, medical devices and healthcare information technology. Mr. Husain is also a member of the boards of directors of IntegraMed America Inc., Allscripts, Inc., U.S. Healthworks, Inc. and DentalCo, Inc.

     ANCHIE Y. KUO, M.D. is a partner of BankAmerica Ventures, where he has been employed since 1994. Prior to joining BankAmerica Ventures, Dr. Kuo was a general partner of Ventures Medical. Dr. Kuo is also a member of the boards of directors of Acusphere, Collegiate Healthcare, Dynavax, Immusol, the Call Doctor Company, U.S. Healthworks, Inc. and Via Medical Corporation.

     THOMAS M. PRESCOTT has served as Cardiac Pathways' President and Chief Executive Officer since May 1999. Mr. Prescott was Vice President and General Manager of a respiratory business unit of Mallinckrodt, Inc. from August, 1996 to May 1999. Mr. Prescott served in other senior leadership roles at Nellcor, Inc. from April 1994 until Nellcor's acquisition by Mallinckrodt in August 1997. Prior to that time, Mr. Prescott served in various roles at General Electric Medical Systems and Siemens A.G.

     WILLIAM N. STARLING has been a director of Cardiac Pathways since 1991 and has served as Chairman since 1996. From January 1992 to May 1999, Mr. Starling served as the President and Chief Executive Officer of Cardiac Pathways. Mr. Starling serves as a director of several privately held companies and serves on the Board of Visitors of the University of North Carolina at Chapel Hill.

     The other key members of the Cardiac Pathways management team include:

     DEBRA S. ECHT, M.D. has been Vice President and Chief Medical Officer of Cardiac Pathways since September 1996. From July 1990 to August 1996, Dr. Echt was Associate Professor of Medicine/Cardiology and Director of the Cardiac Arrhythmia Section at Vanderbilt University. She held a concurrent position as a member and consultant on the United States Food and Drug Administration's Circulatory System Devices Advisory Panel from June 1991 to July 1996.

     BRIAN GRIGSBY has been Vice President Operations since February 1999. From August 1998 to January 1999, Mr. Grigsby was Senior Director of Quality Assurance of Cardiac Pathways. From September 1996 to July 1998, Mr. Grigsby was Director of Quality Assurance of the Company. From September 1988 to August 1996, Mr. Grigsby held various positions within the medical device industry including Director, Manufacturing, Quality and Regulatory Affairs with Catheter Research Inc. and Manager, Quality and Manufacturing Engineering with Medtronic, Inc.

     JON P. HUNT, PH.D. has been Vice President, Sales and Marketing since June 1999. He previously served as Vice President, International Sales of Cardiac Pathways from March 1998 through May 1999. From April 1996 to March 1998, Dr. Hunt was Business Unit Director of the Cardiac Rhythm Management Division of St. Jude Medical Europe, a medical device company. From November 1993 to March 1996, Dr. Hunt was Director of Clinical Research of Pacesetter Systems, Inc. ("Pacesetter"), a medical device company. From January 1992 to November 1993, Dr. Hunt was Director of Clinical Programs at Cardiac Pacemakers, Inc., a medical device company.

     G. MICHAEL LATTA has been Vice President, Finance and Chief Financial Officer of Cardiac Pathways since December 1998. From September 1994 to November 1998, Mr. Latta held various financial management positions with Cardiac Pathways. From September 1989 to September 1994, Mr. Latta was with Ernst & Young LLP, most recently as Audit Manager. Mr. Latta is a Certified Public Accountant.

     RICHARD E. RILEY has been Executive Vice President, Research and Development since July 1998. Mr. Riley was Vice President, Product Development of Cardiac Pathways from July 1994 to July 1998. From July 1992 to July 1994, Mr. Riley was Vice President, Software Development of Cardiac Pathways. From 1982 to June 1992, Mr. Riley held various engineering positions, including Project Director with Medtronic, Inc., a medical device company.

     THE 20% RULE

     The Bylaws of the Nasdaq Stock Market require Cardiac Pathways to obtain stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by Cardiac Pathways of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book value or market value of the common stock.

     Before voting, each stockholder should consider the following factors with respect to the conversion of the series B convertible preferred stock in excess of the 20% Rule. If Cardiac Pathways fails to obtain the approval of our stockholders prior to the issuance of the series B convertible preferred stock, we would be in violation of the continued listing requirements of the Nasdaq Stock Market and we expect that the Nasdaq Stock Market would initiate delisting proceedings with respect to the Cardiac Pathways common stock. Delisting of our common stock would make it difficult for our stockholders to sell our shares and would substantially inhibit our ability to raise additional capital if necessary. Furthermore, if Cardiac Pathways fails to obtain stockholder approval for the sale of the Series B Preferred, the investors will not be required to proceed with the financing. The number of shares of common stock issuable upon conversion of the series B convertible preferred stock will be greater than 20% of the common stock outstanding immediately prior to the financing. The series B convertible preferred stock may be converted at any time at the request of its holders. The terms of the series B convertible preferred stock will allow the holders of the series B convertible preferred stock to obtain shares of common stock at a price below the current market value and are entitled to adjustments to the Conversion Price if Cardiac Pathways issues additional securities at a price lower than the prevailing conversion price of the series B convertible preferred stock. See "Terms of The Preferred Stock" below. It is a condition to closing that Cardiac Pathways obtain the consent of the stockholders in satisfaction of the Nasdaq Stock Market requirements. Therefore, the board of directors has determined that we are required to obtain the approval of Cardiac Pathways' stockholders at this time.

               THE SERIES B CONVERTIBLE PREFERRED STOCK FINANCING

TERMS OF THE PREFERRED STOCK

     PURCHASE PRICE, CONVERSION RIGHTS. Each share of the series B convertible preferred stock will be sold at a purchase price of $1,000. Each holder of shares of series B convertible preferred stock has the right at any time, and from time to time, to convert some or all such shares into 1,000 fully paid and nonassessable shares (pre-reverse split) of common stock per share of series B convertible preferred stock (subject to adjustment as described below). In addition, all outstanding shares of series B convertible preferred stock will be automatically converted into Cardiac Pathways common stock upon the affirmative vote of a majority of the outstanding shares of series B convertible preferred stock.

     Any conversion shall occur according to the following conversion formula:

     The number of shares of common stock issuable upon conversion of each share of series B convertible preferred stock will be equal to 1,000 times the original purchase price of the series B convertible preferred stock, divided by the Conversion Price. The Conversion Price shall be initially equal to $1,000 but is subject to adjustment in the event that Cardiac Pathways sells securities after the closing of the financing at a per share price lower than the Conversion Price then in effect. No adjustment to the conversion price will be made for the issuance of shares of common stock upon the exercise of options held by employees or consultants of Cardiac Pathways or the issuance of securities of Cardiac Pathways in a merger or similar transaction.

     PREFERENTIAL CUMULATIVE DIVIDENDS. The holders of series B convertible preferred stock shall be entitled to receive cumulative dividends at the rate per share equal to 11% per annum of the initial purchase price of the series B convertible preferred stock before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any common stock or other class of stock junior to the series B convertible preferred stock. In the event that Cardiac Pathways has not redeemed the series B convertible preferred stock prior to May 2004 after a request by the holders to do so, the cumulative dividend will increase by six percentage points each full year after May 2004 in which a redemption does not occur.

     LIQUIDATION RIGHTS. In the event of the dissolution, liquidation or winding-up of Cardiac Pathways, whether voluntary or involuntary, the holders of the series B convertible preferred stock will be entitled to receive before any payment or distribution will be made on any common stock or other outstanding security of Cardiac Pathways, out of the assets of Cardiac Pathways available for distribution to stockholders, the initial purchase price per share of series B convertible preferred stock and all accrued and unpaid dividends to and including the date of payment thereof. Upon the payment in full of all amounts due to holders of the series B convertible preferred stock (and any amounts due to the holders of series A participating preferred stock), then the holders of the common stock and the series B convertible preferred stock of Cardiac Pathways will receive, ratably, all remaining assets of Cardiac Pathways legally available for distribution. If the assets of Cardiac Pathways available for distribution to the holders of the series B convertible preferred stock are insufficient to permit payment in full of the amounts payable as aforesaid to the holders of series B convertible preferred stock upon such liquidation, dissolution or winding-up, whether voluntary or involuntary, then all such assets of the Company will be distributed ratably among the holders of series B convertible preferred stock.

     A sale, conveyance or disposition of all or substantially all of the assets of Cardiac Pathways or the effectuation by Cardiac Pathways of a transaction or series of related transactions in which more than 50% of the voting power of Cardiac Pathways is disposed of, or a consolidation or merger of Cardiac Pathways with or into any other company or companies will be deemed to be a liquidation, dissolution or winding-up of Cardiac Pathways for the purposes of the liquidation rights that would be available to the holders of series B convertible preferred stock.

     REDEMPTION PROVISIONS. On or after May 31, 2004, the holders of a majority of the series B convertible preferred stock may request that Cardiac Pathways redeem all or part of the series B convertible preferred stock. Cardiac Pathways will have the right to accept or reject the request. If Cardiac Pathways accepts the request, the series B convertible preferred stock will be redeemed as requested upon payment of 100% of the initial purchase price plus accrued but unpaid dividends. The redemption will occur in two annual installments. Cardiac Pathways may not redeem any amount that a holder of series B convertible preferred stock has elected to convert, including a notice of conversion given after the Redemption Date but prior to receipt by the holder of series B convertible preferred stock of the payment under the redemption provisions. If Cardiac Pathways does not accept the request for redemption, the cumulative dividend rate payable on the series B convertible preferred stock shall be increased by six percentage points for each year a redemption does not occur.

     VOTING RIGHTS. The shares of common stock into which the series B convertible preferred stock is converted will have full voting rights. Except as otherwise required by law, the series B convertible preferred stock shall be entitled to the number of votes per share into which it is then convertible. Initially, the series B convertible preferred stock shall be entitled to 1,000 votes per share.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF THE SERIES B CONVERTIBLE PREFERRED STOCK.

                                 PROPOSAL FOUR

                          AMENDMENT OF 1991 STOCK PLAN

     At the Cardiac Pathways special meeting, you are being asked to approve an amendment of the 1991 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares. The adoption of the 1991 Stock Plan and the aggregate reservation of 2,567,030 shares for issuance thereunder were previously approved by our board of directors and by Cardiac Pathways' stockholders. Our board of directors approved the amendment of the 1991 Stock Plan to increase the number of shares reserved for issuance thereunder by 4,000,000 shares in May 1999. As of June 4, 1999, options to purchase an aggregate of 1,067,591 shares of Cardiac Pathways common stock were outstanding under the 1991 Stock Plan, with a weighted average exercise price of $5.00 per share, and 374,849 shares were available for future grant, exclusive of the 4,000,000 shares for which approval is sought hereunder. In addition, as of June 4, 1999, 1,124,590 shares had been purchased pursuant to the exercise of stock options under the 1991 Stock Plan, and there were 1,442,440 shares authorized but unissued.

     The 1991 Stock Plan authorizes our board of directors to grant stock options to eligible employees and consultants of Cardiac Pathways, its parent and subsidiaries. The 1991 Stock Plan is structured to allow the board of directors broad discretion in creating equity incentives in order to assist Cardiac Pathways to attract, retain and motivate the best available personnel for the successful conduct of Cardiac Pathways' business. Cardiac Pathways has a longstanding practice of linking key employee compensation to corporate performance, because our board of directors believes that this increases employee motivation to improve stockholder value. Cardiac Pathways has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of our employees and consultants. This practice has enabled Cardiac Pathways to attract and retain the talent that its business continues to require.

     Our proposed investors and our board of directors believe that the remaining shares available for grant under the 1991 Stock Plan are insufficient to accomplish the purposes of the 1991 Stock Plan. Cardiac Pathways anticipates there will be a need to hire additional technical or management employees during fiscal 2000, and it will be necessary to offer equity incentives to attract and motivate these individuals, particularly in the competitive job market in Silicon Valley. In addition, in order to retain the services of valuable employees as our employee base grows larger, it will be necessary to grant additional options to current employees as older options become fully vested.

     In connection with the financing, prior to the closing date of the financing, Cardiac Pathways has agreed to amend its bylaws to require the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares to increase the number of shares reserved for issuance under any stock plan beyond 30% of the total outstanding capital stock, on an as-converted basis. Cardiac Pathways also agreed to amend its bylaws to require the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares to reprice any options granted after May 20, 1999 and agreed to only reprice options outstanding prior to May 20, 1999 on one occasion.

     In addition, you are being asked to approve an amendment of the 1991 Stock Plan to increase the maximum grant size under the plan. The 1991 Stock Plan currently provides that no employee will be granted, in any fiscal year of the Company, options to purchase more than 200,000 shares of common stock, except that in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 100,000 shares. This limitation is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code. The amendment to the 1991 Stock Plan would provide that no employee will be granted, in any fiscal year of the Company, options to purchase more than 2,000,000 shares of common stock. This increase is being made to allow for a grant to our new chief executive officer of an option to purchase 1,236,532 shares of common stock. See "Proposal Three -- Sale of Series B Convertible Preferred Stock -- Interest of Certain Persons."

VOTE REQUIRED

     The affirmative vote of a majority of the shares of our common stock present and voting at the special meeting will be required to approve the amendment of the 1991 Stock Plan.

PURPOSE

     The purposes of the 1991 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of Cardiac Pathways and to promote the success of Cardiac Pathways' business.

TERMS OF THE 1991 STOCK PLAN

     The essential terms of the 1991 Stock Plan are summarized as follows:

     ADMINISTRATION

     The 1991 Stock Plan may be administered by our board of directors or one of its committees. The 1991 Stock Plan is administered currently by the compensation committee. Our board of directors or the compensation committee is referred to in this description as the administrator. The administrator determines the terms of options granted including, but not limited to, the exercise price, the number of shares subject to the option and the exercisability thereof. The administrator determines all questions of interpretation, and its decisions are final and binding upon all participants. Members of our board of directors or the compensation committee, as the case may be, receive no additional compensation for their services in connection with the administration of the 1991 Stock Plan.

     ELIGIBILITY

     The 1991 Stock Plan provides that the administrator may grant either incentive or nonstatutory stock options to employees, including officers and employee directors, of Cardiac Pathways, any of its designated subsidiaries or its parent. In addition, the 1991 Stock Plan provides that the administrator may grant nonqualified stock options to consultants of Cardiac Pathways, any of its designated subsidiaries or its parent. The administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of Cardiac Pathways and other relevant factors. The 1991 Stock Plan provides for a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options that become exercisable for the first time in any one calendar year.

     TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between Cardiac Pathways and the person to whom such option is granted and is subject to the following additional terms and conditions:

     (1) Exercise of the option: The administrator determines when options granted under the 1991 Stock Plan may be exercised. An option is exercised when the optionee gives written notice of exercise to Cardiac Pathways, specifying the number of shares of Cardiac Pathways common stock to be purchased and tendering payment to Cardiac Pathways of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of Cardiac Pathways' common stock (subject to certain conditions), delivery of an exercise notice with other required documentation to effect an exercise of the option and delivery of the sale or loan proceeds required to pay the exercise price, cancellation of a portion of the shares subject to the option with a fair market value equal to the aggregate exercise price of the shares as to which the option shall be exercised, or any combination of the foregoing methods. Options may be exercised at any time on or following the date the options are first exercisable or, subject to repurchase rights, exercised early pursuant to a restricted stock purchase agreement at the sole discretion of the administrator. An option may not be exercised for a fraction of a share.

     (2) Option price: The exercise price of all incentive stock options and nonstatutory stock options under the 1991 Stock Plan is determined by the administrator but, in the case of incentive stock options, in no event will it be less than the fair market value of Cardiac Pathways' common stock on the date the option is granted, or in the case of nonstatutory stock options, less than 100% of the fair market value of Cardiac Pathways' common stock on the date the option is granted. In the case of an option granted to a person who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of Cardiac Pathways, the exercise price must be not less than 100% of the fair market value on the date of grant. In the absence of an established market for the common stock, the fair market value shall be determined in good faith by the administrator.

     (3) Termination of employment: The 1991 Stock Plan provides that if the optionee's employment or consulting relationship by Cardiac Pathways, any of its subsidiaries or its parent is terminated for any reason, other than death or disability, options may be exercised within thirty days, or such other period of time not exceeding three months as determined by the administrator, after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

     (4) Death: If an optionee should die while an employee or a consultant of Cardiac Pathways, any of its subsidiaries or its parent, the options may be exercised at any time within twelve months after the date of death but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option.

     (5) Disability: If an optionee's employment or consulting relationship is terminated due to a disability, the options may be exercised at any time within twelve months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of the option.

     (6) Termination of options: The administrator determines the term of options granted under the 1991 Stock Plan, provided that options may not expire later than ten years from the date of grant. However, incentive stock options granted to a person who at the time the option is granted owns more than 10% of the voting power of all classes of stock of Cardiac Pathways, one of its subsidiaries or its parent, may not have a term of more than five years.

     (7) Nontransferability of options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution and is exercisable, during the lifetime of the optionee, only by the optionee.

     ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change such as a stock split or dividend is made in Cardiac Pathways' capitalization which results in an increase or decrease in the number of outstanding shares of Cardiac Pathways common stock without receipt of consideration by Cardiac Pathways, an appropriate adjustment will be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of Cardiac Pathways, the administrator shall notify the optionee at least fifteen days prior to such proposed action. To the extent it has not been previously exercised, an option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of Cardiac Pathways with or into another corporation or sale of substantially all of the assets of Cardiac Pathways, all outstanding options may be assumed or an equivalent option substituted by the successor corporation.

     PERFORMANCE-BASED COMPENSATION LIMITATIONS

     In any fiscal year of Cardiac Pathways, the administrator may not grant any employee options to purchase more than 2,000,000 shares of Cardiac Pathways common stock. The foregoing limitation, which will be adjusted proportionately in connection with any change in Cardiac Pathways' capitalization (including the proposed reverse stock split described above under Proposal One), is intended to satisfy the requirements applicable to options intended to qualify as performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code of 1986.

     AMENDMENT AND TERMINATION

     Our board of directors may amend the 1991 Stock Plan at any time or from time to time or may terminate it without approval of our stockholders; provided, however, that stockholder approval is required for any amendment which increases the number of shares which may be issued under the 1991 Stock Plan or as necessary to remain in compliance with Rule 16b-3 of the Securities Exchange Act or Section 422 of the Internal Revenue Code of 1986. However, no action by our board of directors or stockholders may alter or impair any option previously granted under the 1991 Stock Plan without the consent of the optionee. In any event, the 1991 Stock Plan will terminate in June 2001.

     TAX INFORMATION

     Options granted under the 1991 Stock Plan may be either incentive stock options or nonstatutory options.

     A person who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of Cardiac Pathways. Generally, Cardiac Pathways will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of Cardiac Pathways will be subject to tax withholding by Cardiac Pathways. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price to the extent not recognized as taxable income as described above will be treated as long-term or short-term capital gain or loss depending on the holding period.

     Generally, Cardiac Pathways will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     This discussion is only a summary of the effect of federal income taxation upon the optionee and Cardiac Pathways with respect to the grant and exercise of options under the 1991 Stock Plan. This discussion does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     PARTICIPATION IN THE 1991 STOCK PLAN

     The grant of options under the 1991 Stock Plan to executive officers, including the officers named in the Summary Compensation Table in the Cardiac Pathways Proxy Statement filed with the Securities and Exchange Commission on October 28, 1998 is subject to the discretion of the administrator. Except as describe in the next paragraph, as of the date of this document, there has been no determination by the administrator with respect to future awards under the 1991 Stock Plan. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation -- Option Grants in 1998" in the Cardiac Pathways Proxy Statement filed with the Securities and Exchange Commission on October 28, 1998 in connection with its 1998 Annual Meeting of stockholders provides information with respect to the grant of options to the Cardiac Pathways Named Executive Officers during fiscal 1998. Information regarding options granted to directors of Cardiac Pathways pursuant to the 1991 Stock Plan during fiscal 1998 is set forth under the heading "Executive Compensation -- Director Compensation." During fiscal 1998, all current executive officers of Cardiac Pathways as a group and all other individuals as a group received options to purchase 248,317 shares and 188,870 shares, respectively, pursuant to the 1991 Stock Plan. As of the Cardiac Pathways record date, approximately 113 employees were eligible to participate in the 1991 Stock Plan.

     In connection with his acceptance of employment with Cardiac Pathways, Thomas Prescott, our new chief executive officer was granted an option to purchase 1,236,532 shares of common stock. Cardiac Pathways has granted Mr. Prescott an option to purchase such shares of common stock subject to stockholder approval of these amendments to the 1991 Stock Option Plan. See "Proposal Three -- Sale of Series B Convertible Preferred Stock -- Interests of Certain Persons."

     THE CARDIAC PATHWAYS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENT OF THE 1991 STOCK PLAN.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth certain information regarding the compensation of the chief executive officer of Cardiac Pathways and the other four most highly compensated executive officers of Cardiac Pathways for services rendered in all capacities to Cardiac Pathways for the fiscal year ended June 30, 1998.

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                                                        ------------
                                                                                         NUMBER OF
                                                 ANNUAL COMPENSATION    OTHER ANNUAL     SECURITIES
                                                 -------------------    COMPENSATION     UNDERLYING
  NAME AND PRINCIPAL POSITION     FISCAL YEAR     SALARY      BONUS         ($)          OPTIONS(1)
  ---------------------------     -----------    --------    -------    ------------    ------------
William N. Starling.............     1998        $233,154    $    --      $    --          30,000
  President, Chief Executive
     Officer                         1997         275,000         --           --              --
  and Director                       1996         250,159         --           --              --
Debra S. Echt, M.D..............     1998         212,394         --          949(2)       15,000
  Vice President and Chief
     Medical                         1997         165,257         --       79,203(3)      100,000
  Officer                            1996              --         --           --              --
David W. Gryska(5)..............     1998         163,719         --       36,812(4)       12,000
  Vice President, Finance and
     Chief                           1997         155,000         --           --              --
  Financial Officer                  1996         133,750         --           --          16,667
Mark L. Pomeranz(6).............     1998         163,000     20,000        3,351(7)       15,000
  Executive Vice President,          1997         151,865         --       17,105(4)       55,000
  Research and Development           1996         120,812     10,600           --              67
Earle L. Canty(8)...............     1998         160,000         --        5,294(9)           --
  Vice President, Regulatory
     Affairs                         1997         152,500         --       57,392(10)       7,000
  and Quality Assurance              1996          37,500         --           --          66,667

---------------
 (1) These shares are subject to exercise under stock options granted under Cardiac Pathways' 1991 Stock Plan. See "-- Option Grants in Last Fiscal Year."

 (2) Represents forgiveness of accrued interest on a loan and payment for certain federal and state income tax obligations in connection with such forgiveness.

 (3) Consists of moving and relocation expenses and temporary housing allowance.

 (4) Represents forgiveness of loan and related accrued interest, and payment for certain federal and state income tax obligations in connection therewith.

 (5) Mr. Gryska resigned as an officer of Cardiac Pathways in December 1998.

 (6) Mr. Pomeranz resigned as an officer of Cardiac Pathways in July 1998.

 (7) Represents payment for certain federal and state income tax obligations in connection with a loan which was forgiven in fiscal 1997.

 (8) Mr. Canty resigned as an officer Cardiac Pathways in August 1998 but continues to provide consulting services to Cardiac Pathways on a part-time basis.

 (9) Represents payments in connection with certain taxable medical benefits.

(10) Represents payment for certain federal and state income tax obligations in connection with stock option exercise.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information relating to stock options awarded to each of the Named Executive Officers during the fiscal year ended June 30, 1998. All such options were awarded under Cardiac Pathways' 1991 Stock Plan.

                                             INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                        ------------------------------------------------------------      VALUE AT ASSUMED
                          NUMBER OF       PERCENT OF                                    RATES OF STOCK PRICE
                         SECURITIES     TOTAL OPTIONS                                  APPRECIATION FOR OPTION
                         UNDERLYING       GRANTED TO        EXERCISE                           TERM(1)
                           OPTIONS       EMPLOYEES IN      PRICE PER      EXPIRATION   -----------------------
         NAME           GRANTED(#)(2)   FISCAL 1998(%)   SHARE($)(3)(4)      DATE        5%($)        10%($)
         ----           -------------   --------------   --------------   ----------   ----------   ----------
William N. Starling...     30,000            6.5%            $8.50        10/14/2007    $160,368     $406,404
Debra S. Echt, M.D....     15,000            3.3              8.50        10/14/2007      80,184      203,202
David W. Gryska(5)....     12,000            2.6              8.50        10/14/2007      64,147      162,562
Earle L. Canty(6).....         --             --                --                --          --           --
Mark L. Pomeranz(7)...     15,000            3.3              6.75        01/28/2008      63,676      161,366

---------------
(1) Potential realizable value is based on the assumption that the common stock of Cardiac Pathways appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 10 years option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect Cardiac Pathways' estimate of future stock price growth.

(2) Options become exercisable as to 1/48 of the option shares at the end of each month following the date of grant, with full vesting occurring on the fourth anniversary of the date of grant. end of every month thereafter, with full vesting occurring on the fourth anniversary of the date of grant.

(3) Options were granted at an exercise price equal to the fair market value of Cardiac Pathways common stock, as determined by reference to the closing price reported on the Nasdaq Stock Market on the date of grant.

(4) Exercise may be paid in cash, check, promissory note, by delivery of already-owned shares of Cardiac Pathways common stock subject to certain conditions, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to Cardiac Pathways the amount of sale or loan proceeds required to pay the exercise price, a reduction in the among of any Cardiac Pathways liability to an optionee, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

(5) Mr. Gryska resigned from Cardiac Pathways in December 1998.

(6) Mr. Canty resigned as an officer Cardiac Pathways in August 1998 but continues to provide consulting services to Cardiac Pathways on a part-time basis.

(7) Mr. Pomeranz resigned as an officer of Cardiac Pathways in July 1998.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during the fiscal year ended June 30, 1998 and the value of stock options held as of June 30, 1998 by the Named Executive Officers.

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS AT              IN-THE-MONEY OPTIONS AT
                             SHARES                            JUNE 30, 1998(#)             JUNE 30, 1998($)(1)
                           ACQUIRED ON       VALUE        ---------------------------   ---------------------------
          NAME             EXERCISE(#)   REALIZED(#)(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             -----------   --------------   -----------   -------------   -----------   -------------
William N. Starling......    128,466        $841,102        113,362        35,972        $613,672        $72,579
Debra S. Echt, M.D.......         --              --         46,563        68,437          38,500         49,500
David W. Gryska(3).......      1,200           6,450         65,829        15,972         392,731         33,760
Mark L. Pomeranz(4)......         --              --         64,258        46,147         246,856         21,503
Earle L. Canty(5)........         --              --          2,042         4,958              --             --

---------------
(1) Fair market value of Cardiac Pathways common stock at fiscal year end ($7.13 based on the last reported sale price of Cardiac Pathways common stock on June 30, 1998) minus the exercise price.

(2) Fair market value of Cardiac Pathways common stock on the date of exercise minus the exercise price.

(3) Mr. Gryska resigned from Cardiac Pathways in December 1998.

(4) Mr. Pomeranz resigned as an officer of Cardiac Pathways in July 1998.

(5) Mr. Canty resigned as an officer Cardiac Pathways in August 1998 but continues to provide consulting services to Cardiac Pathways on a part-time basis.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     Ms. Echt and Messrs. Starling, Gryska, Canty, Hunt and Pomeranz have entered into employment agreements with Cardiac Pathways pursuant to which Cardiac Pathways may terminate the employee's employment at any time with or without cause; provided, however, that if employment is terminated with cause, Cardiac Pathways will pay the employee a severance payment in an amount equal to one month of the employee's then-current monthly base salary and if the employee's employment is terminated without cause, Cardiac Pathways will pay the employee a severance payment of an amount equal to six months of the employee's then-current monthly base salary. The agreements, other than Mr. Starling's agreement, also provide that all outstanding stock options held by the employees become immediately exercisable in the event that the employee's employment is terminated without cause or is constructively terminated in connection with a merger, reorganization or sale of substantially all of the assets of Cardiac Pathways in which stockholders of Cardiac Pathways immediately prior to the transaction possess less than fifty percent (50%) of the voting power of the surviving entity (or its parent) immediately after the transaction.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of common stock of Cardiac Pathways as of June 4, 1999 as to (i) each person or entity who is known by Cardiac Pathways to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director of Cardiac Pathways, (iii) each of the Named Executive Officers (as defined above under "Executive Compensation and Other Matters -- Summary Compensation Table") and
(iv) all directors and executive officers of Cardiac Pathways as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

                                              COMMON STOCK   APPROXIMATE    COMMON STOCK   APPROXIMATE
                                              BENEFICIALLY    PERCENTAGE    BENEFICIALLY    PERCENTAGE
                                              OWNED BEFORE   OWNED BEFORE   OWNED AFTER    OWNED AFTER
              BENEFICIAL OWNER                 FINANCING     FINANCING(1)    FINANCING     FINANCING(2)
              ----------------                ------------   ------------   ------------   ------------
State of Wisconsin Investment Board(3)......   2,415,000         22.6%        7,815,000        18.8%
  P.O. Box 7842
  Madison, WI 53707
BankAmerica Ventures(4).....................   1,540,000         13.3        10,140,000        24.3
  950 Tower Lane, Suite 700
  Foster City, CA 94404
Entities affiliated with Morgan Stanley
  Venture Partners(5).......................   1,100,000          9.9        10,100,000        24.3
  1221 Avenue of the Americas
  New York, NY 10020
Nicholas Fund NV(6).........................     834,000          8.3           834,000         2.0
  P.O. Box 837
  Curacao
  Netherlands Antilles
Entities affiliated with Institutional
  Venture Partners(7).......................     831,539          8.3           831,539         2.0
  3000 Sand Hill Road, 2-290
  Menlo Park, CA 94025
Capital Guardian Trust Company(8)...........     686,100          6.8           686,100         1.7
  111000 Santa Monica Boulevard
  Suite 1500
  Los Angeles, CA 90025
Arrow International, Inc.(9)................     614,334          6.1           614,334         1.5
  P.O. Box 12888
  3000 Bernville Road
  Reading, PA 19612
Entities affiliated with Van Wagoner........          --           --         5,000,000        12.0
  Capital Management, Inc.
  One Bush Street, Suite 1150
  San Francisco, CA 94104
William N. Starling(10).....................     436,520          4.3           436,520         1.0
Thomas J. Fogarty, M.D.(11).................     240,017          2.4           740,017         1.8
Joseph P. Ilvento, M.D.(12).................      36,185            *            36,185           *
Michael L. Eagle(13)........................      18,479            *            18,479           *
Glendon E. French...........................       4,721            *             4,721           *
Louis G. Lange, M.D.........................       4,450            *             4,450           *
Thomas M. Prescott..........................          --            *                --           *
G. Michael Latta(14)........................      24,228            *            24,228           *
David W. Gryska.............................      33,264            *            33,264           *
Mark L. Pomeranz............................      78,003            *            78,003           *
Earle L. Canty..............................      66,667            *            66,667           *
Richard E. Riley(15)........................     121,691          1.2           121,691           *
Debra S. Echt(16)...........................      86,811            *            86,811           *
All directors and current executive officers
  as a group (12 persons)(17)...............   1,028,793          9.8%        1,528,793         3.6%

---------------
  *  Less than 1%

 (1) Applicable percentage ownership is based on 10,038,578 shares of common stock outstanding as of June 4, 1999 and 41,538,578 shares of common stock (assuming the sale of 31,500,000 shares on an as-converted basis) outstanding after giving effect to the financing, together with applicable options or warrants for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares subject to the applicable community property laws. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days after June 4, 1999 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (2) Applicable percentage ownership is based on the beneficial ownership as defined in (1) above together with the shares of common stock issuable on an as-converted basis in connection with the issuance of 31,500 shares of series B convertible preferred stock.

 (3) The State of Wisconsin Investment Board (the "SWIB"). The SWIB is a government agency which manages public pension funds and has sole dispositive and voting power over 1,755,000 shares of Cardiac Pathways' common stock. Also includes 600,000 shares of common stock issuable upon conversion of series B preferred stock which is issuable upon conversion of a $600,000 bridge loan (assuming approval of the issuance of the series B preferred stock by the Cardiac Pathways stockholders). Also includes the exercise of warrants to purchase 60 shares of Series B preferred and the conversion of such shares into 60,000 shares of common stock.

 (4) Includes 1,400,000 shares of common stock issuable upon conversion of series B convertible preferred stock (assuming approval of the issuance of the series B preferred by the Cardiac Pathways stockholders). Such series B convertible preferred stock is issuable upon the conversion of a $1,400,000 bridge loan. Also includes warrants convertible into 140,000 shares of common stock.

 (5) Includes 1,000,000 shares of common stock issuable upon conversion of series B convertible preferred stock (assuming approval of the issuance of the series B preferred by the Cardiac Pathways stockholders). Such series B convertible preferred stock is issuable upon the conversion of a $1,000,000 bridge loan. Also includes warrants convertible into 100,000 shares of common stock.

 (6) Reflects ownership as reported on Schedule 13G dated March 26, 1999 with the Commission by Nicholas Fund NV. Nicholas Fund NV and Atlantic Capital Management Limited, its investment advisor, have shared voting and dispositive power over 834,000 shares of Cardiac Pathways' common stock.

 (7) Reflects ownership as reported on Schedule 13G dated June 23, 1997 filed with the Commission by Institutional Venture Partners V ("IVP V"), a venture capital fund; Institutional Venture Management V ("IVPM V"); the general partner of IVP V, Institutional Venture Partners VII ("IVP VII"), a venture capital fund; Institutional Venture Management VII ("IVPM VII"), the general partner of IVP VII; IVP Founders Fund I ("Founders"), a venture capital fund; Institutional Venture Management VI ("IVPM VI"); Founders' general partner, Samuel D. Colella; Reid W. Dennis; Mary Jane Elmore; Norman A. Fogelsong; Ruthann Quindlen; L. James Strand; T. Peter Thomas and Geoffrey Y. Yang. Mr. Strand and Ms. Quindlen are general partners of IVPM
     VII. Messrs. Colella, Dennis, Fogelsong, Thomas and Yang and Ms. Elmore are general partners of IVPM VII and IVPM V. Mr. Colella is also a general partner of IVPM VI. IVP VII and IVPM VII have shared voting and dispositive power over 400,000 shares of Cardiac Pathways' common stock. Founders also has shared voting and dispositive power over 400,000 shares of Cardiac Pathways' common stock. IVP V and IVPM V have shared voting and dispositive power over 425,539 shares of Cardiac Pathways' common stock. Mr. Collella has shared voting and dispositive power over 827,539 shares of Cardiac Pathways' common stock. Each of Messrs. Dennis, Fogelsong, Thomas, and Mr. Yang and Ms. Elmore has shared voting and dispositive power over 825,539 shares of Cardiac Pathways' common stock. Each of Ms. Quindlen and Mr. Strand has shared voting and dispositive power over 400,000 shares of Cardiac Pathways' common stock.

 (8) Reflects ownership as reported on Schedule 13F dated March 13, 1999 filed with the Commission by Capital Guardian Trust Co. ("CGT"). CGT is a bank which serves as the investment manager of various institutional accounts. CGT has sole dispositive power over all of the shares, sole voting power over 662,000 of the shares and disclaims beneficial ownership over all of the shares.

 (9) Reflects ownership as reported on Schedule 13G dated February 2, 1997 filed with the Commission by Arrow International, Inc. ("Arrow"). Arrow is a medical device manufacturer with whom Cardiac Pathways has a strategic relationship. Arrow has sole dispositive and voting power over 614,334 shares of Cardiac Pathways' common stock.

(10) Consists of 293,319 shares of common stock held by the Starling Family Trust, 8,867 shares of common stock held by the Starling Irrevocable Trust and 134,334 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days after June 4, 1999. Mr. Starling holds voting and dispositive control over all of such shares.

(11) Includes 238,445 shares of common stock and 667 shares of common stock which may be acquired upon exercise of a warrant exercisable within 60 days after June 4, 1999 held by the Fogarty Family Revocable Trust, over which Dr. Fogarty holds voting and dispositive control. Also includes 905 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days after June 4, 1999.

(12) Includes 8,682 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days after June 4, 1999.

(13) Includes 18,479 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days after June 4, 1999.

(14) Includes 18,929 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days after June 4, 1999.

(15) Includes 80,412 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days after June 4, 1999.

(16) Includes 85,388 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days after June 4, 1999.

(17) Includes 408,054 and 667 shares of common stock which may be acquired upon exercise of stock options and warrants, respectively, exercisable within 60 days after June 4, 1999.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL

     Upon the closing of the reverse stock split and the financing, Cardiac Pathways will be authorized to issue 30,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value. Of the preferred stock, 4,920,000 shares are undesignated, 30,000 shares are designated series A participating preferred stock and 50,000 shares are designated series B convertible preferred stock.

     The following summary of certain provisions of Cardiac Pathways capital stock describes all material provisions of, but does not purport to be complete and is subject to, and qualified in its entirety by, the certificate of incorporation, as amended, and the bylaws of Cardiac Pathways that are included as appendices to this proxy statement and by the provisions of applicable law. The certificate of incorporation and bylaws contain certain provisions that are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and which may have the effect of delaying, deferring, or preventing a future takeover or change in control of Cardiac Pathways unless such takeover or change in control is approved by the board of directors. All amounts are pre-reverse stock split.

COMMON STOCK

     As of June 4, 1999, there were 10,038,578 shares of common stock outstanding held of record by approximately 175 stockholders.

     The issued and outstanding shares of common stock are, and the shares of common stock issuable upon conversion of the series B convertible preferred stock upon payment for the series B convertible preferred stock upon payment therefor, validly issued, fully paid and nonassessable. Subject to the prior rights of the holders of any preferred stock, the holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefor at such times and in such amounts as the board of directors may from time to time determine. The shares of common stock are neither redeemable nor convertible and the holders thereof have no preemptive or subscription rights to purchase any securities of Cardiac Pathways. Upon liquidation, dissolution or winding up of Cardiac Pathways, the holders of common stock are entitled to receive pro rata the assets of Cardiac Pathways which are legally available for distribution, after payment of all debts and other liabilities and subject to the prior rights of any holders of any preferred stock then outstanding. Each outstanding share of common stock is entitled to one vote on all matters submitted to a vote of stockholders.

WARRANTS

     As of June 4, 1999, there were outstanding warrants to purchase an aggregate of 143,141 shares of common stock at a weighted average exercise price of $11.52 per share. Of such warrants, the warrants to purchase 107,971 shares of common stock expire in June 2001 and the warrants to purchase 35,170 shares of common stock expire in July 2009. As of June 4, 1999, there were also outstanding warrants to purchase 300 shares of series B convertible preferred stock at an exercise price of $1,000 per share that are convertible into 300,000 shares of common stock.

PREFERRED STOCK

     The board of directors of Cardiac Pathways is authorized to issue 5,000,000 shares of undesignated preferred stock. Our board of directors has the authority to issue the preferred stock in one or more series and to fix the price, rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting a series or the designation of such series, without any further vote or action by Cardiac Pathways stockholders. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of delaying, deferring or preventing a change in control of Cardiac Pathways without further action by the stockholders and may adversely affect the market price of the common stock, and the voting and other rights of the holders of common stock. Effective upon the closing of the financing, Cardiac Pathways will not be permitted to issue any additional shares of preferred stock without the consent of two-thirds of the holders of the series B convertible preferred stock.

     SERIES A PARTICIPATING PREFERRED STOCK. On April 22, 1997, pursuant to a preferred Shares Rights Agreement (the "Rights Agreement") between Cardiac Pathways and Norwest Bank Minnesota, N.A., as Rights Agent (the "Rights Agent"), Cardiac Pathways' board of directors declared a dividend of one right (a "Right") to purchase one one-thousandth of a share of Cardiac Pathways' series A participating preferred stock for each outstanding share of common stock of Cardiac Pathways. The dividend was paid on May 23, 1997 to stockholders of record as of the close of business on April 30, 1997. Each Right entitles the registered holder to purchase from Cardiac Pathways one one-thousandth of a share of series A preferred at an exercise price of $125.00 (the "Purchase Price"), subject to adjustment.

     RIGHTS EVIDENCED BY COMMON SHARE CERTIFICATES. The Rights are not be exercisable until the Distribution Date (defined below). Certificates for the Rights ("Rights certificates") were not sent to stockholders and the Rights will attach to and trade only together with the common stock. Accordingly, common share certificates outstanding on the record date evidence the Rights related thereto, and common share certificates issued after the record date contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for common stock, outstanding as of the record date also constitute the transfer of the Rights associated with the common stock represented by such certificate.

     DISTRIBUTION DATE. The Rights will separate from the common stock, Rights certificates will be issued and the Rights will become exercisable upon the earlier of:

     - 10 days (or such later date as may be determined by a majority of the board of directors) following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding common stock; or

     - 10 business days (or such later date as may be determined by a majority of the board of directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding common stock.

The earlier of such dates is referred to as the "Distribution Date." The sale of the series B convertible preferred stock in connection with the financing and the issuance of shares of common stock upon the conversion of the series B convertible preferred stock will not constitute an action that would trigger a Distribution Date. In addition, the purchasers of the series B convertible preferred stock will not be acquiring persons with respect to the Rights Agreement.

     ISSUANCE OF RIGHTS CERTIFICATES; EXPIRATION OF RIGHTS. As soon as practicable following the Distribution Date, separate Rights certificates will be mailed to holders of record of the common stock as of the close of business on the Distribution Date and such separate Rights certificates alone will evidence the Rights from and after the Distribution Date. The Rights will expire on the earliest of (i) April 21, 2007 (the "Final Expiration Date") or (ii) redemption or exchange of the Rights as described below.

     INITIAL EXERCISE OF THE RIGHTS. Following the Distribution Date, and until one of the further events described below, holders of the Rights will be entitled to receive, upon the exercise and payment of the Purchase Price, one one-thousandth of a share of the series A participating preferred stock.

     RIGHT TO BUY CARDIAC PATHWAYS COMMON STOCK. Unless the Rights are earlier redeemed, in the event that an Acquiring Person becomes the beneficial owner of 15% or more of Cardiac Pathways' common stock then outstanding, then proper provision will be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person or any affiliate of the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, common stock having a value equal to two times the Purchase Price. In the event that Cardiac Pathways does not have sufficient common stock available for all Rights to be exercised, or the board of directors decides that such action is necessary and not contrary to the interests of Rights holders, Cardiac Pathways may instead substitute cash, assets or other securities for the common stock for which the Rights would have been exercisable.

     RIGHT TO BUY ACQUIRING COMPANY STOCK. Similarly, unless the Rights are earlier redeemed, in the event that, after an Acquiring Person becomes the beneficial owner of 15% or more of Cardiac Pathways' common stock then outstanding, (i) Cardiac Pathways is acquired in a merger or other business combination transaction, or (ii) 50% or more of Cardiac Pathways' consolidated assets or earning power are sold (other than in transactions in the ordinary course of business), proper provision must be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person or any affiliate of the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, shares of common stock of the acquiring company having a value equal to two times the Purchase Price.

     EXCHANGE PROVISION. At any time after the acquisition by an Acquiring Person of beneficial ownership of 15% or more of Cardiac Pathways' outstanding common stock and prior to the acquisition by any person or entity of beneficial ownership of 50% or more of Cardiac Pathways' outstanding common stock, the board of directors of Cardiac Pathways may exchange the Rights (other than Rights owned by the Acquiring Person), in whole or in part, at an exchange ratio of one common Share per Right.

     REDEMPTION. At any time on or prior to the close of business on the earlier of (i) the 10th day following the acquisition by an Acquiring Person of beneficial ownership of 15% or more of Cardiac Pathways' common stock or such later date as may be determined by a majority of the board of directors and publicly announced by Cardiac Pathways, or (ii) the Final Expiration Date of the Rights, Cardiac Pathways may redeem the Rights in whole, but not in part, at a price of $0.01 per Right.

     ADJUSTMENTS TO PREVENT DILUTION. The Purchase Price payable, the number of Rights, and the number of series A preferred or common stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time in connection with the dilutive issuances by Cardiac Pathways as set forth in the Rights Agreement. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

     CASH PAID INSTEAD OF ISSUING FRACTIONAL SHARES. No fractional portion less than integral multiples of one common Share or one one-thousandth of a share of series A participating preferred stock will be issued upon exercise of a Right and in lieu thereof, an adjustment in cash will be made based on the market price of the security to be so issued on the last trading date prior to the date of exercise.

     NO STOCKHOLDERS' RIGHTS PRIOR TO EXERCISE. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Cardiac Pathways (other than any rights resulting from such holder's ownership of common stock), including, without limitation, the right to vote or to receive dividends.

     AMENDMENT OF RIGHTS AGREEMENT. The provisions of the Rights Agreement may be supplemented or amended by the board of directors in any manner prior to the close of business on the date the Rights separate from the common stock and become exercisable. After such date, the provisions of the Rights Agreement may be amended by the board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

     RIGHTS AND PREFERENCES OF THE SERIES A PARTICIPATING PREFERRED
STOCK. Series A participating preferred stock purchasable upon exercise of the Rights will not be redeemable. Each share of series A participating preferred stock will be entitled to an aggregate dividend of 1,000 times the dividend declared per common share. In the event of liquidation, the holders of the series A participating preferred stock will be entitled to 1,000 times the amount paid per common Share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment. Each share of series A participating preferred stock will have 1,000 votes, voting together with the common stock. These rights are protected by customary anti-dilution provisions.

     Because of the nature of the dividend, liquidation and voting rights of the shares of series A participating preferred stock, the value of the one one-thousandth interest in a share of series A participating preferred stock purchasable upon exercise of each Right should approximate the value of one common Share.

     CERTAIN ANTI-TAKEOVER EFFECTS. The Rights approved by the board are designed to protect and maximize the value of the outstanding equity interests in Cardiac Pathways in the event of an unsolicited attempt by an acquirer to take over Cardiac Pathways, in a manner or on terms not approved by the board of directors. Takeover attempts frequently include coercive tactics to deprive Cardiac Pathways' board of directors and its stockholders of any real opportunity to determine the destiny of Cardiac Pathways. The Rights have been declared by the board in order to deter such tactics, including a gradual accumulation of shares in the open market of a 15% or greater position to be followed by a merger or a partial or two-tier tender offer that does not treat all stockholders equally. These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.

     The Rights are not intended to prevent a takeover of Cardiac Pathways and will not do so. The Rights may be redeemed by Cardiac Pathways at $0.01 per Right within ten days (or such later date as may be determined by a majority of the continuing directors) after the accumulation of 15% or more of Cardiac Pathways' shares by a single acquirer or group. Accordingly, the Rights should not interfere with any merger or business combination approved by the board of directors.

     Issuance of the Rights does not in any way weaken the financial strength of Cardiac Pathways or interfere with its business plans. The issuance of the Rights themselves has no dilutive effect, will not affect reported earnings per share, should not be taxable to Cardiac Pathways or to its stockholders, and will not change the way in which Cardiac Pathways' shares are presently traded. Cardiac Pathways' board of directors believes that the Rights represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment.

     However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of Cardiac Pathways deemed undesirable by the board of directors. The Rights may cause substantial dilution to a person or group that attempts to acquire Cardiac Pathways on terms or in a manner not approved by Cardiac Pathways' board of directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

     SERIES B CONVERTIBLE PREFERRED STOCK

     As of June 4, 1999, no shares of series B convertible preferred stock were issued or outstanding. At the effective time of the financing, Cardiac Pathways will issue up to 40,000 shares of series B convertible preferred stock to investors participating in the financing in a private placement.

     The shares of series B convertible preferred stock are entitled to cumulative dividends of 11% of the initial series B convertible preferred stock purchase price, $1,000, per year, when, as and if declared by the board of directors, prior to and in preference over any dividends paid to holders of the series A participating preferred stock or common stock. After payment of the cumulative dividend to the holders of the series B convertible preferred stock, the holders of the series B convertible preferred stock are entitled to participate on an as-converted basis with the holders of the common stock in any dividends paid on the common stock.

     The shares of series B convertible preferred stock will have a per share right to a distribution of $1,000 plus all accrued and unpaid dividends on such shares of series B convertible preferred stock prior to any distributions or payments to the holders of the series A participating preferred stock or the common stock. The right to a distribution would occur upon any liquidation, dissolution or winding up of Cardiac Pathways. A liquidation also includes:

     - the acquisition of Cardiac Pathways by another entity by means of any transaction or series of related transaction, including, without limitation, any reorganization, merger or consolidation, that results in the transfer of 50% or more of the outstanding voting power of Cardiac Pathways;

     - a sale of all or substantially all of the assets of Cardiac Pathways; or

     - a sale or any transaction or series of transactions that result in a sale or transfer of 50% or more of the voting power of Cardiac Pathways.

     Each share of the series B convertible preferred stock is convertible at the option of the holder into 1,000 shares of Cardiac Pathways common stock, subject to adjustment. All outstanding shares of series B convertible preferred stock are subject to conversion upon a vote of a majority of such outstanding shares in favor of conversion. In the event that Cardiac Pathways issues equity securities at a per share price lower than the Conversion Price in effect of the series B convertible preferred stock, such Conversion Price will be adjusted.

CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BYLAWS

     The certificate of incorporation provides for the board to be divided into three classes, as nearly equal in number as possible, serving staggered terms. Approximately one-third of the board will be elected each year. The provision for a classified board could prevent a party who acquires control of a majority of the outstanding voting stock from obtaining control of the board until the second annual stockholders meeting following the date the acquirer obtains the controlling stock interest. The classified board provision could have the effect of discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of Cardiac Pathways and could increase the likelihood that incumbent directors will retain their positions. The certificate of incorporation provides that directors may be removed (i) with cause by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of voting stock or (ii) without cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the voting stock.

     The certificate of incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders and cannot be taken by written consent in lieu of a meeting. The certificate of incorporation and the bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called pursuant to a resolution adopted by a majority of the board of directors, by the chief executive officer of Cardiac Pathways, or by stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

     The bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders of Cardiac Pathways, including proposed nominations of persons for election to the board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board or by a stockholder who was a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given to Cardiac Pathways' Secretary timely written notice, in proper form, of the stockholder's intention to bring that business before the meeting. Although the bylaws do not give the board the power to approve or disapprove stockholder nominations of candidates or proposals regarding other business to be conducted at a special or annual meeting, the bylaws may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed or may discourage or defer a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of Cardiac Pathways.

     The certificate of incorporation provides that the affirmative vote of holders of at least 66 2/3% of the total votes eligible to be cast in the election of directors is required to amend, alter, change or repeal certain of its provisions. This requirement of a super-majority vote to approve amendments to the certificate of incorporation could enable a minority of Cardiac Pathways' stockholders to exercise veto power over any such amendments.

REGISTRATION RIGHTS

     The holders of the series B convertible preferred stock and their permitted transferees (the "Holders") will be entitled to certain rights with respect to the registration of such shares ("Registrable Securities").

     Under the terms of an agreement between Cardiac Pathways and the Holders, the holders of at least 45% of the Registrable Securities may require, on two occasions after May 31, 2000, that Cardiac Pathways use its best efforts to register the Registrable Securities for public resale. In addition, if Cardiac Pathways proposes to register any of its securities under the Securities Act, either for its own account or for the account of other security holders exercising registration rights, the Holders are entitled to notice of such registration and are entitled to include shares of such common stock therein. The holders of 45% of the Registrable Securities may also require Cardiac Pathways to register all or a portion of their Registrable Securities on Form S-3 under the Securities Act when use of such form becomes available to Cardiac Pathways. All such registration rights are subject to certain conditions and limitations, including the right of the underwriters of an offering to limit the number of shares to be included in such registration. If such holders, by exercising their demand registration rights, cause a large number of securities to be registered and sold in the public market, such sales could have an adverse effect on the market price for Cardiac Pathways' common stock. If Cardiac Pathways were to initiate a registration and include shares held by such holders pursuant to the exercise of their piggyback registration rights, such sales may have an adverse effect on Cardiac Pathways' ability to raise capital.

                      SELECTED CONSOLIDATED FINANCIAL DATA

     The data set forth below should be read in conjunction with the consolidated financial statements and related notes located at pages F-1 through F-33.

                            NINE MONTHS ENDED
                                MARCH 31,                        YEAR ENDED JUNE 30,
                           -------------------   ----------------------------------------------------
                             1999       1998       1998       1997     1996(2)      1995       1994
                           --------   --------   --------   --------   --------   --------   --------
                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
CONSOLIDATED STATEMENT OF
  OPERATIONS DATA:
Net sales................  $  3,427   $  1,659   $  2,420   $  2,409   $  1,684   $    115   $     --
Operating expenses:
  Manufacturing start-up
     and cost of goods
     sold................     3,112      2,063      2,828      2,508      2,408      2,520      1,432
  Research and
     development.........     9,783     10,688     14,353     11,756      6,819      5,666      5,103
  Selling, general and
     administrative......     4,669      3,000      4,092      3,147      1,981      1,745      1,152
                           --------   --------   --------   --------   --------   --------   --------
          Total operating
            expenses.....    17,564     15,751     21,273     17,411     11,208      9,931      7,687
                           --------   --------   --------   --------   --------   --------   --------
Loss from operations.....   (14,137)   (14,092)   (18,853)   (15,002)    (9,524)    (9,816)    (7,687)
Other income (expense),
  net....................       188      1,105      1,354      2,136        155        156        257
                           --------   --------   --------   --------   --------   --------   --------
Net loss.................  $(13,949)  $(12,987)  $(17,499)  $(12,866)  $ (9,369)  $ (9,660)  $ (7,430)
                           ========   ========   ========   ========   ========   ========   ========
Net loss per
  share -- basic and
  diluted(1).............  $  (1.41)  $  (1.35)  $  (1.81)  $  (1.37)  $  (6.36)
                           ========   ========   ========   ========   ========
Shares used in computing
  net loss per
  share -- basic and
  diluted(1).............     9,909      9,603      9,648      9,379      1,472
                           ========   ========   ========   ========   ========
Pro forma net loss per
  share -- basic and
  diluted(1).............                                              $  (1.44)
                                                                       ========
Shares used in computing
  pro forma net loss per
  share -- basic and
  diluted(1).............                                                 6,509
                                                                       ========

                                                                        JUNE 30,
                           MARCH 31,              ----------------------------------------------------
                             1999                   1998       1997       1996       1995       1994
                           ---------              --------   --------   --------   --------   --------
CONSOLIDATED BALANCE
  SHEET DATA:
Cash, cash equivalents
  and short-term
  investments............  $  2,164               $ 24,517   $ 41,567   $ 52,873   $ 11,652   $ 15,819
Working capital..........       265                 22,351     39,511     52,028     10,632     14,861
Total assets.............    16,667                 30,935     46,655     57,188     15,139     17,777
Long-term liabilities,
  net of current
  portion................     7,445                  9,248      9,077      8,877      5,978      5,050
Accumulated deficit......   (75,367)               (61,418)   (43,919)   (31,053)   (21,684)   (12,024)
Stockholders' equity.....     4,079                 17,485     33,992     46,051      7,440     11,483

---------------
(1) See Note 1 of Notes to Consolidated Financial Statements for an explanation of shares used in computing net loss per share and pro forma net loss per share.

(2) The selected consolidated balance sheet data as of June 30, 1996 reflect the Company's initial public offering completed in June 1996.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

     The following Management's Discussion and Analysis of Financial Condition and Results of Operations contains forward-looking statements that involve risks and uncertainties. Cardiac Pathways' actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors that include, but are not limited to, the risks discussed in "Factors That May Impact Future Operations" as well as those discussed in the following "Recent Developments" and "Overview" sections. These forward looking-statements include (i) the statements in the "Recent Developments" section, including the statements in the first paragraph regarding the sufficiency of our resources and the statements in the fourth paragraph regarding Cardiac Pathways' expectations with regard to formal notice of deficiency from Nasdaq; (ii) the statements in the "Overview" section including the statement in the first paragraph relating to expectations of operating losses, the statement in the third paragraph relating to anticipated filing and approval time periods for premarket approval applications, and the statements in the fourth paragraph relating to the commercialization of products that have received Food and Drug Administration ("FDA") manufacturing approval and, the statements related to the manufacturing, marketing, and distribution of Cardiac Pathways' products; (iii) the statements in "Results of Operations -- Nine Months Ended March 31, 1999 and 1998" including statements in the last sentence of "Cost of Goods Sold," the statements in the last sentence of each of the "Research and Development", "Selling, General and Administrative" paragraphs; (iv) the statements in "Results of Operations -- Years Ended June 30, 1998 and 1997" including statements in the last sentence of the first paragraph of "Net Sales", the last sentence of the first paragraph of "Cost of Goods Sold", the second paragraph of "Costs of Goods Sold", the last sentence of "Research and Development", the last sentence of "Selling, General and Administrative", and (v) the statements in the "Liquidity and Capital Resources" section including the statements regarding future capital expenditures in the fourth paragraph.

RECENT DEVELOPMENTS

  Immediate Need for Additional Financing

     As of May 14, 1999, Cardiac Pathways' balance of cash, cash equivalents and short-term investments were only $450,000. In the absence of an immediate in flow of capital, Cardiac Pathways would not have sufficient resources to continue operations.

     On May 21, 1999, Cardiac Pathways signed a definitive agreement with investors for the sale of $31.5 million of Cardiac Pathways' series B convertible preferred stock (with the possibility that the amount could increase up to $40 million) and interim financing, whereby certain of the investors in the financing have provided Cardiac Pathways with interim financing through a bridge loan of $3 million. The issuance of the series B convertible preferred stock is subject to stockholder approval. The bridge loan is secured by substantially all of Cardiac Pathways' assets. If the financing does not close, Cardiac Pathways will not have sufficient resources to continue its operations in the absence of an alternative transaction.

  Noncompliance With Loan Covenants

     Cardiac Pathways' long-term credit facility with Silicon Valley Bank requires Cardiac Pathways to collateralize 105% of the principal balance of the loan in the event of noncompliance with the restrictive covenants of the facility. In late March 1999, as a result of noncompliance with certain financial covenants required by the facility, Cardiac Pathways fully collateralized its $6.0 million loan obligation to Silicon Valley Bank by pledging $3.0 million of cash and $3.3 million of short-term investments as collateral for the loan. As a result, these pledged amounts were not available to Cardiac Pathways to support its operations or to meet its cash flow requirements. As of May 20, 1999, Silicon Valley Bank had foreclosed and taken possession of the collateral in satisfaction of the full amounts under the loan.

  Noncompliance with Requirements for Continued Listing on the Nasdaq National Market

     Cardiac Pathways common stock is currently listed for trading on the Nasdaq Stock Market's National Market. On March 22, 1999, Cardiac Pathways issued a press release announcing, as described above, that it had pledged $6.3 million of cash as collateral for the credit facility with Silicon Valley Bank. On April 7, 1999, based upon information contained in such press release, Nasdaq requested that Cardiac Pathways provide additional information with respect to Cardiac Pathways' ability to meet Nasdaq's quantitative maintenance requirements. On May 5, 1999, Nasdaq notified Cardiac Pathways that, based upon its review of the information provided, Cardiac Pathways was no longer in compliance with the net tangible assets requirement of $4.0 million for continued listing on the Nasdaq National Market under NASD Rule 4450(a) (Maintenance Standard 1). As a result of Cardiac Pathways' failure to meet the stated standards, Nasdaq is reviewing Cardiac Pathways' eligibility for continued listing on the Nasdaq National Market. On May 17, 1999, we advised Nasdaq of the status of negotiations regarding the financing. We have requested that Nasdaq defer action on the continued listing of Cardiac Pathways common stock until after the special meeting of stockholders. If we complete the financing, we expect to have sufficient cash resources to meet the net tangible assets listing requirements. The continued listing of our common stock on the Nasdaq Stock Market will be based in part on our ability to demonstrate that we can sustain compliance with the continued listing requirements. However, we may receive a formal notice of deficiency from Nasdaq, at which time Nasdaq may commence the delisting process.

OVERVIEW

     Cardiac Pathways was founded in April 1991, operates in a single industry segment, and has engaged primarily in researching, developing, testing and obtaining regulatory clearances for its products. Cardiac Pathways has experienced significant operating losses since inception and as of March 31, 1999 had an accumulated deficit of approximately $75.4 million. Cardiac Pathways has generated only limited revenues from sales of Radii supraventricular tachycardia mapping and ablation catheters, Trio/Ensemble diagnostic catheters, Chilli cooled ablation catheters, certain mapping baskets, Radiofrequency Generator Systems and Arrhythmia Mapping Systems. Cardiac Pathways expects its operating losses to continue through at least the end of calendar 2000 as it continues to expend substantial funds to conduct its research and development activities, obtain regulatory approvals for its products, establish commercial-scale manufacturing capabilities and expand its sales and marketing activities.

     Cardiac Pathways believes that its Ventricular Tachycardia Ablation System, Arrhythmia Mapping Systems and Atrial Fibrillation Ablation System and their component catheters and equipment are currently Cardiac Pathways' only significant potential products. In February 1999, the FDA granted approval of Cardiac Pathways' premarket approval ("PMA") application to commercially release its Ventricular Tachycardia Ablation System which consists of the Chilli cooled ablation catheter and the Model 8004 Radiofrequency Generator. In January 1999, the FDA granted clearance of Cardiac Pathways' application pursuant to section 510(k) of the Food, Drug, & Cosmetics Act of 1938, as amended (the 510(k) application) to commercially release its Mercator Atrial High Density Array Catheter which is intended to be used in the right atrium for diagnostic mapping procedures. In August 1997, the FDA granted clearance of Cardiac Pathways' 510(k) application for the Model 8100/8300 Arrhythmia Mapping System for basic diagnostic electrophysiology studies. The Arrhythmia Mapping System for diagnostic mapping of ventricular tachycardia is in various stages of clinical testing, and clinical data obtained to date are insufficient to demonstrate the safety and efficacy of this product under applicable FDA regulatory guidelines. In addition, the ablation catheter and ablation equipment that together form the Atrial Fibrillation Ablation System are in the early stages of clinical testing and will require further development. See "Factors That May Impact Future Operating Results -- Clinical Trials" for a discussion of the status of the clinical trials conducted to date for Cardiac Pathways' products.

     The design, manufacturing, labeling, distribution and marketing of Cardiac Pathways' products are subject to extensive and rigorous government regulation in the United States and certain other countries where the process of obtaining required regulatory approvals is lengthy, expensive and uncertain. In order for Cardiac Pathways to market its products in the United States, Caridac Pathways must obtain clearance or approval from the FDA. Cardiac Pathways does not anticipate filing a PMA application for any additional system for at least twelve months, and does not anticipate receiving a PMA for any such system for at least one year to two years after such PMA application is accepted for filing, if at all. Cardiac Pathways will not generate any significant revenue in the United States from its Arrhythmia Mapping System for diagnostic mapping of ventricular tachycardia or its Atrial Fibrillation Ablation System unless and until such products obtain clearance or approval from the FDA.

     For Cardiac Pathways' products which have recently obtained FDA clearance or approval, there can be no assurance that any such products will be successfully commercialized or that Cardiac Pathways will achieve significant revenues from either domestic or international sales. Although the FDA granted PMA approval for the Ventricular Tachycardia Ablation System, 510(k) clearance for the Mercator atrial catheter, and 510(k) clearance for the Arrhythmia Mapping System for basic diagnostic studies, Cardiac Pathways does not have any experience in manufacturing, marketing or selling these products in commercial quantities. In order to successfully implement its business plan, Cardiac Pathways must manufacture in commercial quantities and sell the Ventricular Tachycardia Ablation System. Furthermore, Cardiac Pathways will need to expend significant capital resources and develop manufacturing expertise to establish large-scale manufacturing capabilities. Manufacturers often encounter difficulties in scaling up production of new products, including problems involving production yields, quality control and assurance, component supply shortages, shortages of qualified personnel, compliance with FDA regulations, and the need for further FDA approval of new manufacturing processes. Cardiac Pathways intends to market its products primarily through a direct sales force in the United States and indirect sales channels internationally. Establishing a marketing and sales capability sufficient to support sales in commercial quantities will require substantial efforts and require significant management and financial resources. See "Factors That May Impact Future Operations."

     Reduction in Force. During the quarter ended March 31, 1999, Cardiac Pathways reduced its work force company-wide by approximately 40%. Cardiac Pathways recorded costs associated with the reduction in force of approximately $225,000 in the three month period ending March 31, 1999. Cardiac Pathways does not expect to realize any material reductions in manufacturing or operating expenses from the reduction in force until the fourth quarter of fiscal 1999 or the first quarter of fiscal 2000 at the earliest.

RESULTS OF OPERATIONS

     Nine Months Ended March 31, 1999 and 1998

     Net Sales. Cardiac Pathways' net sales to date have resulted primarily from limited sales of Radii supraventricular tachycardia mapping and ablation catheters, Trio/Ensemble diagnostic catheters, Chilli cooled ablation catheters, Mercator mapping baskets, Radiofrequency Generator Systems and Arrhythmia Mapping Systems. For the nine months ended March 31, 1999, Cardiac Pathways had net sales of $3.4 million compared to $1.7 million for the nine months ended March 31, 1998. The increase in net sales for the nine months ended March 31, 1999 compared to the same period in the prior year was primarily due to higher overall shipments of Radii and Trio/Ensemble catheter products in Japan and Europe, and to a lesser extent, the initial product shipments in the U.S. market for the Chilli catheter following FDA approval in February 1999.

     In December 1995, Cardiac Pathways received $3.0 million pursuant to a royalty agreement with Arrow. This amount was recorded as deferred royalty income and will be amortized to income for those Trio/ Ensemble catheters that Arrow manufactures and sells or ratably over the period for which the related technology patents expire. A total of $294,000 of royalty income related to the agreement has been recorded through March 31, 1999, of which $225,000 was recognized in the nine months ended March 31, 1999.

     Cost of Goods Sold. Cost of goods sold primarily includes raw materials costs, catheter fabrication costs, and system assembly and test costs. For the nine months ended March 31, 1999, Cardiac Pathways had a gross margin of $316,000, or 9% of net sales, compared to a gross margin deficit of $404,000 for the nine months ended March 31, 1998. The increase in the gross margins for the nine months ended March 31, 1999 compared to the same period in the prior year was primarily due to increased sales volumes, changes in sales mix, improved manufacturing yields, and certain decreases in manufacturing spending during the quarter ended March 31, 1999. These improvements were offset in part by increased overhead and training costs for manufacturing personnel, and higher costs associated quality control and manufacturing engineering activities to support higher production volumes. Cardiac Pathways expects its gross margins to fluctuate in the future as its products are commercialized.

     Research and Development. Research and development expenses include costs associated with product research, clinical trials, prototype development, design and testing, and costs associated with obtaining regulatory approvals. Research and development expenses were $9.8 million for the nine months ended March 31, 1999 compared to $10.7 million for the nine months ended March 31, 1998. The decrease in research and development expenses was primarily attributable to decreased costs related to clinical trials of the Chilli cooled ablation system, for which patient enrollment was completed in December 1997, and decreased costs reflecting an overall smaller research and development organization. This decrease was offset by increased costs associated with consulting services, facilities and the placement at clinical sites of Arrhythmia Mapping Systems and Radiofrequency Generator Systems and catheter products to support Cardiac Pathways' high resolution mapping and linear ablation studies. Cardiac Pathways expects to expend substantial funds in the future to continue its product development programs.

     Selling, General and Administrative. Selling, general and administrative expenses include compensation and benefits for sales, marketing, senior management and administrative personnel, various legal and professional fees including those in connection with obtaining patent protection, and costs of trade shows. Selling, general, and administrative expenses were $4.7 million for the nine months ended March 31, 1999, compared to $3.0 million for the nine months ended March 31, 1998. The increase was primarily attributable to higher expenditures for sales and marketing personnel and services to support expanding international and domestic sales, marketing and customer service activities and increased costs associated with demonstration units and product marketing materials. Cardiac Pathways anticipates that selling, general and administrative expenses will increase in future periods as additional personnel are added to support growing business operations in all functional areas.

     Other Income (Expense), Net. Net other income was $188,000 for the nine months ended March 31, 1999, compared to $1.1 million for the nine months ended March 31, 1998. The reduction in net other income was the result of decreased interest income on significantly lower cash, cash equivalent and short-term investment balances.

     Net Loss. The net loss was $13.9 million for the nine months ended March 31, 1999, compared to $13.0 million for the nine months ended March 31, 1998.

     Impact of Adoption of New Accounting Standards. In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130 (FAS 130), "Reporting Comprehensive Income" which requires the reporting and presentation of comprehensive income and its components in the financial statements. Comprehensive income reflects certain items not currently reported in measuring net income such as changes in value of available-for-sale securities and foreign currency translation adjustments. FAS 130 was adopted in the first quarter of fiscal year 1999 and did not have a material effect on Cardiac Pathways' financial statements.

     In June 1997, the FASB issued Statement of Financial Accounting Standards No. 131 (FAS 131), "Disclosures about Segments of an Enterprise and Related Information" which supersedes the current segment reporting requirements of Statement of Financial Accounting Standards No. 14 (FAS 14), "Financial Reporting for Segments of a Business Enterprise," as amended. FAS 131 requires the reporting of certain financial and other disclosures related to Cardiac Pathways' operating segments which are identified using a "management approach." Operating segments are revenue-producing components of the business for which separate financial information is produced internally and are subject to evaluation by the chief operating decision maker in the resource allocation process. Cardiac Pathways does not expect the adoption of FAS 131 to have a material effect on its financial statements. FAS 131 will become effective for Cardiac Pathways' year ending June 30, 1999.

     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133 (FAS 133), "Accounting for Derivative Instruments and Hedging Activities" which is required to be adopted in years beginning after June 15, 1999. Cardiac Pathways has not in the past and does not anticipate in the future using derivative instruments, and Cardiac Pathways does not expect that the adoption of FAS 133 will have a significant impact on its financial condition or results of operations.

     Years Ended June 30, 1998 and 1997

     Net Sales. Cardiac Pathways' net sales to date have resulted primarily from limited sales of Radii supraventricular tachycardia mapping and ablation catheters, Trio/Ensemble diagnostic catheters, Chilli cooled ablation catheters, Mercator mapping baskets, Radiofrequency Generator Systems and Arrhythmia Mapping Systems. Cardiac Pathways' net sales remained level at $2.4 million for each of the years ended June 30, 1998 and 1997. During fiscal 1998, Cardiac Pathways had increased sales of its Radii catheters in Japan following the initial launch of the Radii product line in the Japanese market during the first quarter. In addition, Cardiac Pathways had increased sales of Arrhythmia Mapping Systems during fiscal 1998. These increases were offset by lower overall demand for Trio/Ensemble catheters following the transfer, during fiscal 1997, of manufacturing and distribution for the U.S. market and certain international markets to Arrow. These increases were also offset in part by decreased international sales of Radiofrequency Generator Systems. Cardiac Pathways experienced a delay in the international launch of Radii catheters in Japan, a delay in the release of a software revision for Cardiac Pathways' Arrhythmia Mapping System and delays in receiving CE mark approval for certain catheters in Europe. Each of the foregoing factors resulted in lower than expected revenue in fiscal 1998. International sales accounted for 87% and 82% of Cardiac Pathways' net sales in fiscal 1998 and 1997, respectively. Cardiac Pathways believes that its exposure to foreign currency fluctuations is not material and Cardiac Pathways does not engage in foreign currency hedging programs.

     In December 1995, Cardiac Pathways received $3.0 million pursuant to a royalty agreement with Arrow. This amount was recorded as deferred royalty income and will be amortized to income for those Trio/ Ensemble catheters that Arrow manufactures and sells. The royalty rate is 5% of the Trio/Ensemble catheter's sales price, and a total of $69,000 of royalty income related to the agreement has been recorded through June 30, 1998, of which $20,000 was recognized in fiscal 1998.

     Cost of Goods Sold. Cost of goods sold primarily includes raw materials costs, catheter fabrication costs and system assembly and test costs. Cost of goods sold was $2.8 million for fiscal 1998 and resulted in a gross margin deficit of $408,000. For fiscal 1997, cost of goods sold was $2.5 million and resulted in a gross margin deficit of $99,000. The decrease in the gross margin for fiscal 1998 compared to fiscal 1997 was primarily attributable to changes in sales mix, increased fixed overhead costs resulting from the expansion of catheter and equipment production capacity, lower manufacturing yields and increased compensation and associated labor costs for assembly, quality control and engineering support personnel. In addition, cost of goods sold increased in fiscal 1998 due to the additional expenses related to a change in specifications for certain Radii catheters. Cardiac Pathways expects future gross margins to fluctuate as other products are commercialized.

     Cardiac Pathways is currently encountering low yields and other production inefficiencies in the manufacture of its Sector mapping catheters. Although Cardiac Pathways believes it is taking steps to address these yield and other production inefficiencies, there can be no assurance that such improvements will be achieved. Although Cardiac Pathways anticipates resolving such production inefficiencies in calendar 1998, no assurance can be given that Cardiac Pathways will succeed in such attempts. Failure to obtain acceptable yields in the manufacture of such products will adversely affect the ability of Cardiac Pathways to expand its mapping system clinical sites and commence commercialization of this product in international markets.

     Research and Development. Research and development expenses include costs associated with product research, clinical trials, prototype development, obtaining regulatory approvals and costs associated with hiring regulatory, clinical, research and engineering personnel. Research and development expenses increased to $14.4 million in fiscal 1998 compared to $11.8 million in fiscal 1997. The increase in research and development expenses was primarily attributable to increased costs associated with the hiring of additional engineering personnel, costs in connection with procurement of certain materials, increased costs for regulatory and other consulting services and the placement of Arrhythmia Mapping Systems, Radiofrequency Generator Systems and catheter products at clinical sites in the United States and Europe. Cardiac Pathways believes that research and development expenditures will increase in the future as Cardiac Pathways invests in product and process improvements related to its ventricular tachycardia and atrial fibrillation and/or flutter products, expands clinical research activities and increases its research and development efforts related to new products and technologies.

     Selling, General and Administrative. Selling, general and administrative expenses include compensation and benefits for sales, marketing, senior management and administrative personnel, various legal and professional fees including those in connection with obtaining patent protection and costs of trade shows. Selling, general and administrative expenses increased to $4.1 million in fiscal 1998 compared to $3.1 million in fiscal 1997. The increase was primarily attributable to higher expenditures for sales and marketing personnel and services to support expanding international sales and marketing activities, increased costs associated with demonstration units, product marketing materials and insurance. Cardiac Pathways anticipates that selling, general and administrative expenses will increase in future periods as additional personnel are added to support growing business operations in all functional areas.

     Other Income (Expense), Net. Other income (expense), net decreased to net other income of $1.4 million in fiscal 1998 from net other income of $2.1 million in fiscal 1997. The reduction in net other income was the result of declining interest income on lower cash, cash equivalent and short-term investment balances.

     Net Loss. Cardiac Pathway's net loss increased to $17.5 million in fiscal 1998 compared to $12.9 million in fiscal 1997. The increase in Cardiac Pathways' net loss primarily resulted from the larger gross margin deficit, increased operating expenses, including product development, clinical research and selling, general and administrative expenses and lower interest income.

     Net Operating Loss and Research Tax Credit Carryforwards. As of June 30, 1998, Cardiac Pathways' reported net operating loss carryforwards were approximately $55.6 million and $11.9 million for federal and state income tax purposes, respectively. Cardiac Pathways' research tax credit carryforwards were approximately $3.3 million. If not utilized, the net operating loss and credit carryforwards will expire at various dates beginning in the years between 1998 through 2013. In addition, the net operating loss and tax credit carryforwards may be subject to annual limitations under the ownership change provisions of Internal Revenue Code Section 382.

  Years Ended June 30, 1997 and 1996

     Net Sales. Net sales increased to $2.4 million in fiscal 1997 from $1.7 million in fiscal 1996. The increase in net sales was due to higher overall shipments of Trio/Ensemble catheters in Japan and the shipment of Arrhythmia Mapping Systems to Japan and Europe during fiscal 1997, but such increase was offset in part by the non-recurrence of the sale of Radiofrequency Generator Systems during fiscal 1996. International sales accounted for 82% and 67% of Cardiac Pathways' net sales in fiscal 1997 and 1996, respectively.

     Cost of Goods Sold. Cost of goods sold was $2.5 million for fiscal 1997 and resulted in a gross margin deficit of approximately $99,000. For fiscal 1996, cost of goods sold was $2.4 million, and resulted in a gross margin deficit of approximately $724,000. The improvement in the gross margin deficit was primarily attributable to higher sales volumes and the non-recurrence of certain manufacturing start-up costs associated with the expansion of catheter production capacity in fiscal 1996. The improvement in the gross margin deficit was offset in part by increased compensation and associated costs for assembly, quality control and engineering support personnel, and low production yields for the Mercator Mapping Basket. The improvement in the gross margin deficit was also aided by increased production and sales levels for Trio/Ensemble diagnostic catheters and such increases have resulted in generally lower per unit manufacturing costs.

     Research and Development. Research and development expenses increased to $11.8 million in fiscal 1997 from $6.8 million in fiscal 1996. This increase was primarily attributable to increased costs associated with the hiring of additional engineering, regulatory and clinical personnel, costs associated with conducting clinical trials, increased prototype development costs, increased costs related to the manufacture and placement of Ventricular Tachycardia Ablation, Atrial Fibrillation Ablation and Arrhythmia Mapping Systems and related catheter products at clinical sites in the United States and Europe.

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     Selling, General and Administrative. Selling, general and administrative expenses increased to $3.1 million in fiscal 1997 from $2.0 million in fiscal 1996. The increase was primarily attributable to increased expenditures for administrative personnel and services to support expanding international sales and marketing activities, increased costs associated with expanded participation in trade shows, increased professional fees related to the filing and registration of Cardiac Pathways' patents, costs related to obtaining certain insurance policies and costs related to Cardiac Pathways' internal computer network and related administrative services.

     Other Income (Expense), Net. Other income (expense), net increased to net other income of $2.1 million in fiscal 1997 from net other income of $155,000 in fiscal 1996. The net increase resulted from a higher level of interest income earned on substantially higher cash, cash equivalent and short-term investment balances following the closing of Cardiac Pathways' initial public offering in June 1996, the net proceeds of which were approximately $43.1 million.

     Net Loss. Cardiac Pathways' net loss increased to $12.9 million in fiscal 1997 from $9.4 million in fiscal 1996. The increase in the net loss primarily resulted from increased product development, clinical research and selling, general and administrative expenses, but such factors were offset in part by increased sales and interest income.

LIQUIDITY AND CAPITAL RESOURCES

     Since inception, Cardiac Pathways has financed its operations through a combination of private placements of equity securities yielding $33.5 million, a bank line of credit of $6.0 million, equipment lease financing arrangements yielding $4.0 million and a prepaid royalty arrangement yielding $3.0 million. In addition, the Company closed its initial public offering in June 1996 and raised net proceeds of $43.1 million. As of March 31, 1999, Cardiac Pathways had $2.2 million in unrestricted cash, cash equivalents and short-term investments.

     Net cash used in operating activities was $14.7 million and $11.3 million for the nine months ended March 31, 1999 and 1998, respectively. For each of these periods, the net cash used in operating activities resulted primarily from net losses. Net cash provided from investing activities was $14.7 million and $11.6 million for the nine months ended March 31, 1999 and 1998, respectively. Net cash provided by investing activities primarily resulted from maturities and sales of short-term investments, offset in part by purchases of short-term investments and equipment. Net cash used in financing activities was $6.4 million and $356,000 for the nine months ended March 31, 1999 and 1998, respectively. The net cash used in financing activities during the nine months ended March 31, 1999 was primarily due to amounts held as restricted cash and cash equivalents and the reclassification of restricted short-term investments in the current reporting period.

     Net cash used in operating activities was $16.8 million, $10.2 million and $5.0 million in fiscal 1998, 1997 and 1996, respectively. For such periods, net cash used in operating activities resulted primarily from net losses. Net cash provided by investing activities was $17.7 million in fiscal 1998 and net cash used in investing activities was $13.6 million and $18.5 million in fiscal 1997 and 1996, respectively. Net cash provided by investing activities primarily resulted from maturities and sales of short-term investments but was offset in part by purchases of short-term investments and equipment. The net cash used in investing activities was primarily attributable to the purchase of short-term investments. Net cash provided by financing activities was $1.3 million in fiscal 1998, and net cash used in financing activities was $311,000 in fiscal 1997. The net cash provided by financing activities in fiscal 1998 primarily resulted from borrowings on a line of credit from a commercial bank offset, in part, by the repayment of a note payable due to Sorin Biomedical. Net cash provided by financing activities was $47.3 million in fiscal 1996 which was primarily attributable to the private placement of preferred stock and the closing of Cardiac Pathways' initial public offering during June 1996.

     As of March 31, 1999, Cardiac Pathways had capital equipment of $9.1 million, less accumulated depreciation and amortization of $4.7 million, to support its clinical, development, manufacturing and administrative activities. Cardiac Pathways had financed $4.0 million from capital lease obligations through March 31, 1999. Cardiac Pathways expects capital expenditures to increase over the next several years as it acquires equipment to support manufacturing operations. As of March 31, 1999, Cardiac Pathways had
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available an unused equipment lease financing facility of approximately $1.1 million. In connection with the origination of a portion of the lease line, Cardiac Pathways issued a warrant to purchase 35,170 shares of its common stock to the lessor at an exercise price of $8.53 per share.

     In May 1998, Cardiac Pathways obtained a term loan credit facility of $8.0 million from a commercial bank. The loan agreement provided for an initial advance of $6.0 million available for the repayment of a note payable and related accrued interest due to Sorin Biomedical (described below) with the remaining $2.0 million available for general corporate purposes. Advances can be made to Cardiac Pathways during a 12-month non-revolving drawdown period that expires in May 1999. Borrowings under the credit facility bear floating interest at the bank's prime rate plus 1.25% (9.00% at March 31, 1999), and Cardiac Pathways can elect a fixed interest rate option at the end of the 12-month drawdown period. Interest payments are due monthly following commencement of each advance and the outstanding balance of all borrowings under the credit facility will be fully amortized over the 36-month period following the end of the drawdown period with principal and interest payments due monthly. In May 1998, Cardiac Pathways utilized $6.0 million of the term loan credit facility in order to repay a $4.5 million note payable and related accrued interest of approximately $1.5 million due to Sorin Biomedical. The $4.5 million note payable bore interest at the prime rate as quoted in the Wall Street Journal, and all principal and accrued interest was due on June 27, 1999. The early repayment of the note payable was made in connection with the termination of a product distribution agreement with Sorin Biomedical. At March 31, 1999, Cardiac Pathways had an unused amount of $2.0 million under the credit facility that is available for drawdowns through May 1999.

     Under the terms of the loan agreement, all borrowings are collateralized by substantially all of Cardiac Pathways' assets and Cardiac Pathways must maintain certain financial ratios and other covenants. As of March 31, 1999, Cardiac Pathways was not in compliance with its financial covenants pertaining to the loan and was therefore required to designate to Silicon Valley Bank a restricted cash pledge of $6.3 million representing 105% of the outstanding principal balance of the loan. As of March 31, 1999, Cardiac Pathways had restricted cash equivalents and investments of $3.0 million and $3.3 million, respectively, in connection with the restricted cash pledge requirements of the loan agreement. The pledged amounts of $6.3 million were not available to Cardiac Pathways to support its operations or to meet its cash flow requirements. As of May 20, 1999, Silicon Valley Bank had foreclosed and taken possession of the collateral in satisfaction of the full amounts under the loan.

     Cardiac Pathways' future liquidity and capital requirements will depend upon numerous factors, including those factors set forth above under recent developments, the progress of Cardiac Pathways' product development efforts, the progress of Cardiac Pathways' clinical trials, actions relating to regulatory matters, the costs and timing of expansion of product development, manufacturing, marketing and sales activities and the extent to which Cardiac Pathways' products gain market acceptance, and competitive developments. In order to successfully manufacture in commercial quantities and market and sell its FDA-cleared products and to apply for FDA marketing clearance for its remaining products, Cardiac Pathways will be required to raise additional funds.

YEAR 2000 IMPACT ON INFORMATION TECHNOLOGY AND BUDGETS AND YEAR 2000 COMPLIANCE

     Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, in less than one year, computer systems and/or software used by many companies may need to be upgraded to comply with such "Year 2000" requirements. Significant uncertainty exists in the software industry concerning the potential effects associated with such compliance. Cardiac Pathways commenced a program in fiscal 1998, to be substantially completed by mid calendar 1999, to review the Year 2000 compliance status of the software and systems used in its internal business processes, to obtain appropriate assurances of compliance from the manufacturers of these products and agreements to modify or replace all non-compliant products. Cardiac Pathways has contacted its major suppliers to determine whether the products obtained by Cardiac Pathways from such vendors are Year 2000 compliant. To date, Cardiac Pathways has not received responses from many of such suppliers. Cardiac Pathways' suppliers are under no contractual obligation to provide such information to Cardiac Pathways. In
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addition, Cardiac Pathways is considering converting certain of its software and systems to commercial products that are known to be Year 2000 compliant. Implementation of software products of third parties, however, will require the dedication of substantial administrative and management information resources, the assistance of consulting personnel from third party software vendors and the training of Cardiac Pathways' personnel using such systems. Based on the information available to date, Cardiac Pathways believes it will be able to complete its Year 2000 compliance review and make necessary modifications prior to mid calendar 1999. Software or systems that are deemed critical to Cardiac Pathways' business are scheduled to be Year 2000 compliant by mid calendar 1999. Nevertheless, particularly to the extent Cardiac Pathways is relying on the products of other vendors to resolve Year 2000 issues, there can be no assurances that Cardiac Pathways will not experience delays in implementing such products. If key systems, or a significant number of systems were to fail as a result of Year 2000 problems, or Cardiac Pathways were to experience delays implementing Year 2000 compliant software products, Cardiac Pathways could incur substantial costs and disruption of its business, which would potentially have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations.

     Cardiac Pathways in its ordinary course of business tests and evaluates its own software products. Cardiac Pathways' proprietary software products that operate its Arrhythmia Mapping System and Radiofrequency Generator System are designed for use with certain hardware developed by other vendors. Cardiac Pathways believes that its software products are generally Year 2000 compliant, meaning that the use or occurrence of dates on or after January 1, 2000 will not materially affect the performance of Cardiac Pathways' software products with respect to four digit date dependent data or the ability of such products to correctly create, store, process and output information related to such data. To the extent Cardiac Pathways' software products are not fully Year 2000 compliant, there can be no assurance that Cardiac Pathways' software products contain all necessary software routines and codes necessary for the accurate calculation, display, storage and manipulation of data involving dates. Furthermore, these systems will be used in various operating environments once installed at customer sites. Cardiac Pathways believes its products are in Year 2000 compliance. In certain circumstances, Cardiac Pathways has warranted that the use or occurrence of dates on or after January 1, 2000 will not adversely affect the performance of Cardiac Pathways' products with respect to four digit date dependent data or the ability to create, store, process and output information related to such data. If any of Cardiac Pathways' licensees experience Year 2000 problems, such licensees could assert claims for damages against the Company.

     To date Cardiac Pathways has not identified a complete and separate budget for investigating and remedying issues related to Year 2000 compliance whether involving Cardiac Pathways' own software products or the software or systems used in its internal operations. Cardiac Pathways has incurred costs and expects to incur approximately $20,000 in connection with the procurement of software upgrades, if required, and the implementation of new Year 2000 compliant information systems. There can be no assurance that Cardiac Pathways' resources spent on investigating and remedying Year 2000 compliance issues will not have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     Cardiac Pathways does not engage in any foreign currency hedging transactions and therefore, does not believe it is subject to exchange rate risk. In compliance with Cardiac Pathways' cash investment policy, Cardiac Pathways limits its cash investments in terms of type of financial instrument, concentration limit, credit quality and marketability with the highest priority being preservation of principal. Cardiac Pathways does not consider itself exposed with respect to any material market risk.

FACTORS THAT MAY IMPACT FUTURE OPERATIONS

  Limited Operating History; History of Losses and Expectation of Future Losses

     Cardiac Pathways was founded in 1991 and to date has engaged primarily in researching, developing, testing and obtaining regulatory clearances for its products. Cardiac Pathways has experienced significant operating losses since inception. As of March 31, 1999, Cardiac Pathways had an accumulated deficit of

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$75.4 million. To date, Cardiac Pathways has generated only limited revenues from sales of its products and expects its operating losses to continue through at least the end of calendar 2000 as it continues to expend substantial funds to conduct its research and development activities, obtain regulatory approvals for its products, establish commercial-scale manufacturing capabilities and expand its sales and marketing activities. There can be no assurance that any of Cardiac Pathways' potential products for diagnosis and treatment of ventricular tachycardia and atrial fibrillation will either receive regulatory approvals for marketing or be successfully commercialized or that Cardiac Pathways will achieve significant revenues from either international or domestic sales. In addition, there can be no assurance that Cardiac Pathways will achieve or sustain profitability in the future or meet the expectations of securities industry analysts. Cardiac Pathways' results of operations may fluctuate significantly from quarter to quarter or year to year and will depend on numerous factors, including actions relating to regulatory matters, progress of clinical trials, the extent to which Cardiac Pathways' products gain market acceptance, the scale-up of manufacturing abilities, the expansion of sales and marketing activities and competition.

  Immediate Additional Financing Required

     See "Recent Developments" above for a discussion of Cardiac Pathways' need to raise additional financing immediately.

  Clinical Trials

     The Ventricular Tachycardia Ablation System, Arrhythmia Mapping Systems and Atrial Fibrillation Ablation System are in various stages of clinical testing. Other than with respect to the Ventricular Tachycardia Ablation System, the Mercator Atrial Mapping Basket, and the Arrhythmia Mapping System for basic electrophysiology studies for which FDA approval or clearance was obtained, the clinical data to date is insufficient to demonstrate the safety and efficacy of these products under applicable FDA regulations and guidelines. There can be no assurance that any of Cardiac Pathways' pre-clinical or clinical products will prove to be safe and effective in clinical trials under applicable United States or international regulations and guidelines or that additional modifications to Cardiac Pathways' products will not be necessary. In addition, the clinical trials may identify significant technical or other obstacles to be overcome prior to obtaining necessary regulatory or reimbursement approvals. In addition, the ablation catheter and ablation equipment that together form Cardiac Pathways' Atrial Fibrillation Ablation System are still under development. There can be no assurance that Cardiac Pathways will be successful in completing development of the atrial fibrillation product and submitting the appropriate Investigational Device Exemption supplement ("IDEs") or that the FDA will permit Cardiac Pathways to undertake clinical trials of the atrial fibrillation product. In addition, because ablation treatment of these cardiac arrhythmias is a relatively new and to date untested treatment, the long-term effects of radiofrequency ablation on patients are unknown. As a result, the long-term success of ablation therapy in treating ventricular tachycardia and atrial fibrillation will not be known for several years.

     On February 2, 1999, Cardiac Pathways obtained PMA approval for the Chilli Cooled Ablation Catheter and the Model 8004 Radiofrequency Generator and Integrated Fluid Pump, the products that together form Cardiac Pathways' Ventricular Tachycardia Ablation System. In May 1997, Cardiac Pathways completed an IDE feasibility study of the Mercator Left Ventricular Mapping Basket and the Model 8100/8300 Arrhythmia Mapping System, the products that together form Cardiac Pathways' Arrhythmia Mapping System for diagnostic mapping of ventricular tachycardia. On March 11, 1999, Cardiac Pathways suspended a clinical trial for the Local Sector Mapping Basket, a variation of the Mercator Left Ventricular Mapping Basket due to financial constraints. On January 27, 1999, Cardiac Pathways received 510(k) clearance for the Mercator Atrial Mapping Basket sizes 70cc and 100cc and the Model 8100/8300 Arrhythmia Mapping System, the products that together form Cardiac Pathways' Arrhythmia Mapping System for diagnostic mapping of the right atrium. Cardiac Pathways is continuing to enroll patients in the study for the 130cc-size basket to support a special 510(k) submission. On March 11, 1999, Cardiac Pathways suspended a clinical trial of the Local Sector Mapping Basket in the right atrium due to financial constraints. In April 1997, Cardiac Pathways completed a feasibility study of the Nexus Linear Lesion Catheter and Model 8002 Radiofrequency Generator

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and Integrated Fluid Pump, the products that together form Cardiac Pathways'
Atrial Fibrillation Ablation System. Cardiac Pathways submitted an IDE for the treatment of Atrial Fibrillation for a second version of the Nexus Linear Lesion Catheter in December 1998 which was conditionally approved in January 1999. Furthermore, Cardiac Pathways discontinued a clinical trial for a second version of the Nexus Linear Lesion Catheter for the treatment of atrial flutter in February 1999.

     Ventricular Tachycardia Ablation System. Cardiac Pathways obtained PMA approval for the Chilli Cooled Ablation Catheter and Model 8004 Radiofrequency Generator and Fluid Pump on February 2, 1999. The approval requires a post approval study be performed.

     Arrhythmia Mapping System for Ventricular Tachycardia. In January 1997, Cardiac Pathways received FDA approval to conduct an IDE feasibility study to evaluate the safety of the Arrhythmia Mapping System for diagnostic mapping of ventricular tachycardia. The feasibility study was conducted at three clinical sites in the United States and Europe and involved a total of 14 patients. The purpose of the clinical trial was to evaluate and test the success of the deployment of the Mercator Left Ventricular Mapping Basket into the ventricle, the fit of the catheter and the system's ability to accurately map the electrical signals of the left ventricle. There was no thrombus formation on any mapping basket used in the 40 studies. Of the 40 patients evaluated, one patient developed asymptomatic aortic regurgitation, one patient had a transient ischemic attack, and two patients developed pericardial effusions associated with the procedure. In July 1997, Cardiac Pathways submitted an IDE supplement to support commercialization of two types of baskets: the Mercator Left Ventricular Mapping Basket, a full chamber global basket evaluated in the feasibility study and a smaller, partial chamber high density Local Sector basket. Conditional approval was granted to initiate enrollment of 30 patients at five sites for the global basket. Three patients were enrolled in this study as of May 14, 1999. The FDA requested a separate IDE for a study of the Sector Mapping Basket. A new IDE was submitted and received conditional approval in November 1997 to initiate enrollment of 30 patients at five sites in the Sector study. This study was initiated April 8, 1998, and seven patients were enrolled in this trial as of May 14, 1999. Due to limited financial resources, enrollment into the Mercator and Local Sector Left Ventricular Mapping Basket studies were suspended on March 11, 1999. These studies allow the use of the ventricular mapping baskets with the Ventricular Tachycardia Ablation System simultaneously. Cardiac Pathways believes that ventricular mapping will be an enabling technology for the treatment of high rate ventricular tachycardia, which is more common than slow rate ventricular tachycardia. Slow rate ventricular tachycardia is currently the only type of ventricular tachycardia amenable to ablation therapy using current techniques.

     Arrhythmia Mapping System for Atrial Fibrillation. In June 1997, Cardiac Pathways received IDE approval by the FDA to conduct a clinical trial of the Mercator Atrial Mapping Basket for the right atrium and Arrhythmia Mapping System for complex atrial tachyarrhythmias including atrial fibrillation. The clinical trial was being conducted at seven clinical sites in the United States and one in Europe. The purpose of this clinical trial was to demonstrate the equivalency of the Mercator Atrial Mapping Basket and the Arrhythmia Mapping System to commercially available mapping catheters. Enrollment in the clinical trial was completed on March 10, 1998 and the trial included 74 patients. There was no thrombus formation on any mapping basket used in the 74 studies. Cardiac Pathways submitted a 510(k) application for clearance of the Mercator Atrial Mapping Basket on July 17, 1998 and received clearance of two of the three basket sizes (70 and 100cc). Four cases have been performed of the 12 additional cases needed for a special 510(k) submission requesting approval of the 130cc-sized basket. An IDE was submitted for a clinical study of the Local Sector Mapping Basket for the right atrium on February 20, 1998. Cardiac Pathways has approval to test 95 subjects at ten clinical sites, and 25 patients were enrolled as of May 14, 1999. Due to limited financial resources, enrollment into the clinical trial was suspended on March 11, 1999.

     Atrial Fibrillation Ablation System. Cardiac Pathways received FDA approval of an IDE feasibility study to evaluate the safety of the Atrial Fibrillation Ablation System in August 1997. The purpose of the IDE feasibility study for the Atrial Fibrillation Ablation System was to assess the safety and performance in creating continuous linear lesions. The feasibility testing was completed with 10 patients undergoing testing. The purpose of the clinical test was to verify that a linear lesion could be made in a location in the atrium anticipated to eliminate atrial fibrillation. In a majority of the patients undergoing ablation, linear lesions were created in the right atrium either with the Nexus Linear Lesion Catheter alone or with commercial ablation
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catheter supplementation. One patient developed a pericardial effusion attributed to perforation by a commercial diagnostic (non-ablation) catheter. No other complications occurred. Cardiac Pathways also tested the Nexus Linear Lesion Catheter in two patients in Europe.

     The Nexus Linear Lesion Catheter was modified to improve the ability to create linear lesions minimizing the need for commercial ablation catheter supplementation. The modifications include the addition of active deflection to facilitate tissue contact. An IDE supplement was submitted in October 1997 to support commercialization of the Nexus Linear Lesion Catheter in the right atrium to treat atrial flutter. Atrial flutter is an abnormal heart rhythm now commonly treated using catheter ablation, requiring the creation of a two to four centimeter linear lesion in the right atrium. The study received conditional approval in December 1997 to involve 30 patients at five sites and was further amended in October 1998 to allow delivery of 70 watts of power and use a superior approach to accessing the right atrium. The study was initiated in February 1998 and eight patients were enrolled as of February 3, 1999. Cardiac Pathways has also tested the Nexus Linear Lesion Catheter for atrial flutter and fibrillation in 15 patients in Europe as of May 14, 1999.

     A feasibility IDE for use of the modified Nexus Linear Lesion Catheter in the right atrium to treat atrial fibrillation was submitted on December 30, 1998, and was conditionally approved on January 29, 1999. The IDE approval is for four clinical sites to enroll a total of 20 patients. Because the FDA is now open to an approval study route for the indication of treating atrial fibrillation with right atrial lesions exclusively, Cardiac Pathways has changed its regulatory strategy to pursue commercialization of the Nexus 2.0 for treating atrial fibrillation. On February 3, 1999, Cardiac Pathways discontinued the Nexus study to treat atrial flutter.

  No Existing Market

     On February 2, 1999, Cardiac Pathways received approval from the FDA of its PMA application to commercially release its Chilli Cooled Ablation System. In January 1999, the FDA granted 510(k) clearance of Cardiac Pathways' Mercator Atrial High Density Array Catheter. Cardiac Pathways' Model 8100/8300 Arrhythmia Mapping System (the "Model 8100/8300") received 510(k) clearance from the FDA in August 1997 for basic diagnostic electrophysiology studies. Although Cardiac Pathways has received such approval or clearance, there can be no assurance that such products will gain any significant degree of market acceptance among physicians, patients, and health care payors. There can be no assurance that these products will be successfully commercialized in the United States or in international markets. Cardiac Pathways believes that, as with any novel medical technology, there will be a significant learning process involved for physicians to become proficient. Broad use of such system will require training of electrophysiologists, and the time required to complete such training could adversely affect market acceptance. Failure of such product to achieve significant market acceptance would have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations. Even if any or all such products achieve market acceptance, if Cardiac Pathways is unable to manufacture sufficient quantities of such product to satisfy customer demand, Cardiac Pathways' business, financial condition and results of operations would be materially adversely affected.

  Marketing and Distribution

     Cardiac Pathways currently has only a limited sales and marketing organization. Cardiac Pathways intends to market its products primarily through a direct sales force in the United States and indirect sales channels internationally. Establishing a marketing and sales capability sufficient to support sales in commercial quantities will require substantial efforts and require significant management and financial resources. There can be no assurance that Cardiac Pathways will be able to build such a marketing staff or sales force, that establishing such a marketing staff or sales force will be cost effective or that Cardiac Pathways' sales and marketing efforts will be successful. If Cardiac Pathways is successful in obtaining the necessary regulatory approvals for its products in international markets, it expects to establish a sales and marketing capability in those markets primarily through distributors. There can be no assurance that Cardiac Pathways will be able to enter into agreements with desired distributors on a timely basis or at all, or that such distributors will devote adequate resources to selling Cardiac Pathways' products. Failure to establish appropriate distribution relationships, including those European markets in which Cardiac Pathways does not currently have a

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distributor in place, could have a material adverse effect upon Cardiac
Pathways' business, financial condition and results of operations.

  Manufacturing

     Components and raw materials are purchased from various qualified suppliers and subjected to stringent quality specifications. Cardiac Pathways conducts quality audits of suppliers and is establishing a vendor certification program. A number of components for Cardiac Pathways' products are provided by sole source suppliers. For certain of these components, there are relatively few alternative sources of supply, and establishing additional or replacement vendors for such components could not be accomplished quickly. Cardiac Pathways plans to qualify additional suppliers if and as future production volumes increase. Because of the long lead time for some components that are currently available from a single source, a vendor's inability to supply such components in a timely manner could have a material adverse effect on Cardiac Pathways' ability to manufacture the mapping basket, mapping equipment and ablation equipment and therefore on its business, financial condition and ability to market its products as currently contemplated.

     Cardiac Pathways has no experience manufacturing its products in the volumes that will be necessary for Cardiac Pathways to achieve significant commercial sales, and there can be no assurance that reliable, high volume manufacturing capacity can be established or maintained at commercially reasonable costs. If Cardiac Pathways receives FDA clearance or approval for its products, it will need to expend significant capital resources and develop manufacturing expertise to establish large scale manufacturing capabilities. In particular, Cardiac Pathways received FDA clearance for its Chilli Cooled Ablation Catheter on February 2, 1999 and will be required to manufacture such catheters in large volumes to successfully commercialize the product. Manufacturers often encounter difficulties in scaling up production of new products, including problems involving production yields, quality control and assurance, component supply shortages, shortages of qualified personnel, compliance with FDA regulations and the need for further FDA approval of new manufacturing processes. In addition, Cardiac Pathways believes that substantial per unit cost reductions in its manufacturing operations will be required for it to commercialize its catheters and systems on a profitable basis. Any inability of Cardiac Pathways to establish and maintain large scale manufacturing capabilities would have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations.

     Cardiac Pathways' manufacturing facilities are subject to periodic inspection by regulatory authorities, and its operations must undergo Quality System Regulation ("QSR;" the successor regulations to Good Manufacturing Practices) compliance inspections conducted by the FDA. Cardiac Pathways is required to comply with QSR in order to produce products for sale in the United States and with ISO 9001/ EN46001 standards in order to produce products for sale in Europe. In December 1997, Cardiac Pathways received ISO 9001/EN46001 certification from its European Notified Body. Any failure of Cardiac Pathways to comply with QSR or ISO 9001/EN46001 standards may result in Cardiac Pathways being required to take corrective actions, such as modification of its policies and procedures. The State of California also requires that Cardiac Pathways obtain a license to manufacture medical devices and granted Cardiac Pathways such a license in February 1998. If Cardiac Pathways is unable to maintain such a license, it would be unable to manufacture or ship any product, and such inability would have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations.

  Patents and Proprietary Rights

     Cardiac Pathways' success will depend in part on its ability to obtain patent and copyright protection for its products and processes, to preserve its trade secrets and to operate without infringing or violating the proprietary rights of third parties. Cardiac Pathways' strategy is to actively pursue patent protection in the United States and foreign jurisdictions for technology that it believes to be proprietary and that offers a potential competitive advantage for its products. Cardiac Pathways holds issued and allowed patents covering a number of fundamental aspects of Cardiac Pathways' Ventricular Tachycardia Ablation System, Arrhythmia Mapping Systems and Atrial Fibrillation Ablation System. The patent positions of medical device companies, including those of Cardiac Pathways, are uncertain and involve complex and evolving legal and factual questions. The coverage sought in a patent application either can be denied or significantly reduced before or after the patent is issued. Consequently, there can be no assurance that any patents from pending patent applications or from any future patent application will be issued, that the scope of any patent protection will exclude competitors or provide competitive advantages to Cardiac Pathways, that any of Cardiac Pathways' patents will be held valid if subsequently challenged or that others will not claim rights in or ownership of the patents and other proprietary rights held by Cardiac Pathways. In addition, there can be no assurance that competitors, many of which have substantial resources and have made substantial investments in competing technologies, will not seek to apply for and obtain patents that will prevent, limit or interfere with Cardiac Pathways' ability to make, use or sell its products either in the United States or in international markets. Litigation or regulatory proceedings, which could result in substantial cost and uncertainty to Cardiac Pathways, may also be necessary to enforce patent or other intellectual property rights of Cardiac Pathways or to determine the scope and validity of other parties' proprietary rights. There can be no assurance that Cardiac Pathways will have the financial resources to defend its patents from infringement or claims of invalidity.

     In addition to patents, Cardiac Pathways relies on trade secrets and proprietary know how to compete. Cardiac Pathways seeks to protect its trade secrets and proprietary know how, in part, through appropriate confidentiality and proprietary information agreements. These agreements generally provide that all confidential information developed or made known to individuals by Cardiac Pathways during the course of the relationship with Cardiac Pathways is to be kept confidential and not disclosed to third parties, except in specific circumstances. The agreements also generally provide that all inventions conceived by the individual in the course of rendering service to Cardiac Pathways shall be the exclusive property of Cardiac Pathways. There can be no assurance that proprietary information or confidentiality agreements with employees, consultants and others will not be breached, that Cardiac Pathways will have adequate remedies for any breach, or that Cardiac Pathways' trade secrets will not otherwise become known to or independently developed by competitors.

     The medical device industry has been characterized by extensive litigation regarding patents and other intellectual property rights, and companies in the medical device industry have employed intellectual property litigation to gain a competitive advantage. There can be no assurance that Cardiac Pathways will not become subject to patent infringement claims or litigation in a court of law, or interference proceedings declared by the United States Patent and Trademark Office (the "USPTO") to determine the priority of inventions or an opposition to a patent grant in a foreign jurisdiction. The defense and prosecution of intellectual property suits, USPTO interference or opposition proceedings and related legal and administrative proceedings are both costly and time-consuming. Any litigation, opposition or interference proceedings will result in substantial expense to Cardiac Pathways and significant diversion of effort by Cardiac Pathways' technical and management personnel. An adverse determination in litigation or interference proceedings to which Cardiac Pathways may become a party could subject Cardiac Pathways to significant liabilities to third parties, require disputed rights to be licensed from third parties or require Cardiac Pathways to cease using such technology. Although patent and intellectual property disputes in the medical device area have often been settled through licensing or similar arrangements, costs associated with such arrangements may be substantial and could include ongoing royalties. Furthermore, there can be no assurance that necessary licenses from others would be available to Cardiac Pathways on satisfactory terms, if at all. Adverse determinations in a judicial or administrative proceeding or failure to obtain necessary licenses could prevent Cardiac Pathways from manufacturing and selling its products, which would have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations. Cardiac Pathways is aware of certain patents owned or licensed by others and relating to cardiac catheters and cardiac monitoring. Certain enhancements of Cardiac Pathways' products are still in the design and pre-clinical testing phase. Depending on the ultimate design specifications and results of pre-clinical testing of these enhancements, there can be no assurance that Cardiac Pathways would be able to obtain a license to such parties' patents or that a court would find that such patents are either not infringed by Cardiac Pathways' enhancements or that Cardiac Pathways' patents are invalid. Further, there can be no assurance that owners or licensees of these patents will not attempt to enforce their patent rights against Cardiac Pathways in a patent infringement suit or other legal proceeding, regardless of the likely outcome of such suit or proceeding.

  Competition

     At present, Cardiac Pathways considers its primary competition to be companies involved in current, more established therapies for the treatment of ventricular tachycardia and atrial fibrillation, including drugs, external electrical cardioversion and defibrillation, implantable defibrillators, ablation accompanied by pacemaker implantation and open-heart surgery. In addition, several competitors are also developing new approaches and new products for the treatment and mapping of ventricular tachycardia and atrial fibrillation, including ablation systems using ultrasound, microwave, laser and cryoablation technologies and mapping systems using contact mapping, single-point spatial mapping and non-contact, multisite electrical mapping technologies. Many of Cardiac Pathways' competitors have an established presence in the field of interventional cardiology and electrophysiology. Many competitors have substantially greater financial and other resources than Cardiac Pathways, including larger research and development staffs and more experience and capabilities in conducting research and development activities, testing products in clinical trials, obtaining regulatory approvals and manufacturing, marketing and distributing products. There can be no assurance that Cardiac Pathways will succeed in developing and marketing technologies and products that are more clinically efficacious and cost effective than the more established treatments or the new approaches and products developed and marketed by its competitors. Furthermore, there can be no assurance that Cardiac Pathways will succeed in developing new technologies and products that are available prior to its competitors' products. The failure of Cardiac Pathways to demonstrate the efficacy and cost effective advantages of its products over those of its competitors or the failure to develop new technologies and products before its competitors could have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations.

     Cardiac Pathways believes that the primary competitive factors in the market for cardiac ablation and mapping devices are safety, efficacy, ease of use and price. In addition, the length of time required for products to be developed and to receive regulatory and, in some cases, third party payor reimbursement approval are important competitive factors. The medical device industry is characterized by rapid and significant technological change. Accordingly, Cardiac Pathways' success will depend in part on its ability to respond quickly to medical and technological changes through the development and introduction of new products. Product development involves a high degree of risk and there can be no assurance that Cardiac Pathways' new product development efforts will result in any commercially successful products. Cardiac Pathways believes it competes favorably with respect to these factors, although there is no assurance that it will be able to continue to do so.

  Government Regulation

  United States

     The design, pre-clinical and clinical testing, manufacture, labeling, sale, distribution and promotion of Cardiac Pathways' products are subject to regulation by numerous governmental authorities, principally the FDA and corresponding state and foreign regulatory agencies. Noncompliance with applicable requirements can result in, among other things, fines, injunctions, civil penalties, recall or seizure of products, total or partial suspension of production, failure of the government to grant premarket clearance or premarket approval for devices, withdrawal of marketing authorization, a recommendation by the FDA that Cardiac Pathways not be permitted to enter into government contracts and/or criminal prosecution. The FDA also has the authority to request repair, replacement or refund of the cost of any device manufactured or distributed by Cardiac Pathways.

     Before a new device can be introduced into the market, a manufacturer must generally obtain marketing clearance through a premarket notification under
Section 510(k) of the FDC Act or an approval of a PMA application under Section 515 of the FDC Act. Commercial distribution of a device for which a 510(k) clearance is required can begin only after the FDA issues an order finding the device to be "substantially equivalent" to a predicate device. If Cardiac Pathways cannot establish that a proposed device is substantially equivalent to a legally marketed predicate device, Cardiac Pathways must seek premarket approval of the proposed device from the FDA through the submission of a PMA application.

     The process of obtaining a PMA and other required regulatory approvals can be expensive, uncertain and lengthy, and there can be no assurance that Cardiac Pathways will ever obtain such approvals. At the earliest, Cardiac Pathways does not anticipate filing any additional PMA applications for any system for at least the next twelve months, and does not anticipate receiving a PMA for any such system until at least one to two years after such PMA application is accepted for filing, if at all. There can be no assurance that the FDA will act favorably or quickly on any of Cardiac Pathways' submissions to the FDA. Significant difficulties and costs may be encountered by Cardiac Pathways in its efforts to obtain FDA clearance that could delay or preclude Cardiac Pathways from selling its products in the United States. Furthermore, there can be no assurance that the FDA will not request additional data or require that Cardiac Pathways conduct further clinical studies, causing Cardiac Pathways to incur substantial cost and delay. In addition, there can be no assurance that the FDA will not impose strict labeling requirements, onerous operator training requirements or other requirements as a condition of its PMA approval, any of which could limit Cardiac Pathways' ability to market its systems. Labeling and promotional activities are subject to scrutiny by the FDA and, in certain circumstances, by the Federal Trade Commission. FDA enforcement policy strictly prohibits the marketing of FDA cleared or approved medical devices for unapproved uses. Further, if a company wishes to modify a product after FDA approval of a PMA, including changes in indications or other modifications that could affect safety or efficacy, additional clearances or approvals will be required from the FDA. Failure to receive or delays in receipt of FDA clearances or approvals, including the need for additional clinical trials or data as a prerequisite to clearance or approval, or any FDA conditions that limit the ability of Cardiac Pathways to market its systems, could have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations.

  International

     The European Union has promulgated rules which require that medical products distributed after June 14, 1998 bear the CE mark, an international symbol of adherence to quality assurance standards and compliance with applicable European medical device directives. Quality system certification is one of the CE mark requirements. Cardiac Pathways has received ISO9001/EN46001 certification by its European Notified Body, one of the CE mark certification prerequisites for its manufacturing facility in Sunnyvale, California. Furthermore, in January 1998, Cardiac Pathways received the right to affix the CE mark to its Arrhythmia Mapping System and Chilli Cooled Ablation System. In April 1998, Cardiac Pathways received the right to affix the CE mark to its Radii catheters. In July 1998, Cardiac Pathways received the right to affix the CE mark to its Trio/Ensemble catheters. While Cardiac Pathways intends to satisfy the requisite policies and procedures that will permit it to receive the CE Mark Certification for other products, there can be no assurance that Cardiac Pathways will be successful in meeting the European certification requirements and failure to receive the right to affix the CE mark will prohibit Cardiac Pathways from selling these and other products in member countries of the European Union.

     The time required to obtain approval for sale in foreign countries may be longer or shorter than that required for FDA approval, and the requirements may differ. Export sales of medical devices that have not received FDA marketing authorization are subject to FDA export requirements. In accordance with the FDA Export Reform & Enforcement Act of 1996, such devices may be exported to any country provided that the device meets a number of criteria including marketing authorization in one of the "Tier I" countries identified in that act. If the device has no marketing authorization in a Tier I country, and is intended for marketing, it may be necessary to obtain approval from the FDA to export the device. In order to obtain export approval, Cardiac Pathways may be required to provide the FDA with documentation from the medical device regulatory authority of the country in which the study is to be conducted or the purchaser is located, stating that the device has the approval of the country. In addition, the FDA must find that the exportation of the device is not contrary to the public health and safety of the country in order for Cardiac Pathways to obtain the permit. Cardiac Pathways currently has marketing authorization in one or more Tier I countries for all of its clinically used products. Cardiac Pathways is in the process of obtaining the necessary marketing approvals or conducting clinical trials in the United Kingdom, Germany, France, Canada, Japan and several other countries in Europe.

  Third-Party Reimbursement and Uncertainty Related to Health Care Reform

     In the United States, health care providers, including hospitals and physicians, that purchase medical products for treatment of their patients, generally rely on third party payors, principally federal Medicare, state Medicaid and private health insurance plans, to reimburse all or a part of the costs and fees associated with the procedures performed using these products. Cardiac Pathways' success will be dependent upon, among other things, the ability of health care providers to obtain satisfactory reimbursement from third party payors for medical procedures in which Cardiac Pathways' products are used. Third party payors may deny reimbursement if they determine that a prescribed device has not received appropriate regulatory clearances or approvals, is not used in accordance with cost-effective treatment methods as determined by the payor, or is experimental, unnecessary or inappropriate. Third party reimbursement is generally provided on the basis of the procedure's diagnosis-related group ("DRG") code and such code is established by the United States Health Care Finance Administration.

     The failure of the procedures in which Cardiac Pathways' products are used or an insufficient level of reimbursements for such procedures would have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations. In addition, medical equipment reimbursements have been mandated by statute to be reduced in the past, and there can be no assurance that any such reimbursements with respect to Cardiac Pathways' products will be adequate or provided at all. Failure by hospitals and other users of Cardiac Pathways' products to obtain reimbursement from third party payors, or changes in government and private third party payors' policies toward reimbursement for procedures employing Cardiac Pathways' products, would have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations. Moreover, Cardiac Pathways is unable to predict what additional legislation or regulation, if any, relating to the health care industry or third party coverage and reimbursement may be enacted in the future, or what effect such legislation or regulation would have on Cardiac Pathways.

     Reimbursement systems in international markets vary significantly by country and by region within some countries, and reimbursement approvals must be obtained on a country by country basis. Many international markets have government managed health care systems that control reimbursement for new products and procedures. In most markets, there are private insurance systems as well as government managed systems. Market acceptance of Cardiac Pathways' products will depend on the availability and level of reimbursement in international markets targeted by Cardiac Pathways. There can be no assurance that Cardiac Pathways will obtain reimbursement in any country within a particular time, for a particular time, for a particular amount, or at all.

     Regardless of the type of reimbursement system, Cardiac Pathways believes that physician advocacy of Cardiac Pathways' products will be required to obtain reimbursement. Cardiac Pathways believes that less invasive procedures generally provide less costly overall therapies as compared to conventional drug, surgery and other treatments. In addition, Cardiac Pathways believes that treatment with Cardiac Pathways' products will be more efficacious than currently available therapies. Cardiac Pathways anticipates that hospital administrators and physicians would justify the use of Cardiac Pathways' products by the attendant cost savings and clinical benefits that Cardiac Pathways believes would be derived from the use of its products. However, there can be no assurance that this will be the case. There can be no assurance that reimbursement for Cardiac Pathways' products will be available in the United States or in international markets under either government or private reimbursement systems, or that physicians will support and advocate reimbursement procedures using Cardiac Pathways' products.

  Product Liability and Insurance

     The development, manufacture and sale of medical products entail significant risk of product liability claims and product failure claims. Cardiac Pathways has conducted only limited clinical trials to date and does not yet have, and will not have for a number of years, sufficient clinical data to allow Cardiac Pathways to measure the risk of such claims with respect to its products. Cardiac Pathways faces an inherent business risk of financial exposure to product liability claims in the event that the use of its products results in personal injury or death. Cardiac Pathways also faces the possibility that defects in the design or manufacture of

Cardiac Pathways' products might necessitate a product recall. There can be no assurance that the Company will not experience losses due to product liability claims or recalls in the future. In addition, Cardiac Pathways will require increased product liability coverage if any potential products are successfully commercialized. Such insurance is expensive, difficult to obtain and may not be available in the future on acceptable terms, or at all. Any claims against Cardiac Pathways regardless of their merit or eventual outcome could have a material adverse effect upon Cardiac Pathways' business, financial condition and results of operations.

  Employees

     Cardiac Pathways' ability to operate successfully depends in significant part upon the continued service of certain key scientific, technical, clinical, regulatory and managerial personnel, and its continuing ability to attract and retain additional highly qualified scientific, technical, regulatory and managerial personnel. Competition for such personnel is intense, and there can be no assurance that Cardiac Pathways can retain such personnel or that it can attract or retain other highly qualified scientific, technical, clinical, regulatory and managerial personnel in the future, including key sales and marketing personnel. The loss of key personnel or the inability to hire and retain qualified personnel could have a material adverse effect upon Cardiac Pathways' business, financial condition and results of operations.

     In addition, in order to complete clinical trials in progress, prepare additional products for clinical trials, and develop future products, Cardiac Pathways believes that it will be required to expand its operations, particularly in the areas of research and development, manufacturing and sales and marketing. As Cardiac Pathways expands its operations in these areas, such expansion will likely result in new and increased responsibilities for management personnel and place significant strain upon Cardiac Pathways' management, operating and financial systems and resources. To accommodate any such growth and compete effectively, Cardiac Pathways will be required to implement and improve information systems, procedures, and controls, and to expand, train, motivate and manage its work force.

  Impact of Introduction of Single European Currency

     The introduction of the Single European Currency (Euro) began on January 1, 1999 with a transition period through January 1, 2002. Cardiac Pathways expects that the introduction and use of the Euro will not have a material adverse impact on Cardiac Pathways' internal systems or will result in increased costs related to its European business activities. Furthermore, Cardiac Pathways does not believe that the introduction of the Euro will have a material adverse effect on its business, financial condition and results of operations.

  Issuance of Preferred Stock Could Delay or Prevent Corporate Takeover

     The board of directors has the authority to issue up to 5,000,000 shares of undesignated preferred stock and to determine the rights, preferences, privileges and restrictions of such shares without any further vote or action by the stockholders. To date, the board of directors has designated 30,000 shares as Series A participating preferred stock in connection with Cardiac Pathways' Stockholder Rights Plan. The issuance of preferred stock under certain circumstances could have the effect of delaying or preventing a change in control of Cardiac Pathways or otherwise adversely affecting the rights of the holders of common stock.

     On April 22, 1997, pursuant to a Preferred Shares Rights Agreement (the "Rights Agreement") between Cardiac Pathways and Norwest Bank Minnesota, N.A. (the "Rights Agent"), Cardiac Pathways' board of directors declared a dividend of one right to purchase 1/1000 a share of Cardiac Pathways' Series A participating preferred Stock for each outstanding share of common stock of Cardiac Pathways (a "Right"). Each Right entitles the registered holder to purchase from Cardiac Pathways 1/1000 a share of series A participating preferred stock at an exercise price of $125 (the "Purchase Price"), subject to adjustment. The Rights approved by the Board are designed to protect and maximize the value of the outstanding equity interests in Cardiac Pathways in the event of an unsolicited attempt by an acquirer to take over Cardiac Pathways, in a manner or on terms not approved by the board of directors. The Rights have been declared by the board in order to deter coercive tactics, including a gradual accumulation of shares in the open market of a 15% or greater position to be followed by a merger or a partial or two tier tender offer that does not treat all stockholders equally. The Rights should not interfere with any merger or business combination approved by the board of directors. However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of Cardiac Pathways deemed undesirable by the board of directors. The Rights may cause substantial dilution to a person or group that attempts to acquire Cardiac Pathways on terms or in a manner not approved by Cardiac Pathways' board of directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

  Potential Volatility of Stock Price

     The market price of shares of Common Stock, like that of the common stock of many medical products and high technology companies, has in the past been, and is likely in the future to continue to be highly volatile. Factors such as fluctuations in Cardiac Pathways' operating results, announcements of technological innovations or new commercial products by Cardiac Pathways or competitors, government regulation, changes in the current structure of the health care financing and payment systems, developments in or disputes regarding patent or other proprietary rights, release of reports by securities analysts, changes in securities analysts recommendations, economic and other external factors and general market conditions may have a significant effect on the market price of the common stock. Also, at some future time, Cardiac Pathways' revenues and results of operations may be below the expectations of securities analysts or investors, resulting in significant fluctuations in the market price of Cardiac Pathways' common stock. Moreover, the stock market has from time to time experienced extreme price and volume fluctuations which have particularly affected the market prices for medical products and high technology companies and which have often been unrelated to the operating performance of such companies. These broad market fluctuations, as well as general economic, political and market conditions, may adversely affect the market price of Cardiac Pathways' common stock. In the past, following periods of volatility in the market price of a company's stock, securities class action litigation has occurred against the issuing company. There can be no assurance that such litigation will not occur in the future with respect to Cardiac Pathways. Such litigation could result in substantial costs and a diversion of management's attention and resources, which could have a material adverse effect on Cardiac Pathways' business, financial condition and results of operations. Any adverse determination in such litigation could also subject Cardiac Pathways to significant liabilities.

  Absence of Dividends

     Cardiac Pathways has not paid any cash dividends since inception and does not anticipate paying cash dividends in the foreseeable future.

                                 OTHER MATTERS

     Cardiac Pathways knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the proxy holders named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: June 22, 1999

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE

                                                              PAGE
                                                              ----
Report of Ernst & Young LLP, Independent Auditors...........   F-2
Consolidated Balance Sheets as of June 30, 1998 and 1997....   F-3
Consolidated Statements of Operations for the years ended
  June 30, 1998, 1997 and 1996..............................   F-4
Consolidated Statements of Stockholders' Equity for the
  years ended June 30, 1998, 1997 and 1996..................   F-5
Consolidated Statements of Cash Flows for the years ended
  June 30, 1998, 1997, and 1996.............................   F-6
Notes to Consolidated Financial Statements..................   F-7
Consolidated Balance Sheets as of March 31, 1999 and June
  30, 1998 (unaudited)......................................  F-25
Consolidated Statements of Operations for the nine months
  ended March 31, 1999 and 1998 (unaudited).................  F-26
Consolidated Statements of Cash Flows for the nine months
  ended March 31, 1999 and 1998 (unaudited).................  F-27
Notes to Consolidated Financial Statements..................  F-28
Schedule II -- Valuation and Qualifying Accounts............  F-33

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Stockholders
Cardiac Pathways Corporation

     We have audited the accompanying consolidated balance sheets of Cardiac Pathways Corporation as of June 30, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended June 30, 1998. Our audits also included the financial statement schedule. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Cardiac Pathways Corporation at June 30, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended June 30, 1998, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material aspects the information set forth therein.

     The accompanying financial statements have been prepared assuming Cardiac Pathways Corporation will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses and need for additional financing raise substantial doubt about its ability to continue as a going concern. Management's plans as to these matters are also described in Note 1. The fiscal 1998 financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          /s/ ERNST & YOUNG LLP

San Jose, California
July 28, 1998
except for the first and second paragraphs of Note 1, as to which the date is June 7, 1999

                          CARDIAC PATHWAYS CORPORATION

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                        JUNE 30,
                                                              ----------------------------
                                                                  1998            1997
                                                              ------------    ------------
Current assets:
  Cash and cash equivalents.................................  $  7,268,877    $  5,091,426
  Short-term investments....................................    17,248,500      36,475,534
  Accounts receivable, net of allowance for doubtful
     accounts of $16,500 at June 30, 1998 and $9,500 at June
     30, 1997...............................................       523,455         168,828
  Receivable from related party.............................            --           1,552
  Inventories...............................................       668,042         420,005
  Prepaid expenses..........................................       317,549         411,758
  Other current assets......................................       526,193         528,528
                                                              ------------    ------------
          Total current assets..............................    26,552,616      43,097,631
Property and equipment, net.................................     3,632,488       3,140,849
Notes receivable from related parties.......................       260,477         319,491
Deposits and other assets...................................       488,996          97,283
                                                              ------------    ------------
                                                              $ 30,934,577    $ 46,655,254
                                                              ============    ============

                           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................  $  1,079,772    $    788,384
  Accrued compensation and related benefits.................       601,307         462,814
  Accrued clinical expenses.................................     1,144,556         696,106
  Other accrued expenses....................................       654,670         870,242
  Current obligations under capital leases..................       554,806         768,813
  Current portion of long-term debt.........................       166,667              --
                                                              ------------    ------------
          Total current liabilities.........................     4,201,778       3,586,359
Long-term obligations under capital leases..................       483,586         472,588
Deferred royalty income.....................................     2,930,862       2,950,473
Long-term debt, less current portion........................     5,833,333              --
Note payable................................................            --       4,500,000
Interest payable on note....................................            --       1,153,625
Commitments
Stockholders' equity:
  Preferred stock, $.001 par value; 5,000,000 shares
     authorized and none issued and outstanding at June 30,
     1998 and 1997..........................................            --              --
  Common stock, $.001 par value; 30,000,000 shares
     authorized; 9,795,974 shares issued and outstanding at
     June 30, 1998 and 9,523,540 at June 30, 1997...........         9,796           9,524
  Additional paid-in capital................................    79,783,779      79,089,193
  Receivables from stockholders.............................      (385,000)       (420,000)
  Accumulated deficit.......................................   (61,417,629)    (43,918,832)
  Deferred compensation.....................................      (505,928)       (767,676)
                                                              ------------    ------------
          Total stockholders' equity........................    17,485,018      33,992,209
                                                              ------------    ------------
                                                              $ 30,934,577    $ 46,655,254
                                                              ============    ============

                See Notes to Consolidated Financial Statements.

                          CARDIAC PATHWAYS CORPORATION

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                YEAR ENDED JUNE 30,
                                                    -------------------------------------------
                                                        1998            1997           1996
                                                    ------------    ------------    -----------
Net sales.........................................  $  2,419,816    $  2,408,773    $ 1,684,107
Cost of goods sold................................     2,827,789       2,507,375      2,407,655
                                                    ------------    ------------    -----------
Gross margin (deficit)............................      (407,973)        (98,602)      (723,548)

Operating expenses:
  Research and development........................    14,353,393      11,756,260      6,819,647
  Selling, general and administrative.............     4,091,637       3,147,311      1,981,309
                                                    ------------    ------------    -----------
          Total operating expenses................    18,445,030      14,903,571      8,800,956
                                                    ------------    ------------    -----------
Loss from operations..............................   (18,853,003)    (15,002,173)    (9,524,504)

Other income (expense):
  Interest income.................................     1,857,981       2,624,055        700,934
  Interest expense................................      (578,931)       (523,038)      (568,802)
  Other, net......................................        75,156          35,562         23,208
                                                    ------------    ------------    -----------
          Total other income (expense)............     1,354,206       2,136,579        155,340
                                                    ------------    ------------    -----------
Net loss..........................................  $(17,498,797)   $(12,865,594)   $(9,369,164)
                                                    ============    ============    ===========
Net loss per share -- basic and diluted...........  $      (1.81)   $      (1.37)   $     (6.36)
                                                    ============    ============    ===========
Shares used in computing net loss per
  share -- basic and diluted......................     9,648,000       9,379,000      1,472,000
                                                    ============    ============    ===========

                See Notes to Consolidated Financial Statements.

                          CARDIAC PATHWAYS CORPORATION

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                      PREFERRED STOCK         COMMON STOCK      ADDITIONAL    RECEIVABLES
                                    --------------------   ------------------     PAID-IN         FROM       ACCUMULATED
                                      SHARES     AMOUNT     SHARES     AMOUNT     CAPITAL     STOCKHOLDERS     DEFICIT
                                    ----------   -------   ---------   ------   -----------   ------------   ------------
Balance at June 30, 1995..........   5,149,702   $ 5,150     925,185   $  925   $29,129,381    $ (11,000)    $(21,684,074)
Issuance of Series F Convertible
 Preferred Stock, less $997 in
 issuance costs...................     300,000       300          --       --     4,498,702           --               --
Issuance of Series F Preferred
 Stock Warrants...................          --        --          --       --        33,000           --               --
Issuance of nonqualified stock
 options for services.............          --        --          --       --        34,131           --               --
Exercise of warrant to purchase
 Common Stock.....................          --        --       6,667        7        57,993           --               --
Exercise of options to purchase
 Common Stock.....................          --        --     387,778      388       576,887     (395,000)              --
Conversion of Preferred Stock to
 Common Stock.....................  (5,449,702)   (5,450)  5,449,702    5,450            --           --               --
Issuance of Common Stock in
 connection with initial public
 offering, less $1,037,725 in
 issuance costs...................          --        --   2,500,000    2,500    43,134,775           --               --
Deferred compensation.............          --        --          --       --       191,765           --               --
Amortization of deferred
 compensation.....................          --        --          --       --            --           --               --
Net loss..........................          --        --          --       --            --           --       (9,369,164)
                                    ----------   -------   ---------   ------   -----------    ---------     ------------
Balance at June 30, 1996..........          --        --   9,269,332    9,270    77,656,634     (406,000)     (31,053,238)
Issuance of nonqualified stock
 options for services.............          --        --          --       --        17,750           --               --
Exercise of options to purchase
 Common Stock.....................          --        --     216,642      217       305,736      (14,000)              --
Issuance of Common Stock under
 employee stock purchase plan.....          --        --      37,566       37       253,573           --               --
Deferred compensation.............          --        --          --       --       855,500           --               --
Amortization of deferred
 compensation.....................          --        --          --       --            --           --               --
Net loss..........................          --        --          --       --            --           --      (12,865,594)
                                    ----------   -------   ---------   ------   -----------    ---------     ------------
Balance at June 30, 1997..........          --        --   9,523,540    9,524    79,089,193     (420,000)     (43,918,832)
Issuance of Common Stock
 Warrants.........................          --        --          --       --        60,351           --               --
Issuance of nonqualified stock
 options for services.............          --        --          --       --        65,121           --               --
Exercise of options to purchase
 Common Stock.....................          --        --     208,881      209       225,335       35,000               --
Issuance of Common Stock under
 employee stock purchase plan.....          --        --      63,553       63       343,779           --               --
Amortization of deferred
 compensation.....................          --        --          --       --            --           --               --
Net loss..........................          --        --          --       --            --           --      (17,498,797)
                                    ----------   -------   ---------   ------   -----------    ---------     ------------
Balance at June 30, 1998..........          --   $    --   9,795,974   $9,796   $79,783,779    $(385,000)    $(61,417,629)
                                    ==========   =======   =========   ======   ===========    =========     ============

                                                       TOTAL
                                      DEFERRED     STOCKHOLDERS'
                                    COMPENSATION      EQUITY
                                    ------------   -------------
Balance at June 30, 1995..........   $      --     $  7,440,382
Issuance of Series F Convertible
 Preferred Stock, less $997 in
 issuance costs...................          --        4,499,002
Issuance of Series F Preferred
 Stock Warrants...................          --           33,000
Issuance of nonqualified stock
 options for services.............          --           34,131
Exercise of warrant to purchase
 Common Stock.....................          --           58,000
Exercise of options to purchase
 Common Stock.....................          --          182,275
Conversion of Preferred Stock to
 Common Stock.....................          --               --
Issuance of Common Stock in
 connection with initial public
 offering, less $1,037,725 in
 issuance costs...................          --       43,137,275
Deferred compensation.............    (191,765)              --
Amortization of deferred
 compensation.....................      35,994           35,994
Net loss..........................          --       (9,369,164)
                                     ---------     ------------
Balance at June 30, 1996..........    (155,771)      46,050,895
Issuance of nonqualified stock
 options for services.............          --           17,750
Exercise of options to purchase
 Common Stock.....................          --          291,953
Issuance of Common Stock under
 employee stock purchase plan.....          --          253,610
Deferred compensation.............    (855,500)              --
Amortization of deferred
 compensation.....................     243,595          243,595
Net loss..........................          --      (12,865,594)
                                     ---------     ------------
Balance at June 30, 1997..........    (767,676)      33,992,209
Issuance of Common Stock
 Warrants.........................          --           60,351
Issuance of nonqualified stock
 options for services.............          --           65,121
Exercise of options to purchase
 Common Stock.....................          --          260,544
Issuance of Common Stock under
 employee stock purchase plan.....          --          343,842
Amortization of deferred
 compensation.....................     261,748          261,748
Net loss..........................          --      (17,498,797)
                                     ---------     ------------
Balance at June 30, 1998..........   $(505,928)    $ 17,485,018
                                     =========     ============

                See Notes to Consolidated Financial Statements.

                          CARDIAC PATHWAYS CORPORATION

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                               YEAR ENDED JUNE 30,
                                                   --------------------------------------------
                                                       1998            1997            1996
                                                   ------------    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss.........................................  $(17,498,797)   $(12,865,594)   $ (9,369,164)
Adjustments to reconcile net loss to net cash
  used in operating activities:
     Depreciation and amortization...............     1,274,226       1,260,546         818,072
     Amortization of deferred royalty income.....       (19,611)        (49,527)             --
     Amortization of deferred compensation.......       261,748         243,595          35,994
     (Gain) loss on disposal of property and
       equipment.................................       (33,678)             --          12,860
     Issuance of common stock warrants...........        60,351              --              --
     Issuance of preferred stock warrants........            --              --          33,000
     Issuance of nonqualified stock options for
       services..................................        65,121          17,750          34,131
Changes in operating assets and liabilities:
  Accounts receivable............................      (354,627)        230,169        (348,126)
  Receivable from related party..................         1,552          20,173         114,075
  Inventories....................................      (248,037)       (257,489)         49,177
  Prepaid expenses...............................        94,209        (177,419)        (93,266)
  Other current assets...........................        52,335        (188,237)       (179,336)
  Accounts payable...............................       291,388         276,998         (68,211)
  Accrued compensation and related benefits......       138,493         269,303          94,856
  Accrued clinical expenses......................       448,450         546,102         150,004
  Other accrued expenses.........................      (215,572)        136,677         252,210
  Interest payable on note.......................    (1,153,625)        379,204         399,656
  Deferred royalty income........................            --              --       3,000,000
                                                   ------------    ------------    ------------
Net cash used in operating activities............   (16,836,074)    (10,157,749)     (5,064,068)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of short-term investments..............   (25,167,799)    (54,509,722)    (27,761,202)
Maturities and sales of short-term investments...    44,394,833      41,795,000      10,279,751
Purchase of property and equipment...............    (1,170,621)       (742,155)       (981,344)
Proceeds from disposal of equipment..............        23,519              --              --
(Increase) decrease in notes receivable..........        59,014         (57,075)          4,000
(Increase) in deposits and other assets..........      (391,713)        (38,095)        (47,298)
                                                   ------------    ------------    ------------
Net cash provided by (used in) investing
  activities.....................................    17,747,233     (13,552,047)    (18,506,093)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from initial public offering, net.......            --              --      43,137,275
Principal payments under capital lease
  obligations....................................      (838,094)       (856,596)       (567,081)
Repayment of note payable........................    (4,500,000)             --              --
Proceeds from borrowings on line of credit.......     6,000,000              --              --
Proceeds from issuance of preferred stock........            --              --       4,499,002
Proceeds from issuance of common stock...........       569,386         559,563         250,275
Notes receivable from stockholders...............        35,000         (14,000)        (10,000)
                                                   ------------    ------------    ------------
Net cash provided by (used in) financing
  activities.....................................     1,266,292        (311,033)     47,309,471
                                                   ------------    ------------    ------------
Net increase (decrease) in cash and cash
  equivalents....................................     2,177,451     (24,020,829)     23,739,310
Cash and cash equivalents at beginning of year...     5,091,426      29,112,255       5,372,945
                                                   ------------    ------------    ------------
Cash and cash equivalents at end of year.........  $  7,268,877    $  5,091,426    $ 29,112,255
                                                   ============    ============    ============

                See Notes to Consolidated Financial Statements.

                          CARDIAC PATHWAYS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 1998

 1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Nature of Business

     Cardiac Pathways Corporation, a Delaware corporation (the "Company"), operates in a single industry segment and designs, develops and manufactures minimally invasive systems to diagnose and treat cardiac tachyarrhythmias.

  Basis of Presentation

     The Report of Independent Auditors on the Company's financial statements for the year ended June 30, 1998 contain an explanatory paragraph which indicates substantial doubt about the Company's ability to continue as a going concern. The Company has experienced significant operating losses since inception and as of March 31, 1999 had an accumulated deficit of approximately $75.4 million. On May 15, 1998, the Company entered into a Loan and Security Agreement with Silicon Valley Bank for $6.0 million. The purpose of the loan was to repay a $4.5 million note payable and related accrued interest of approximately $1 million due to Sorin Biomedical, one of the Company's European distributors and to provide additional working capital financing. The Company was required to collateralize 105% of the principal balance of the loan in the event of noncompliance with certain financial operating ratio and liquidity covenants. In late March 1999, as a result of noncompliance with those covenants, the Company fully collateralized the Silicon Valley Bank loan by pledging $3.0 million of cash and $3.3 million of short-term investments. On May 18, 1999, the Company received notice that Silicon Valley Bank was foreclosing upon and would take possession of all of the pledged cash and short-term investments. As of May 20, 1999, Silicon Valley Bank had foreclosed and taken possession of the collateral in satisfaction of the full amount due under the loan.

     On May 21, 1999, the Company signed a definitive agreement with investors for the sale of $31.5 million of the Company's series B convertible preferred stock (with the possibility that the amount could increase up to $40 million) and interim financing, whereby certain of the investors in the financing have provided the Company with interim financing through a bridge loan of $3 million. The issuance of the series B convertible preferred stock is subject to stockholder approval. The bridge loan is secured by substantially all of the Company's assets. If the financing does not close, the Company will not have sufficient resources to continue its operations in the absence of an alternative transaction. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Cardiac Pathways B.V., Cardiac Pathways G.m.b.H. and Cardiac Pathways S.A. (see Note 13). All significant intercompany accounts and transactions have been eliminated.

  Use of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Reincorporation and Reverse Stock Split

     In March 1996, the Company's board of directors authorized the reincorporation of the Company in the state of Delaware and a 2-for-3 reverse stock split. The reincorporation was effected in May 1996 following stockholder approval. In June 1996, the Company completed its initial public offering of 2,500,000 shares of common stock at a price of $19.00 per share, raising net proceeds of $43,137,000. Each share of the Company's outstanding convertible preferred stock was automatically converted to a share of common stock

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

during the initial public offering. Effective upon the closing of the initial public offering, the Company became authorized to issue 5,000,000 shares of $.001 par value preferred stock and 30,000,000 shares of $.001 par value common stock (see Note 4). All par value, share and per share amounts have been retroactively adjusted to reflect the reverse stock split and the Company's reincorporation.

  Fair Value of Financial Instruments

     The carrying amounts reported in the balance sheet for cash and cash equivalents and short-term investments approximate fair value. The fair value of short-term investments was based on quoted market prices.

     The carrying amount for the Company's long-term debt approximates fair value. The fair value of the Company's long-term debt was estimated using discounted cash flow analyses, based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

  Concentrations of Credit Risk

     The Company is potentially subject to concentrations of credit risk with respect to its cash investments and trade accounts receivable. The Company invests its excess cash in a diversified portfolio of investment grade interest bearing instruments. The Company is exposed to credit risk in the event of default by the financial institutions or issuers of investments only to the extent recorded on the balance sheet. To date, the Company has not experienced any significant losses on its investments.

     The Company sells its products to distributors in Japan, China and Europe and to hospitals in the United States (see Note 10). The Company does not require collateral and maintains reserves for estimated credit losses. To date, such losses have been within management's expectations and have not been significant.

  Cash, Cash Equivalents and Short-term Investments

     The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. All other liquid investments are classified as short-term investments and consist primarily of U.S. government agency instruments, corporate obligations and money market instruments. Management currently classifies the Company's investment portfolio as held-to-maturity and available-for-sale. Available-for-sale securities are carried at fair value with unrealized gains and losses reported as a separate component of stockholders' equity. To date, the Company has not experienced any significant unrealized gains or losses on available-for-sale securities and, accordingly, no adjustments have been made to stockholders' equity.

     The cost of held-to-maturity securities is adjusted for the amortization of premiums and the accretion of discounts to maturity. Such amortization of premiums and accretion of discounts are included in interest income. At June 30, 1998 and 1997, these securities were valued at amortized cost, which approximates fair value.

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

     The following is a summary of held-to-maturity and available-for-sale securities at June 30, 1998:

                                                        GROSS        GROSS
                                         AMORTIZED    UNREALIZED   UNREALIZED    ESTIMATED
             DESCRIPTION                   COST         GAINS        LOSSES     FAIR VALUE
             -----------                -----------   ----------   ----------   -----------
Held-to-maturity:
  U.S. government agency..............  $ 2,996,886     $   --      $ (1,171)   $ 2,995,715
  U.S. corporate obligations..........   10,751,614      2,221        (8,968)    10,744,867
Available-for-sale:
  Auction rate preferred stock........    3,500,000         --            --      3,500,000
                                        -----------     ------      --------    -----------
                                         17,248,500      2,221       (10,139)    17,240,582
Amounts classified as cash
  equivalents.........................           --         --            --             --
                                        -----------     ------      --------    -----------
Amounts included in short-term
  investments.........................  $17,248,500     $2,221      $(10,139)   $17,240,582
                                        ===========     ======      ========    ===========

     There were no significant realized gains or losses as a result of the maturity or sale of securities for the year ended June 30, 1998. The cost of securities sold is based on the specific identification method. Held-to-maturity securities at June 30, 1998 mature at various dates through October 1999.

     The following is a summary of held-to-maturity and available-for-sale securities at June 30, 1997:

                                                        GROSS        GROSS
                                         AMORTIZED    UNREALIZED   UNREALIZED    ESTIMATED
             DESCRIPTION                   COST         GAINS        LOSSES     FAIR VALUE
             -----------                -----------   ----------   ----------   -----------
Held-to-maturity:
  U.S. government agency..............  $15,485,479    $ 1,495      $ (9,079)   $15,477,895
  U.S. corporate obligations..........   20,329,767     12,511       (10,168)    20,332,110
Available-for-sale:
  Auction rate preferred stock........    2,100,000         --            --      2,100,000
  U.S corporate obligations...........    1,055,206         --        (1,626)     1,053,580
                                        -----------    -------      --------    -----------
                                         38,970,452     14,006       (20,873)    38,963,585
Amounts classified as cash
  equivalents.........................    2,494,918        139            --      2,495,057
                                        -----------    -------      --------    -----------
Amounts included in short-term
  investments.........................  $36,475,534    $13,867      $(20,873)   $36,468,528
                                        ===========    =======      ========    ===========

     There were no realized gains or losses as a result of the maturity or sale of securities for the year ended June 30, 1997.

  Inventory

     Inventories are stated at the lower of cost (determined using the first-in, first-out method) or market and consist of the following:

                                                               JUNE 30,
                                                         --------------------
                                                           1998        1997
                                                         --------    --------
Raw materials..........................................  $432,867    $252,349
Work-in-process........................................   123,052      26,929
Finished goods.........................................   112,123     140,727
                                                         --------    --------
                                                         $668,042    $420,005
                                                         ========    ========

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

  Property and Equipment

     Property and equipment, including equipment under capital leases, are carried at cost less accumulated depreciation and amortization. Property and equipment are depreciated using the straight-line method over estimated useful lives of three to five years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful life of the asset or the remaining term of the lease. Depreciation expense includes amortization of capital leases and leasehold improvements.

     Property and equipment consist of the following:

                                                              JUNE 30,
                                                      ------------------------
                                                         1998          1997
                                                      ----------    ----------
Property and equipment:
Equipment...........................................  $5,626,967    $4,799,030
Leasehold improvements..............................     348,610       274,307
Equipment-in-process................................   1,523,411     1,076,157
                                                      ----------    ----------
                                                       7,498,988     6,149,494
Less accumulated depreciation and amortization......   3,866,500     3,008,645
                                                      ----------    ----------
                                                      $3,632,488    $3,140,849
                                                      ==========    ==========

  Revenue Recognition

     Revenue from disposable products is recognized at the time of shipment. Revenue from equipment is recognized upon shipment and the completion of certain installation and acceptance criteria.

  Product Warranties

     The Company warrants its equipment for a period of one year. The Company provides for estimated warranty costs concurrent with the recognition of revenue.

  Capitalized Software

     The Company capitalizes internally generated software development costs in accordance with Statement of Financial Accounting Standards No. 86 (FAS 86), "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed." Capitalization of software development costs begins upon the establishment of technological feasibility for the product. At June 30, 1998, the Company had $233,000 of capitalized software development costs. There were no capitalized software development costs at June 30, 1997. The Company amortizes capitalized amounts upon commercial release of the product on a straight-line basis over the estimated economic lives. There was no capitalized software amortization expense during the years ended June 30, 1998, 1997 and 1996.

  Royalty Income

     At June 30, 1998 and 1997, the Company had $2,930,862 and $2,950,473 of
deferred royalty income, respectively, related to one of its diagnostic catheter systems (see Note 9). Income earned from this royalty agreement is recorded as a component of net sales.

  Research and Development Costs

     Research and development costs, which include clinical and certain regulatory costs, are charged to expense as incurred.

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

  Foreign Currency Translation

     The functional currency of the Company's foreign subsidiaries is the U.S. dollar. Monetary assets and liabilities denominated in foreign currencies are remeasured at the fiscal year-end exchange rate. Inventory, property and other nonmonetary assets and liabilities including related revenues, expenses, gains and losses are remeasured using historical exchange rates during the month in which the transactions occurred. Adjustments resulting from these remeasurements are included in the results of operations and have been immaterial to date.

  Net Loss Per Share

     In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128 (FAS 128), "Earnings per Share," which the Company adopted on December 31, 1997 pursuant to the requirements of FAS
128. The adoption of FAS 128 changed the method used to compute earnings per share and required restatement of all prior periods. Under the new requirements for calculating basic earnings per share, the dilutive effect of stock options and warrants is excluded. In addition, in February 1998, the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin No. 98, "Earnings per Share" (SAB 98), which affected the treatment of certain stock options, warrants and convertible preferred stock ("cheap stock") issued at prices substantially below the public offering price during the twelve-month period prior to the filing of the initial public offering. Upon the adoption of FAS 128, the SEC Staff does not generally believe that such stock options, warrants and convertible preferred stock should be treated as outstanding for all reporting periods. Earnings per share amounts presented have been restated to conform to the requirements of FAS 128 and SAB 98.

     Basic and dilutive historical net loss per share is computed using the weighted average number of shares of common stock outstanding. Potentially dilutive shares from stock options and warrants are excluded from the computation as their effect is antidilutive. The adoption of FAS 128 did not have a material impact on the Company's reported basic and diluted net loss per share due to the exclusion of antidilutive options and warrants from the calculations in periods when the Company incurred a net loss, which occurred in all periods reported herein. Net loss per share, as restated, reflects the reduction in the weighted average shares outstanding in accordance with the adoption of SAB 98 resulting in an increase in reported net loss per share for fiscal 1996 from $3.95 to $6.36.

     Pro forma net loss per share has been computed as described above and also gives effect to the conversion of convertible preferred shares not included above that automatically converted to common stock upon completion of the Company's initial public offering (using the if-converted method) from the original date of issuance. The adoption of SAB 98 resulted in an increase in reported pro forma net loss per share for fiscal 1996 from $1.33 to $1.44.

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

     The following table sets forth the computation of net loss per share and pro forma net loss per share:

                                                           YEAR ENDED JUNE 30,
                                                -----------------------------------------
                                                    1998           1997          1996
                                                ------------   ------------   -----------
Numerator for basic and diluted and pro forma
  basic and diluted net loss per share:
     Net loss.................................  $(17,498,797)  $(12,865,594)  $(9,369,164)
Denominator:
       Denominator for basic and diluted net
          loss per share......................     9,648,000      9,379,000     1,472,000
                                                ============   ============
       Convertible preferred shares...........                                  5,037,000
                                                                              -----------
       Denominator for pro forma basic and
          diluted net loss per share..........                                  6,509,000
                                                                              ===========

  Basic and diluted net loss per share........  $      (1.81)  $      (1.37)  $     (6.36)
                                                ============   ============   ===========

  Pro forma basic and diluted net loss per
     share....................................                                $     (1.44)
                                                                              ===========

  Stock-Based Compensation

     The Company accounts for its stock-based compensation arrangements using the intrinsic-value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and accordingly, has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123 (FAS 123), "Accounting for Stock-Based Compensation." These provisions require the Company to disclose pro forma net loss and net loss per share amounts as if compensation expense related to certain stock awards were recognized based on the fair value accounting rules under FAS 123 (see Note 4).

  Recent Pronouncements

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130 (FAS 130), "Reporting Comprehensive Income" which requires the reporting and presentation of comprehensive income and its components in the financial statements. Comprehensive income reflects certain items not currently reported in measuring net income, such as changes in value of available-for-sale securities and foreign currency translation adjustments. The Company does not expect the adoption of FAS 130 to have a material effect on its financial statements. FAS 130 will become effective for the Company's year ending June 30, 1999.

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131 (FAS 131), "Disclosures about Segments of an Enterprise and Related Information" which supersedes the current segment reporting requirements of Statement of Financial Accounting Standards No. 14 (FAS 14), "Financial Reporting for Segments of a Business Enterprise," as amended. FAS 131 requires the reporting of certain financial and other disclosures related to the Company's operating segments which are identified using a "management approach." Operating segments are revenue-producing components of the business for which separate financial information is produced internally and are subject to evaluation by the chief operating decision maker in the resource allocation process. FAS 131 will become effective for the Company's year ending June 30, 1999.

     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133 (FAS 133), "Accounting for Derivative Instruments and Hedging Activities" which is required to be adopted in years beginning after June 15, 1999. The Company has not in the past and does not anticipate in the future using

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

derivative instruments, and the Company does not expect that the adoption of FAS 133 will have a significant impact on its financial condition or results of operations.

 2. DEBT

     In May 1998, the Company obtained a term loan credit facility of $8,000,000 from a commercial bank. The loan agreement provides for an initial advance of $6,000,000 available for the repayment of a note payable and related accrued interest due to Sorin Biomedical (described below) with the remaining $2,000,000 available for general corporate purposes. Advances can be made to the Company during a 12-month non-revolving drawdown period that expires in May 1999. Borrowings under the credit facility bear floating interest at the bank's prime rate plus 1.25% (9.75% at June 30, 1998) and the Company can elect a fixed interest rate option at the end of the 12-month drawdown period. Interest payments are due monthly following commencement of each advance and the outstanding balance of all borrowings under the credit facility will be fully amortized over the 36-month period following the end of the drawdown period with principal and interest payments due monthly. Under the terms of the loan agreement, all borrowings are collateralized by substantially all of the Company's assets and the Company must maintain certain financial ratios and other covenants. At June 30, 1998, the Company had an unused amount of $2,000,000 under the credit facility that is available for drawdowns through May 1999. Furthermore, the Company was in compliance with all covenants.

     In May 1998, the Company utilized $6,000,000 of the term loan credit facility in order to repay a $4,500,000 note payable and related accrued interest of approximately $1,500,000 due to Sorin Biomedical. The $4,500,000 note payable bore interest at the prime rate as quoted in The Wall Street Journal and all principal and accrued interest was due on June 27, 1999. The early repayment of the note payable was made in connection with the termination of a product distribution agreement with Sorin.

     Principal payments due under the term loan credit facility were as follows:

                                                               JUNE 30,
                                                                 1998
                                                              ----------
1999........................................................  $  166,667
2000........................................................   2,000,000
2001........................................................   2,000,000
2002........................................................   1,833,333
                                                              ----------
          Total minimum principal payments..................   6,000,000
Less current portion........................................     166,667
                                                              ----------
Long-term portion...........................................  $5,833,333
                                                              ==========

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

 3. COMMITMENTS

     The Company leases facilities and equipment under noncancelable lease agreements. Future minimum lease payments were as follows:

                                                           JUNE 30, 1998
                                                      ------------------------
                                                       CAPITAL      OPERATING
                                                        LEASES        LEASES
                                                      ----------    ----------
1999................................................  $  632,855    $1,021,357
2000................................................     298,379       816,338
2001................................................     203,629       763,808
2002................................................      28,618       741,408
2003................................................          --       741,408
Thereafter..........................................          --       247,136
                                                      ----------    ----------
          Total minimum lease payments..............   1,163,481    $4,331,455
                                                                    ==========
Less amount representing interest...................     125,089
                                                      ----------
Present value of minimum lease payments.............   1,038,392
Less current portion................................     554,806
                                                      ----------
Long-term portion...................................  $  483,586
                                                      ==========

     The Company leases its facilities under operating lease agreements that extend through October 2003. Rent expense, net of sublease income, was approximately, $364,000, $322,000, and $301,000 for the years ended June 30, 1998, 1997 and 1996, respectively. Sublease income for the years ended June 30, 1997 and 1996 was $45,000 and $65,000, respectively. There was no sublease income for the year ended June 30, 1998. The Company leases certain equipment under long-term leases, the terms of which qualify as capital leases. Capital lease obligations are collateralized with leased equipment. At June 30, 1998, the Company had an unused equipment lease financing facility of $1,365,000 that expires in July 1999.

     The Company's equipment acquired under capital lease arrangements and related accumulated amortization are as follows:

                                                              JUNE 30,
                                                      ------------------------
                                                         1998          1997
                                                      ----------    ----------
Equipment at cost...................................  $3,792,000    $3,157,000
Less accumulated amortization.......................   2,747,000     1,779,000
                                                      ----------    ----------
                                                      $1,045,000    $1,378,000
                                                      ==========    ==========

     At June 30, 1998, the Company had approximately $322,000 in noncancelable commitments with suppliers to provide components in the normal course of business.

 4. STOCKHOLDERS' EQUITY

  Common Stock

     The Company is authorized to issue 30,000,000 shares of common stock, $.001 par value per share, of which a total of 9,795,974 and 9,523,540 shares were outstanding at June 30, 1998 and 1997, respectively. In June 1996, the Company completed its initial public offering of 2,500,000 shares of common stock, raising net proceeds of approximately $43,137,000. Upon completion of the offering, all of the preferred stock outstanding automatically converted into 5,449,702 shares of common stock.

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

  Preferred Stock

     The Company is authorized to issue 5,000,000 shares of undesignated preferred stock, $.001 par value per share. Preferred stock may be issued from time to time in one or more series. The board of directors is authorized to determine the rights, preferences, privileges, and restrictions granted to and imposed upon any wholly unissued series of preferred stock and to fix the number of shares of any series of preferred stock and the designation of any such series without any vote or action by the Company's stockholders. At June 30, 1998 and 1997, the Company had no shares of preferred stock outstanding.

  Stock Warrants

     The Company has issued warrants to purchase common stock in connection with various financing and lease agreements. The fair value of warrants issued in connection with lease transactions was expensed. The following warrants to purchase common stock were outstanding at June 30, 1998:

                        RESERVED FOR   PRICE PER   AGGREGATE    EXPIRATION
       SHARES             ISSUANCE       SHARE       PRICE         DATE
---------------------   ------------   ---------   ----------   ----------
               35,170      35,170       $ 8.53     $  300,000   July 2009
               19,999      19,999         8.70        173,991   June 2001
               76,972      76,972        13.125     1,010,258   June 2001
               11,000      11,000        15.00        165,000   June 2001

  Stock Option Plans

     In July 1991, the board of directors of the Company approved the Company's 1991 Stock Option Plan (the "Plan"). The Plan provides for the issuance of incentive and nonstatutory options to employees, officers, and consultants of the Company to acquire common stock of the Company. The Plan, as amended, provides for the granting of options for up to 2,267,030 shares of common stock of the Company. The exercise price of incentive stock options granted under the Plan may not be less than 100% (110% in the case of any options granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the common stock subject to the option on the date of grant. Options granted under the Plan generally become exercisable over a four-year period and generally expire ten years from the date of grant. Expired options become available under the Plan. At June 30, 1998, a total of 1,303,669 shares of common stock have been reserved for issuance under the Plan (see Note 13).

     During fiscal 1998, one officer of the Company was granted a nonstatutory option outside of the Plan, to purchase 43,683 shares of the Company's Common Stock at an exercise of $6.75 per share. The option was subject to the same vesting schedule as that of the Plan.

     In September 1996 and April 1997, the board of directors authorized the exchange of certain stock option grants at the then fair market values of the Company's common stock. These exchanges were voluntary and open to all employees holding options subsequent to certain dates. In September 1996, options to purchase 28,651 shares of common stock at prices ranging from $12.75 to $15.00 per share were exchanged for options to purchase a like number of shares at $12.00 per share. Under the September 1996 exchange, all previous vesting of the related options was forfeited. In April 1997, options to purchase 154,628 shares of common stock at prices ranging from $8.50 to $17.00 per share were exchanged for options to purchase a like number of shares at $6.63 per share. Vesting terms were not modified under the April 1997 exchange, however, no vested options related to the exchange were exercisable for a period of 180 days following the exchange.

     During the years ended June 30, 1997 and 1996, the Company recorded deferred compensation of approximately $856,000 and $192,000, respectively, representing the difference between the grant price and the fair value of the Company's common stock for certain options granted during those years. The deferred

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

compensation is amortized over the period for which the related stock options become exercisable, which is generally four years. Amortization of deferred compensation was approximately $262,000, $244,000 and $36,000 for the years ended June 30, 1998, 1997 and 1996, respectively.

     In April 1996, the Company adopted the 1996 Director Option Plan (the "Director Plan"). The Director Plan provides for the granting of options for up to 40,000 shares of common stock of the Company. The option grants under the Director Plan are automatic and non-discretionary, and the exercise price of the options is 100% of the fair market value of the common stock on the grant date. The Director Plan provides for an initial grant of options to purchase 13,000 shares of common stock to each new non-employee director. In addition, each non-employee director will automatically be granted an option to purchase 700 shares of common stock annually. Options granted under the Director Plan become exercisable over a four-year period and expire ten years from the date of grant. At June 30, 1998, total of 40,000 shares of common stock has been reserved for issuance under the Director Plan.

     The fair value of option grants related to the above plans is estimated on the date of grant using the Black-Scholes pricing model with the following assumptions for the years ended June 30, 1998, 1997 and 1996:

                                                     JUNE 30,
                                     -----------------------------------------
                                        1998           1997           1996
                                     -----------    -----------    -----------
Risk-free interest rate............  5.75%          6.02%          6.02%
Expected life......................  3.73 years     3.49 years     3.49 years
Expected volatility................  76.20%         72.62%         72.62%
Dividend yield.....................  --             --             --

     The following is a summary of activity under the stock option plans:

                                                      YEAR ENDED JUNE 30,
                            -----------------------------------------------------------------------
                                    1998                     1997                     1996
                            ---------------------    ---------------------    ---------------------
                                         WEIGHTED                 WEIGHTED                 WEIGHTED
                                         AVERAGE                  AVERAGE                  AVERAGE
                                         EXERCISE                 EXERCISE                 EXERCISE
      STOCK OPTIONS          SHARES       PRICE       SHARES       PRICE       SHARES       PRICE
      -------------         ---------    --------    ---------    --------    ---------    --------
Outstanding at July 1.....  1,027,762     $3.52      1,045,172     $1.91      1,093,884     $0.85
  Granted.................    466,687     $7.75        615,917     $8.16        379,408     $4.52
  Exercised...............   (208,881)    $1.08       (216,642)    $1.41       (384,446)    $1.49
  Canceled................    (72,874)    $6.93       (416,685)    $7.43        (43,674)    $1.96
                            ---------                ---------                ---------
Outstanding at June 30....  1,212,694     $5.46      1,027,762     $3.52      1,045,172     $1.91
                            =========                =========                =========
Exercisable at June 30....    532,043     $3.13        454,390     $1.12        400,194     $0.94
Weighted average fair
  value
  of options granted......                $4.42                    $4.70                    $2.22
Shares available for
  grant...................    130,975                  124,788                  304,020

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

     The following table summarizes information for outstanding and exercisable options at June 30, 1998:

                                      OPTIONS OUTSTANDING                       OPTIONS EXERCISABLE
                       -------------------------------------------------   ------------------------------
                                     WEIGHTED AVERAGE
      RANGE OF           NUMBER         REMAINING       WEIGHTED AVERAGE     NUMBER      WEIGHTED AVERAGE
   EXERCISE PRICES     OUTSTANDING   CONTRACTUAL LIFE    EXERCISE PRICE    OUTSTANDING    EXERCISE PRICE
   ---------------     -----------   ----------------   ----------------   -----------   ----------------
   $0.23 - $ 1.50         382,643          5.88              $ 1.13          349,063          $ 1.10
   $2.25 - $ 6.63         385,068          8.52              $ 6.39          143,441          $ 6.32
   $6.75 - $ 8.50         382,694          9.51              $ 7.78           29,429          $ 8.08
   $8.63 - $15.00          62,289          8.89              $10.33           10,110          $13.45
---------------------   ---------          ----              ------          -------          ------
   $ .23 - $15.00       1,212,694          8.07              $ 5.46          532,043          $ 3.13

  Employee Stock Purchase Plan

     In April 1996, the Company adopted the 1996 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan, as amended, provides for the purchase by employees of up to 123,000 shares of the Company's common stock. The Purchase Plan provides for consecutive, overlapping 24-month offering periods. Each offering period consists of four semi-annual purchase periods and is designed to allow eligible employees to purchase common stock through payroll deductions at a price equal to 85% of the lesser of the fair market value of the Company's common stock on the first day of the applicable offering period or the last day of the respective purchase period. During the years ended June 30, 1998 and 1997, a total of 63,553 and 37,566 shares were purchased, respectively, under the Purchase Plan at prices ranging from $5.31 to $9.35 per share. There were no shares purchased during the year ended June 30, 1996. At June 30, 1998, there were 21,881 shares reserved for issuance under the Purchase Plan (see Note 13).

     The estimated fair value of purchase rights under the Company's Employee Stock Purchase Plan is determined using the Black-Scholes pricing model with the following assumptions for the years ended June 30, 1998 and 1997:

                                                              JUNE 30,
                                                        --------------------
                                                          1998        1997
                                                        --------    --------
Risk-free interest rate...............................  5.54%       5.41%
Expected life.........................................  6 months    6 months
Expected volatility...................................  76.20%      72.62%
Dividend yield........................................  --          --

     For the years ended June 30, 1998 and 1997, the weighted average fair value of purchase rights under the plan was $2.78 and $3.87, respectively.

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

  Pro Forma Compensation Expense

     The Company has adopted the disclosure-only provisions of FAS 123, and accordingly, no compensation expense has been recorded for stock awards based on the fair value method for the years ended June 30, 1998, 1997 and 1996. Had compensation expense for the Company's stock plans been determined based on the fair value methodology, the Company's net loss and net loss per share would have been reported as the following pro forma amounts:

                                                YEAR ENDED JUNE 30,
                                    -------------------------------------------
                                        1998            1997           1996
                                    ------------    ------------    -----------
Net loss -- as reported...........  $(17,498,797)   $(12,865,594)   $(9,369,164)
Net loss -- pro forma.............  $(19,094,636)   $(14,094,538)   $(9,636,827)
Net loss per share -- as
  reported........................  $      (1.81)   $      (1.37)   $     (6.36)
Net loss per share -- pro forma...  $      (1.98)   $      (1.50)   $     (6.55)

     The above pro forma effects on the results of operations may not be representative of the effects for future years as option grants typically vest over several years and additional options are generally granted each year. Furthermore, as FAS 123 applies only to options granted after July 1, 1995, the pro forma effect will not be fully reflected until the year ended June 30, 1999.

  Stockholder Rights Plan

     In April 1997, the board of directors approved a stockholder rights plan and declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock of the Company to holders of record as of April 30, 1997. Each Right will entitle stockholders to purchase 1/1000 of a share of Series A participating preferred stock of the Company (a newly designated series of preferred stock for which each 1/1000 of a share has economic attributes and voting rights equivalent to those of one share of the Company's common stock) at an exercise price of $125. The Rights only become exercisable in certain limited circumstances involving acquisitions of or tender offers for 15% or more of the Company's capital stock by another person or group of persons. For a limited period of time after the announcement of any such acquisition or offer, the Rights are redeemable at a price of $.01 per Right. After becoming exercisable, each Right entitles its holder to purchase for $125 an amount of common stock of the Company, or in certain circumstances, securities of the acquirer, having a then current market value equal to two times the exercise price of the Right. The Rights expire on April 21, 2007.

 5. INCOME TAXES

     Due to operating losses and the inability to recognize an income tax benefit therefrom, there was no provision for income taxes for the years ended June 30, 1998, 1997 and 1996.

     As of June 30, 1998, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $55,600,000 and $11,900,000, respectively. In addition, the Company had research credit carryforwards of approximately $3,300,000. The net operating loss and credit carryforwards described above will expire at various dates beginning in the years 1998 through 2013, if not utilized. Utilization of the net operating losses and credits may be subject to a substantial annual limitation due to the ownership change provisions of the Internal Revenue Code of 1986. The annual limitation may result in the expiration of net operating losses and credits before utilization. The deferred tax asset for capitalized research costs relates to certain research and development project costs that were capitalized for California state tax purposes. These costs were not capitalized on the balance sheet.

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

     Deferred income taxes reflect the net effects of tax carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets were as follows:

                                                            JUNE 30,
                                                  ----------------------------
                                                      1998            1997
                                                  ------------    ------------
Net operating loss carryforwards................  $ 19,300,000    $ 13,400,000
Capitalized research costs......................     2,100,000       1,400,000
Research credit carryforwards...................     2,900,000       2,000,000
Deferred revenue................................     1,200,000       1,100,000
Other...........................................     1,100,000         800,000
                                                  ------------    ------------
  Subtotal......................................    26,600,000      18,700,000
Valuation allowance.............................   (26,600,000)    (18,700,000)
                                                  ------------    ------------
          Total deferred tax asset..............  $         --    $         --
                                                  ============    ============

     The increase in the valuation allowance was approximately $7,900,000 and $5,800,000 for years ended June 30, 1998 and 1997, respectively.

 6. RISKS DUE TO CONCENTRATIONS

  Dependence on Systems

     The Company has been engaged primarily in researching, developing, testing and obtaining regulatory clearances for the catheters and equipment that are components of the Ventricular Tachycardia Ablation System, Arrhythmia Mapping System and Atrial Fibrillation Ablation System. The Company believes that these systems are currently the Company's only significant potential products and these systems will require additional development, clinical trials and regulatory approvals before they can be marketed in the United States and internationally.

     There can be no assurance that the Company's development efforts will be successful or that the systems or any other product developed by the Company will be safe or effective, approved by appropriate regulatory and reimbursement authorities, capable of being manufactured in commercial quantities at acceptable costs or successfully marketed.

  Dependence on Key Suppliers

     The Company purchases certain key components of its products, including a computer workstation, a fluid pump, certain integrated circuit components, flex circuits and biocompatible coatings from sole, single or limited source suppliers. Any significant component supply delay or interruption could require the Company to qualify new sources of supply, if available, and could have a material adverse effect on the Company's ability to manufacture its products.

7. SUPPLEMENTAL CASH FLOW INFORMATION

                                               1998         1997        1996
                                            ----------    --------    --------
Capital lease obligations incurred to
  acquire equipment.......................  $  635,085    $823,885    $176,818
Issuance of note receivable in connection
  with stock option exercise..............  $       --    $     --    $385,000
Cash paid for interest....................  $1,672,205    $143,887    $149,193

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

 8. NOTES RECEIVABLE

     In March 1996, the Company entered into an employment agreement with an officer of the Company pursuant to which it loaned $385,000 to the officer at an annual interest rate of 5.88%. The proceeds of the loan were used to exercise a stock option granted to this officer in January 1996. The loan is due upon the sale of the shares, or any portion thereof, underlying the option up to an amount equal to fifty percent (50%) of the proceeds from such sale. The outstanding balance of the note and accrued interest is due and payable on the earlier of the termination of the officer's employment, or January 2001. In December 1996, the Company loaned $197,450 to the officer at an annual interest rate of 6.40% pursuant to the same employment agreement. The proceeds of the loan were used to pay certain federal and state income taxes related to the above stock option exercise. The loan is due upon the sale of the shares, or any portion thereof, underlying the option up to an amount equal to fifty percent (50%) of the proceeds from such sale. The outstanding balance of the note and accrued interest is due and payable on the earlier of the termination of the officer's employment, or December 2001. In January 1998, the officer repaid to the Company a portion of the $197,450 note, the outstanding balance of which was $164,950 at June 30, 1998. In August 1998, the officer resigned from the Company and became a consultant to the Company pursuant to a consulting agreement. The terms of the consulting agreement provide for a six-month extension of time related to the repayment provisions of both notes.

     The Company has made loans to employees and an officer in connection with their relocation to the Company's geographic area. The aggregate outstanding balance of these loans was $93,000 at June 30, 1998. These full recourse notes, which are unsecured, may be forgiven at the end of four years and are charged to expense in some circumstances. In addition, the Company has made full recourse unsecured loans to a director of the Company in the aggregate amount of $55,000 at June 30, 1998 in connection with the purchase of the Company's stock and certain federal and state income tax obligations arising therefrom.

 9. RELATIONSHIP WITH ARROW INTERNATIONAL, INC.

     The Company entered into an agreement with Arrow International, Inc. (Arrow) whereby the Company sold an aggregate of 606,667 shares of Series F preferred stock (which automatically converted to common stock upon the closing of the Company's initial public offering in June 1996) at $15.00 per share in June 1995 and December 1995 for an aggregate purchase price of approximately $9,100,000. In addition, Arrow acquired distribution and manufacturing rights related to certain of the Company's diagnostic catheter products and the Company received a $3,000,000 prepaid royalty from Arrow in December 1995. This amount was recorded as deferred royalty income and will be amortized to income as the catheter products are manufactured and sold by Arrow. The royalty rate is 5% of the sales price of the related products. For the years ended June 30, 1998 and 1997, the Company recorded royalty income of approximately $20,000 and $50,000, respectively. There was no royalty income recorded during the year ended June 30, 1996.

10. INDUSTRY SEGMENT, CUSTOMER AND GEOGRAPHIC INFORMATION

     The Company operates in a single industry segment with principal manufacturing and distribution operations located in the United States. The Company also operates limited sales and distribution activities through its European subsidiaries, Cardiac Pathways B.V. in The Netherlands, Cardiac Pathways G.m.b.H. in Germany and Cardiac Pathways S.A. in Switzerland (see note
13).

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

     Net sales primarily consist of product sales to three significant distributors located in the United States, Japan and Europe. The relative percentage of net sales for these specific distributors is summarized as follows:

                                                        YEAR ENDED JUNE 30,
                                                      ------------------------
                                                      1998      1997      1996
                                                      ----      ----      ----
Distributor A.......................................   80%       66%       54%
Distributor B.......................................    5%       17%       33%
Distributor C.......................................    3%       13%       13%

     All export and other foreign sales are denominated in U.S. dollars. The following table summarizes net sales including export and other foreign sales to unaffiliated customers by geographic region:

                                                  YEAR ENDED JUNE 30,
                                         --------------------------------------
                                            1998          1997          1996
                                         ----------    ----------    ----------
United States..........................  $  321,491    $  407,377    $  559,723
Japan..................................   1,924,538     1,593,521       908,529
Europe.................................     173,787       407,875       215,855
                                         ----------    ----------    ----------
                                         $2,419,816    $2,408,773    $1,684,107
                                         ==========    ==========    ==========

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

     The following table presents information about the Company's operations located in certain geographical areas:

      YEAR ENDED JUNE 30,            U.S.         EUROPE     ELIMINATIONS    CONSOLIDATED
-------------------------------  ------------    --------    ------------    ------------
1998
Sales to unaffiliated
  customers....................  $  2,057,193    $362,623     $      --      $  2,419,816
Transfers between geographic
  areas........................       220,576          --      (220,576)               --
                                 ------------    --------     ---------      ------------
          Total revenue........  $  2,277,769    $362,623     $(220,576)     $  2,419,816
                                 ============    ========     =========      ============
Operating income (loss)........  $(18,845,430)   $ 18,391     $ (25,964)     $(18,853,003)
Other income...................                                                 1,354,206
                                                                             ------------
Net loss.......................                                              $(17,498,797)
                                                                             ============
Identifiable assets............  $ 30,919,990    $107,081     $ (92,494)     $ 30,934,577
                                 ============    ========     =========      ============
1997
Sales to unaffiliated
  customers....................  $  2,023,798    $384,975     $      --      $  2,408,773
Transfers between geographic
  areas........................       450,669          --      (450,669)               --
                                 ------------    --------     ---------      ------------
          Total revenue........  $  2,474,467    $384,975     $(450,669)     $  2,408,773
                                 ============    ========     =========      ============
Operating income (loss)........  $(14,928,670)   $  5,227     $ (78,730)     $(15,002,173)
Other income...................                                                 2,136,579
                                                                             ------------
Net loss.......................                                              $(12,865,594)
                                                                             ============
Identifiable assets............  $ 46,620,699    $179,815     $(145,260)     $ 46,655,254
                                 ============    ========     =========      ============
1996
Sales to unaffiliated
  customers....................  $  1,317,752    $366,355     $      --      $  1,684,107
Transfers between geographic
  areas........................       263,370          --      (263,370)               --
                                 ------------    --------     ---------      ------------
          Total revenue........  $  1,581,122    $366,355     $(263,370)     $  1,684,107
                                 ============    ========     =========      ============
Operating income (loss)........  $ (9,535,431)   $ 10,927     $      --      $ (9,524,504)
Other income...................                                                   155,340
                                                                             ------------
Net loss.......................                                              $ (9,369,164)
                                                                             ============
Identifiable assets............  $ 57,214,612    $ 57,142     $ (83,860)     $ 57,187,894
                                 ============    ========     =========      ============

11. RELATED PARTY TRANSACTIONS

     During the year ended June 30, 1998, the Company sold approximately $50,000 of research equipment to Conway-Stuart Medical, Inc. ("Conway-Stuart"), a medical device company. Proceeds from the sale of equipment were recorded in other income. There is one director and one officer who is also a director of the Company who has a direct financial interest in Conway-Stuart.

     During the years ended June 30, 1997 and 1996, the Company entered into certain transactions (described below) with Somnus Medical Technologies, Inc. ("Somnus"). There is one officer who is also a director of the Company who has a direct financial interest in Somnus. The Company had a sublease agreement with Somnus for approximately 6,900 square feet. In addition, the Company had a shared services and equipment rental agreement whereby the Company would provide, at the request of Somnus, certain facilities and administrative support services, and would rent certain office furniture and equipment to Somnus on a month-to-month basis. Both agreements terminated on March 31, 1997. For the years ended June 30, 1997 and 1996, the Company recorded rental and related income under the agreements of $96,000 and $22,000, respectively.

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

12. EMPLOYEE BENEFIT PLAN

     The Company has an employee 401(k) salary deferral plan that allows voluntary contributions by all full-time employees. Eligible employees may contribute from 1% to 15% of their respective compensation, subject to statutory limitations, and the Company may match a percentage of employee contributions at the discretion of the Board of Directors. The Company made matching contributions to certain eligible employees in the plan of approximately $38,000, $27,000 and $4,500 for the years ended June 30, 1998, 1997 and 1996, respectively.

13. SUBSEQUENT EVENTS (UNAUDITED)

     In August 1998, the board of directors of the Company approved the termination of the open offering periods for the 1996 Employee Stock Purchase Plan effective as of the next purchase date and the termination of any future offering periods under the 1996 Employee Stock Purchase Plan. In August 1998, the Company's board of directors approved the adoption of the Cardiac Pathways Corporation 1998 Employee Stock Purchase Plan and the initial reservation of 100,000 shares of common stock under the Plan. The 1998 Employee Stock Purchase Plan provides for an annual increase, commencing in 1999, in the number of common stock shares reserved for issuance equal to the lesser of 200,000 shares or 1.5% of the Company's outstanding common stock. The adoption of the 1998 Employee Stock Purchase Plan is subject to stockholder approval.

     In August 1998, the board of directors of the Company approved the adoption the Cardiac Pathways Corporation 1998 Nonstatutory Stock Option Plan under which 400,000 shares of common stock were reserved for issuance.

     In September 1998, the Company dissolved its Swiss subsidiary, Cardiac Pathways S.A. Total revenues, operating income and identifiable assets of Cardiac Pathways S.A. were immaterial to the fiscal 1998 consolidated financial statements. Furthermore, the expenses incurred in connection with the dissolution were insignificant.

     The Company's long-term credit facility with Silicon Valley Bank required the Company to collateralize 105% of the principal balance of the loan in the event of noncompliance with the restrictive covenants of the facility. In late March 1999, as a result of noncompliance with certain financial covenants, the Company fully collateralized its $6.0 million loan obligation to Silicon Valley Bank by pledging $3.0 million of cash and $3.3 million of short-term investments as collateral for the loan. On May 18, 1999, the Company received notice that Silicon Valley Bank was commencing to foreclose upon and take possession of the pledged cash and short-term investments. As of May 20, 1999, Silicon Valley Bank had foreclosed and taken possession of the collateral in satisfaction of the full amounts under the loan.

     On May 21, 1999 the Company signed definitive agreements in connection with a preferred stock financing (the "Financing") that, if closed, would result in a significant infusion of capital into the Company. The investors in the Financing are certain accredited investors, including certain current shareholders of the Company. If the Financing closes, the Company will issue up to a maximum of 40,000 shares of series B preferred stock at a purchase price of $1,000 per share raising up to $40.0 million. Approximately $31.5 million of the Financing is currently committed, subject to the satisfaction of certain closing conditions. Each share of series B preferred stock will initially be convertible into 1,000 shares of the Company's common stock (before the proposed reverse stock split described below). The conversion ratio of the series B preferred stock will be subject to adjustment for price based anti-dilution. The series B preferred stock will be entitled to a cumulative divided of 11% of the purchase price per share per annum, and will have a liquidation preference in certain circumstances equal to the initial purchase price plus accrued but unpaid dividends. If the financing closes, the holders of series B preferred stock will vote on all matters presented to the stockholders on an

                          CARDIAC PATHWAYS CORPORATION

                                 JUNE 30, 1998

as-converted to common stock basis. In addition, certain matters, including a merger or acquisition of the Company, will require the approval of 50% of the holders of series B preferred stock voting as a separated class.

     The existing board of directors of the Company will resign effective upon the closing the Financing. The holders of the series B preferred stock will have the right to nominate three members to the board of directors. The chief executive officer of the Company will also be nominated as a director. The remaining director will be an outside director nominated by a majority of the board of directors. The Company will be required to obtain the consent of the directors nominated by the holders of the series B preferred stock in order to increase the size of the board above five.

     Closing of the Financing is contingent upon the Company obtaining the approval of its stockholders to the terms of the issuance and reservation of shares of capital stock in connection with the Financing. Holders of the Company's common stock who have voting power of approximately 42.5% of the Company's common stock have entered into voting agreements with the Company and the investors in the Financing and have agreed to vote in favor of all matters related to the Financing. In addition, the board of directors has agreed to recommend that the stockholders of the Company approve the issuance and reservation of shares of capital stock in connection with the Financing and all related matters. The Financing is also contingent upon the Company completing a reverse stock split, currently expected to be one for five.

     In connection with the Financing, certain of the investors have agreed to provide bridge financing (the "Bridge Financing") to the Company in the amount of $3.0 million. Such investors also have the option to increase the Bridge Financing to an aggregate of $6.0 million. The convertible bridge notes evidencing the Bridge Financing are convertible into series B preferred stock. In connection with the Bridge Financing, the Company will issue warrants to purchase up to 600 shares of series B preferred stock (convertible into 600,000 shares of common stock), assuming the full $6.0 million of Bridge Financing is advanced. The Bridge Financing is secured by substantially all of the assets of the Company. The Bridge Financing is subject to customary conditions to closing.

     If the Financing does not close, the Company will not have sufficient resources to continue operations in the absence of an alternative transaction. The Company does not believe that any funds would be available for holders of common stock in the event of such a liquidation.

                          CARDIAC PATHWAYS CORPORATION

                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

                                     ASSETS

                                                               MARCH 31,       JUNE 30,
                                                                  1999         1998(1)
                                                              ------------   ------------
Current assets:
  Cash and cash equivalents.................................  $    955,614   $  7,268,877
  Short-term investments....................................     1,208,044     17,248,500
  Accounts receivable, net of allowance for doubtful
     accounts of $40,000 at March 31, 1999 and $16,500 at
     June 30, 1998..........................................     1,369,679        523,455
  Inventories...............................................     1,257,548        668,042
  Prepaid expenses..........................................       297,297        317,549
  Other current assets......................................       320,096        526,193
                                                              ------------   ------------
          Total current assets..............................     5,408,278     26,552,616
Restricted cash equivalents.................................     3,000,000             --
Restricted investments......................................     3,300,000             --
Property and equipment, net.................................     4,399,985      3,632,488
Notes receivable from related parties.......................       234,108        260,477
Deposits and other assets...................................       324,463        488,996
                                                              ------------   ------------
                                                              $ 16,666,834   $ 30,934,577
                                                              ============   ============

                          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................  $    898,467   $  1,079,772
  Accrued compensation and related benefits.................       599,038        601,307
  Accrued clinical expenses.................................     1,044,435      1,144,556
  Other accrued expenses....................................       525,642        654,670
  Current obligations under capital leases..................       408,600        554,806
  Current portion of long-term debt.........................     1,666,667        166,667
                                                              ------------   ------------
          Total current liabilities.........................     5,142,849      4,201,778
Long-term obligations under capital leases..................       405,730        483,586
Deferred royalty income.....................................     2,705,862      2,930,862
Long-term debt, less current portion........................     4,333,333      5,833,333
Commitments
Stockholders' equity:
  Preferred stock, $.001 par value; 5,000,000 shares
     authorized and none issued and outstanding at March 31,
     1999 and June 30, 1998.................................            --             --
  Common stock, $.001 par value; 30,000,000 shares
     authorized; 9,979,084 shares issued and outstanding at
     March 31, 1999 and 9,795,974 at June 30, 1998..........         9,979          9,796
  Additional paid-in capital................................    80,046,394     79,783,779
  Receivable from stockholder...............................      (385,000)      (385,000)
  Accumulated deficit.......................................   (75,366,834)   (61,417,629)
  Deferred compensation.....................................      (225,479)      (505,928)
                                                              ------------   ------------
          Total stockholders' equity........................     4,079,060     17,485,018
                                                              ------------   ------------
                                                              $ 16,666,834   $ 30,934,577
                                                              ============   ============

---------------
(1) Derived from the Company's audited consolidated balance sheet as of June 30, 1998.

                See notes to consolidated financial statements.

                          CARDIAC PATHWAYS CORPORATION

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                   NINE MONTHS ENDED
                                                                       MARCH 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ------------   ------------
Net sales...................................................  $  3,427,277   $  1,659,451
Cost of goods sold..........................................     3,111,677      2,063,366
                                                              ------------   ------------
  Gross margin (deficit)....................................       315,600       (403,915)
Operating expenses:
  Research and development..................................     9,783,331     10,687,922
  Selling, general and administrative.......................     4,669,302      3,000,259
                                                              ------------   ------------
          Total operating expenses..........................    14,452,633     13,688,181
                                                              ------------   ------------
Loss from operations........................................   (14,137,033)   (14,092,096)
Other income (expense):
  Interest income...........................................       652,594      1,483,191
  Interest expense..........................................      (496,620)      (439,089)
  Other, net................................................        31,854         61,082
                                                              ------------   ------------
          Total other income (expense), net.................       187,828      1,105,184
                                                              ------------   ------------
Net loss....................................................  $(13,949,205)  $(12,986,912)
                                                              ============   ============
Net loss per share -- basic and diluted.....................  $      (1.41)  $      (1.35)
                                                              ============   ============
Shares used in computing net loss per share -- basic and
  diluted...................................................     9,909,000      9,603,000
                                                              ============   ============

                See notes to consolidated financial statements.

                          CARDIAC PATHWAYS CORPORATION

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                   NINE MONTHS ENDED
                                                                       MARCH 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss....................................................  $(13,949,205)  $(12,986,912)
Adjustments to reconcile net loss to net cash used in
  operating activities:
  Depreciation and amortization.............................       949,959        970,909
  Amortization of deferred royalty income...................      (225,000)       (18,134)
  Amortization of deferred compensation.....................       146,042        196,927
  Gain on disposal of property and equipment................            --        (30,122)
  Issuance of common stock warrants.........................            --         60,351
  Issuance of nonqualified stock options for services.......         3,811         65,121
Changes in operating assets and liabilities:
  Accounts receivable.......................................      (846,224)      (325,239)
  Inventories...............................................      (589,506)      (117,548)
  Prepaid expenses..........................................        20,252        224,613
  Other current assets......................................       206,097        148,454
  Accounts payable..........................................      (181,305)       (75,734)
  Accrued compensation and related benefits.................        (2,269)        66,381
  Accrued clinical expenses.................................      (100,121)       292,290
  Other accrued expenses....................................      (129,028)       (49,586)
  Interest payable..........................................            --        291,125
                                                              ------------   ------------
Net cash used in operating activities.......................   (14,696,497)   (11,287,104)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of short-term investments.........................    (2,312,448)   (22,658,792)
Maturities and sales of short-term investments..............    18,352,904     35,301,450
Purchases of property and equipment, net....................    (1,491,055)    (1,139,300)
Decrease in notes receivable................................        26,369        141,492
(Increase) decrease in deposits and other assets............       164,533        (83,117)
                                                              ------------   ------------
Net cash provided by investing activities...................    14,740,303     11,561,733
CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under capital lease obligations..........      (450,463)      (716,627)
Amounts held as restricted cash equivalents.................    (3,000,000)            --
Reclassification of restricted short-term investments.......    (3,300,000)            --
Proceeds from sale of common stock..........................       393,394        350,838
Decrease in note receivable from stockholder................            --         10,000
                                                              ------------   ------------
Net cash used in financing activities.......................    (6,357,069)      (355,789)
                                                              ------------   ------------
Net decrease in cash and cash equivalents...................    (6,313,263)       (81,160)
  Cash and cash equivalents at beginning of period..........     7,268,877      5,091,426
                                                              ------------   ------------
  Cash and cash equivalents at end of period................  $    955,614   $  5,010,266
                                                              ============   ============

                See notes to consolidated financial statements.

                          CARDIAC PATHWAYS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 1999
                                  (UNAUDITED)

 1. BASIS OF PRESENTATION

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with the instructions to Form 10-Q and
Article 10 of Regulation S-X. Accordingly, they do not include all of the financial information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     The operating results for the nine month period ended March 31, 1999 are not necessarily indicative of the results that may be expected for the fiscal year ending June 30, 1999. The accompanying consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included elsewhere in this proxy statement.

     The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. On May 21, 1999, the Company signed a definitive agreement with investors for the sale of $31.5 million of the Company's series B convertible preferred stock (with the possibility that the amount could increase up to $40 million) and interim financing, whereby certain of the investors in the financing have provided the Company with interim financing through a bridge loan of $3 million. The issuance of the series B convertible preferred stock is subject to stockholder approval. The bridge loan is secured by substantially all of the Company's assets. If the financing does not close, the Company will not have sufficient resources to continue its operations in the absence of an alternative transaction. These matters raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

 2. CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. All other liquid investments are classified as short-term or restricted investments. At March 31, 1999 and June 30, 1998, all short-term investments were classified as available-for-sale and held-to-maturity. The amortized cost of held-to-maturity securities is adjusted for the amortization of premiums and the accretion of discounts to maturity. Such amortization of premiums and accretion of discounts are included in interest income. Available-for-sale securities are carried at fair value with unrealized gains and losses, net of tax, reported as a separate component of stockholders' equity. To date, the Company has not experienced any significant unrealized gains or losses on available-for-sale securities and, accordingly, no adjustments have been made to stockholders' equity.

     At March 31, 1999, the Company had restricted cash equivalents and investments of $3,000,000 and $3,300,000, respectively, pursuant to a loan agreement with Silicon Valley Bank. The Company is not in compliance with its financial covenants required by the Company's loan agreement under which Silicon Valley Bank may require the Company to collateralize up to 105% of the outstanding principal balance of the loan as long as the Company remains out of compliance with its covenants. The outstanding principal balance of the loan was $6,000,000 as of March 31, 1999. The $6,300,000 pledged amounts are not available to the Company to support its operations or to meet its cash flow requirements.

                          CARDIAC PATHWAYS CORPORATION

                                 MARCH 31, 1999
                                  (UNAUDITED)

     The following is a summary of held-to-maturity and available-for-sale securities at cost, which approximates fair value:

                                                             MARCH 31,      JUNE 30,
                DESCRIPTION (UNRESTRICTED)                      1999          1998
                --------------------------                   ----------    -----------
Held-to-maturity:
  U.S. government agency...................................  $       --    $ 2,996,886
  U.S. corporate obligations...............................          --     10,751,614
Available-for-sale:
  U.S. corporate obligations...............................   1,208,044             --
  Auction rate preferred stock.............................          --      3,500,000
                                                             ----------    -----------
                                                              1,208,044     17,248,500
Amounts classified as cash equivalents.....................          --             --
                                                             ----------    -----------
Amounts included in short-term investments.................  $1,208,044    $17,248,500
                                                             ==========    ===========

                                                              MARCH 31,     JUNE 30,
                  DESCRIPTION (RESTRICTED)                       1999         1998
                  ------------------------                    ----------   -----------
Available-for-sale:
  Certificate of Deposit....................................  $3,000,000   $        --
  U.S. corporate obligations................................   3,300,000            --
                                                              ----------   -----------
                                                               6,300,000            --
Amounts classified as cash equivalents......................   3,000,000            --
                                                              ----------   -----------
Amounts included in restricted investments..................  $3,300,000   $        --
                                                              ==========   ===========

     There were no material realized gains or losses for the nine month periods ending March 31, 1999 and 1998. The cost of securities sold is based on the specific identification method. During the nine months ended March 31, 1999, the Company sold certain of its held-to-maturity securities to meet its liquidity needs. All securities held at March 31, 1999 are classified as available-for-sale.

 3. CONSOLIDATED BALANCE SHEET COMPONENTS

     Certain balance sheet components are as follows:

                                                      MARCH 31,      JUNE 30,
                                                         1999          1998
                                                      ----------    ----------
Inventories:
  Raw materials.....................................  $  598,800    $  432,867
  Work-in-process...................................     476,862       123,052
  Finished goods....................................     181,886       112,123
                                                      ----------    ----------
                                                      $1,257,548    $  668,042
                                                      ==========    ==========
Property and equipment:
  Equipment.........................................  $6,591,431    $5,626,967
  Leasehold improvements............................     422,062       348,610
  Equipment-in-process..............................   2,054,158     1,523,411
                                                      ----------    ----------
                                                       9,067,651     7,498,988
  Less accumulated depreciation and amortization....   4,667,666     3,866,500
                                                      ----------    ----------
                                                      $4,399,985    $3,632,488
                                                      ==========    ==========

                          CARDIAC PATHWAYS CORPORATION

                                 MARCH 31, 1999
                                  (UNAUDITED)

 4. STOCK PLANS

     In August 1998, the board of directors of the Company approved the termination of the open offering periods for the 1996 Employee Stock Purchase Plan effective as of October 31, 1998 and the termination of any future offering periods under the 1996 Employee Stock Purchase Plan. In August 1998, the Company's board of directors approved the adoption of the Cardiac Pathways Corporation 1998 Employee Stock Purchase Plan and the initial reservation of 100,000 shares of common stock under the Plan. The 1998 Employee Stock Purchase Plan provides for an annual increase, commencing as of July 1, 1999, in the number of common stock shares reserved for issuance equal to the lesser of 200,000 shares or 1.5% of the Company's outstanding common stock or such an amount as may be determined by the Company's board of directors. The 1998 Employee Stock Purchase Plan was approved by the stockholders at the 1998 Annual Meeting of Stockholders on November 30, 1998.

     In August 1998, the board of directors of the Company approved the adoption of the Cardiac Pathways Corporation 1998 Nonstatutory Stock Option Plan under which 400,000 shares of common stock were reserved for issuance.

     In October 1998, the board of directors of the Company approved the amendment of the 1991 Stock Plan and 1996 Director Option Plan to increase the number of shares reserved for issuance by 300,000 and 20,000 shares, respectively. These increases were approved by the stockholders at the 1998 Annual Meeting of Stockholders on November 30, 1998.

 5. RECENT PRONOUNCEMENTS

     In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130 (FAS 130), "Reporting Comprehensive Income," which requires the reporting and presentation of comprehensive income and its components in the financial statements. Comprehensive income reflects certain items not reported in measuring net income such as changes in value of available-for-sale securities and foreign currency translation adjustments. The Company has adopted FAS 130 as of the first quarter of fiscal 1999. FAS 130 establishes new rules for the reporting and display of comprehensive income and its components, however it has no impact on the Company's net income or total stockholder's equity.

     In June 1997, the FASB issued Statement of Financial Accounting Standards No. 131 (FAS 131), "Disclosures about Segments of an Enterprise and Related Information" which supersedes the current segment reporting requirements of Statement of Financial Accounting Standards No. 14 (FAS 14), "Financial Reporting for Segments of a Business Enterprise," as amended. FAS 131 requires the reporting of certain financial and other disclosures related to the Company's operating segments which are identified using a "management approach." Operating segments are revenue-producing components of the business for which separate financial information is produced internally and are subject to evaluation by the chief operating decision maker in the resource allocation process. FAS 131 will become effective for the Company's year ending June 30, 1999.

     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133 (FAS 133), "Accounting for Derivative Instruments and Hedging Activities" which is required to be adopted in years beginning after June 15, 1999. The Company has not in the past and does not anticipate in the future using derivative instruments, and the Company does not expect that the adoption of FAS 133 will have a significant impact on its financial condition or results of operations.

 6. RECENT DEVELOPMENTS

     The Company's long-term credit facility with Silicon Valley Bank required the Company to collateralize 105% of the principal balance of the loan in the event of noncompliance with the restrictive covenants of the facility. In late March 1999, as a result of noncompliance with certain financial covenants, the Company fully

                          CARDIAC PATHWAYS CORPORATION

                                 MARCH 31, 1999
                                  (UNAUDITED)

collateralized its $6.0 million loan obligation to Silicon Valley Bank by pledging $3.0 million of cash and $3.3 million of short-term investments as collateral for the loan. On May 18, 1999, the Company received notice that Silicon Valley Bank was commencing to foreclose upon and take possession of the pledged cash and short-term investments. As of May 20, 1999, Silicon Valley Bank had foreclosed and taken possession of the collateral in satisfaction of the full amounts under the loan.

     On May 21, 1999 the Company signed definitive agreements in connection with a preferred stock financing (the "Financing") that, if closed, would result in a significant infusion of capital into the Company. The investors in the Financing are certain accredited investors, including certain current shareholders of the Company. If the Financing closes, the Company will issue up to a maximum of 40,000 shares of series B preferred stock at a purchase price of $1,000 per share raising up to $40.0 million (excluding the issuance of warrants to purchase Series B preferred in connection with the Bridge Financing described below). Approximately $31.5 million of the Financing is currently committed, subject to the satisfaction of certain closing conditions. Each share of series B preferred stock will initially be convertible into 1,000 shares of the Company's common stock (before the proposed reverse stock split described below). The conversion ratio of the series B preferred stock will be subject to adjustment for price based anti-dilution. The series B preferred stock will be entitled to a cumulative divided of 11% of the purchase price per share per annum, and will have a liquidation preference in certain circumstances equal to the initial purchase price plus accrued but unpaid dividends. If the financing closes, the holders of series B preferred stock will vote on all matters presented to the stockholders on an as-converted to common stock basis. In addition, certain matters, including a merger or acquisition of the Company, will require the approval of 50% of the holders of series B preferred stock voting as a separated class.

     The existing board of directors of the Company will resign effective upon the closing the Financing. The holders of the series B preferred stock will have the right to nominate three members to the board of directors. The chief executive officer of the Company will also be nominated as a director. The remaining director will be an outside director nominated by a majority of the board of directors. The Company will be required to obtain the consent of the directors nominated by the holders of the series B preferred stock in order to increase the size of the board above five.

     Closing of the Financing is contingent upon the Company obtaining the approval of its stockholders to the terms of the issuance and reservation of shares of capital stock in connection with the Financing. Holders of the Company's common stock who have voting power of approximately 42.5% of the Company's common stock have entered into voting agreements with the Company and the investors in the Financing and have agreed to vote in favor of all matters related to the Financing. In addition, the board of directors has agreed to recommend that the stockholders of the Company approve the issuance and reservation of shares of capital stock in connection with the Financing and all related matters. The Financing is also contingent upon the Company completing a reverse stock split, currently expected to be one for five.

     In connection with the Financing, certain of the investors have agreed to provide bridge financing (the "Bridge Financing") to the Company in the amount of $3.0 million. Such investors also have the option to increase the Bridge Financing to an aggregate of $6.0 million. The convertible bridge notes evidencing the Bridge Financing and the interest accrued thereon are convertible into series B preferred stock. In connection with the Bridge Financing, the Company will issue warrants to purchase up to 600 shares of series B preferred stock (convertible into 600,000 shares of common stock), assuming the full $6.0 million of Bridge Financing is advanced. The Bridge Financing is secured by substantially all of the assets of the Company. The Bridge Financing is subject to customary conditions to closing.

     If the Financing does not close, the Company will not have sufficient resources to continue operations in the absence of an alternative transaction. The Company does not believe that any funds would be available for holders of common stock in the event of such a liquidation.

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS

                                                                ADDITIONS
                                                 BALANCE AT     CHARGED TO                  BALANCE AT
                                                BEGINNING OF    COSTS AND                     END OF
                 DESCRIPTIONS                      PERIOD        EXPENSES     DEDUCTIONS      PERIOD
                 ------------                   ------------    ----------    ----------    ----------
Allowance for Doubtful Accounts:
  June 30, 1996...............................     $9,500         $2,000       $(2,000)      $ 9,500
  June 30, 1997...............................      9,500             --            --         9,500
  June 30, 1998...............................      9,500          7,000            --        16,500

                                                                      APPENDIX A

                          CARDIAC PATHWAYS CORPORATION
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                                  MAY 20, 1999

                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
 1.   Sale of Stock......................................................     A-1
 2.   Closing Date.......................................................     A-1
 3.   Delivery...........................................................     A-2
 4.   Representations and Warranties of the Company......................     A-2
      (a)    Corporate Power.............................................     A-2
      (b)    Authorization...............................................     A-2
      (c)    Capital Structure...........................................     A-3
      (d)    Valid Issuance of Stock.....................................     A-3
      (e)    No Conflict; Required Filings and Consents..................     A-4
      (f)    Litigation..................................................     A-4
      (g)    Charter Documents; Subsidiaries.............................     A-4
      (h)    Absence of Certain Developments.............................     A-4
      (i)    Absence of Undisclosed Liabilities..........................     A-5
      (j)    Non-Contravention...........................................     A-5
      (k)    Filings.....................................................     A-5
      (l)    Employee Matters and Benefit Plans..........................     A-6
      (m)    Labor Matters...............................................     A-8
      (n)    Title to Property...........................................     A-8
      (o)    Taxes.......................................................     A-8
      (p)    Compliance with Laws........................................     A-9
      (q)    Environmental Matters.......................................     A-9
      (r)    Intellectual Property.......................................    A-10
      (s)    Personnel...................................................    A-10
      (t)    Year 2000 Compliance........................................    A-10
      (u)    No Brokers..................................................    A-10
      (v)    Chief Executive Officer.....................................    A-10
      (w)    Registration Rights.........................................    A-10
      (x)    Permits.....................................................    A-11
      (y)    Royalties...................................................    A-11
      (z)    Real Property Holding Corporation...........................    A-11
      (aa)   Investment Company Act......................................    A-11
      (bb)   Qualified Small Business....................................    A-11
      (cc)   Small Business Concern......................................    A-11
      (dd)   Broker's or Finder's Fee....................................    A-11
      (ee)   Vote Required...............................................    A-11
 5.   Representations and Warranties of the Purchasers...................    A-11
      (a)    Corporate Power.............................................    A-11
      (b)    Authorization...............................................    A-11
      (c)    Governmental Approvals......................................    A-12
      (d)    Non-Contravention...........................................    A-12
      (e)    Risk Factors................................................    A-12
      (f)    No Brokers..................................................    A-12

                                                                             PAGE
                                                                             ----
      Compliance with Securities Laws and Restrictions on Transfer of
 6.   Securities.........................................................    A-13
             Additional Representations and Warranties and Agreements of
      (a)    Each Purchaser..............................................    A-13
      (b)    Agreement Not to Transfer...................................    A-14
      (c)    Stop Transfer Orders........................................    A-14
      (d)    Compliance with Section 6...................................    A-14
 7.   Additional Covenants of the Purchasers Regarding Securities........    A-14
      (a)    Forms 13D or 13G............................................    A-14
      (b)    Insider Trading Policy; Short Sales.........................    A-14
      (c)    Material Confidential Information...........................    A-15
      (d)    Reporting Obligations Pursuant to Section 16................    A-15
 8.   Additional Covenants of the Company................................    A-16
      (a)    Inspection..................................................    A-16
      (b)    Board of Directors..........................................    A-16
      (c)    Right of First Offer........................................    A-16
      (d)    Sonometrics License.........................................    A-18
      (e)    Chief Executive Officer.....................................    A-18
      (f)    Reverse Stock Split; Bylaws.................................    A-18
      (g)    Reservation of Common Stock.................................    A-18
      (h)    Proprietary Information and Inventions Agreement............    A-18
      (i)    Qualified Small Business....................................    A-18
      (j)    Small Business Administration Matters.......................    A-18
      (k)    Regulatory Compliance Cooperation...........................    A-19
      (l)    Proxy Statement.............................................    A-19
      (m)    Stockholder Approvals; Recommendations......................    A-20
      (n)    Notices of Certain Events...................................    A-20
      (o)    Efforts.....................................................    A-21
      (p)    No Solicitation.............................................    A-21
 9.   Closing Conditions.................................................    A-22
      (a)    Conditions to Purchaser's Obligations at the Closing........    A-22
      (b)    Conditions to Company's Obligations at the Closing..........    A-24
10.   General Provisions.................................................    A-24
      (a)    Notices.....................................................    A-24
      (b)    Governing Law...............................................    A-25
      (c)    Amendments..................................................    A-25
      (d)    Assignment..................................................    A-26
      (e)    Expenses....................................................    A-26
      (f)    Counterparts................................................    A-26
      (g)    Entire Agreement............................................    A-26
      (h)    Titles......................................................    A-26
      (i)    Termination.................................................    A-26
      (j)    Effect of Termination.......................................    A-27

      EXHIBITS
      A.     CERTIFICATE OF DESIGNATION..................................    A-31
      C.     REGISTRATION RIGHTS AGREEMENT...............................    A-43
      D.     VOTING AGREEMENT............................................    A-57

                          CARDIAC PATHWAYS CORPORATION

            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     THIS CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made as of May 20, 1999 between Cardiac Pathways Corporation, a Delaware corporation having its principal executive office at 995 Benecia Avenue, Sunnyvale, California 94086 (the "Company"), and the purchasers listed on Schedule A hereto, each of which is herein referred to as a "PURCHASER" and collectively, the "PURCHASERS".

                                    RECITALS

     A. The parties desire that the Purchasers make an equity investment of between $25,000,000 and $40,000,000 in the Company pursuant to the terms and conditions of this Agreement.

     B. The shares of Series B Convertible Preferred Stock issued to the Purchasers pursuant to this Agreement shall have registration rights and other rights as evidenced by the Registration Rights Agreement in the form attached hereto as Exhibit C (the "RIGHTS AGREEMENT").

     C. In order to induce the Purchasers to enter into this Agreement, certain directors, certain officers, and certain stockholders of the Company have entered into a voting agreement in the form attached hereto as Exhibit D (the "VOTING AGREEMENT") with the Company, pursuant to which they have agreed to vote to approve the transaction contemplated hereunder.

     D. In partial consideration of the Purchasers' investment in the Company, three nominees of the Purchasers shall be elected to the Board of Directors of the Company pursuant to the terms and conditions set forth in the Rights Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises set forth in this Agreement, the parties agree as follows:

     1. Sale of Stock.

     (a) The Company hereby agrees to sell to the Purchasers or their designees, and the Purchasers or their designees hereby agree to purchase from the Company in the amounts listed on Schedule A hereto, which are inclusive of any Shares (as defined below) issued upon cancellation of notes issued by the Company to the Purchasers, for aggregate consideration of between $25.0 and $40.0 million, up to 40,000 shares of the Company's Series B Convertible Preferred Stock (the "SHARES") at the per share purchase price (the "PER SHARE PURCHASE PRICE") equal to 1,000 times the lower of (i) $1.00 or (ii) average trading price of the Company's common stock (the "COMMON STOCK") on the five (5) trading days immediately prior to the date of the public announcement of this private placement, as reported on the Nasdaq National Market. Additional Purchasers may be added to Schedule A after the date of this Agreement at the sole discretion of the majority in interest of the Purchasers as set forth on Schedule A.

     (b) The Shares shall have the respective rights, preferences and privileges set forth in a certificate of designation attached hereto as Exhibit A (the "CERTIFICATE OF DESIGNATION"), which shall be approved by the Purchasers and filed on or prior to the Closing Date (as defined below) by the Company with the Secretary of State of Delaware.

     2. Closing Date. The closing of the purchase and sale of the Shares hereunder (the "CLOSING") will take place, upon the satisfaction of the conditions to closing set forth in Section 9 hereof, at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California, as soon as practicable but in any event, subject to applicable law, no later than the earlier to occur of five (5) business days after the last of the conditions set forth in Section 9 hereof have been satisfied or October 31, 1999. The date of the Closing is hereinafter referred to as the "Closing Date."

     3. Delivery. At the Closing, the Company will deliver a certificate registered in each Purchaser's name representing the Shares to be purchased by such Purchaser. Such delivery shall be against payment of the purchase price therefor or by cancellation of notes delivered by the Purchasers to the Company, or a combination of each of the foregoing, in an amount equal to the product of the number of Shares and the Per Share Purchase Price (the "PURCHASE PRICE") by wire transfer to the Company's bank account at:

        Bank Name:       Citibank
        Bank Address:    111 Wall Street
                         New York, NY 10005
        Contact:         David L. Hayes (415-576-2148)
        ABA#:            021000089
        Account Name:    Morgan Stanley
        Account Number:  #3889-0774
                         FBO CPC #14-78247

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows, except as set forth on a Disclosure Schedule (the "DISCLOSURE SCHEDULE") attached hereto as Exhibit B and furnished to each Purchaser, which exceptions shall be deemed to be representations and warranties as if made hereunder

     (a) Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction where failure to qualify would not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of this Agreement, the Voting Agreement or the Rights Agreement in any material respect, (ii) have or result in a Material Adverse Effect on the results of operations, assets, prospects or financial condition of the Company, taken as a whole or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Agreement, the Voting Agreement or the Rights Agreement (any of (i), (ii) or (iii), being a "MATERIAL ADVERSE EFFECT"). The Company has full corporate power and authority to own its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby.

     (b) Authorization. The Company has full corporate power to execute, deliver and perform this Agreement, the Voting Agreement and the Rights Agreement, and each such agreement has been duly executed and delivered by the Company and is the legal, valid and, assuming due execution by the Purchaser, binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles. The execution, delivery and performance by the Company of this Agreement, the Voting Agreement and the Rights Agreement, including the issuance (or reservation for issuance), sale and delivery of the Shares contemplated by Section 1 hereof and the Common Stock issuable upon conversion thereof, have been duly authorized by all necessary corporate action on the part of the Company, its officers, directors and stockholders; provided, however, that the Company makes no representation or warranty as to the enforceability of the indemnification and contribution provisions of Section 5 of the Rights Agreement to the extent that the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions. The Board of Directors of the Company (at a meeting duly called and held) has (a) determined that the sale of the Shares is advisable and fair and in the best interests of the Company and its stockholders, and (b) recommended the approval and adoption of this Agreement and approval of the sale of the Shares by the stockholders and directed that this Agreement and the sale of the Shares by submitted for consideration by the Company's stockholders. The Board of Directors of the Company has taken all action necessary to render inapplicable, as it relates to Purchasers, the provisions of Section 203 of the Delaware General Corporation Law (the "DGCL"). No other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (other than, in the case of this Agreement, the approval of the sale of the Shares by the holders of at least a majority of the Common Stock voting at the meeting held to consider sale of the Shares).

     (c) Capital Structure.

          (i) The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Preferred Stock, $.001 par value per share, of which 30,000 shares have been designated Series A Participating Preferred Stock, 50,000 shares have been designated Series B Convertible Preferred Stock and 4,920,000 are undesignated. As of the date hereof, (i) 10,038,578 shares of Common Stock, all of which are validly issued, fully paid and nonassessable, no shares of Series A Participating Preferred Stock and no shares of Series B Convertible Preferred Stock were issued and outstanding; (ii) no shares were held in treasury by the Company or by any subsidiaries of the Company;
     (iii) 2,866,629 shares of Common Stock were reserved for issuance under the Company's stock plans (including (A) 1,442,440 shares of Common Stock reserved for issuance under the 1991 Stock Option Plan, 1,067,591 shares of which were subject to outstanding options and 374,849 of which were reserved for future grants, (B) 60,000 shares of Common Stock were reserved for issuance under the 1996 Director Option Plan, 33,000 shares of which were subject to outstanding options and 27,000 of which were reserved for future grants, (C) 400,000 shares of Common Stock were reserved for issuance under the 1998 Non-Statutory Stock Option Plan, 143,818 of which were subject to outstanding options and 256,182 shares of which were available for future grants, (D) 920,506 shares of Common Stock were reserved for issuance under the 1998 Employee Stock Purchase Plan, 40,506 shares of which were available for future purchase in fiscal 1999 and 880,000 of which may be purchased in maximum amounts of 200,000 shares per fiscal year commencing July 1, 1999 and (E) 43,683 shares were subject to an outstanding nonstatutory option granted outside of the plans); collectively the Company's "STOCK PLANS;" and (iv) 143,141 shares of Common Stock and related Preferred Stock Purchase Rights were subject to outstanding warrants to purchase such shares. All shares of the Company's Common Stock subject to issuance as specified above, on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of the Company's capital stock or the capital stock of any of the Company's subsidiaries or make any investment (in the form of a loan, capital contribution or otherwise) in any such subsidiary or any other entity other than as contemplated by this Agreement. All of the outstanding shares of capital stock of each subsidiary of the Company are duly authorized, validly issued, fully paid and nonassessable, and all such shares (other than directors' qualifying shares) are owned by the Company or another subsidiary of the Company free and clear of all security interests, liens, claims, pledges, agreements, limitations on the Company's voting rights, charges or other encumbrances of any nature. The Common Stock is quoted on the Nasdaq National Market.

          (ii) Except as set forth in Section 4(c)(i), there are no equity securities of any class of capital stock of the Company, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding. Except as set forth in Section 4(c)(i), there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which the Company or any of its subsidiaries is a party or by which it is bound obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of the Company or any of its subsidiaries to grant or enter into any such warrant, equity security, call, right, commitment or agreement, and except for the transactions contemplated by this Agreement, the Voting Agreement and the Rights Agreement, there are no voting trusts, proxies or other agreements or understandings with respect to the shares of capital stock of the Company to which the Company is a party.

     (d) Valid Issuance of Stock. The Shares will be duly authorized, validly issued, fully paid and non-assessable and, based in part upon the representations of the Purchaser in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Shares (the "CONVERSION SHARES") has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Designation, will be duly and validly issued and fully paid and nonassessable. The Shares and the Conversion Shares will be free of restrictions on transfer other than the restrictions in this Agreement and the Rights Agreement and under applicable state and/or federal securities laws, and will not be subject to any preemptive or other similar rights or any liens or encumbrances (other than any liens or encumbrances created by the Purchasers).

     (e) No Conflict; Required Filings and Consents.

          (i) The execution and delivery of this Agreement, the Voting Agreement and the Rights Agreement by the Company do not, and the performance of this Agreement, the Voting Agreement and the Rights Agreement by the Company shall not, (i) conflict with or violate the Amended and Restated Certificate of Incorporation (the "CERTIFICATE OF INCORPORATION"), the Certificate of Designation, the Company's Bylaws, as amended (the "BYLAWS") or equivalent organizational documents of the Company or any of its subsidiaries, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which it or their respective properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company's or any such subsidiary's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its or any of their respective properties are bound or affected, except for any such breaches, defaults or other occurrences that do not have or result in, individually or in the aggregate, a Material Adverse Effect.

          (ii) The execution and delivery of this Agreement, the Voting Agreement and the Rights Agreement by the Company do not, and the performance of this Agreement, the Voting Agreement and the Rights Agreement by the Company shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Securities Act, the Exchange Act, state securities laws, the rules and regulations of the Nasdaq National Market and the consent of a majority of the holders of the Common Stock of the Company subject to that certain Shareholder Rights Agreement dated as of June 13, 1995.

     (f) Litigation. There is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company that either (i) adversely affects or challenges the legality, validity or enforceability of this Agreement, the Voting Agreement or the Rights Agreement or (ii) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

     (g) Charter Documents; Subsidiaries. Except for Cardiac Pathways B.V., a corporation organized under the laws of the Netherlands, and Cardiac Pathways G.m.b.H., a corporation organized under the laws of Germany, the Company has no active subsidiaries and does not otherwise directly or indirectly control any other business entity. The Company has furnished counsel to the Purchasers with true, correct and complete copies of its Amended and Restated Certificate of Incorporation and Bylaws, together with any amendments thereto as of the date hereof and the charter documents of each of its subsidiaries. Each of the Company's subsidiaries is duly organized and existing under the laws of its jurisdiction of organization and is in good standing under such laws. None of the Company's subsidiaries owns or leases property or engages in any activity in any jurisdiction that might require its qualification to do business as a foreign corporation and in which the failure so to qualify would have a Material Adverse Effect.

     (h) Absence of Certain Developments. Since the date of its most recent report filed with the Commission pursuant to the Securities and Exchange Act of 1934, as amended from time to time (such act, together with the rules and regulations promulgated thereunder, the "EXCHANGE ACT," and such report, the "CURRENT SEC FILING"), except as disclosed therein, there has been no (i) change in the condition, financial or otherwise, of the Company or its assets, liabilities, properties, business, operations, intellectual property rights owned or controlled by it, or prospects generally that would, individually or in the aggregate, have a Material Adverse Effect; (ii) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Company, or (iii) loss, destruction or damage to any property of the Company, whether or not insured, which has or may have a Material Adverse Effect.

     (i) Absence of Undisclosed Liabilities. Except as and to the extent reflected or stated in the Current SEC Filing, there has been no:

          (i) Material accrued or contingent liability of a type required to be reflected on a balance sheet in accordance with generally accepted accounting principles or described in the footnotes thereto.

          (ii) Resignation or termination of any key officers in the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

          (iii) Material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (iv) Damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

          (v) Waiver by the Company of a valuable right or of a material debt owed to it;

          (vi) Direct or indirect loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

          (vii) Material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

          (viii) Declaration or payment of any dividend or other distribution of the assets of the Company;

          (ix) Labor organization activity;

          (x) Debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

          (xi) Sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (xii) Change in any material agreement to which the Company is a party or by which it is bound which has had a Material Adverse Effect; or

          (xiii) Any other event or condition of any character that, either individually or cumulatively, has had a Material Adverse Effect.

     (j) Non-Contravention. The execution, delivery and performance by the Company of this Agreement, the Voting Agreement and the Rights Agreement do not and will not (i) contravene or conflict with the Amended and Restated Certificate of Incorporation, the Certificate of Designation or Bylaws of the Company, or (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company or its property, or result in a breach of or constitute a default under any material agreement of the Company (whether upon notice or passage of time) binding upon or applicable to it or its property, in any manner which would materially and adversely affect the Purchasers' rights or their ability to realize the intended benefits under this Agreement, the Voting Agreement or the Rights Agreement.

     (k) Filings.

          (i) The Company has filed in a timely manner, and has delivered to the Purchasers copies of, the following reports required to be filed with the Commission under the Exchange Act: (1) the Company's quarterly report on Form 10-Q for the quarter ended December 31, 1998 filed with the Commission on February 16, 1999 and (2) the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998 filed with Commission on September 25, 1998 (collectively the "SEC REPORTS"). As of its filing date, (i) each such report complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, (ii) no such report or statement filed pursuant to the Exchange Act contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of the Company's subsidiaries is required to file any forms, reports or other documents with the Commission.

          (ii) Each of the consolidated financial statements (including in each case any related notes) contained in the SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the Commission with respect thereto, was prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q and the rules and regulations promulgated by the Commission), and fairly presented the consolidated financial position of the Company and its subsidiaries as of the respective dates and the consolidated results of operations and statements of cash flows for the periods indicated, except that the unaudited interim financial statements were subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

     (l) Employee Matters and Benefit Plans.

          (i) Definitions. The following terms shall have the meanings set forth below:

             (1) "Affiliate," as used in this section shall mean any other person or entity under common control with the Company within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "CODE"), and regulations thereunder;

             (2) "Company Employee Plan" shall refer to any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether formal or informal, funded or unfunded, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1978, as amended ("ERISA"), which is or has been maintained, contributed to, or required to be contributed to, by the Company or any Affiliate for the benefit of any "Company Employee" (as defined below), and pursuant to which the Company or any Affiliate has or may have any material liability contingent or otherwise;

             (3) "Company Employee" shall mean any current, former, or retired employee, officer, or director of the Company or any Affiliate;

             (4) "Company Employee Agreement" shall refer to each management, employment, severance, consulting, relocation, repatriation, expatriation, visa, work permit or similar agreement or contact between the Company or any Affiliates and any Company Employee or consultant; and

             (5) "Company Pension Plan" shall refer to each Company Employee Plan which is an "employee pension benefit plan," within the meaning of
        Section 3(2) of ERISA.

          (ii) Schedule. The Company does not have any plan or commitment to establish any new Company Employee Plan or Company Employee Agreement, to modify any Company Employee Plan or Company Employee Agreement (except to the extent required by law or to conform any such Company Employee Plan or Company Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to the Purchasers in writing, or as required by this Agreement), or to enter into any Company Employee Plan or Company Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

          (iii) Documents. The Company has provided to the Purchasers (i) correct and complete copies of all documents embodying or relating to each Company Employee Plan and each Company Employee Agreement including all amendments thereto and written interpretations thereof, (ii) the most recent annual actuarial valuations, if any, prepared for each Company Employee Plan; (iii) the three most recent annual reports (Series 5500 and all schedules thereto), if any, required under ERISA or the Code in connection with each Company Employee Plan or related trust; (iv) if any Company Employee Plan is funded, the most recent annual and periodic accounting of Company Employee Plan assets; (v) the most recent summary plan description together with the most recent summary of material modifications, if any, required under ERISA with respect to each Company Employee Plan; (vi) all IRS determination letters and rulings relating to Company Employee Plans and copies of all applications and correspondence to or from the Internal Revenue Service (the "IRS") or the Department of Labor (the "DOL") with respect to any Company Employee Plan; (vii) all communications material to any Company Employee or Company Employees relating to any Company Employee Plan and any proposed Company Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to the Company; and (viii) all registration statements and prospectuses prepared in connection with each Company Employee Plan.

          (iv) Company Employee Plan Compliance. (i) The Company has performed in all material respects all obligations required to be performed by it under each Company Employee Plan and each Company Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code; (ii) to the Company's knowledge no "prohibited transaction," within the meaning of
     Section 4975 of the Code or Section 406 of ERISA, has occurred with respect to any Company Employee Plan; (iii) there are no actions, suits or claims pending, or, to the knowledge of the Company, threatened or anticipated (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan; (iv) each Company Employee Plan can be amended, terminated or otherwise discontinued after the closing in accordance with its terms, without liability to the Company or any Affiliates (other than ordinary administration expenses typically incurred in a termination event); (v) there are no inquiries or proceedings pending or, to the knowledge of the Company or any Affiliates, threatened by the IRS or DOL with respect to any Company Employee Plan; and (vi) to the Company's knowledge neither the Company nor any Affiliate is subject to any penalty or tax with respect to any Company Employee Plan under Section 402(i) of ERISA or Section 4975 through 4980 of the Code.

          (v) Company Pension Plans. The Company does not now, nor has it ever, maintained, established, sponsored, participated in, or contributed to, any Company Pension Plan which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

          (vi) Multiemployer Plans. At no time has the Company contributed to or been requested to contribute to any Multiemployer Plan.

          (vii) No Post-Employment Obligations. No Company Employee Plan provides, or has any liability to provide, life insurance, medical or other employee benefits to any Company Employee upon his or her retirement or termination of employment for any reason, except as may be required by statute, and the Company has never represented, promised or contracted (whether in oral or written form) to any Company Employee (either individually or to Company Employees as a group) that such Company Employee(s) would be provided with life insurance, medical or other employee welfare benefits upon their retirement or termination of employment, except to the extent required by statute.

          (viii) Effect of Transaction.

             (1) The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan, Company Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Company Employee.

          (ix) Employment Matters. The Company and each of its subsidiaries (i) is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, in each location in which the Company or any of its subsidiaries employs persons; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Company Employees; (iii) is not liable for any material arrears of wages or any material taxes or any material penalty for failure to comply with any of the foregoing; and (iv) is not liable for any material payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Company Employees (other than routine payments to be made in the normal course of business and consistent with past practice).

          (x) Violations. To the Company's knowledge, no employee of the Company has violated any employment contract, patent disclosure agreement or non competition agreement between such employee and any former employer of such employee due to such employee being employed by the Company and disclosing to the Company trade secrets or proprietary information of such employer. The Company is not, and has never been, a party to any collective bargaining agreement. The Company and its subsidiaries are in compliance in all material respects with all applicable laws regarding employment practices, terms and conditions of employment, and wages and hours (including, without limitation, ERISA, the Worker Adjustment and Retaining Notification Act or any similar state or local law).

     (m) Labor Matters. (i) There are no controversies pending or, to the best knowledge of each of the Company and its respective subsidiaries, threatened, between the Company or any of its subsidiaries and any of their respective employees, which controversies have or could reasonably be expected to have a Material Adverse Effect; (ii) as of the date of this Agreement, neither the Company nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or its subsidiaries nor does the Company or its subsidiaries know of any activities or proceedings of any labor union to organize any such employees (A) as of the date of this Agreement and (B) which, as of the Closing, have or could reasonably be expected to have a Material Adverse Effect; and (iii) as of the date of this Agreement, neither the Company nor any of its subsidiaries has any knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of the Company or any of its subsidiaries (A) as of the date of this Agreement and (B) which, as of the closing, have or could reasonably be expected to have a Material Adverse Effect.

     (n) Title to Property. The Company owns no material real property. The Company and each of its subsidiaries have good and defensible title to all of their material properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and all leases pursuant to which the Company or any of its subsidiaries lease from others material amounts of real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default (or any event which with notice or lapse of time, or both, would constitute a material default and in respect of which the Company or its subsidiary has not taken adequate steps to prevent such default from occurring) except where the lack of such good standing, validity and effectiveness or the existence of such default or event of default could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All the plants, structures and equipment of the Company and its subsidiaries, except such as may be under construction, are in good operating condition and repair, except where the failure of such plants, structures and equipment to be in such good operating condition and repair could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (o) Taxes. The Company and each of its subsidiaries, and any consolidated, combined, unitary or aggregate group for tax purposes of which the Company or any of its subsidiaries is or has been a member, have timely filed all tax returns required to be filed by them and have paid all taxes shown thereon to be due. These returns and reports are true and complete in all material respects. The Company has paid all taxes and other assessments due. The Company has provided adequate accruals in accordance with generally accepted accounting principles in its financial statements for any taxes that have not been paid, whether or not shown as being due on any tax returns. There is (i) no material claim for taxes that is a lien against the property of the Company or any of its subsidiaries or is being asserted against the Company or any of its subsidiaries other than liens for taxes not yet due and payable, (ii) no audit of any tax return of the Company or any of its subsidiaries being conducted by a tax authority, (iii) no extension of the statute of limitations on the assessment of any taxes granted by the Company or any of its subsidiaries and currently in effect, and (iv) no agreement, contract or arrangement to which the Company or any of its subsidiaries is a party that may result in the payment of any amount that would not be deductible by reason of Sections 162(m), 280G or 404 of the Code. Neither the Company nor any of its subsidiaries has ever been a member of any combined, controlled, consolidated or affiliated group (other than the group of which the Company is the parent) for tax purposes. Neither the Company nor any of its subsidiaries is a party to any tax sharing or tax allocation agreement nor does the Company or any of its subsidiaries owe any amount under any such agreement. Neither the Company nor any of its subsidiaries has been at any time, a "United States real property holding corporation" with the meaning of Section 897(c)(2) of the Code.

     (p) Compliance with Laws. Except with respect to environmental matters (which are covered by Section 4(q) below), the Company and its Subsidiaries are, and at all times since January 1, 1996 have been, in compliance with all applicable laws, regulations, orders, judgments and decrees, except where the failure to so comply would not have a Material Adverse Effect on the condition of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its subsidiaries has received any notice or other communication from any governmental entity or other person regarding any actual or possible material violation of, or material failure to comply with, any law, regulation, order, judgment or decree.

     (q) Environmental Matters.

          (i) Hazardous Material. Except as would result in any material liability to the Company under Environmental Laws (as defined below), no underground storage tanks and no amount of any substance that has been designated by any Governmental Entity or by applicable Environmental Laws to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to Environmental Laws, but excluding office and janitorial supplies maintained in accordance with Environmental Laws (a "HAZARDOUS MATERIAL") are present, as a result of the actions of the Company or any of its subsidiaries or any affiliate of the Company, or, to the Company's knowledge, as a result of any action of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company or any of its subsidiaries has at any time owned, operated, occupied or leased. For the purposes of this Agreement, "ENVIRONMENTAL LAWS" shall mean all federal, state, local and foreign laws, ordinances, treaties, rules, regulations, guidelines and permit conditions relating to contamination, pollution or the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to Hazardous Materials Activities (as hereinafter defined) or emissions, discharges, releases or threatened releases of Hazardous Materials.

          (ii) Hazardous Materials Activities. Neither the Company nor any of its subsidiaries has (i) transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of Environmental Laws, or (ii) disposed of, transported, sold, used, released, exposed its employees or others to or manufactured any product contained a Hazardous Material (collectively "HAZARDOUS MATERIALS ACTIVITIES") in violation of any Environmental Laws in effect prior to or as of the date hereof except for which violation has not heretofore been cured or for which there is any remaining liability.

          (iii) Permits. The Company and its subsidiaries hold all environmental approvals, permits, licenses, clearances and consents (the "ENVIRONMENTAL PERMITS") necessary for the conduct of the Company's and its subsidiaries' Hazardous Material Activities and other businesses of the Company and its subsidiaries as such activities and businesses are currently being conducted. The Company and its subsidiaries are and at all times have been in compliance in all material respects with the terms of the

     Environmental Permits except for which noncompliance has heretofore been cured or for which there is any remaining liability.

          (iv) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ, claim or injunction is pending, and to the Company's knowledge, no action, proceeding, revocation proceeding, amendment procedure, writ, claim or injunction has been threatened by any governmental entity against the Company or any of its subsidiaries concerning any Environmental Permit, Hazardous Material or any Hazardous Materials Activities of the Company or any of its subsidiaries.

     (r) Intellectual Property. The Company or its subsidiaries owns each of the patents and patent applications referred to in the SEC Reports and, except as disclosed in the SEC Reports, (i) the Company owns or possesses adequate and enforceable rights to use all other patent applications, patents, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively with the patents and patent applications described in the SEC Reports, the "INTANGIBLES") necessary for the conduct of the Company's current, former and anticipated activities and (ii) neither the Company nor any subsidiary, to its knowledge, has infringed, is infringing, or has received any notice of infringement of any Intangible of any other person that, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect and the Company knows of no basis therefor. The expiration of any Intangibles would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. Except as set forth in the SEC Reports, the Company has received no notice of potential indemnity claims from customers based upon a notice of infringement any such customer has received from a patent owner relating to an assertion of infringement of a patent other than potential indemnity claims which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect on the Company.

     (s) Personnel. All personnel, including employees, agents, consultants and contractors, who have contributed to or participated in the conception and development of the Intangibles on behalf of the Company have executed nondisclosure agreements in the form set forth on the Disclosure Schedule and either (i) have been a party to a "work-for-hire" arrangement or agreements with the Company in accordance with applicable national and state law that has accorded the Company full, effective, exclusive and original ownership of all tangible and intangible property thereby arising, or (ii) have executed appropriate instruments of assignment in favor of the Company as assignee that have conveyed to the Company effective and exclusive ownership of all tangible and intangible property thereby arising.

     (t) Year 2000 Compliance. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, all of the Company's Information Technology (as defined below) effectively addresses the Year 2000 issue, and will not cause an interruption in the ongoing operations of the Company's business on or after January 1, 2000. For purposes of the foregoing, the term "INFORMATION TECHNOLOGY" shall mean and include all software, hardware, firmware, telecommunications systems, network systems, embedded systems and other systems, components and/or services that are owned or used by the Company in the conduct of its business, or purchased by the Company from third party suppliers.

     (u) No Brokers. The Company has not directly or indirectly employed any broker, finder or other person (including any employee) that might be entitled to a fee, commission or other compensation upon the execution of this Agreement, the Voting Agreement or the Rights Agreement or the consummation of the transactions contemplated by this Agreement, the Voting Agreement or the Rights Agreement for which the Purchasers or the Company is or may be liable.

     (v) Chief Executive Officer. The Company has entered into an employment agreement with a new Chief Executive Officer acceptable to the Purchasers.

     (w) Registration Rights. Except as provided in the Rights Agreement, the Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

     (x) Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could have a Material Adverse Effect on the business, properties, prospects, or financial condition of the Company, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted. The Company is not in default in any material respect under any such franchises, permits, licenses or other similar authority.

     (y) Royalties. Except as set forth in the Disclosure Schedule, there are no royalties, fees, honoraria or other payments payable by the Company to any person or entity by reason of the ownership, development, use, license, sale or disposition of the Intangibles, other than salaries and sales commissions paid to employees and sales agents in the ordinary course of business.

     (z) Real Property Holding Corporation. The Company is not a real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code") and any regulations promulgated thereunder.

     (aa) Investment Company Act. The Company is not an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     (bb) Qualified Small Business. The Company is a "qualified small business" within the meaning of Section 1202(d) of the Code as of the date hereof and the Series B Preferred should qualify as "qualified small business stock" as defined in Section 1202(c) of the Code as of the date hereof. The Company further represents and warrants that, as of the date hereof, it meets the "active business requirement" of Section 1202(e) of the Code and it has made no "significant redemptions" within the meaning of Section 1202(c)(3)(B) of the Code.

     (cc) Small Business Concern. The Company, together with its "affiliates" (as that term is defined in Section 121.103 of Title 13 of the Code of Federal Regulations (the "FEDERAL REGULATIONS")), is a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended (the "SMALL BUSINESS ACT"), and Part 121 of Title 13 of the Federal Regulations. The information delivered by the Company to Purchaser on SBA Forms 480, 652 and 1031 of the Small Business Administration (the "SBA") delivered in connection herewith is accurate and complete. The Company is not ineligible for financing by any SBIC Investor pursuant to Section 107.720 of Title 13 of the Federal Regulations. The Company acknowledges that BankAmerica Ventures is a Federal licensee under the Small Business Act.

     (dd) Broker's or Finder's Fee. No agent, broker, person or firm acting on behalf of the Company or any of its subsidiaries is, or will be, entitled to any fee, commission or brokers or finder's fees from any of the parties hereto, or from any person controlling, controlled by, or under common control with any of the parties hereto, in connection with this Agreement or any of the transactions contemplated hereby.

     (ee) Vote Required. The approval of the sale of the Shares by the affirmative vote of a majority of the shares of Common Stock voting is the only vote of the holders of any class or series of the Company's capital stock necessary to approve the transactions contemplated hereby. Holders of Common Stock will not have any appraisal rights or similar rights in connection with the sale of the Shares or any of the other transactions contemplated hereby.

     5. Representations and Warranties of the Purchasers. Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

          (a) Corporate Power. Each Purchaser is a corporation duly incorporated or a limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder.

          (b) Authorization. Each Purchaser has full power to execute, deliver and perform this Agreement, the Voting Agreement and the Rights Agreement, and each such agreement has been duly executed and delivered by such Purchaser and is the legal, valid and, assuming due execution by the Company, binding

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     obligation of such Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles. The execution, delivery and performance by such Purchaser of this Agreement, the Voting Agreement and the Rights Agreement, including the payment of the Purchase Price, have been duly authorized by all necessary corporate action of such Purchaser.

          (c) Governmental Approvals. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws, rules or regulations presently in effect, other than a Control Certificate to be filed with the SBA by BankAmerica Ventures within thirty (30) days of the Closing Date, is or will be necessary to be made or obtained by such Purchaser or any of its Affiliates (as such term is defined below) for, or in connection with, the execution and delivery of this Agreement, the Voting Agreement or the Rights Agreement, the consummation of the transactions contemplated hereby or thereby or performance by such Purchaser of its obligations hereunder or thereunder. For purposes of this Agreement, the term "AFFILIATE" means, when used with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

          (d) Non-Contravention. The execution, delivery and performance by the Company of this Agreement, the Voting Agreement and the Rights Agreement do not and will not (i) contravene or conflict with the charter documents or bylaws of such Purchaser, or (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to such Purchaser, or result in a breach of or constitute a default under any material agreement of such Purchaser.

          (e) Risk Factors. Each such Purchaser acknowledges that an investment in the Company involves known and unknown risks, uncertainties and other factors which may result in such Purchaser's loss of its entire investment. The Company is an early stage medical device company that develops and intends to commercialize medical devices for the treatment of certain cardiovascular and circulatory disorders. The Company's product candidates are at an early stage of development and have not been approved for marketing by any regulatory agencies. In addition, significant investment in research and development, preclinical and clinical testing, regulatory and sales and marketing activity will be necessary for the Company to commercialize its product candidates. There can be no assurance that any of the Company's product candidates can be successfully developed. If successfully developed, there can be no assurance that the Company's product candidates will be approved for marketing by regulatory agencies, will result in any meaningful benefits to patients, will be accepted by the medical community for use in treatment or will generate sufficient or sustainable revenues to enable the Company to be profitable.

          Each Purchaser acknowledges that such Purchaser has received a copy of the SEC Reports and reviewed the section captioned "Factors Affecting Future Operation Results" contained therein, which such factors are deemed incorporated by reference into this Agreement.

          (f) No Brokers. The Purchasers have not directly or indirectly employed any broker, finder or other person (including any employee) that might be entitled to a fee, commission or other compensation upon the execution of this Agreement, the Voting Agreement or the Rights Agreement or the consummation of the transactions contemplated by this Agreement, the Voting Agreement or the Rights Agreement for which the Purchasers or the Company is or may be liable.

     6. Compliance with Securities Laws and Restrictions on Transfer of Securities.

     (a) Additional Representations and Warranties and Agreements of Each Purchaser. Each Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with, the Company as follows:

          (i) The Purchaser (A) is purchasing the Shares for its own account for investment only and not with a view to any resale or distribution thereof, except pursuant to an effective registration statement under the Securities Act of 1933, as amended from time to time (such act, together with the rules and regulations promulgated thereunder, herein the "Securities Act"), covering the sale, assignment or transfer or an opinion of counsel reasonably satisfactory to the Company, concurred in by counsel to the Company, that such registration is not required; provided, however, that BankAmerica Ventures shall be permitted to transfer its Shares to Bank of America Ventures, L.P. without such requirements.

          (ii) Such Purchaser has received and carefully reviewed the Current SEC Filing, and has had the opportunity to obtain and receive such other information as it deems necessary to understand the business and financial condition of the Company and to make the investment decision to purchase the Shares.

          (iii) As an investor in companies in the medical device industry, such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment represented by the Shares, and it is able to bear the economic risk of such investment.

          (iv) Such Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act. If other than an individual, the Purchaser also represents it has not been organized for the purpose of acquiring the Shares.

          (v) Such Purchaser understands that the Shares are being issued in a transaction which is exempt from the registration requirements of the Securities Act by reason of the provisions of Section 4(2) of the Securities Act and that the Shares will be subject to transfer restrictions and must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

          The certificate representing the Shares will be affixed with the following legends:

        "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

          The restrictions on sale, assignment and transfer of the Shares contained in this Section 6(a)(v) shall terminate at such time as there shall be delivered to the Company and such Purchaser an opinion of counsel to such Purchaser, in form and substance reasonably satisfactory to the Company, to the effect that, due to the lapse of time or otherwise, no registration of such securities is required under the Securities Act in connection with any distribution of such securities to the public in the United States. In addition, at any time after (A) the delivery of such opinion; or (B) such securities are sold pursuant to and in accordance with an effective registration statement under the Securities Act covering such sale, the Purchaser shall be entitled to exchange its certificate representing such securities (or any portion thereof as to which (A) or (B) above applies) for a new certificate not bearing the first legend set forth in Section 6(a)(v).

          (vi) Such Purchaser understands that the Shares constitute "restricted securities" within the meaning of Rule 144, promulgated under the Securities Act. Purchaser is aware that Rule 144, in substance, except as otherwise provided in subsection (k) of such rule, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (A) the availability of certain public information about the Company; (B) the resale occurring not earlier than the expiration of the applicable holding period stated therein; (C) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and
     (D) the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein. Such Purchaser also understands that the holding period under Rule 144 will commence on the Closing Date.

          (vii) Such Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     (b) Agreement Not to Transfer.

          (i) Prior to twelve months after the Closing, the Purchasers shall not, directly or indirectly, Transfer or offer to Transfer any Shares, unless the Company consents to such Transfer and the transferee agrees to be bound by this Agreement; provided however, that BankAmerica Ventures shall be permitted to transfer its Shares to Bank of America Ventures, L.P. without such requirements.

          (ii) As used in this Section 6(b), the term "TRANSFER" shall mean any sale, transfer, assignment, hypothecation, encumbrance or other disposition, whether voluntary or involuntary, of Shares. In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee's sale or a sale by any secured creditor or a retention by the secured creditor of the pledged Shares in complete or partial satisfaction of the indebtedness for which the Shares are security.

     (c) Stop Transfer Orders. Such Purchaser understands that notations restricting the transfer of the Shares will be made on the transfer records of the Company and that a stop transfer order will be entered with the Company's transfer agent.

     (d) Compliance with Section 6. None of the Shares (nor any interest therein) shall be sold, assigned or offered except in accordance with the provisions of this Section 6.

     7. Additional Covenants of the Purchasers Regarding Securities.

     (a) Forms 13D or 13G. Promptly following the Closing, the Purchasers shall file with the Commission any reports regarding their ownership of the Company's Common Stock as required by Section 13(d) of the Exchange Act and the rules and regulations.

     (b) Insider Trading Policy; Short Sales.

          (i) For so long as a representative of the Purchasers is a member of the Board of Directors of the Company, the Purchasers and their Affiliates who have access to Material Confidential Information (as defined below) of the Company shall agree to comply with the Insider Trading Compliance Program of the Company including, but not limited to, trade pre-clearance requirements and trading blackout periods as may be in effect from time to time. In addition, the Purchasers hereby acknowledge that each Purchaser is aware, and that each Purchaser will advise such directors, officers, employees, representatives, agents and advisors who are informed as to the matters concerning the Company or who have access to the Company's Material Confidential Information, that United States securities laws prohibit any person who has received from an issuer material nonpublic information concerning the issuer from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell the securities of such issuer, make investment recommendations based on such material nonpublic information or otherwise affect the trading price of such issuer's securities. The limitations set forth in the immediately preceding sentence are not intended to preclude the brokerage, investment advisory, financial advisory, financing, money management, trading, arbitrage or other similar activities conducted on the Purchasers' behalf by only those directors, officers, representatives and agents and advisors who do not have access to the Company's Material Confidential Information or are not aware of the content of such Material Confidential Information.

          (ii) The Purchasers and their Affiliates shall not make any short sale of, loan, or grant any option for the purchase of, any equity securities of the Company held by the Purchasers at any time.

     (c) Material Confidential Information.

          (i) In connection with the Purchasers' decision-making with respect to their acquisition of the Shares, the Company has furnished to the Purchasers and their officers, directors, employees and agents (collectively referred to as "PURCHASERS AND AGENTS") financial and other information which has not theretofore been made available to the public ("MATERIAL CONFIDENTIAL INFORMATION"). The Purchasers and Agents may also receive Material Confidential Information of the Company in the future. Pursuant to a Nondisclosure Agreement dated March 5, 1999, the Purchasers have agreed to refrain from disclosing such information pursuant to the terms and conditions of such agreement. The Company and the Purchasers wish to replace the confidentiality obligations of the parties set forth in such agreement with those provided herein. Therefore, the Purchasers and Agents shall treat all such Material Confidential Information in accordance with the provisions of this agreement and to take or abstain from taking certain other actions herein set forth. The term "Material Confidential Information" does not include information which (i) was already in the Purchasers' or Agents' possession prior to the disclosure by the Company of the Material Confidential Information, provided that such information is not known by the Purchasers and Agents to be subject to another confidentiality agreement with or other obligation of secrecy to the Company or another party, (ii) becomes generally available to the public other than as a result of disclosure by the Purchasers or Agents or (iii) becomes available to you on a non-confidential basis from a source other than the Company or its advisors, provided that such source is not known to the Purchasers or Agents to be bound by a confidentiality agreement with or other obligation of secrecy to the Company or another party. The Purchasers agree that the Company's Material Confidential Information will be used solely for the purpose of monitoring the Purchasers' holdings of the Shares. The Purchasers also agree that the Purchasers and Agents will not disclose any of the Company's Material Confidential Information now or hereafter received or obtained from the Company or its representatives to any third party or otherwise use or permit the use of the Material Confidential Information, except as required by applicable law or legal process, without the prior written consent of the Company; provided, however, that any such Material Confidential Information of the Company may be disclosed to such of the Purchasers' representatives who need to know such information for the purpose of monitoring the Purchasers' investment in the Shares; in which case it is understood that the Purchasers' representatives, directors, officers, employees, agents and advisors shall be informed by the Purchasers of the confidential nature of such information and shall be directed by the Purchasers to treat such information confidentially. In the event that the Purchasers and Agents or any of their representatives becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand, other demand or rules and regulations under the federal securities laws or similar process, but not pursuant to laws and regulations which Purchasers and Agents are subject to as a result of being an affiliate of a national bank) to disclose any of the Material Confidential Information, the Purchasers and Agents shall provide the Company with prompt prior written notice of such requirement prior to such disclosure. In the event that a protective order or other remedy is not obtained, or that the Company waives compliance with the provisions hereof, each Purchaser agrees to furnish only that portion of the Material Confidential Information which such Purchaser is legally required to furnish and, where appropriate, to exercise the Purchasers' and Agents' reasonable efforts to obtain assurances that confidential treatment will be accorded such Material Confidential Information.

     (d) Reporting Obligations Pursuant to Section 16. The Purchasers agree to file with the Commission any reports required to be filed pursuant to Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder by such Purchasers, their officers, directors, employees or affiliates or by such Purchasers' nominee to the Company's Board of Directors within the time such filings are required to be made and to provide the Company with a copy of all such filings promptly thereafter.

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     8. Additional Covenants of the Company.

     (a) Inspection. For so long as a Purchaser holds at least 500 shares of Series B Convertible Preferred Stock (or the Common Stock issuable or issued upon conversion of 500 shares of Series B Convertible Preferred Stock), the Company shall permit each the Purchaser, at such Purchaser's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this
Section 8(a) to provide access to any information that it reasonably considers to be a competitively sensitive information unless such Purchaser has executed a non-disclosure agreement in a form reasonably acceptable to the Company.

     (b) Board of Directors. The following actions will be taken with respect to the Company's Board of Directors.

          (i) The existing Board of Directors will resign effective as of the Closing Date.

          (ii) At or prior to the Closing the Company shall amend its Bylaws, if required, to fix the number of directors to five (5) members with a provision that the number of directors may be increased to seven (7) members with the consent of the directors who are representatives of the Purchasers.

          (iii) The holders of the Series B Convertible Preferred shall have the right to nominate three (3) members of the Company's Board of Directors, two (2) of which shall be representatives of BankAmerica Ventures and one
     (1) of which shall be a representative of Morgan Stanley Dean Witter Venture Partners ("MSDW"). In the event that the number of the Company's directors exceeds five (5), the holders of Series B Convertible Preferred shall have the right to nominate one (1) additional director. All members of the Company's Board of Directors nominated by holders of Series B Convertible Preferred shall have the right to be members of all committees of the Board of Directors. The Company shall not file any proxy or other materials with the SEC opposed to the re-election of such persons as directors of the Company unless such director has committed any actions giving the stockholders of the Company the right to remove such director for cause and shall use all reasonable efforts to secure the election of such persons as directors.

          (iv) The remaining directors will include (i) one (1) representative of the Company's management, who shall be the Company's Chief Executive Officer and (ii) one (1) outside representative appointed by a majority of the Board of Directors.

          (v) As of the execution of this Agreement and in the event that BankAmerica Ventures, the State of Wisconsin Investment Board ("SWIB") or MSDW do not have a representative on the Company's Board of Directors, or any committee thereof then the Company shall invite a representative of BankAmerica Ventures, SWIB or MSDW, as the case may be, to attend all meetings of its Board of Directors or any committee thereof in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials (the "BOARD MATERIALS") that it provides to its directors at the same time as such Board Materials are provided to any of its directors; provided, however, that the Company reserves the right to withhold any information and to exclude such representative of BankAmerica Ventures, SWIB or MSDW from any meeting or portion thereof if the disclosure of such material or discussion, in the opinion of counsel to the Company, would jeopardize the Company's attorney client privilege. The right granted to BankAmerica Ventures, SWIB and MSDW to attend meetings of the Company's Board of Directors and to receive Board Materials shall not be assignable.

     (c) Right of First Offer. Subject to the terms and conditions specified in this Section 8(c), the Company hereby grants to each Purchaser a right of first offer to purchase its Pro Rata Share (as hereinafter defined) (in whole or in part) with respect to future sales by the Company of its Future Shares (as hereinafter defined). Each Purchaser shall be entitled to assign or apportion the right of first offer hereby granted it among itself and its partners and affiliates (including in the case of a venture capital fund other venture capital funds affiliated with such fund) in such proportions as it deems appropriate. For purposes of this Section 8(c), a Purchaser's "PRO RATA SHARE" of Future Shares shall mean that number of Future Shares that equals the

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proportion that (x) the number of shares of Common Stock issued and held, or issuable upon conversion of the Shares then held, by such Purchaser bears to (y) the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities).

          (i) Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock, including any debt securities convertible into equity (collectively, "FUTURE SHARES"), the Company shall first make an offering of such Future Shares to each Purchaser in accordance with the following provisions:

          (ii) The Company shall deliver a notice by confirmed facsimile transmission, certified mail or a nationally recognized overnight courier service ("NOTICE") to each of the Purchasers stating (i) its bona fide intention to offer such Future Shares, (ii) the number of such Future Shares to be offered, and (iii) the price and a summary of the terms, if any, upon which it proposes to offer such Future Shares.

          (iii) By written notification to the Company within ten (10) calendar days after receipt of the Notice, each Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to its Pro Rata Share of such Future Shares. The Company shall promptly, in writing, inform each Purchaser that elects to purchase all the shares available to it (a "FULLY-EXERCISING PURCHASER") of any other Purchaser's failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Purchaser may elect to purchase that portion of the Future Shares for which Purchasers were entitled to subscribe but that were not subscribed for by the Purchasers that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Shares then held, by such Fully-Exercising Purchaser bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Shares then held, by all Fully-Exercising Purchasers who wish to purchase some of the unsubscribed Future Shares.

          (iv) If all Future Shares that the Purchasers are entitled to obtain pursuant to Section 8(c) are not elected to be obtained as provided herein, the Company may, during the sixty (60) day period following the expiration of the period provided in Section 8(c)(iii) hereof, offer the remaining unsubscribed portion of such Future Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Future Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Future Shares shall not be offered unless first reoffered to the Purchasers in accordance herewith.

          (v) The right of first offer in this Section 8(c) shall not be applicable (i) to any shares of Common Stock (including shares issued upon exercise of stock options outstanding as of the date of this Agreement) issuable or issued to employees, consultants or directors directly or pursuant to stock option plans or arrangements approved by the Board of Directors, including each board representative of the Purchasers, (ii) to shares of Common Stock issued or issuable in a firm commitment underwritten public offering, (iii) to shares of Common Stock issued or issuable upon conversion of shares of Series A Participating Preferred Stock or Series B Convertible Preferred Stock or as a dividend or distribution on the shares of Series A Participating Preferred Stock or Series B Convertible Preferred Stock, (iv) to securities issued or issuable to banks or equipment lessors, provided such issuances are for other than primarily equity financing purposes and provided such issuances are approved by the Board of Directors, including each board representative of the Purchasers, (v) to securities issued in connection with business combinations or corporate partnering agreements approved by the Board of Directors, including each board representative of the Purchasers, or (vi) to securities issued in strategic financings accompanies by commercial development, joint ventures or other related agreements approved by the Board of Directors, including each board representative of the Purchasers.

          (vi) The rights granted to the Purchasers under Section 8(c) hereof may be assigned to any transferee or assignee who is (a) a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Purchaser, (b) a Purchaser's ancestors, descendants or spouse or to trusts for the benefit of such persons or such Purchaser or
     (c) a client, employee or member of a Purchaser, provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) the Company is given written notice of any such transfer five (5) Business Days prior to the date of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned and (iii) the transferee or assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company and provided further that the transferee or assignee of such rights assumes in writing in a form reasonably acceptable to the Company the obligations of the Purchasers under this Agreement.

     (d) Sonometrics License. The Company will use its best efforts to execute an agreement to exclusively license or acquire, for an aggregate purchase price no greater than $1,500,000, Sonometric's patent portfolio relating to technology and methods for three dimensional digital ultrasound tracking. The Patent Portfolio will include, but not be limited to the following: Patent Numbers 5,515,853, 5,779,638, 5,795,298, 5,797,849, 5,817,022 and 5,868,673 and all
currently active applications that are continuations, continuations-in-part, or divisional properties, and all corresponding foreign-filed patents and patent applications.

     (e) Chief Executive Officer. In the event that a new Chief Executive Officer, (who shall be acceptable to the Purchasers) shall have commenced employment with the Company prior to the Closing, the Company shall use it best efforts to retain such Chief Executive Officer through the Closing Date.

     (f) Reverse Stock Split; Bylaws. The Company shall use its best efforts to obtain stockholder approval to amend (i) the Certificate of Incorporation to effect a five for one reverse stock split of the Company's Common Stock; and
(ii) the Bylaws to require the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares entitled to vote, voting together as a single class, to (I) increase the number of shares reserved for issuance under the Company's Stock Plans, such that the quotient of
(A) the shares outstanding issued pursuant to the Company's Stock Plans plus the shares available for issuance under the Company's Stock Plans plus additional shares proposed to be issued under the Company's Stock Plans; divided by (B) the total outstanding capital stock of the Company, including any outstanding convertible preferred stock, on an as converted basis, is not greater than thirty percent (30%); and (II) reprice any options granted after May 20, 1999 to purchase shares of Common Stock under the Company's Stock Plans, provided that the Company shall only reprice each options outstanding prior to May 20, 1999 one time.

     (g) Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Shares and all Common Stock issuable from time to time upon such conversion.

     (h) Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement in a form which is acceptable to the Purchasers.

     (i) Qualified Small Business. The Company will use its best efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any similar state laws and regulations, and agrees not to repurchase any stock of the Company if such repurchase would cause the Shares not to so qualify as "Qualified Small Business Stock." The Company further covenants to submit to its shareholders and to state and federal taxation authorities such form and filings as may be required to document such compliance, including the California Franchise Tax Board Form 3565, Small Business Stock Questionnaire, with its franchise or income tax return for the current income year.

     (j) Small Business Administration Matters.

           (i) The proceeds from the issuance and sale of the Shares will be used by the Company for working capital and other general corporate purposes. The Company will provide to each Purchaser identified as a licensed Small Business Investment Company on Schedule A hereto (each an "SBIC INVESTOR"), and to the Small Business Administration (the "SBA"), reasonable access to the Company's books and records for the purpose of confirming the use of proceeds by the Company.

           (ii) For a period of one (1) year following the Closing (as defined in the Purchase Agreement), the Company will not change the nature of its business activity if such change would render the Company "ineligible" as provided in Section 107.720 of Title 13 of the Federal Regulations.

           (iii) So long as any SBIC Investor holds any securities of the Company, the Company will at all times comply with the non-discrimination requirements of Sections 112, 113 and 117 of Title 13 of the Federal Regulations.

           (iv) Within forty-five (45) days after the end of each fiscal year of the Company, and at such other times as an SBIC Investor may reasonably request in writing to the Company, the Company will deliver to such SBIC Investor a written assessment in form and substance reasonably satisfactory to such SBIC Investor, as to the economic impact of such SBIC Investor's financing of the Company, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of such financing on the Company's business in terms of profits and with respect to taxes paid by the Company and its employees. The Company will promptly provide each SBIC Investor who so requests in writing to the Company, specifying in such written request the nature of such required information in reasonable detail, such information as such SBIC Investor requests, in order to permit such SBIC Investor to comply with such SBIC Investor's obligations under the Small Business Act of 1958, as amended (the "SMALL BUSINESS ACT"), and the regulations promulgated thereunder and related thereto. Any submission of financial information pursuant to this Section 8(j) shall be under cover of a certificate executed by the Company's President, Chief Executive Officer Chief Financial Officer or Treasurer, certifying that such information (i) relates to the Company, (ii) to the best of the Company's knowledge is accurate and (iii) if applicable, has been audited by the Company's independent auditors.

     (k) Regulatory Compliance Cooperation. In the event that any SBIC Investor determines that it has a Regulatory Problem (as defined below), it shall have the right to transfer its Shares in compliance with applicable state and federal securities laws, but without regard to any other restrictions on transfer set forth in this Agreement or the Rights Agreement (provided that the transferee agrees to become a party to each such agreement), and the Company shall take all such actions as are reasonably requested by such SBIC Investor in order to (i) effectuate and facilitate any transfer by it of any securities of the Company then held by it to any person designated by such SBIC Investor, (ii) permit such SBIC Investor (or any of its affiliates) to exchange all or any portion of any voting security then held by it on a share-for-share basis for shares of a nonvoting security of the Company, which nonvoting security shall be identical in all respects to the voting security exchanged for it, except that it shall be nonvoting and shall be convertible into a voting security on such terms as are requested by it in light of regulatory considerations then prevailing, and (iii) amend this Agreement, as amended from time to time, to effectuate and reflect the foregoing. The parties to this Agreement agree to vote all of the Company's securities held by them in favor of such amendments and actions. For purposes of this Agreement, a "REGULATORY PROBLEM" means any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency that an SBIC Investor is not entitled to hold, or exercise any significant right with respect to, the underlying securities into which the Shares are convertible.

     (l) Proxy Statement. As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the Commission preliminary proxy materials which shall constitute the preliminary Proxy Statement in connection with the sale of the Shares. As promptly as practicable after comments are received from the Commission with respect to the preliminary proxy materials, the Company shall file with the Commission the definitive Proxy Statement, which Proxy Statement shall comply in all material respects with the applicable requirements of the Exchange Act and Securities Act, respectively, and the applicable rules and regulations of the Commission thereunder.

           (i) The Company shall cause the Proxy Statement to be mailed to its stockholders and, if necessary, after the Proxy Statement shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material and, if required in connection therewith, resolicit proxies.

           (ii) The Company warrants that the information provided (or incorporated by reference to filings made with the Commission by the Company) in the Proxy Statement, on the date the Proxy Statement is filed with the Commission and on the date it is first mailed to the Company's stockholders, shall not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall notify Purchasers promptly of the receipt of any comments by the Commission and of any request by the Commission for amendments or supplements to the Proxy Statement, or for additional information, and shall supply one another with copies of all correspondence with the Commission with respect to any of the foregoing. If at any time prior to the meeting of Stockholders to consider sale of the Shares, any event should occur relating to the Company, its subsidiaries or any of their respective affiliates, directors or officers which should be described in an amendment or supplement to the Proxy Statement, the Company shall promptly inform Purchasers. Whenever any event occurs which should be described in an amendment or supplement to the Proxy Statement, the Company shall, upon learning of such event, cooperate promptly to file and clear with the Commission and, if applicable, mail such amendment or supplement to the stockholders of the Company.

           (iii) The Company shall use its best efforts to obtain approval for quotation on the Nasdaq National Market, upon official notice of issuance, of the Common Stock to be issued upon conversion of the Shares.

           (iv) The Company shall make all necessary filings with respect to the sale of Shares under the Securities Act and the Exchange Act and the rules and regulations thereunder and under applicable blue sky or similar laws and shall use their reasonable efforts to obtain required approvals and clearances with respect thereto.

     (m) Stockholder Approvals; Recommendations. The Company, acting through its Board of Directors, shall (i) call, give notice of, convene and hold a special meeting of the holders of Company Common Stock for the purpose of voting upon the sale of the Shares (the "SPECIAL MEETING") and (ii) include in the Proxy Statement the recommendation of its Board of Directors that holders of Common Stock approve the sale of Shares at the Special Meeting. The Special Meeting will be held as promptly as practicable. The Company shall ensure that the Special Meeting is called, noticed, convened, held and conducted, and that all proxies solicited, in connection with the Special Meeting are solicited in compliance with all applicable laws, regulations, orders, judgments and decrees. The Company shall not be permitted to delay, adjourn, postpone or reschedule the Special Meeting, or delay the vote of the Company's stockholders on the sale of Shares, without Purchasers' prior written consent (which consent will not be unreasonably withheld or delayed if the need for the delay, adjournment, postponement or rescheduling of the Special Meeting or the delay in such vote is attributable solely to factors outside the Company's control). Notwithstanding anything to the contrary contained in this Section 8(m), the Company's Board of Directors shall not be permitted to withdraw or modify its recommendation in favor of the sale of Shares.

     (n) Notices of Certain Events. The Company hereto shall promptly notify Purchasers of:

           (i) the receipt by the Company of any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this agreement;

           (ii) the receipt by the Company of any notice or other communication from any governmental entity in connection with the transactions contemplated by this agreement;

           (iii) the Company obtaining knowledge of any actions, suits, claims investigations or proceedings commenced or threatened against, relating to or involving or otherwise affecting the Company or Purchasers, as the case may be, or any of their respective subsidiaries which relate to the consummation of the transactions contemplated by this agreement; and

           (iv) the Company obtaining knowledge of the occurrence, or failure to occur, of any event which occurrence or failure to occur will be likely to cause (A) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, or (B) any material failure of any party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties or obligations of the parties or the conditions to the obligations of the parties hereunder.

     (o) Efforts. The Company shall, and shall cause its respective subsidiaries to, cooperate and use their reasonable efforts to take, or cause to be taken, all appropriate action, and to make, or cause to be made, all filings necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, their reasonable efforts to (i) obtain, prior to the Closing Date, all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and parties to contracts with the Company and its subsidiaries and (ii) defend against and respond to any action, suit, proceeding or investigation relating to the transactions contemplated by this Agreement, in each case as are necessary for consummation of the transactions contemplated by this Agreement and to fulfill the conditions to the sale of Shares.

     (p) No Solicitation.

           (i) The Company agrees that until the Closing Date, the Company shall not, directly or indirectly, and the Company shall ensure that its Representatives (as defined below) do not, directly or indirectly: (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition (as defined below) or take any action that could reasonably be expected to lead to an Acquisition Proposal (as defined below); (ii) furnish any information regarding the Company or any direct or indirect subsidiary of the Company to any Person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal; or
     (iii) engage in discussions with any Person (as defined below) with respect to any Acquisition Proposal. The Company shall immediately cease and discontinue, and the Company shall ensure that its Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal. For purposes of this Section 8(p):

             (1) "ACQUISITION PROPOSAL" shall mean any offer, proposal or inquiry contemplating or otherwise relating to any Acquisition Transaction.

             (2) "ACQUISITION TRANSACTION" shall mean any transaction (other than as contemplated by the Purchase Agreement) involving:

                (a) any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction
           (i) in which the Company is a constituent company, (ii) in which a person or "group" (as defined in the Exchange Act of 1934, as amended and the rules promulgated thereunder) of persons directly or indirectly acquires the Company or more than 15% of the Company's business or directly or indirectly acquires beneficial or record ownership of securities representing, or exchangeable for or convertible into, more than 15% of the outstanding securities of any class of voting securities of the Company, or (iii) in which the Company issues securities representing more than 15% of the outstanding securities of any class of voting securities of the Company;

                (b) any sale, lease, exchange, transfer, license, acquisition or disposition of more than 15% of the assets of the Company; or

                (c) any liquidation or dissolution of the Company.

             (3) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

             (4) "REPRESENTATIVES" shall mean officers, directors, employees, agents, attorneys, accountants, advisors and representatives.

           (ii) Neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw or modify, or propose or resolve to withdraw or modify, in a manner adverse to Purchasers, the approval or recommendation by such Board of Directors or any such committee of this Agreement or the sale of

     Shares, (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal or (iii) enter into any agreement or letter of intent with respect to any Acquisition Proposal.

           (iii) In addition to the obligations of the Company set forth in Sections 8(p)(i) and 8(p)(ii) above, the Company shall promptly advise Purchasers orally and in writing of any request for information or of any Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to lead to any Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identify of the person making any such Acquisition Proposal or inquiry. The Company shall use its best efforts to keep Purchasers fully informed of the status and details of any such request, Acquisition Proposal or inquiry.

           (iv) Notwithstanding the foregoing, if the Company receives a bona fide, written, unsolicited offer to acquire all of the equity of the Company or substantially all of the assets of the Company at a higher valuation than that implied for the Company by this Agreement (a "HIGHER OFFER") the Company may enter into a confidentiality agreement with, provide non-public information to, or enter into discussions with, such offeror. The Company shall inform the Purchasers immediately upon receipt of the Higher Offer in writing of the identity of the offeror and the terms and conditions of the Higher Offer. In the event that the Company shall receive a Higher Offer prior to the Closing Date and consummate a sale of securities or material assets to, or merge with or be acquired by, any Person other than the Purchasers, then the Company shall pay to the Purchasers, in proportion to the Purchaser's participation in the Bridge Financing (as defined in Section 9(xvi) below, $1 million in cash upon the closing of such transaction.

     9. Closing Conditions.

     (a) Conditions to Purchaser's Obligations at the Closing. The Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived in whole or in part by the Purchaser:

          (i) Compliance with Laws. At the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Purchaser or the Company is subject.

          (ii) Representations and Warranties. Each of the representations and warranties of the Company set forth in Section 4 shall be true and correct as if made on the Closing Date.

          (iii) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

          (iv) Compliance Certificate. The Chief Executive Officer of the Company shall deliver to the Purchaser on the Closing Date a certificate certifying that the conditions set forth in clauses (ii), (iii), (v) -
     (vii), (x) - (xiii), (xiv), (xv) and (xviii) of this Section 9(a) have been fulfilled.

          (v) Stockholder Approval. The Company shall have satisfied the stockholder approval requirement provisions of the Nasdaq Stock Market, or any other exchange or market on which the Common Stock is then listed or traded, with respect to the issuance of 20% or more of a company's capital stock.

          (vi) Increased Option Pool. The Company shall have received stockholder approval to reserve an additional 4,000,0000 shares of Common Stock to be available for grant to management and employees under the Company's 1991 Stock Option Plan.

          (vii) Certificate of Designation. The Certificate of Designation shall have been duly filed with the Secretary of State of Delaware, and the Company shall have delivered a copy thereof to the Purchasers certified as filed by the office of the Secretary of State of Delaware.

          (viii) Rights Agreement. The Company shall have executed and delivered to the Purchasers the Rights Agreement.

          (ix) Voting Agreement. The Company and certain officers, directors, and holders of the Company's outstanding Common Stock holding a minimum of 40% of the outstanding Common Stock shall have executed and delivered to the Purchasers the Voting Agreement.

          (x) Shareholders Rights Agreement. The Company shall have terminated the existing Shareholders Rights Agreement dated June 13, 1995.

          (xi) Preferred Shares Rights Agreement. Prior to the earlier of thirty
     (30) days from the date hereof or the Closing Date, the Company shall have taken all actions required under the Preferred Shares Rights Agreement between the Company and Norwest Bank Minnesota, N.A. dated as of April 22, 1997 (the "RIGHTS PLAN") to permit the issuance of the Shares and the consummation of the transactions contemplated by this Agreement, the Certificate of Designation, the Voting Agreement and the Rights Agreement, without the triggering of any rights thereunder. In addition the Company shall have amended the Rights Plan to provide that the Shares held by the Purchasers shall receive upon issuance of the Shares the same rights as the holders of Common Stock under the Rights Plan.

          (xii) Adverse Change. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q last filed prior to the date of this Agreement, no event which had a Material Adverse Effect and no material adverse change in the financial condition or prospects of the Company shall have occurred.

          (xiii) Absence of Litigation. There shall be no action, suit, investigation or proceeding pending or threatened in any court or before an arbitrator or governmental authority that could have a Material Adverse Effect on the Company or the purchase of the Shares.

          (xiv) Opinion of Counsel. The Company shall have delivered to the Purchasers an opinion of counsel for the Company, dated as of the Closing Date, in form and substance reasonably acceptable to the Purchasers.

          (xv) Consents. The Company and the Purchasers shall have obtained all consents (including all governmental and regulatory consents, approvals, or authorizations required in connection with the valid execution and delivery of this Agreement, the Voting Agreement and the Rights Agreement), permits and waivers necessary or required to be obtained on or prior to the Closing Date for consummation of the transactions contemplated hereby.

          (xvi) Bridge Financing. The Company shall have obtained interim financing of $3 million to fund its operations by May 21, 1999 (the "BRIDGE FINANCING").

          (xvii) Chief Executive Officer. The new Chief Executive Officer acceptable to the Purchasers remains employed by the Company in such capacity on the Closing Date.

          (xviii) SBA Matters. The Company shall have executed and delivered to the BankAmerica Ventures a Size Status Declaration on SBA Form 480 and an Assurance of Compliance on SBA Form 652, and shall have provided to BankAmerica Ventures, the information requested by BankAmerica Ventures necessary for the preparation by BankAmerica Ventures of a Portfolio Financing Report on SBA Form 1031.

          (xix) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated in connection with each Purchaser's purchase of the Shares and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers and the Purchasers' counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          (xx) Delivery of Stock Certificate. The Company shall have caused the delivery to the Purchasers of a stock certificate representing the Purchasers' ownership of the Shares.

     (b) Conditions to Company's Obligations at the Closing. The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived in whole or in part by the Company:

          (i) Compliance with Laws. At the Closing, sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Purchasers or the Company are subject.

          (ii) Representations and Warranties. Each of the representations and warranties of the Purchasers set forth in Sections 5 and 6 shall be true and correct as if made on the Closing Date.

          (iii) The Purchase Price. The Purchasers shall have delivered to the Company the Purchase Price in accordance with Section 3 hereof.

          (iv) Performance. The Purchasers shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with on or before the Closing Date.

          (v) Other Agreements. The Purchasers shall have executed and delivered to the Company the Rights Agreement.

          (vi) Consents. The Company and the Purchasers shall have obtained all consents (including all governmental and regulatory consents, approvals, or authorizations required in connection with the valid execution and delivery of this Agreement, the Voting Agreement and the Rights Agreement), permits and waivers necessary or required to be obtained on or prior to the Closing Date for consummation of the transactions contemplated hereby.

          (vii) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated in connection with the sale and issuance of the Shares and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and the Company's counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

     10. General Provisions.

     (a) Notices. All notices and other communication required or appropriate to be given hereunder shall be in writing and shall be delivered by hand or mailed by certified mail, return receipt requested, or sent by telex or facsimile (in which case a confirming copy shall also be sent by certified mail or courier), to the following respective addresses or to such other addresses as may be specified in any notice delivered or mailed as above provided:

        (i)  If to the Purchasers, to:

           BankAmerica Ventures
           950 Tower Lane, Suite 700
           Foster City, California 94404
           Telephone: (650) 378-6000
           Facsimile: (650) 378-6040

           Attention: Mark Brooks and Robert S. Fore

           and

           Morgan Stanley Dean Witter Venture Partners
           1221 Avenue of America, 33rd floor
           New York, NY 10020
           Phone: 212-762-8683
           Fax: 212-762-8424

           Attention: Fazle Husain
             with a copy to:

             Cooley Godward LLP
           Five Palo Alto Square
           Palo Alto, CA 94306-2155
           Telephone: (650) 843-5000
           Facsimile: (650) 857-0663

           Attention: Julia L. Davidson, Esq.

           and

           Davis, Polk, Wardwell
           450 Lexington Ave.
           New York, NY 10017
           Telephone 212-450-4350
           Facsimile: 212-450-5515

           Attention: John Bick, Esq.

        (ii) If to the Company to:

           Cardiac Pathways Corporation
           995 Benecia Avenue
           Sunnyvale, California 94086
           Telephone: (408) 737-0505
           Facsimile: (408) 737-1700

           Attention: G. Michael Latta, Chief Financial Officer

           with a copy to:

           Wilson Sonsini Goodrich & Rosati
           650 Page Mill Road
           Palo Alto, CA 94304-1050
           Telephone: (650) 493-9300
           Facsimile: (650) 845-5000

           Attention: Chris F. Fennell, Esq.

Any notice or other communication delivered by hand or mailed shall be deemed to have been delivered on the date on which such notice or communication is delivered by hand, or in the case of certified mail deposited with the appropriate postal authorities on the date when such notice or communication is actually received, and in any other case shall be deemed to have been delivered on the date on which such notice or communication is actually received.

     (b) Governing Law. The parties have agreed that this Agreement will be governed by and construed in accordance with the laws of the State of California.

     (c) Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Shares and Conversion Shares then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

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

     (d) Assignment.

          (i) Except as set forth in this Section 10(d), none of the rights or obligations of the Company and each Purchaser may be assigned or transferred without the prior written consent of the other party hereto.

          (ii) The Company and each Purchaser may assign all of its rights and obligations under this Agreement in connection with a merger or similar reorganization or the sale of all or substantially all of its assets. This Agreement shall survive any such merger or reorganization of the Company or a Purchaser with or into, or such sale of assets to, another party and no consent for such merger, reorganization or sale shall be required hereunder.

          (iii) Each Purchaser may assign its rights and obligations to a subsidiary, parent, LLC, general partner, limited partner, retired partner, member or retired member of a Purchaser, provided the assignee is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company and provided further such assignee agrees, prior to the transfer, in writing with the Company to comply with all the provisions of this Agreement applicable to such Purchaser.

          (iv) This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

     (e) Expenses. The Company shall reimburse the Purchasers for all reasonable legal, accounting and due diligence expenses incurred in connection with this Agreement and the transactions contemplated hereby, regardless of whether or not the Closing occurs.

     (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     (g) Entire Agreement. This Agreement, the Voting Agreement and the Rights Agreement, together with the Exhibits and other documents attached hereto and thereto, constitute the entire contract between the parties with respect to the subject matter hereof and thereof, and no party will be liable or bound to the other in any manner by any representations, warranties or covenants except as specifically set forth herein and therein.

     (h) Titles. The titles of the Sections of this Agreement are inserted for reference only, and are not to be considered as part of this Agreement in construing this Agreement.

     (i) Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, at any time prior to the Closing, whether before or after approval of the sale of Shares by the stockholders of the
Company:

          (i) by mutual consent of the Company and of a majority in interest of Purchasers as set forth on Schedule A;

          (ii) by either a majority in interest of Purchasers as set forth on Schedule A or the Company, if the Closing shall not have occurred by October 31, 1999 (unless the failure to consummate the sale of Shares is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to the Closing);

          (iii) by a majority in interest of Purchasers as set forth on Schedule A, if the required approval of the Company's stockholders shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or at any adjournment thereof;

          (iv) by either a majority in interest of Purchasers as set forth on Schedule A or the Company, if there shall be any law or regulation of any Governmental Entity that makes consummation of the purchase of the Shares illegal or otherwise prohibited or if any judgment, injunction, order or decree of any governmental entity prohibiting such transaction is entered and such judgment, injunction, order or decree shall have become final and nonappealable;

          (v) by a majority in interest of Purchasers as set forth on Schedule A, if there has been a breach of any covenant or a breach of any representation or warranty on the part of the Company, such that the closing conditions set forth in Section 9 would not be satisfied or if the Company has not secured interim financing as specified in Section 9(xvi) by May 21, 1999.

     (j) Effect of Termination. In the event of the termination of this Agreement pursuant to Section 10(i) hereof by the Company, or a majority in interest of Purchasers, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, and there shall be no liability hereunder on the part of Purchasers. Nothing in this Section 10(j) shall relieve any party to this Agreement of liability for breach of this Agreement or for representations which were incorrect when made.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

                                          "COMPANY"

                                          CARDIAC PATHWAYS CORPORATION

                                          By: /s/ WILLIAM N. STARLING

                                            ------------------------------------
                                              William N. Starling
                                            President and Chief Executive
                                              Officer

                                          "PURCHASERS"

                                          BANKAMERICA VENTURES

                                          By: /s/ JAMES D. MURPHY
                                            ------------------------------------
                                            Title: President and Managing
                                              Director

                                          MORGAN STANLEY VENTURE PARTNERS III,
                                          L.P.

                                          By: Morgan Stanley Venture Partners
                                              III, L.L.C.
                                            its General Partner

                                          By: Morgan Stanley Venture Capital
                                              III, Inc.,
                                            its Institutional Managing Member

                                          By: /s/ FAZLE HUSAIN
                                            ------------------------------------
                                          Name: Fazle Husain
                                          Title: General Partner
                                          Address: 1221 Avenue of the Americas
                                               New York, New York 10020
                                               Fax: (212) 762-8424

                                          MORGAN STANLEY VENTURE INVESTORS III,
                                          L.P.

                                          By: Morgan Stanley Venture Partners
                                              III, L.L.C.
                                            its General Partner

                                          By: Morgan Stanley Venture Capital
                                              III, Inc.,
                                            its Institutional Managing Member

                                          By: /s/ FAZLE HUSAIN
                                            ------------------------------------
                                          Name: Fazle Husain
                                          Title: General Partner
                                          Address: 1221 Avenue of the Americas
                                               New York, New York 10020
                                               Fax: (212) 762-8424

                                          MORGAN STANLEY VENTURE PARTNERS
                                          ENTREPRENEUR FUND, L.P.

                                          By: Morgan Stanley Venture Partners
                                              III, L.L.C.
                                            its General Partner
                                          By: Morgan Stanley Venture Capital
                                              III, Inc.,
                                            its Institutional Managing Member

                                          By: /s/ FAZLE HUSAIN
                                            ------------------------------------
                                          Name: Fazle Husain
                                          Title: General Partner
                                          Address: 1221 Avenue of the Americas
                                               New York, New York 10020
                                               Fax: (212) 762-8424

                                          VAN WAGONER CAPITAL MANAGEMENT

                                          By: /s/ GARRETT R. VAN WAGONER
                                            ------------------------------------
                                          Name: Garrett R. Van Wagoner
                                          Title: President
                                          Address: 345 California Street
                                               San Francisco, CA
                                               Fax: (415) 835-5050

                                          STATE OF WISCONSIN INVESTMENT BOARD

                                          By: /s/ JOHN F. NELSON
                                            ------------------------------------
                                          Name: John Nelson
                                          Title: Investment Director
                                          Address:
                                               Fax:

                                          /s/ THOMAS FOGARTY
                                          --------------------------------------
                                          THOMAS FOGARTY

                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS

                                                              NUMBER OF
                         PURCHASERS                            SHARES
                         ----------                           ---------
BankAmerica Ventures........................................   10,000
Morgan Stanley Venture Partners III, L.P....................    8,773
Morgan Stanley Venture Investors III, L.P...................      842
Morgan Stanley Venture Partners Entrepreneurs Fund, L.P.....      385
Van Wagoner Capital Management..............................    5,000
State of Wisconsin Investment Board.........................    6,000
Thomas Fogarty..............................................      500

                                   EXHIBIT A

               CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES
                               AND PRIVILEGES OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                        OF CARDIAC PATHWAYS CORPORATION

     The undersigned, William N. Starling and Chris F. Fennell do hereby certify:

     1. That they are the duly elected and acting President and Secretary, respectively, of Cardiac Pathways Corporation, a Delaware corporation (the "CORPORATION").

     2. That pursuant to the authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of the said Corporation, the said Board of Directors on May 16, 1999 adopted the following resolution creating a series of 50,000 shares of Preferred Stock designated as Series B Convertible Preferred Stock:

     "RESOLVED, that pursuant to the authority vested in the Board of Directors of the corporation by the Restated Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock of the Corporation and does hereby fix and herein state and express the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of such series of Preferred Stock as follows:

     1. Designation and Amount. The shares of such series shall be designated as "SERIES B CONVERTIBLE PREFERRED STOCK." The Series B Convertible Preferred Stock shall have a par value of $.001 per share, and the number of shares constituting such series shall be 50,000.

     2. Proportional Adjustment. In the event the Corporation shall at any time after the issuance of any share or shares of Series B Convertible Preferred Stock (i) declare any dividend on the Common Stock of the Corporation ("COMMON STOCK") payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series B Convertible Preferred Stock.

     3. Dividends and Distributions.

     (a) Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series B Convertible Preferred Stock with respect to dividends, the holders of shares of Series B Convertible Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, cumulative dividends payable in cash, in an amount per share (rounded to the nearest cent) equal to 11% of the original Series B Convertible Preferred Stock Purchase price, per annum.

     (b) Dividend Rate Adjustment if Company Redemption Does Not Occur. If, upon the request of the holders of a majority of the then outstanding shares of Series B Convertible Preferred Stock, the Company does not redeem the Series B Convertible Preferred Stock pursuant to Section 7 hereof, the cumulative dividend payable on the Series B Convertible Preferred Stock shall be subject to adjustment as follows:

          (i) If this corporation has not conducted a Company Redemption prior to May 31, 2004, at the beginning of each year after such date in which a Company Redemption does not occur the dividend rate for the Series B Convertible Preferred Stock shall forthwith be increased by six percentage points.

     (c) The holder of Series B Convertible Preferred Stock shall also be entitled to participate pro rata in any dividends paid on the Common Stock on an as-converted basis.

     4. Voting Rights. The holders of shares of Series B Convertible Preferred Stock shall have the following voting rights:

          (a) Each share of Series B Convertible Preferred Stock shall entitle the holder thereof to that number of votes on all matters submitted to a vote of the stockholders of the Corporation equal to the number of shares of Common Stock into which the Series B Convertible Preferred Stock can be converted.

          (b) Except as otherwise provided herein or by law, the holders of shares of Series B Convertible Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (c) Except as otherwise provided herein or by law, holders of Series B Convertible Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     5. Reacquired Shares. Any shares of Series B Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein and, in the Restated Certificate of Incorporation, as then amended.

     6. Liquidation, Dissolution or Winding Up.

     (a) Upon any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Series B Convertible Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any assets to the holders of Series A Participating Preferred Stock or Common Stock or any other class of capital stock of the corporation by reason of their ownership thereof, an amount per share equal to the sum of (i) the price originally paid for each outstanding share of Series B Convertible Preferred Stock (the "ORIGINAL SERIES B ISSUE PRICE") and (ii) an amount equal to accrued but unpaid dividends on such shares. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series B Convertible Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this corporation legally available for distribution shall be distributed ratably among the holders of the Series B Convertible Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

     (b) Upon the completion of the distribution required by subparagraph (a) of this Section 6, the holders of Series A Participating Preferred Stock shall be entitled to receive, an aggregate amount per share equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends on such shares of Series A Participating Preferred Stock.

     (c) Upon the completion of the distribution required by subparagraphs (a) and (b) of this Section 6, the remaining assets of this corporation available for distribution to stockholders shall be distributed among the holders of Common Stock and the Series B Convertible Preferred Stock, pro rata based on the number of shares of Common Stock (on an as-converted basis) held by each.

     (d) For purposes of this Section 6, a liquidation, dissolution or winding up of this corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of this corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this corporation;
(B) a sale of all or substantially all of the assets of this corporation, or (C) a sale or any transaction or series of transactions that result in a sale or transfer of 50% or more of the outstanding voting power of the corporation.

          (i) In any of such events, if the consideration received by this corporation is other than cash, the value of such consideration will be deemed its fair market value. Any securities shall be valued as follows:

             (1) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

                (a) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing;

                (b) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

                (c) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by this Corporation and the holders of at least sixty-six and two-thirds percent
           (66 2/3%) of the voting power of all then outstanding shares of Series B Convertible Preferred Stock.

             (2) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (1) (a), (b) or (c) to reflect the approximate fair market value thereof, as mutually determined by this corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then outstanding shares of Series B Convertible Preferred Stock.

             (3) In the event the requirements of this subsection 6(d) are not complied with, this corporation shall forthwith either:

                (a) cause such closing to be postponed until such time as the requirements of this Section 6 have been complied with; or

                (b)cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series B Convertible Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 6(d)(4) hereof.

             (4) This Corporation shall give each holder of record of Series B Convertible Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, if any, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this
        Section 6, and this Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after this Corporation has given the first notice provided for herein or sooner than ten (10) days after this Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series B Convertible Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then outstanding shares of such Series B Convertible Preferred Stock.

     7. Redemption. The shares of Series B Convertible Preferred Stock shall be redeemable.

     (a) Optional Redemption. At any time after May 31, 2004, the holders of a majority of the then outstanding shares of Series B Convertible Preferred Stock, voting as a single class, may request that the Corporation redeem the outstanding shares of Series B Convertible Preferred Stock. After receiving such request, the Corporation, to the extent it then lawfully is able to do so, and in its sole discretion, may redeem the outstanding shares of Series B Convertible Preferred Stock (an "OPTIONAL REDEMPTION") in whole, upon payment in cash in respect of each share redeemed of an amount equal to the Original Series B Issue Price plus accrued but unpaid dividends on such shares. Such amount is hereinafter referred to as the "REDEMPTION PRICE" of the Series B Convertible Preferred Stock. Upon the election to conduct an Optional Redemption, the Corporation shall promptly give written notice of the redemption to each holder of record of Series B Convertible Preferred Stock, postage prepaid at the post office address last shown on the records of the Corporation.

     (b) Redemption Date. The Corporation shall redeem the shares of Series B Convertible Preferred Stock to be redeemed hereunder in two equal annual installments, commencing with the first calendar quarter ending ninety (90) days after the date notice of redemption is provided to the holders of Series B Convertible Preferred Stock. Such date shall be a "REDEMPTION DATE" for the Preferred Stock as described herein.

     (c) At least thirty (30) days prior to the Redemption Date for the Series B Convertible Preferred Stock, written notice shall be mailed, postage prepaid, to each holder of record of Series B Convertible Preferred Stock to be redeemed, at such holder's post office address last shown on the records of the Corporation, notifying such holder of the redemption of such shares to be redeemed at that time, specifying the Redemption Date, the Redemption Price, and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, such holder's certificate or certificate's representing the shares to be redeemed (such notice is hereinafter referred to as the "REDEMPTION NOTICE"). On or after the Redemption Date, each holder of Series B Convertible Preferred Stock to be redeemed shall surrender such holder's certificate or certificates representing shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner of such shares and each surrendered certificates shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of Series B Convertible Preferred Stock designated for redemption in the Redemption Notice as holders of Series B Convertible Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not subsequently be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

     (d) Insufficient Funds. If the funds of the Corporation legally available for redemption of shares of Series B Convertible Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series B Convertible Preferred Stock to be redeemed on such date, those funds that are legally available shall be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed. The shares of Series B Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of the Series B Convertible Preferred Stock, such funds shall immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem, or elected to redeem, on any Redemption Date but which it has not redeemed.

     (e) Deposit of Redemption Price. On or prior to the Redemption Date, the Corporation shall deposit the Redemption Price of all shares of Series B Convertible Preferred Stock designated for redemption in the Redemption Notice and not yet redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares designated for the redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date, upon receipt of notification from the Corporation that such holder has surrendered such holder's share certificate to the Corporation pursuant to Section 7(c) above. Such instructions shall also provide that any funds deposited by the Corporation pursuant to this Section 7(e) for the redemption of shares of subsequently converted into shares of Common Stock no later than the fifth (5th) day preceding the Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any funds deposited by the Corporation pursuant to this Section 7(e) remaining unclaimed at the expiration of two (2) years following the Redemption Date shall be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.

     8. Conversion. The holders of the Series B Convertible Preferred Stock shall have conversion rights as follows (the "CONVERSION RIGHTS"):

          (a) Right to Convert. Each share of Series B Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series B Issue Price by the Series B Conversion Price, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Series B Conversion Price per share shall be the Original Series B Issue Price; provided, however, that the Series B Conversion Price shall be subject to adjustment as set forth in
     Section 8(d) and 8(e).

          (b) Automatic Conversion. Each share of Series B Convertible Preferred Stock, shall automatically be converted into shares of Common Stock at the Series B Conversion Price at the time in effect upon the election of a majority of the holders of Series B Convertible Preferred Stock.

          (c) Mechanics of Conversion. Before any holder of Series B Convertible Preferred Stock shall be entitled to convert into shares of Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series B Convertible Preferred Stock, and shall give written notice to this Corporation at its principal corporate office of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Convertible Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with a sale to, or a merger with, a third party, the conversion may, at the option of any holder tendering Series B Convertible Preferred Stock for conversion, be conditioned upon the closing of such sale to, or merger with, such third party (as the case may be), in which event the person(s) entitled to receive the Common Stock upon conversion of the Series B Convertible Preferred Stock shall not be deemed to have converted such Series B Convertible Preferred Stock until immediately prior to the closing of such sale or merger.

          (d) Conversion Price Adjustments of Preferred Stock for Certain Dilutive Issuance, Stock Splits and Combinations. The Conversion Price of the Series B Convertible Preferred Stock shall be subject to adjustment from time to time as follows:

             (i)

                (1) If this corporation shall issue, after the date upon which any shares of Series B Convertible Preferred Stock were first issued (the "Purchase Date"), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series B Convertible Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for the Series B Convertible Preferred Stock in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to Section 8(d)(i)(5)(a) or
           (b)) plus the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to Section 8(d)(i)(5)(a) or (b)) plus the number of shares of such Additional Stock.

                (2) No adjustment of the Conversion Price for the Series B Convertible Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in Sections 8(d)(i)(5)(c) and (5)(d), no adjustment of such Conversion Price of the Series B Convertible Preferred Stock pursuant to this subsection 8(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                (3) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of net cash paid therefor (after deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof).

                (4) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in the reasonable good faith judgement of the Board of Directors irrespective of any accounting treatment.

                (5) In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 8(d)(i) and Section 8(d)(ii).

                    (a) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 8(d)(i)(3) and (d)(i)(4)), if any, received by this Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                    (b) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 8(d)(i)(3) and (d)(i)(4)).

                    (c) In the event of any change in the number of shares of
               Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof (unless such options or rights or convertible or exchangeable securities were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 8(d)(i)(1)), the Conversion Price of the Series B Convertible Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                    (d) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series B Convertible Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities (unless such options or rights were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of Section 8(d)(i)(1)), shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                    (e) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Sections 8(d)(i)(5)(a) and (b) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 8(d)(i)(5)(c) or (d).

             (ii) "ADDITIONAL STOCK" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 8(d)(i)(5)) by this corporation after the Purchase Date other than:

                (1) Common Stock issuable or issued pursuant to a transaction described in subsection 8(d)(iii) hereof;

                (2) shares of Common Stock issuable or issued to employees, consultants or directors of this Corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of this Corporation, including the representatives of the Series B Convertible Preferred Stock, including all outstanding and granted options;

                (3) shares of Common Stock issuable or issued upon conversion of the Series A Participating Preferred Stock or Series B Convertible Preferred Stock or as dividends or distributions on the Series A Participating Preferred Stock or Series B Convertible Preferred Stock;

                (4) shares of Common Stock issuable or issued upon exercise of warrants issued to banks, equipment lessors or other venders, where such Common Stock or warrants were approved by the Board of Directors, including the representatives of the Series B Convertible Preferred Stock; or

                (5) shares of Common Stock issuable or issued as consideration for business combinations or corporate partnering agreements approved by the Board of Directors, including the representatives of the Series B Convertible Preferred Stock.

             (iii) In the event this Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series B Convertible Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

             (iv) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series B Convertible Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

          (e) Other Distributions. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 8(d)(iii), then, in each such case for the purpose of this Section 8(e), the holders of the Series B Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this corporation into which their shares of Series B Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

          (f) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 8 or in Section 6), provision shall be made so that the holders of the Series B Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Convertible Preferred Stock the number of shares of stock or other securities or property of this corporation or otherwise to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 8 with respect to the rights of the holders of the Series B Convertible Preferred Stock after the recapitalization to the end that the provisions of this Section 8 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series B Convertible Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

          (g) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8(h) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Convertible Preferred Stock against impairment.

          (h) No Fractional Shares and Certificate as to Adjustments.

             (i) No fractional shares shall be issued upon the conversion of any share or shares of the Series B Convertible Preferred Stock, and the number of shares of Common Stock to be issued shall be determined by rounding to the nearest whole share. Such conversion shall be determined on the basis of the total number of shares of Series B Convertible Preferred Stock the holder is at the time converting into Common Stock and such rounding shall apply to the number of shares of Common Stock issuable upon such aggregate conversion.

             (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series B Convertible Preferred Stock pursuant to this Section 8, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series B Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for the Series B Convertible Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series B Convertible Preferred Stock.

          (i) Notices of Record Date. In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series B Convertible Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (j) Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series B Convertible Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Corporation's Certificate of Incorporation.

          (k) Notices. Any notice required by the provisions of this Section 8 to be given to the holders of shares of Series B Convertible Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

     9. Protective Provisions. This Corporation shall not take any of the following actions without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock:

          (a) Amend or repeal any provision, or add any provision to the Corporation's Certificate of Incorporation or Bylaws which change the rights of the Series B Convertible Preferred Stock;

          (b) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Preferred Stock or Common Stock;

          (c) Authorize or issue, or obligate itself to issue, any other security, including any other security convertible into or exercisable for any security having a preference over, or being on a parity with, the Series B Convertible Preferred Stock with respect to voting, dividends, redemption or upon liquidation;

          (d) Issue any shares of Common Stock, other than

             (i) shares of Common Stock issuable or issued to employees, consultants or directors of this Corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of this Corporation, including the representatives of the Series B Convertible Preferred Stock;

             (ii) shares of Common Stock issuable or issued upon conversion of the Series A Participating Preferred Stock or Series B Convertible Preferred Stock or as dividends or distributions on the Series A Participating Preferred Stock or Series B Convertible Preferred Stock;

             (iii) shares of Common Stock issuable or issued upon exercise of warrants issued to banks, equipment lessors or other venders, where such Common Stock or warrants were approved by the Board of Directors, including the representatives of the Series B Convertible Preferred Stock; or

             (iv) shares of Common Stock issuable or issued as consideration for business combinations or corporate partnering agreements approved by the Board of Directors, including the representatives of the Series B Convertible Preferred Stock.

          (e) Declare or pay any dividends on its Common Stock or redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common stock from employees, officers, directors, consultants or other persons performing services for this Corporation or any subsidiary pursuant to agreements under which this Corporation has the option to repurchase such shares at cost or at cost upon the occurrence of certain events, such as the termination of employment;

          (f) Sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this corporation is disposed of;

          (g) Repurchase any series of Preferred Stock, other than a repurchase pursuant to Section 7 hereof; or

          (h) Increase or decrease the size of the Corporation's Board of Directors.

     RESOLVED FURTHER, that the President or any Vice President and the Secretary or any Assistant Secretary of this corporation be, and they hereby are, authorized and directed to prepare and file a Certificate of Designation of Rights, Preferences and Privileges in accordance with the foregoing resolution and the provisions of Delaware law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution."

     We further declare under penalty of perjury that the matters set forth in the foregoing Certificate of Designation are true and correct of our own knowledge.

     Executed at Sunnyvale, California on May 20, 1999

                                          --------------------------------------
                                          William N. Starling
                                          President and Chief Executive Officer

                                          --------------------------------------
                                          Chris F. Fennell, Secretary

            CERTIFICATE OF CORRECTION OF CERTIFICATE OF DESIGNATION
                    OF RIGHTS, PREFERENCES AND PRIVILEGES OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                        OF CARDIAC PATHWAYS CORPORATION

     Cardiac Pathways Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

     A. The name of this corporation is Cardiac Pathways Corporation.

     B. That a Certificate of Designation of Rights, Preferences and Privileges of Series B Convertible Preferred Stock (the "Certificate") was filed by the Secretary of State of Delaware on May 20, 1999 and that said Certificate requires correction as permitted by Section 103(f) of the General Corporation Law of the State of Delaware.

     C. The inaccuracy or defect of said Certificate to be corrected is as follows: The words "multiplied by 1000" were omitted from the first sentence of
Section 8(a) of the Certificate.

     D. The text of Section 8(a) of the Certificate is hereby amended and restated in its entirety to read as follows:

          "(a) Right to Convert. Each share of Series B Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series B Issue Price multiplied by 1000, by the Series B Conversion Price, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Series B Conversion Price per share shall be the Original Series B Issue Price; provided, however, that the Series B Conversion Price shall be subject to adjustment as set forth in Section 8(d) and 8(e)."

     The undersigned officer of the corporation hereby acknowledges that the above Certificate of Correction of Certificate of Designation of Rights, Preferences and Privileges of Series B Convertible Preferred Stock is his act and deed and that the facts stated therein are true.

                                          --------------------------------------
                                          Chris F. Fennell, Secretary

Dated: May 27, 1999

                                   EXHIBIT C

                          CARDIAC PATHWAYS CORPORATION
                         REGISTRATION RIGHTS AGREEMENT

     This Agreement is made as of May 20, 1999 by and between Cardiac Pathways Corporation, a Delaware corporation (the "COMPANY"), and the persons and entities listed on the Schedule of Holders attached hereto as Schedule 1 (the "HOLDERS").

     WHEREAS, pursuant to a Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") of even date herewith between the Company, and the Holders, the Company is selling up to 40,000 shares of Series B Convertible Preferred Stock convertible into shares of the Company's Common Stock, as set forth in the Stock Purchase Agreement (the "SHARES") to the Holders for the aggregate consideration of between $25,000,000 and $40,000,000; and

     WHEREAS, to induce the Holders to enter into the Stock Purchase Agreement, the Company has agreed to provide the Holders with certain registration rights with respect to the Shares pursuant to the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth in this Agreement, the Company and the Holders agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          (a) Business Day. Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

          (b) Exchange Act. The Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the SEC promulgated thereunder.

          (c) Losses. See Section 5(a) hereof.

          (d) Prospectus. The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including, without limitation, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus. Such Prospectus and any amendments or supplements shall comply with the Securities Act.

          (e) Register. The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the SEC.

          (f) Registrable Securities. The Shares or other securities issued or issuable with respect to the Shares as a result of any conversion, stock split, stock dividend, recapitalization, exchange, combination, merger, consolidation, distribution or similar event.

          (g) Registration Expenses. See Section 4 hereof.

          (h) Registration Statement. Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. Such Registration Statement and any amendments or supplements thereto shall comply with the Securities Act.

          (i) Rule 144. Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          (j) SEC. The Securities and Exchange Commission.

          (k) Securities Act. The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

          (l) Special Counsel. Cooley Godward LLP or such other successor counsel as shall be specified by the BankAmerica Ventures on behalf of the Holders as special counsel to the Holders, the fees and expenses of which will be paid by the Company pursuant to Section 4 hereof.

     2. Registration.

     (a) Demand Registration.

          (i) Request from Holders. If the Company shall receive at any time after May 31, 2000 a written request from the Holders of forty five percent (45%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding and having an aggregate offering price, net of underwriting discounts and commissions, of at least $7,500,000, then the Company shall:

             (1) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

             (2) effect as soon as practicable, and in any event within sixty
        (60) days of the receipt of such request, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered, subject to the limitations of subsections 2(a)(ii), 2(a)(iii) and 2(a(iv), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 9(d).

          (ii) Underwriting. If the Holders initiating the registration request hereunder ("INITIATING HOLDERS") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 2(a)(i) and the Company shall include such information in the written notice referred to in subsection 2(a)(i)(1). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2(a), if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders electing to include shares in the offering, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that for purposes of making any such reduction, each Holder which is an LLC or a partnership, together with the affiliates, partners and retired partners of such Holder, the estates and family members of any such partners and retired partners and their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder of Registrable Securities and any pro-rata reduction with respect to such Holder shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such Holder, as defined in this proviso (and the aggregate amount so allocated to such Holder shall be allocated among the entities and individuals included in such Holder in such manner as such LLC or partnership shall reasonably determined. No Registrable Securities shall be excluded from the underwriting until all other securities proposed to be included by the Company and its stockholder have been excluded.

          If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such other shorter period of time as the underwriters may permit. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation then imposed by the underwriters), then the Company shall offer to all Holders, if any, whose shares have been excluded from the registration by the terms of the preceding paragraph, the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2(a) up to the limitation then imposed by the underwriters.

          (iii) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this
     Section 2(a), a certificate from the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

          (iv) Exceptions. In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
     Section 2(a):

             (1) After the Company has effected two registrations pursuant to this Section 2(a) and such registrations have been declared or ordered effective;

             (2) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 2(b) hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to be effective; or

             (3) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2(c) below.

     (b) Company Registration.

          (i) Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, (ii) a registration statement on Form S-4 relating to a merger or acquisition by or of the Company or (iii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

             (1) promptly give to each Holder written notice thereof; and

             (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved in such registration, all the Registrable Securities specified in a written request or requests made within twenty (20) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by the Company or by holders of the Company's securities who have demanded such registration.

          (ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(b)(i). In such event, the right of any Holder to registration pursuant to Section 2(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this
     Section 2(b), if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting will be allocated, first, to the Company; and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities held by each such Holder; provided, however, that a minimum of twenty five percent (25%) of the shares to be underwritten will be allocated to the Holders requesting inclusion in such offering, on a pro rata basis and provided further, that in the event of such limitation, no third party other than a Holder invoking the right to register shares under this
     Section 2(b) shall be entitled to sell shares in such offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. For purposes of making any pro rata reduction pursuant to the preceding sentence, each Holder which is an LLC or a partnership together with the affiliates, partners and retired partners of such Holder of Registrable Securities and any pro-rata reduction with respect to such Holder shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such Holder, as defined in this sentence (and the aggregate amount so allocated to such Holder shall be allocated among the entities and individuals included in such Holder in such manner as such partnership shall reasonably determine).

          The Company shall advise all Holders and other holders distributing their securities through such underwriting of any such limitation, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and such other holders at the time of filing the registration statement. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation then imposed by the underwriters), then the Company shall offer to all Holders, if any, whose shares have been excluded from the registration by the terms of the preceding paragraph, the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2(b)(ii) up to the limitation then imposed by the underwriters.

          (iii) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
     Section 2(b) prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

          (iv) Other Registration Rights. No Stockholder of the Company shall be granted rights to participate in a Company registration that would reduce the number of shares permitted to be included by the Holders of Registrable Securities in such registration without the consent of holders of at least sixty six and two thirds percent (66 2/3%) of the Registrable Securities.

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     (c) Form S-3 Registration. If the Company shall receive at any time after
May 31, 2000 a written request or requests from the Holders of forty five percent (45%) of the Registrable Securities then outstanding that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (ii) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2(c): (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,000,000; (3) if the Company shall furnish to the Holders a certificate stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2(c); provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the twelve
     (12) month period preceding the date of such request, already effected one
     (1) registration on Form S-3 for the Holders pursuant to this Section 2(c); or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

     (d) "Market Stand-Off" Agreement. Each Holder of more than one percent (1%) of the Company's outstanding securities hereby agrees that, during the period of duration (not to exceed ninety (90) days) specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company's securities filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period, except common stock included in such registration; provided, however, that all officers, directors and employees of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     3. Registration Procedures. In connection with the Company's registration obligations under Section 2 hereof, the Company shall effect such registrations to permit the sale of the Registrable Securities in accordance with the intended method or methods of disposition thereof and pursuant thereto the Company shall as expeditiously as possible:

          (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, that before filing any such Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that the Company is required by applicable securities laws or stock exchange requirements to file) the

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     Company shall furnish to the Special Counsel copies of all such documents proposed to be filed, which documents will be subject to the review of the Special Counsel.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be timely supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

          (c) Notify the Holders and the Special Counsel promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

          (e) Subject to the last paragraph of this Section 3, if reasonably requested by the Holders (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Holders agrees should be included therein as required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement consistent with clause (i) or (ii) above; provided, that the Company shall not be required to take any actions under this Section 3(e) that are not, in the opinion of counsel for the Company, necessary or advisable to comply with applicable law.

          (f) Furnish to the Holders and the Special Counsel, without charge, at least one conformed copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including financial statements, but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing by the Holders or Special Counsel).

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          (g) Promptly deliver to the Holders and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holders reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

          (i) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of a Holder, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the Holders or to consummate the disposition of such Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(v) or 3(c)(vi) above, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Notwithstanding anything in this Agreement to the contrary, a Holder shall not be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto unless such Holder (A) has at such time a current intent to sell such Registrable Securities, and confirms such intent in writing, and (B) has furnished the Company promptly after the Company's request, such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. The Company may refrain from filing a registration for any Holder's Registrable Securities if it does not furnish such information provided above. Each of the Holders agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by Holders not misleading with respect to such Holder.

          The Holders agree by acquisition of the Registrable Securities that, upon receipt of any notice from the Company of (A) the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) hereof or (B) that, in the reasonable judgment of the Company, it is advisable to suspend use of the Prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, the Holders will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until the Holders' receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are

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

     incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall use its reasonable efforts to insure that the use of the Prospectus may be resumed as soon as practicable.

          (l) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the Holders participating in the offering, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the Holder participating in the offering.

     4. Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) fees and disbursements of counsel for the Company and the Special Counsel, and (iv) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 4, the Holders shall pay all registration expenses to the extent that the Company is prohibited by applicable Blue Sky laws from paying for or on behalf of the Holders.

     All underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of the Registrable Securities if any, shall be paid by the Holders.

     5. Indemnification.

     (a) Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, BankAmerica Ventures ("BAV") each of its officers, directors, partners and members and each selling Holder and each person, if any, who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) from and against all losses, liabilities, claims, damages and expenses (including but not limited to reasonable attorney fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (collectively, "LOSSES"), arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by BAV or any Holder expressly for use therein; provided, that the Company shall not be liable to BAV or any Holder (or any person controlling any of the Holders) to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any prospectus if either (A) (i) BAV or any of the Holders failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by the Holders of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having

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previously been furnished by or on behalf of the Company with copies of the
Prospectus as so amended or supplemented, the Holders thereafter fail to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such Losses arise. The Company shall also indemnify each underwriter and each person who controls such person (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Holder.

     (b) Indemnification by Holder. In connection with any Registration Statement in which the Holders are participating, BAV or the Holders shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and each Holder agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers and each other person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), from and against all Losses in each case arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by BAV or the Holders to the Company expressly for use in such Registration Statement, Prospectus or preliminary prospectus. In no event shall the liability of BAV or any of the Holders hereunder exceed the net proceeds received from sales of its Registrable Securities. The Company shall be entitled to receive indemnities from underwriters participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons expressly for use in any Prospectus or Registration Statement.

     (c) Conduct of Indemnification Proceedings. If any person shall be entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the "INDEMNIFYING PARTY") of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, that the failure to so notify the Indemnifying Party shall not relieve the Indemnified Party from any obligation or liability except to the extent that the Indemnified Party has been prejudiced materially by such failure. All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the Indemnified Party on a quarterly basis following written notice thereof to the Indemnified Party (notwithstanding the absence of judicial determination as to the propriety and enforceability of the Indemnified Party's obligation to reimburse the Indemnified Party for such expense and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction). In case any such action is brought against an Indemnified Party, the Indemnified Party shall be entitled to participate therein and it may elect by written notice delivered to the Indemnified Party within a reasonable period of time after receiving the aforesaid notice from such Indemnified Party, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant for plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnified Party, in lieu of indemnifying such Indemnified Party, shall, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnified Party or indemnifying parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnified Party or indemnifying parties, on the one hand, and such Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged

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omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnified Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable legal or other reasonable fees or expenses incurred by such party in connection with any proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding this Section 5(d), if any of the Holders are the Indemnifying Party, such Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this Section 5 shall survive so long as Registrable Securities remain outstanding, notwithstanding any termination of this Agreement.

     6. Rule 144 Information Requirements. For so long as any Registrable Securities are "restricted securities" under Rule 144, the Company agrees to timely file the reports required to be filed by it under the Securities Act and the Exchange Act.

     7. Sale without Registration. The Holders agree to comply in all respects with the provisions of this Section 7 so long as each certificate representing the Shares is required to bear the legend in substantially the form set forth in the Stock Purchase Agreement among the Holders and the Company (or any similar legend). Prior to any proposed transfer of any Registrable Securities by the Holders which shall not be registered under the Securities Act, the Holders shall give written notice to the Company of its intention to effect such transfer, accompanied by: (a) such information as is reasonably necessary in order to establish that such transfer may be made without registration under the Securities Act; and (b) at the expense of such Holder or such Holder's transferee, an unqualified written opinion of legal counsel, satisfactory in form and substance to the Company, to the effect that such transfer may be made without registration under the Securities Act; provided that nothing contained in this Section 7 shall relieve the Company from complying with its obligations pursuant to Section 2 of this Agreement.

     8. Transfer of Rights. The rights granted to the Holders under Section 2 hereof may be assigned to any transferee or assignee who is (a) a subsidiary, parent, LLC, general partner, limited partner, retired partner, member or retired member of a Holder, (b) a Holder's ancestors, descendants or spouse or to trusts for the benefit of such persons or such Holder or (c) a client, employee or member of BAV, provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) the Company is given written notice of any such transfer five (5) Business Days prior to the date of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned and (iii) the transferee or assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company and provided further that the transferee or assignee of such rights assumes in writing in a form reasonably acceptable to the Company the obligations of the Holders under this Agreement. Notwithstanding the above, BAV shall be permitted to transfer or assign its rights to Bank of America Ventures, L.P. without the requirements set forth in Section 8.

     9. Miscellaneous.

     (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary

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damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) No Conflicting Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which materially conflicts with the rights granted to the Holders in this Agreement.

     (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a majority of the Holders.

     (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

          (i) if to the Holders, c/o BankAmerica Ventures, 950 Tower Lane, Suite 700, Foster City, California 94404, Attention: Mark Brooks and Robert S. Fore, or to such other address as a Holder may hereafter furnish to the Company in writing in accordance herewith, with a copy to Julia Davidson, Cooley Godward LLP, Five Palo Alto Square, Palo Alto, CA 94306-2155.

          (ii) if to the Company, to Cardiac Pathways Corporation, 995 Benecia Avenue, Sunnyvale, California 94086, Attention: G. Michael Latta, Chief Financial Officer, or to such other address as the Company may hereafter furnish to BAV in writing in accordance herewith, with a copy to Chris F. Fennell, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Shares. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with

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respect to the Shares. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

     (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     (l) Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

     (m) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the earlier of (i) May 20, 2004, or (ii) or when all of the Registrable Securities have been sold or cease to be Registrable Securities.

     (n) Actions by the Holders. Any action to be taken by the Holders pursuant to the Agreement may be taken by the Holders of a majority of the Registrable Securities.

     The foregoing Registration Rights Agreement is hereby executed as of the date first above written.

                                          "COMPANY"

                                          CARDIAC PATHWAYS CORPORATION

                                          By:

                                            ------------------------------------
                                          William N. Starling
                                          President and Chief Executive Officer

                                          "HOLDERS"

                                          BANKAMERICA VENTURES

                                          By:

                                            ------------------------------------
                                          Title:

                                             -----------------------------------

                                          MORGAN STANLEY VENTURE PARTNERS III,
                                          L.P.

                                          By: Morgan Stanley Venture Partners
                                              III, L.L.C.
                                            its General Partner
                                          By: Morgan Stanley Venture Capital
                                              III, Inc.,
                                            its Institutional Managing Member
                                          By:

                                            ------------------------------------
                                          Name:
                                          Title:
                                          Address: 1221 Avenue of the Americas
                                               New York, New York 10020
                                          Fax:     (212) 762-8424

                                          MORGAN STANLEY VENTURE INVESTORS III,
                                          L.P.

                                          By: Morgan Stanley Venture Partners
                                              III, L.L.C.
                                            its General Partner
                                          By: Morgan Stanley Venture Capital
                                              III, Inc.,
                                            its Institutional Managing Member
                                          By:

                                            ------------------------------------
                                          Name:
                                          Title:
                                          Address: 1221 Avenue of the Americas
                                               New York, New York 10020
                                          Fax:     (212) 762-8424

                                          MORGAN STANLEY VENTURE PARTNERS
                                          ENTREPRENEUR FUND, L.P.

                                          By: Morgan Stanley Venture Partners
                                              III, L.L.C.
                                            its General Partner
                                          By: Morgan Stanley Venture Capital
                                              III, Inc.,
                                            its Institutional Managing Member
                                          By:

                                            ------------------------------------
                                          Name:
                                          Title:
                                          Address: 1221 Avenue of the Americas
                                               New York, New York 10020
                                          Fax:     (212) 762-8424

                                          VAN WAGONER CAPITAL MANAGEMENT

                                          By:

                                            ------------------------------------
                                          Name:
                                          Title:
                                          Address:
                                          Fax:     (415) 835-5050

                                          STATE OF WISCONSIN INVESTMENT BOARD

                                          By:

                                            ------------------------------------
                                          Name: John Nelson
                                          Title: Investment Director
                                          Address:
                                          Fax:

                                          --------------------------------------
                                          THOMAS FOGARTY

                                   SCHEDULE 1

                              SCHEDULE OF HOLDERS

                                                                                     NUMBER OF SHARES
                                                                                      OF REGISTRABLE
              HOLDER AND BENEFICIAL OWNER                NOMINEE AND RECORD HOLDER      SECURITIES
              ---------------------------                -------------------------   ----------------
BankAmerica Ventures...................................                                    10,000
Morgan Stanley Venture Partners III, L.P...............                                     8,773
Morgan Stanley Venture Investors III, L.P..............                                       842
Morgan Stanley Venture Partners Entrepreneurs Fund,
  L.P. ................................................                                       385
Van Wagoner Capital Management.........................                                     5,000
State of Wisconsin Investment Board....................                                     6,000
Thomas Fogarty.........................................                                       500

                                   EXHIBIT D

                                VOTING AGREEMENT

     This Voting Agreement ("AGREEMENT") is made and entered into as of May 11, 1999 between Cardiac Pathways Corporation, a Delaware corporation ("COMPANY"), and the undersigned stockholder ("STOCKHOLDER") of the Company, a Delaware corporation.

                                    RECITALS

     A. Concurrently with the execution of this Agreement, the Company and BankAmerica Ventures ("BAV") have entered into a Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT") which provides for the purchase of the Company's Series B Convertible Preferred Stock (the "FINANCING").

     B. The Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of such number of shares of the outstanding Common Stock of the Company as is indicated on the final page of this Agreement.

     C. Company desires the Stockholder to agree, and the Stockholder is willing to agree to vote the Shares and any other such shares of capital stock of the Company so as to facilitate consummation of the Financing.

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, the parties agree as follows:

     1. Certain Definitions

     For purposes of this Voting Agreement:

          (a) "ACQUISITION PROPOSAL" shall mean any offer, proposal or inquiry contemplating or otherwise relating to any Acquisition Transaction.

          (b) "ACQUISITION TRANSACTION" shall mean any transaction (other than as contemplated by the Purchase Agreement) involving:

             (1) any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (i) in which the Company is a constituent company, (ii) in which a person or "group" (as defined in the Exchange Act of 1934, as amended and the rules promulgated thereunder) of persons directly or indirectly acquires the Company or more than 20% of the Company's business or directly or indirectly acquires beneficial or record ownership of securities representing, or exchangeable for or convertible into, more than 20% of the outstanding securities of any class of voting securities of the Company, or (iii) in which the Company issues securities representing more than 20% of the outstanding securities of any class of voting securities of the Company;

             (2) any sale, lease, exchange, transfer, license, acquisition or disposition of more than 20% of the assets of the Company; or

             (3) any liquidation or dissolution of the Company.

          (c) "COMPANY COMMON STOCK" shall mean the common stock, par value
     $.               per share, of the Company.

          (d) "EXPIRATION DATE" shall mean the earlier of (i) the date upon which the Purchase Agreement is validly terminated, or (ii) the date upon which the closing (as defined in the Purchase Agreement, hereinafter, the "Closing") occurs.

          (e) Stockholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if Stockholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

          (f) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

          (g) "REPRESENTATIVES" shall mean officers, directors, employees, agents, attorneys, accountants, advisors and representatives.

          (h) "SHARES" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

          (i) A Person shall be deemed to have a effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

     2. Agreement to Vote Shares. From the date of this Agreement to the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the Stockholders of the Company with respect to any of the following, Stockholder shall vote the Shares: (i) in favor of approval of the Purchase Agreement and the Financing and any matter that could reasonably be expected to facilitate the Financing; and (ii) against (a) approval of any proposal made in opposition to or competition with consummation of the Financing; (b) any liquidation or winding up of the Company; and (c) any action that would make consummation of the financing unfeasible (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL"). Stockholder agrees not to take any actions contrary to Stockholder's obligations under this Agreement.

     3. Irrevocable Proxy. Contemporaneously with the execution of this Voting
Agreement: (i) Stockholder shall deliver to the Company a proxy in the form attached to this Voting Agreement as EXHIBIT A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "PROXY"); and (ii) Stockholder shall cause to be delivered to the Company an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Stockholder.

     4. Transfer of Shares.

     4.1 Transferee of Shares to be Bound by this Agreement. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Shares to be effected unless each Person to which any of such Shares, or any interest in any of such Shares, is or may be transferred shall have: (a) executed a counterpart of this Voting Agreement and a proxy in the form attached hereto as Exhibit A; and (b) agreed to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Voting Agreement.

     4.2 Transfer of Voting Rights. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall ensure that: (a) none of the Shares is deposited into a voting trust; and
(b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Shares.

     5. No Solicitation. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not, directly or indirectly, and Stockholder shall ensure that his Representatives do not, directly or indirectly: (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition or take any action that could reasonably be expected to lead to an Acquisition Proposal;
(ii) furnish any information regarding the Company or any direct or indirect subsidiary of the Company to any Person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal; or (iii) engage in discussions with any Person with respect to any Acquisition Proposal. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that his Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal.

     6. Representations, Warranties and Covenants of the
Stockholder. Stockholder hereby represents, warrants and covenants to Parent as follows:

     6.1 Ownership of Shares. Stockholder (i) is the beneficial owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of the Company other than the Shares (excluding shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law); and
(iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy. This Voting Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     6.2  No Conflicts of Consents.

     (a) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which he or any of his properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Shares pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected.

     (b) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

     6.3 Accuracy of Representations. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the Closing as if made on that date.

     6.4 No Proxy Solicitations. Stockholder will not, and will not permit any entity under Stockholder's control to: (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Financing; (ii) initiate a Stockholders' vote or action by written consent of the Company Stockholders with respect to an Opposing Proposal; or (iii) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Opposing Proposal.

      7. Additional Documents. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent and Stockholder, as the case may be, to carry out the intent of this Agreement.

      8. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Closing Date of the Financing (as defined in the Purchase Agreement.

      9. Legend. Immediately after the execution of this Voting Agreement (and from time to time upon the acquisition by Stockholder of Ownership of any shares of Company Common Stock prior to the Expiration Date), Stockholder shall ensure that each certificate evidencing any outstanding shares of Company Common Stock or other securities of the Company Owned by Stockholder bears a legend in the following form:

     THE SECURITY OR SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE VOTING AGREEMENT DATED AS OF MAY 12, 1999 BETWEEN THE ISSUER AND THE STOCKHOLDER, AS IT MAY BE AMENDED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

     10. Miscellaneous.

     10.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     10.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, either this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other. Without limiting any of the restrictions set forth in Section 4 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Shares are transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.

     10.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     10.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

     10.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telex, facsimile, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

     If to the Company to:

           Cardiac Pathways Corporation
           995 Benecia Avenue
           Sunnyvale, California 94086
           Telephone: (408) 737-0505
           Facsimile: (408) 737-1700

           Attention: G. Michael Latta, Chief Financial Officer with a copy to:

           Wilson Sonsini Goodrich & Rosati
           650 Page Mill Road
           Palo Alto, CA 94304-1050
           Telephone: (650) 493-9300
           Facsimile: (650) 845-5000

           Attention: Chris F. Fennell, Esq.

     If to the Stockholder:

           At the address provided on Signature Page

     or to such other address or facsimile numbers as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address or facsimile number shall only be effective upon receipt.

     10.6  Governing Law; Venue.

     (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California.

     (b) Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the County of Santa Clara, California. Stockholder:

           (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of Santa Clara, California (and each appellate court located in the State of California), in connection with any such legal proceeding;

           (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth on the signature page attached hereto shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

           (iii) agrees that each state and federal court located in the County of Santa Clara, California, shall be deemed to be a convenient forum; and

           (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of Santa Clara, California, any claim that Stockholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

Nothing contained in this Section 10.6 shall be deemed to limit or otherwise affect the right of the Company to commence any legal proceeding or otherwise proceed against Stockholder in any other forum or jurisdiction.

     (c) STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

     10.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

     10.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     10.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

     10.10 Attorneys' Fees. If any legal action or other legal proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought against Stockholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

     10.11 Waiver. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Voting Agreement, or any power, right, privilege or remedy of the Company under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                          CARDIAC PATHWAYS CORPORATION

                                          By:
                                          --------------------------------------
                                          Name: William Starling
                                          Title:   President and Chief Executive
                                          Officer

                                          STOCKHOLDER

                                          --------------------------------------
                                          Name:

                                          Stockholder's Address for Notice:

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                                    Facsimile Number:

                                          Shares beneficially owned:

                                          ________________ shares of Common
                                          Stock

                                   EXHIBIT A

                               IRREVOCABLE PROXY

     The undersigned Stockholder of Cardiac Pathways Corporation, a Delaware corporation ("COMPANY"), hereby irrevocably appoints the William Starling and G. Michael Latta, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the shares of capital stock of Company beneficially owned by the undersigned, which shares are listed on the final page of this Proxy, (ii) any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, and (iii) any and all other shares of capital stock of the Company which the undersigned may acquire on or after the date hereof, until such time as that certain Series B Convertible Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT"), among the Company and BankAmerica Ventures ("BAV"), which provides for the purchase of the Company's Series B Convertible Preferred Stock (the "FINANCING"), shall be terminated in accordance with its terms or the Closing (as defined in the Purchase Agreement) occurs (the "EXPIRATION DATE"). (The shares of capital stock of Company referred to in clauses (i), (ii) and (iii) above are collectively referred to as the "Shares"). Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given.

     This Proxy is irrevocable, is coupled with an interest, is granted pursuant to the Voting Agreement dated as of May 11, 1999 between Company and the undersigned Stockholder (the "VOTING AGREEMENT"), and is granted in consideration of BAV entering into the Purchase Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company stockholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of approval of the Purchase Agreement and the Financing and any matter that could reasonably be expected to facilitate the Financing, and (ii) against (a) approval of any proposal made in opposition to or competition with the consummation of the Financing, (b) any liquidation or winding up of the Company and (c) any action that would make the consummation of the Financing unfeasible.

     The attorneys and proxies named above may only exercise this Proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the Stockholders of Company and in every written consent in lieu of such meeting or otherwise, (i) in favor of approval of the Purchase Agreement and the Financing and any matter that could reasonably be expected to facilitate the Financing, and (ii) against (a) approval of any proposal made in opposition to or competition with consummation of the Financing, (b) any liquidation or winding up of the Company, and (c) any action that would make the consummation of the Financing unfeasible, and may not exercise this Proxy on any other matter. The undersigned Stockholder may vote the Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the heirs, estates, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any shares).

     This Proxy is irrevocable.

     If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

     This proxy shall terminate upon the earlier of the valid termination of the Purchase Agreement or the closing of the Financing.

        Dated: May 11, 1999

        Signature of Stockholder:

        Print Name of Stockholder:

        Shares beneficially owned: shares of Common Stock

                                                                      APPENDIX B

                         SECURITIES PURCHASE AGREEMENT

                                  DATED AS OF

                                  MAY 20, 1999

                                     AMONG

                          CARDIAC PATHWAYS CORPORATION

                                      AND

                          THE PURCHASERS LISTED ON THE
                             SIGNATURE PAGES HEREOF

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
                         ARTICLE 1

                        DEFINITIONS
SECTION 1.01. Definitions...................................     B-1

                         ARTICLE 2

              PURCHASE AND SALE OF SECURITIES

SECTION 2.01. Commitments to Purchase.......................     B-3
SECTION 2.02. The Closings..................................     B-3

                         ARTICLE 3

               REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Organization, Standing, etc...................     B-3
SECTION 3.02. Authorization; Noncontravention...............     B-4
SECTION 3.03. Binding Effect................................     B-4
SECTION 3.04. Capitalization................................     B-4
SECTION 3.05. Litigation, Proceedings; No Defaults..........     B-5
SECTION 3.06. Investment Company............................     B-5
SECTION 3.07. Governmental Regulation.......................     B-5
SECTION 3.08. Solicitation; Access to Information...........     B-5
SECTION 3.09. Qualified Small Business......................     B-5
SECTION 3.10. Small Business Concern........................     B-5

                         ARTICLE 4

        REPRESENTATIONS AND WARRANTIES OF PURCHASERS

SECTION 4.01. Private Placement.............................     B-6
SECTION 4.02. Authority; No Other Action....................     B-6
SECTION 4.03. Margin Compliance.............................     B-6
SECTION 4.04. Source of Funds...............................     B-6

                         ARTICLE 5

              CONDITIONS PRECEDENT TO CLOSING

SECTION 5.01. Conditions to Purchaser's Obligations.........     B-6
SECTION 5.02. Conditions to Issuer's Obligations............     B-7

                         ARTICLE 6

                         COVENANTS

SECTION 6.01. Incorporation of Affirmative Covenants from
  the Credit Agreement......................................     B-8
SECTION 6.02. Incorporation of Negative Covenants from the
  Credit Agreement..........................................     B-8
SECTION 6.03. Furnishing of Information.....................     B-8
SECTION 6.04. Use of Proceeds...............................     B-8
SECTION 6.05. Notice of Shareholder Meetings................     B-8
SECTION 6.06. Capitalization................................     B-8
SECTION 6.07. Qualified Small Business......................     B-8
SECTION 6.08. Small Business Administration Matters.........     B-9
SECTION 6.09. Regulatory Compliance Cooperation.............     B-9
SECTION 6.10. Board Observer Rights.........................     B-9

                                                                PAGE
                                                                ----
                         ARTICLE 7

                  LIMITATION ON TRANSFERS

SECTION 7.01. Restrictions on Transfer......................    B-10
SECTION 7.02. Restrictive Legends...........................    B-10
SECTION 7.03. Notice of Proposed Transfers..................    B-10

                         ARTICLE 8

                  CONVERSION OF SECURITIES

SECTION 8.01. Right to Convert Securities...................    B-10
SECTION 8.02. Conversion of Securities......................    B-11
SECTION 8.03. Equity Securities.............................    B-11
SECTION 8.04. Registration Rights...........................    B-11

                         ARTICLE 9

                       MISCELLANEOUS

SECTION 9.01. Notices.......................................    B-11
SECTION 9.02. No Waivers; Amendments........................    B-11
SECTION 9.03. Expenses; Documentary Taxes...................    B-12
SECTION 9.04. Payment.......................................    B-12
SECTION 9.05. Termination...................................    B-12
SECTION 9.06. Successors and Assigns........................    B-12
SECTION 9.07. California Law................................    B-12
SECTION 9.08. Counterparts; Effectiveness...................    B-12
SECTION 9.09. Entire Agreement..............................    B-12

Schedule I     --     Small Business Investment Companies.........................    B-24
Exhibit A      --     Form of Senior Convertible Floating Rate Bridge Note........    B-25
Exhibit B      --     Certificate of Designation..................................    B-32
Exhibit C      --     Form of Warrant.............................................    B-33
Exhibit D      --     Form of Security Agreement..................................    B-45

                         SECURITIES PURCHASE AGREEMENT

     AGREEMENT dated as of May 20, 1999 among Cardiac Pathways Corporation, a Delaware corporation (the "ISSUER"), and the Purchasers listed on the signature pages hereof (the "PURCHASERS"). The parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.01. Definitions. (a) Terms defined in the Credit Agreement referred to below and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

     (b) The following additional terms, as used herein, have the following meanings:

     "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

     "AGREEMENT" means this Agreement, as the same may be amended from time to time.

     "BAV" means BankAmerica Ventures, a California corporation.

     "BRIDGE SECURITIES" means the Issuer's Senior Convertible Floating Rate Bridge Notes substantially in the form set forth in Exhibit A hereto.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in San Francisco and the City of New York are authorized by law to close.

     "CERTIFICATE OF DESIGNATION" means the Certificate of Designation of the Issuer substantially in the form of Exhibit B hereto, setting forth the terms of the Preferred Stock.

     "CLOSING" and "CLOSING DATE" have the meanings set forth in Section
2.02(a).

     "COLLATERAL AGENT" means BankAmerica Ventures as collateral agent under the Collateral Documents.

     "COLLATERAL DOCUMENTS" means the Security Agreement and any other agreement pursuant to which the Issuer or any of its Subsidiaries provides a Lien on its assets in favor of the Collateral Agent for the benefit of the Purchasers, and all supplementary assignments, security agreements, pledge agreements, acknowledgments or other documents delivered or to be delivered pursuant to the terms hereof or of any Collateral Document.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK" means the common stock of the Issuer, par value $.001 per share.

     "CREDIT AGREEMENT" means the Loan and Security Agreement dated as of May 15, 1998, between the Issuer, and Silicon Valley Bank, together with the related documents thereto, including without limitation any security documents, in each case as in effect on May 17, 1999.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FINANCING DOCUMENTS" means this Agreement, the Bridge Securities and the Collateral Documents.

     "ISSUER" has the meaning set forth in the first paragraph of this Agreement.

     "ISSUER'S COUNSEL" means Wilson Sonsini Goodrich & Rosati.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, any Person shall be deemed to own subject to any Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "MSVP" means the collective reference to Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P. and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P., each a Delaware limited partnership.

     "OTHER FINANCING DOCUMENTS" means the Preferred Stock Purchase Agreement, the Registration Rights Agreement and the Voting Agreement.

     "PERMITTED TRANSFEREE" means a Person that is an Affiliate of a Purchaser (or, with respect to any Purchaser that is a trust, a successor trust, Affiliate, or beneficiary thereof) and to which such Purchaser transfers Bridge Securities.

     "PERSON" means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "PREFERRED STOCK" means the Series B Convertible Preferred Stock of the Issuer as set forth in the Certificate of Designation.

     "PREFERRED STOCK PURCHASE AGREEMENT" means the Series B Convertible Preferred Stock Purchase Agreement dated as of May 20, 1999 among the Issuer and the purchasers listed therein, as the same may be amended from time to time.

     "PURCHASER" means the Purchaser or Purchasers listed on the signature pages hereto together with any Permitted Transferee.

     "REGULATION D" has the meaning set forth in Section 3.08 hereof.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of May 20, 1999 among the Issuer and the holders listed therein, as the same may be amended from time to time.

     "REQUIRED PURCHASERS" means at any time prior to the Closing Date, Purchasers who have agreed to purchase, or, at any time after the Closing Date, holders of more than, 50% of the aggregate principal amount of the Bridge Securities.

     "SECURITIES" means the Bridge Securities and the Preferred Stock issuable upon conversion of the Bridge Securities.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITY AGREEMENT" means the Security Agreement dated as of May 20, 1999 between the Issuer and the Collateral Agent, substantially in the form of Exhibit D.

     "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "SWIB" means State of Wisconsin Investment Board.

     "TRANSFER" means any disposition of Securities that would constitute a sale thereof under the Securities Act.

     "VOTING AGREEMENT" means the Voting Agreement dated as of May 20, 1999 between the Issuer and the stockholder listed therein, as the same may be amended from time to time.

     "WARRANT" means warrants exercisable for shares of Preferred Stock, substantially in the form of Exhibit C hereto.

     "WARRANT PURCHASE PRICE" means $1.00.

                                   ARTICLE 2

                        PURCHASE AND SALE OF SECURITIES

     SECTION 2.01 Commitments to Purchase. Upon the basis of the representations and warranties herein contained of each Purchaser, the Issuer agrees to issue and sell to each Purchaser listed on the signature pages hereto and each Purchaser, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees severally but not jointly, to purchase from the Issuer on each Closing Date the Bridge Securities in the principal amount and at the price as is set forth below such Purchaser's name on the signature pages hereof in respect of such Closing Date.

     SECTION 2.02 The Closings. (a) The purchases and sales of the Securities will take place at two closings (individually, a "Closing") at the offices of Davis Polk & Wardwell, or at such other location as the Issuer and the Purchasers shall agree. The initial Closing shall be held on a date as soon as practicable after all conditions to the obligation of the Purchasers to purchase the Securities hereunder specified in Section 5.01(a)(i) have been fulfilled or waived. The second closing (if any) shall be held on a date as soon as practicable after all considerations to the obligations of the Purchasers to purchase the Securities hereunder specified in Section 5.01(b) have been fulfilled or waived. The Issuer shall notify each of the Purchasers of the date and time of the initial Closing (and the second Closing) not less than two Business Days prior to such date (or within such other time period as the parties mutually agree), and each Closing shall occur on such date or such other date as the parties hereto agree. Such notice shall also specify the principal amount and purchase price of the Bridge Securities to be purchased by such Purchaser at such Closing. The maximum principal amount of Bridge Securities to be purchased by each Purchaser hereunder at each of the Closings shall be as set forth on the signature pages hereof, and the price of all Bridge Securities purchased hereunder shall be the same as that set forth on the signature pages hereof. The date and time of each Closing is referred to herein as the "CLOSING DATE".

     (b) On each Closing Date, each Purchaser shall deliver to the Issuer, by wire transfer to the account number of the Issuer listed on the signature pages hereof in immediately available funds or by federal funds check, an amount equal to the aggregate purchase price of the Bridge Securities being purchased by such Purchaser from the Issuer on such Closing Date.

     (c) At each Closing, the Issuer shall deliver to each Purchaser, against payment of the purchase price therefor, (i) one or more certificates evidencing the Bridge Securities being purchased by such Purchaser at such Closing, in definitive form and registered in such name or names, and in such denominations, as such Purchaser shall request not later than one Business Day prior to the applicable Closing Date. The authorized minimum denomination for the Bridge Securities upon original issuance thereof is $250,000 and any larger multiple of $100,000.

     (d) The second Closing shall be held not later than the date specified by the Required Purchasers in the notice delivered to the Issuer pursuant to
Section 5.01(b).

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

     The Issuer represents and warrants to each Purchaser as follows:

     SECTION 3.01 Organization, Standing, etc. The Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as conducted to date.

     SECTION 3.02 Authorization; Noncontravention. The execution, delivery and performance by the Issuer of this Agreement and the Bridge Securities are within the Issuer's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official other than such actions or filings which have been taken or made or will be taken or made on or prior to the time required under any such agreement (except the failure either singly or in the aggregate to take such actions and make such filings which would not have any bearing on the validity and enforceability of this Agreement) and do not contravene or constitute a default under (i) any provision of applicable law or regulation (including Regulations T, U and X of the Board of Governors of the Federal Reserve System (the "FEDERAL RESERVE BOARD")), (ii) the certificate of incorporation or bylaws of the Issuer or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer or result in the creation or imposition of any Lien on any asset of the Issuer or any of its Subsidiaries.

     SECTION 3.03 Binding Effect. This Agreement has been duly executed and delivered by the Issuer and constitutes a valid and binding agreement of the Issuer (except to the extent that rights to indemnity in respect of liabilities under federal and state securities laws provided in the Agreement may be limited under such laws), and the Bridge Securities, when executed and delivered by the Issuer in accordance with this Agreement, will constitute valid and binding obligations of the Issuer.

     SECTION 3.04 Capitalization. (a) The authorized capital stock of the Issuer consists of 30,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Preferred Stock, $.001 par value per share, of which 50,000 shares have been designated Series A Participating Preferred Stock, 30,000 shares have been designated Series B Convertible Preferred Stock and 4,920,000 are undesignated. As of the date hereof, (i) 10,038,578 shares of Common Stock, all of which are validly issued, fully paid and nonassessable, no shares of Series A Participating Preferred Stock and no shares of Series B Convertible Preferred Stock were issued and outstanding; (ii) no shares were held in treasury by the Issuer or by any subsidiaries of the Issuer; (iii) 2,866,629 shares of Common Stock were reserved for issuance under the Issuer's stock plans (including (A) 1,442,440 shares of Common Stock reserved for issuance under the Issuer's 1991 Stock Option Plan, 1,067,591 shares of which were subject to outstanding options and 374,849 of which were reserved for future grants, (B) 60,000 shares of Common Stock were reserved for issuance under the Issuer's 1996 Director Option Plan, 33,000 shares of which were subject to outstanding options and 27,000 of which were reserved for future grants, (C) 400,000 shares of Common Stock were reserved for issuance under the Issuer's 1998 Non-Statutory Stock Option Plan, 143,818 of which were subject to outstanding options and 256,182 shares of which were available for future grants, (D) 920,506 shares of Common Stock were reserved for issuance under the Issuer's 1998 Employee Stock Purchase Plan, 40,506 shares of which were available for future purchase in fiscal 1999 and 880,000 of which may be purchased in maximum amounts of 200,000 shares per fiscal year commencing July 1, 1999 and (E) 43,683 shares were subject to an outstanding nonstatutory option granted outside of the plans); and (iv) 143,141 shares of Common Stock and related Preferred Stock Purchase Rights were subject to outstanding warrants to purchase such shares. All shares of the Issuer's Common Stock subject to issuance as specified above, on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of the Issuer or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of the Issuer's capital stock or the capital stock of any of the Issuer's subsidiaries or make any investment (in the form of a loan, capital contribution or otherwise) in any such subsidiary or any other entity other than as contemplated by this Agreement. All of the outstanding shares of capital stock of each Subsidiary of the Issuer are duly authorized, validly issued, fully paid and nonassessable, and all such shares (other than directors' qualifying shares) are owned by the Issuer or another subsidiary of the Issuer free and clear of all security interests, liens, claims, pledges, agreements, limitations on the Issuer's voting rights, charges or other encumbrances of any nature. The Common Stock is quoted on the Nasdaq National Market.

     (b) The Preferred Stock, when issued and delivered to the Purchasers in accordance with this Agreement, shall be entitled to the benefits set forth in the certificate of incorporation of the Issuer and the Certificate of Designation. Upon any conversion of Bridge Securities into Preferred Stock in accordance with this Agreement, all of such shares shall be validly issued, fully paid and nonassessable and free and clear of any Lien or other right or claim. The issuance of such shares of Preferred Stock is not subject to any preemptive or similar rights and holders of such shares of Preferred Stock will not be entitled to any preemptive or similar rights. Except as set forth in Section 3.04(a) and as provided in Article 8, immediately following the initial Closing Date, the Issuer will have outstanding no other shares of capital stock and no securities convertible into or exchangeable for, or options or other rights to acquire from the Issuer, or other obligations of the Issuer to issue, directly or indirectly, any shares of capital stock of the Issuer.

     SECTION 3.05. Litigation, Proceedings; No Defaults. (a) There is no action, suit or proceeding pending against, or to the best knowledge of the Issuer threatened against or affecting, the Issuer or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could, with reasonable likelihood (individually or in the aggregate) materially adversely affect the business, financial position, results of operations or prospects of the Issuer and its Subsidiaries, taken as a whole, or which in any manner draws into question the validity of this Agreement, the Securities, or any of the other documents delivered or to be delivered by the Issuer pursuant hereto or thereto.

     (b) The Issuer is not in violation of its certificate of incorporation or bylaws or in violation, breach or default under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument to which it is a party or which is binding upon it, which violation, breach or default (i) would affect the validity or enforceability of this Agreement, the Securities or any other agreement, instrument or document executed or to be executed by the Issuer pursuant hereto or thereto or (ii) would (individually or in the aggregate) impair the ability of the Issuer to perform in any material respect the obligations which it has under this Agreement, the Securities, or any such other agreement, instrument or document.

     SECTION 3.06. Investment Company. The Issuer is not, and after giving effect to the sale and issuance of the Bridge Securities (and any conversion thereof into the Preferred Stock or other equity securities of the Issuer), will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 3.07. Governmental Regulation. Except as required pursuant to the Securities Act, the Exchange Act and state securities laws, the Issuer is not subject to any Federal or state law or regulation limiting its ability to issue and perform its obligations under the terms of the Securities.

     SECTION 3.08. Solicitation; Access to Information. (a) No form of general solicitation or general advertising was used by the Issuer or, to the best of its knowledge, any other Person acting on its behalf, in respect of the Securities or in connection with the offer and sale of the Securities. Neither the Issuer nor any Person acting on behalf of the Issuer has, either directly or indirectly, sold or offered for sale to any Person any of the Securities or any other similar security of the Issuer except as contemplated by this Agreement.

     (b) The Issuer has not offered any Securities to any Person unless immediately prior to making such offer the Issuer had reasonable grounds to believe and did believe that such Person was an "Accredited investor" as defined in Regulation D ("REGULATION D") under the Securities Act, and, as of the date hereof, the Issuer has no reason to believe that such Person is not an "Accredited investor" as so defined.

     SECTION 3.09. Qualified Small Business. The Issuer is a "qualified small business" within the meaning of Section 1202(d) of the Code as of the date hereof. The Issuer further represents and warrants that, as of the date hereof, it meets the "active business requirement" of Section 1202(e) of the Code and it has made no "significant redemptions" within the meaning of Section 1202(c)(3)(B) of the Code.

     SECTION 3.10. Small Business Concern. The Issuer, together with its "affiliates" (as that term is defined in Section 121.103 of Title 13 of the Code of Federal Regulations (the "FEDERAL REGULATIONS")), is a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended (the "SMALL BUSINESS ACT"), and Part 121 of Title 13 of the Federal Regulations. The information delivered by the Issuer to each Purchaser on SBA Forms 480, 652 and 1031 of the Small Business Administration (the "SBA") delivered in connection herewith is accurate and complete. The Issuer is not ineligible for financing by any SBIC Investor pursuant to Section 107.720 of Title 13 of the Federal Regulations. The Issuer acknowledges that BankAmerica Ventures is a Federal licensee under the Small Business Act.

                                   ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

     Each Purchaser severally, and not jointly, hereby represents and warrants to the Issuer as follows:

     SECTION 4.01. Private Placement. (a) Such Purchaser understands that (i) the offering and sale of the Securities is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act, and (ii) there is no existing public or other market for the Securities and there can be no assurance that any Purchaser will be able to sell or dispose of such Purchaser's Securities.

     (b) The Securities to be acquired by such Purchaser pursuant to this Agreement are being acquired for its own account and without a view to the public distribution of such Securities or any interest therein; provided that each Purchaser shall have the right at all times to sell or otherwise dispose of all or any part of the Securities so acquired by such Purchaser pursuant to a registration, or exemption therefrom, under the Securities Act.

     (c) Such Purchaser is an "Accredited investor" as such term is defined in Regulation D.

     (d) Such Purchaser is not a broker-dealer subject to Regulation T of the Federal Reserve Board.

     (e) Such Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and such Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Securities.

     (f) Such Purchaser has been given the opportunity to ask questions of, and receive answers from, the Issuer concerning the terms and conditions of the Securities and other related matters. Each Purchaser further represents and warrants to the Issuer that the Issuer has made available to such Purchaser or its agents all documents and information relating to an investment in the Securities requested by or on behalf of such Purchaser. In evaluating the suitability of an investment in the Securities, the Purchaser has not relied upon any other representations or other information (whether oral or written) made by or on behalf of the Issuer other than as contemplated by the two preceding sentences.

     SECTION 4.02. Authority; No Other Action. (a) The execution, delivery and performance of this Agreement are within such Purchaser's powers (corporate or otherwise) and have been duly authorized on its part by all requisite action (corporate or otherwise).

     (b) No action by or in respect of, or filing with, any governmental authority, agency or official is required for the execution, delivery and performance of this Agreement by such Purchaser, other than a "control certificate" to be filed with the SBA within 30 days of the initial Closing Date.

     SECTION 4.03. Margin Compliance. Such Purchaser is not relying, directly or indirectly, on any "margin stock" (as defined in Regulation U of the Federal Reserve Board) as collateral for the Securities.

     SECTION 4.04 Source of Funds. If any part of the funds to be used to purchase the Securities constitutes assets of any employee benefit plan within the meaning of Section 3 of ERISA, such Securities are being purchased pursuant to an available exemption from the provisions of Section 406 of ERISA and
Section 4975 of the Code.

                                   ARTICLE 5

                        CONDITIONS PRECEDENT TO CLOSING

     SECTION 5.01 Conditions to Purchaser's Obligations. (a) The obligation of each Purchaser to purchase the Securities to be purchased by it hereunder on each Closing Date is subject to the satisfaction, simultaneously with or prior to such Closing Date, of the following conditions:

          (i) The representations and warranties of the Issuer contained herein shall be true and correct in all material respects on and as of such Closing Date as if made on and as of such date;

          (ii) Each of the Purchasers shall have received duly executed counterparts of each Financing Document and each Other Financing Document;

          (iii) No Event of Default (within the meaning of the Credit Agreement) shall have occurred and be continuing;

          (iv) The Collateral Agent shall have received all signed UCC financing statements reasonably requested by the Collateral Agent to perfect its security interests in the Collateral and evidence satisfactory to the Collateral Agent that arrangements satisfactory to it have been made for filing such UCC financing statements on or promptly after the Closing Date;

          (v) The Collateral Agent shall have received all signed UCC-3 termination statements from Silicon Valley Bank together with a payoff letter in connection with the repayment of the loans outstanding under the Credit Agreement;

          (vi) Each of the Purchasers shall have received the Warrants to purchase the number of shares of Preferred Stock set forth below such Purchaser's name on the signature pages hereof and such Purchaser shall have paid to the Issuer the Warrant Purchase Price in respect thereof;

          (vii) The Issuer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to such Closing Date;

          (viii) Each of the Purchasers shall have received duly executed certificates representing the Bridge Securities being purchased by such Purchaser pursuant hereto;

          (ix) Such Purchaser's purchase of and payment for the Securities shall not be prohibited by any applicable law, court order or governmental regulation;

          (x) Each Purchaser shall have received a certificate dated such Closing Date signed by an executive officer of the Issuer to the effect set forth in subsections 5.01(a)(i) and 5.01(a)(iii);

          (xi) Each Purchaser shall have received an opinion, dated such Closing Date, of Issuer's Counsel, substantially in the form of Exhibit E hereto;

          (xii) The Purchasers shall have received all documents reasonably requested by the Purchasers relating to the existence of the Issuer, the corporate authority for entering into, and the validity of, this Agreement, the Bridge Securities and any other matters relevant hereto and thereto, all in form and substance reasonably satisfactory to the Purchasers; and

          (xiii) The Issuer shall have executed and delivered to the Purchasers a Size Status Declaration on SBA Form 480 and an Assurance of Compliance on SBA Form 652, and shall have provided to BAV, the information requested by the Purchasers necessary for the preparation by BAV of a Portfolio Financing Report on SBA Form 1031.

     (b) The obligation of each Purchaser to purchase the Securities to be purchased by it hereunder on the second Closing Date is subject to the satisfaction, at or prior to the second Closing Date, of the following additional condition: The Required Purchasers shall have delivered a notice to the Issuer requesting that the Issuer issue to each Purchaser Securities in the amounts set forth below such Purchaser's name on the signature pages hereof no later than two Business Days after delivery of such notice.

     SECTION 5.02 Conditions to Issuer's Obligations. The obligations of the Issuer to issue and sell the Securities pursuant to this Agreement on each Closing Date to any Purchaser are subject to the satisfaction, at or prior to such Closing Date, of the following conditions:

          (a) The representations and warranties of such Purchaser contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date;

          (b) Such Purchaser shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by such Purchaser at or prior to such Closing Date; and

          (c) The issue and sale of the Securities by the Issuer shall not be prohibited by any applicable law, court order or governmental regulation.

                                   ARTICLE 6

                                   COVENANTS

     SECTION 6.01. Incorporation of Affirmative Covenants from the Credit Agreement. The Issuer shall, and (where contemplated by the Credit Agreement) shall cause each of its Subsidiaries to, comply with the affirmative covenants set forth in Article 6 of the Credit Agreement other than those set forth in Sections 6.09, 6.10 and 6.11 thereof.

     SECTION 6.02. Incorporation of Negative Covenants from the Credit Agreement. The Issuer shall not, nor shall it permit its Subsidiaries to violate any of the negative covenants set forth in Article 7 of the Credit Agreement.

     SECTION 6.03. Furnishing of Information. As long as any Purchaser or any Permitted Transferee owns any Securities, the Issuer will furnish to such Purchaser any documents filed by the Issuer pursuant to Section 13, 14 or 15(d) of the Exchange Act and all annual, quarterly or other reports furnished to the Issuer's public securityholders and such additional information regarding the financial position or business of the Issuer and its Subsidiaries as such Purchaser may reasonably request; provided that if the Issuer is not subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Issuer will promptly furnish to such Purchaser:

          (a) As soon as available and in any event within 90 days after the end of each fiscal year of the Issuer, audited consolidated financial statements of the Issuer for such fiscal year prepared in accordance with GAAP, consistently applied, setting forth in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Commission by an independent public accountant of nationally recognized standing, and accompanied by a "Management's Discussion and Analysis of Financial Condition and Results of Operations" comparable to that which the Issuer would have been required to include in reports filed under Section 13 of the Exchange Act.

          (b) As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Issuer, unaudited consolidated financial statements of the Issuer for such fiscal quarter and for the portion of the Issuer's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Issuer's previous fiscal year, all certified (subject to normal year-end audit adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the principal financial and accounting officers of the Issuer.

     SECTION 6.04. Use of Proceeds. The proceeds from the issuance and sale of the Securities by the Issuer pursuant to this Agreement will be used solely to general corporate purposes in the ordinary course of business as listed on
Schedule II hereto.

     SECTION 6.05. Notice of Shareholder Meetings. The Issuer shall not hold any meeting of its shareholders to approve the Transaction unless it has given each Purchaser notice thereof at least 5 Business Days prior to the record date for shareholders eligible to vote at such shareholder meeting.

     SECTION 6.06. Capitalization. The Issuer shall not issue any capital stock or otherwise permit any change to its capitalization from that described in
Section 3.04 hereof except as contemplated by the Other Financing Documents.

     SECTION 6.07. Qualified Small Business. The Issuer will use its best efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any similar state laws and regulations. The Issuer further covenants to submit to its shareholders and to state and federal taxation authorities such forms and filings as may be required to document such compliance, including the California Franchise Tax Board Form 3565, Small Business Stock Questionnaire, with its franchise or income tax return for the current income year.

     SECTION 6.08. Small Business Administration Matters

     (a) The Issuer will provide to each Purchaser identified as a licensed Small Business Investment Company on Schedule I hereto (each an "SBIC INVESTOR"), and to the Small Business Administration (the "SBA"), reasonable access to the Issuer's books and records for the purpose of confirming the use of proceeds by the Issuer.

     (b) For a period of one year following the Closing, the Issuer will not change the nature of its business activity if such change would render the Issuer "ineligible" as provided in Section 107.720 of Title 13 of the Federal Regulations.

     (c) So long as any SBIC Investor holds any securities of the Issuer, the Issuer will at all times comply with the non-discrimination requirements of Sections 112, 113 and 117 of Title 13 of the Federal Regulations.

     (d) Within 45 days after the end of each fiscal year of the Issuer, and at such other times as an SBIC Investor may reasonably request in writing to the Issuer, the Issuer will deliver to such SBIC Investor a written assessment in form and substance reasonably satisfactory to such SIBC Investor as to the economic impact of such SBIC Investor's financing of the Issuer, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of such financing on the Issuer's business in terms of profits and with respect to taxes paid by the Issuer and its employees. The Issuer will promptly provide each SBIC Investor who so requests in writing to the Issuer, specifying in such written request the nature of such required information in reasonable detail, such information as such SBIC Investor requests, in order to permit such SBIC Investor to comply with such SBIC Investor's obligations under the Small Business Act of 1958, as amended (the "SMALL BUSINESS ACT"), and the regulations promulgated thereunder and related thereto. Any submission of financial information pursuant to this Section 6.08(d) shall be under cover of a certificate executed by the Issuer's president, chief executive officer, chief financial officer or treasurer, certifying that such information (i) relates to the Issuer, (ii) to the best of the Issuer's knowledge is accurate and (iii) if applicable, has been audited by the Issuer's independent auditors.

     SECTION 6.09. Regulatory Compliance Cooperation. In the event that any SBIC Investor determines that it has a Regulatory Problem (as defined below), it shall have the right to transfer its Securities in compliance with applicable state and federal securities laws, but without regard to any other restrictions on transfer set forth in this Agreement (provided that the transferee agrees to become a party to each such agreement), and the Issuer shall take all such actions as are reasonably requested by such SBIC Investor in order to (i) effectuate and facilitate any transfer by it of any securities of the Issuer then held by it to any person designated by such SBIC Investor, (ii) permit such SBIC Investor (or any of its affiliates) to exchange all or any portion of any voting security then held by it on a share-for-share basis for shares of a nonvoting security of the Issuer, which nonvoting security shall be identical in all respects to the voting security exchanged for it, except that it shall be nonvoting and shall be convertible into a voting security on such terms as are requested by it in light of regulatory considerations then prevailing, and (iii) amend this Agreement, as amended from time to time, to effectuate and reflect the foregoing. The parties to this Agreement agree to vote all of the Issuer's securities held by them in favor of such amendments and actions. For purposes of this Agreement, a "REGULATORY PROBLEM" means any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency that an SBIC Investor is not entitled to hold, or exercise any significant right with respect to, the underlying securities into which the Bridge Securities are convertible.

     SECTION 6.10. Board Observer Rights. The Issuer shall invite a representative of each of BAV, MSDWV and SWIB to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give each such representative copies of all notices, minutes, consents, and other materials (the "BOARD MATERIALS") that it provides to its directors at the same time as such Board Materials are provided to any of its directors; provided, however, that the Issuer may withhold any information and exclude any such representative of BAV, MSDWV and SWIB from any meeting or portion thereof if the disclosure of such material or discussion, in the opinion of counsel to the Issuer, would jeopardize the Issuer's attorney client privilege. The right granted to each of BAV, MSDWV and SWIB to attend meetings of the Issuer's Board of Directors and to receive Board Materials shall not be assignable.

                                   ARTICLE 7

                            LIMITATION ON TRANSFERS

     SECTION 7.01. Restrictions on Transfer. From and after the Closing Date and their respective dates of issuance, as the case may be, neither the Securities, nor any interest therein shall be transferable except that from and after October 31, 1999, such Securities or interests therein shall be transferable upon the conditions specified in Sections 7.02 and 7.03, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the Transfer of any of the Securities, or any interest therein. Each Purchaser will cause any proposed transferee of the Securities (or any interest therein) held by it to agree to take and hold such Securities (or any interest therein) subject to the provisions and upon the conditions specified in Sections
7.02 and 7.03.

     SECTION 7.02. Restrictive Legends. (a) Each certificate for Securities issued to a Purchaser or to a subsequent transferee shall (unless otherwise permitted by the provisions of Section 7.02(b) or Section 7.03 include a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY ALSO IS SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF MAY 20, 1999, A COPY OF WHICH MAY BE OBTAINED FROM CARDIAC PATHWAYS CORPORATION.

     (b) Subject to Section 7.03, any holders of Securities registered pursuant to the Securities Act and qualified under applicable state securities laws may exchange such Securities, as the case may be, upon transfer for new securities that shall not bear the legend set forth in Section 7.02(a).

     SECTION 7.03. Notice of Proposed Transfers. At least ten Business Days prior to any proposed Transfer (other than transfers by MSVP or BAV of some or all of the Securities (or interests therein) purchased by it hereunder pursuant to participation agreements or secondary note purchase agreements) of any Securities, the holder thereof shall give written notice to the Issuer of such holder's intention to effect such Transfer, setting forth the manner and circumstances of the proposed Transfer in reasonable detail. Such proposed Transfer (other than transfers to Permitted Transferees) may be effected only if the Issuer shall have received such notice of Transfer accompanied by (i) an opinion of counsel reasonably satisfactory to the Issuer, addressed to the Issuer, to the effect that the proposed Transfer of the Securities may be effected without registration under the Securities Act, (ii) representation letters in form and substance reasonably satisfactory to the Issuer to ensure compliance with the provisions of the Securities Act, and (iii) letters in form and substance reasonably satisfactory to the Issuer from each such transferee stating such transferee's agreement to be bound by the terms of this Article 7. Each certificate evidencing the Securities transferred as above provided shall bear the legend set forth in Section 7.02(a) except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that neither such legend nor the restrictions on Transfer in Sections 7.02 and 7.03 are required in order to ensure compliance with the provisions of the Securities Act.

                                   ARTICLE 8

                            CONVERSION OF SECURITIES

     SECTION 8.01. Right to Convert Securities. Subject to and upon compliance with the provisions of this Article 8, all outstanding Bridge Securities are convertible at the option of the Required Purchasers, at any time through the close of business on May 20, 2000, into fully paid and nonassessable shares of Preferred

Stock in accordance with the terms of the Preferred Stock Purchase Agreement; provided that prior to the satisfaction of any stockholder approval requirement of the Nasdaq National Market with respect to the issuance of the Bridge Securities, under no circumstance shall the Required Purchasers be permitted to convert the Bridge Securities into Preferred Stock.

     SECTION 8.02. Conversion of Securities. (a) In order to convert the Securities, the Required Purchasers shall deliver to the Issuer an irrevocable Notice of Conversion setting forth the principal amount of Securities outstanding as of such date, the accrued but unpaid interest thereon as of such date, together with the name or names, if other than any Purchaser, in which the shares of Preferred Stock should be issued upon conversion and surrender to the Issuer of all the outstanding Securities, duly endorsed or assigned to the Issuer or in blank. The number of shares of Preferred Stock to be delivered upon conversion of the Securities shall be determined by reference to the number obtained by dividing (i) the aggregate principal amount of all the Securities, plus accrued but unpaid interest thereon as of the Conversion Date (as defined below) by (ii) the "Per Share Purchase Price" of the Preferred Stock determined in accordance with the Preferred Stock Purchase Agreement.

     (b) The Issuer's delivery upon conversion of the fixed number of shares of Preferred Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Issuer's obligation to pay the principal amount at maturity of the portion of Securities so converted and any unpaid interest accrued on such Securities at the time of such conversion.

     SECTION 8.03. Equity Securities. (a) The Issuer shall reserve, free from pre-emptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

     (b) If any shares of Preferred Stock to be reserved for the purpose of delivery upon conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Issuer covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, provided, however, that nothing in this Section 8.03 shall be deemed to affect in any way the obligations of the Issuer to convert Securities into Preferred Stock as provided in this Article 8.

     (c) The Issuer covenants that all shares of Preferred Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Issuer and free of pre-emptive rights.

     SECTION 8.04 Registration Rights. The Issuer agrees that each Purchaser shall be entitled to the benefits of the Registration Rights Agreement with respect to any Preferred Stock issued upon conversion of Bridge Securities and that any Preferred Stock received by such Purchaser upon conversion of Securities pursuant to this Article 8 shall be deemed to be "Registrable Securities" within the meaning of the Registration Rights Agreement.

                                   ARTICLE 9

                                 MISCELLANEOUS

     SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telex, telecopier or similar writing) and shall be given to such party at its address, telex or telecopier number set forth on the signature pages hereof, or such other address, telex or telecopier number as such party may hereinafter specify for the purpose to the party giving such notice. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section and the appropriate answerback is received or, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or, (iii) if given by any other means, when delivered at the address specified in this Section 9.01.

     SECTION 9.02. No Waivers; Amendments. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Issuer and the Required Purchasers; provided that no such amendment or waiver shall, unless signed by all of the Purchasers, (i) change the amount or terms of any Bridge Securities to be purchased by any Purchaser pursuant to this Agreement, (ii) extend the period of time during which the Purchasers shall be obligated to purchase Bridge Securities pursuant to this Agreement or (iii) change the number of Purchasers that shall be required for the Purchasers or any of them to take any action under this Section 9.02(b) or any other provision of this Agreement.

     SECTION 9.03. Expenses; Documentary Taxes. The Issuer shall pay all reasonable fees and disbursements of Special Counsel in connection with the purchase and sale of the Bridge Securities as contemplated by this Agreement or any amendments thereto. In addition, the Issuer shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or any Securities or the issuance of the Securities.

     SECTION 9.04. Payment. The Issuer agrees that, so long as any Purchaser hereunder shall own any Securities purchased by it from the Issuer hereunder, the Issuer will make payments to such Purchaser of all amounts due thereon by wire transfer by 1:00 p.m. Eastern Time, on the date of payment to such Purchaser's account as specified beneath such Purchaser's name on the signature pages hereof or to such other account or in such other similar manner as such Purchaser may designate to the Issuer in writing.

     SECTION 9.05. Termination. This Agreement may be terminated by the Required Purchasers, on behalf of all the Purchasers at 5:00 p.m. on May 20, 1999, unless the conditions to the Purchasers obligations hereunder are satisfied or waived by such date.

     SECTION 9.06. Successors and Assigns. (a) Except as expressly provided in this Agreement, the rights and obligations of any Purchaser under this Agreement may not be assigned to any Person and this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Issuer and each Purchaser and their respective successors and assigns. Notwithstanding the foregoing, each of BAV and MSVP may sell interests in the Securities pursuant to participation agreements or secondary note purchase agreements and the purchasers of such interests shall be entitled to the rights of a Purchaser hereunder to the extent provided in such participation agreements/secondary note purchase agreements.

     (b) All provisions hereunder purporting to give rights to the Purchasers shall extend to and include those entities receiving beneficial interest of the Securities at such Closing Date.

     SECTION 9.07. California Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

     SECTION 9.08. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Issuer shall have executed counterparts hereof and received counterparts hereof signed by all of the parties hereto.

     SECTION 9.09. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers (or, in the case of parties that are not corporations, other authorized persons), as of the date first above written.

                                          CARDIAC PATHWAYS CORPORATION

                                          By: /s/ WILLIAM N. STARLING
                                            ------------------------------------
                                            Title:          President and CEO
                                            Address:       995 Benecia Avenue
                                                    Sunnyvale, CA 94086

                                              Account No.:

PURCHASERS:

MORGAN STANLEY VENTURE PARTNERS III, L.P.

By: Morgan Stanley Venture Partners III, L.L.C.
     its General Partner
By: Morgan Stanley Venture Capital III, Inc.,
     its Institutional Managing Member

By: /s/ FAZLE HUSAIN
    --------------------------------------------------------
    Title: General Partner
    Address: 1221 Avenue of the Americas
    New York, New York 10020
    Fax: (212) 762-8424

     The Purchaser represents and warrants that it is one or more of the following (please check appropriate box)

     [ ] (1) A bank as defined in Section 3(a)(2) of the Securities Act, acting in either its individual or fiduciary capacity.

     [ ] (2) An insurance company as defined in Section 2(13) of the Securities Act.

     [ ] (3) An investment company registered under the Investment Company Act of 1940.

     [ ] (4) A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

     [ ] (5) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     [ ] (6) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (i) the decision to make an investment in the Securities was made by a plan fiduciary, as defined in Section 3(21) of such Act, which fiduciary is either a bank, insurance company or registered investment advisor, or such plan has total assets in excess of $5,000,000.

     [ ] (7) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     [ ] (8) A not-for-profit organization described n Section 501(c)(3) of the Code with total assets in excess of $5,000,000.

     [ ] (9) A natural person (i.e., not a corporation, trust or partnership) whose individual net worth (total assets less total liabilities), or joint net worth with spouse, is in excess of $1,000,000.

     [ ] (10) A trust, the trustee of which is a bank as defined in Section 3(a)(2) of the Securities Act acting in its fiduciary capacity.

     [X] (11) An entity (other than a trust) in which ALL of the equity owners (i.e., partners or shareholders) are accredited investors pursuant to any of the paragraphs above.

     [ ] (12) A trust which its grantor may revoke at any time and over whose assets its grantor retains sole investment control and the grantor is an accredited investor pursuant to paragraph (9) above.

     [X] (13) A corporation, trust or partnership and the total purchase price of Securities purchased by such entity does not exceed 20% of the undersigned's net worth at the time of sale. The undersigned has not been formed for the specific purpose of acquiring the Securities.

     [ ] (14) Any director, executive officer or general partner of the Issuer or any director, executive officer or general partner of the Issuer.

                      Designated Bank:
                              Address:
                          Account No.:
                            Attention:

                              INITIAL CLOSING DATE

                                          PRINCIPAL       AGGREGATE
             SECURITIES                    AMOUNT       PURCHASE PRICE    WARRANTS
             ----------                  -----------    --------------    --------
Bridge Securities....................    $877,305.00     $877,305.00      87.7305

                              SECOND CLOSING DATE

                                          PRINCIPAL       AGGREGATE
             SECURITIES                    AMOUNT       PURCHASE PRICE    WARRANTS
             ----------                  -----------    --------------    --------
Bridge Securities....................    $877,305.00     $877,305.00      87.7305

MORGAN STANLEY VENTURE INVESTORS III, L.P.

By: Morgan Stanley Venture Partners III, L.L.C.
     its General Partner
By: Morgan Stanley Venture Capital III, Inc.,
     its Institutional Managing Member

By: /s/ FAZLE HUSAIN

     ---------------------------------------------------------
     Title:     General Partner
     Address:  1221 Avenue of the Americas
                New York, New York 10020
     Fax:      (212) 762-8424

     The Purchaser represents and warrants that it is one or more of the following (please check appropriate box)

     [ ] (1) A bank as defined in Section 3(a)(2) of the Securities Act, acting in either its individual or fiduciary capacity.

     [ ] (2) An insurance company as defined in Section 2(13) of the Securities Act.

     [ ] (3) An investment company registered under the Investment Company Act of 1940.

     [ ] (4) A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

     [ ] (5) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     [ ] (6) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (i) the decision to make an investment in the Securities was made by a plan fiduciary, as defined in Section 3(21) of such Act, which fiduciary is either a bank, insurance company or registered investment advisor, or such plan has total assets in excess of $5,000,000.

     [ ] (7) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     [ ] (8) A not-for-profit organization described n Section 501(c)(3) of the Code with total assets in excess of $5,000,000.

     [ ] (9) A natural person (i.e., not a corporation, trust or partnership) whose individual net worth (total assets less total liabilities), or joint net worth with spouse, is in excess of $1,000,000.

     [ ] (10) A trust, the trustee of which is a bank as defined in Section 3(a)(2) of the Securities Act acting in its fiduciary capacity.

     [X] (11) An entity (other than a trust) in which ALL of the equity owners (i.e., partners or shareholders) are accredited investors pursuant to any of the paragraphs above.

     [ ] (12) A trust which its grantor may revoke at any time and over whose assets its grantor retains sole investment control and the grantor is an accredited investor pursuant to paragraph (9) above.

     [X] (13) A corporation, trust or partnership and the total purchase price of Securities purchased by such entity does not exceed 20% of the undersigned's net worth at the time of sale. The undersigned has not been formed for the specific purpose of acquiring the Securities.

     [ ] (14) Any director, executive officer or general partner of the Issuer or any director, executive officer or general partner of the Issuer.

                      Designated Bank:
                              Address:
                          Account No.:
                            Attention:

                              INITIAL CLOSING DATE

        SECURITIES             PRINCIPAL AMOUNT    AGGREGATE PURCHASE PRICE    WARRANTS
        ----------             ----------------    ------------------------    --------
Bridge Securities..........       $84,237.00              $84,237.00            8.4237

                              SECOND CLOSING DATE

        SECURITIES             PRINCIPAL AMOUNT    AGGREGATE PURCHASE PRICE    WARRANTS
        ----------             ----------------    ------------------------    --------
Bridge Securities..........       $84,237.00              $84,237.00            8.4237

THE MORGAN STANLEY VENTURE PARTNERS
ENTREPRENEUR FUND, L.P.

By: Morgan Stanley Venture Partners III, L.L.C.
     its General Partner

By: Morgan Stanley Venture Capital III, Inc.,
     its Institutional Managing Member

By: /s/ FAZLE HUSAIN

     ---------------------------------
     Title:     General Partner
     Address:  1221 Avenue of the
    Americas
                New York, New York
    10020
     Fax:      (212) 762-8424

     The Purchaser represents and warrants that it is one or more of the following (please check appropriate box)

     [ ] (1) A bank as defined in Section 3(a)(2) of the Securities Act, acting in either its individual or fiduciary capacity.

     [ ] (2) An insurance company as defined in Section 2(13) of the Securities Act.

     [ ] (3) An investment company registered under the Investment Company Act of 1940.

     [ ] (4) A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

     [ ] (5) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     [ ] (6) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (i) the decision to make an investment in the Securities was made by a plan fiduciary, as defined in Section 3(21) of such Act, which fiduciary is either a bank, insurance company or registered investment advisor, or such plan has total assets in excess of $5,000,000.

     [ ] (7) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     [ ] (8) A not-for-profit organization described n Section 501(c)(3) of the Code with total assets in excess of $5,000,000.

     [ ] (9) A natural person (i.e., not a corporation, trust or partnership) whose individual net worth (total assets less total liabilities), or joint net worth with spouse, is in excess of $1,000,000.

     [ ] (10) A trust, the trustee of which is a bank as defined in Section 3(a)(2) of the Securities Act acting in its fiduciary capacity.

     [X] (11) An entity (other than a trust) in which ALL of the equity owners (i.e., partners or shareholders) are accredited investors pursuant to any of the paragraphs above.

     [ ] (12) A trust which its grantor may revoke at any time and over whose assets its grantor retains sole investment control and the grantor is an accredited investor pursuant to paragraph (9) above.

     [X] (13) A corporation, trust or partnership and the total purchase price of Securities purchased by such entity does not exceed 20% of the undersigned's net worth at the time of sale. The undersigned has not been formed for the specific purpose of acquiring the Securities.

     [ ] (14) Any director, executive officer or general partner of the Issuer or any director, executive officer or general partner of the Issuer.

                      Designated Bank:
                              Address:
                          Account No.:
                            Attention:

                              INITIAL CLOSING DATE

        SECURITIES             PRINCIPAL AMOUNT    AGGREGATE PURCHASE PRICE    WARRANTS
        ----------             ----------------    ------------------------    --------
Bridge Securities..........       $38,458.00              $38,458.00            3.8458

                              SECOND CLOSING DATE

        SECURITIES             PRINCIPAL AMOUNT    AGGREGATE PURCHASE PRICE    WARRANTS
        ----------             ----------------    ------------------------    --------
Bridge Securities..........       $38,458.00              $38,458.00            3.8458

BANKAMERICA VENTURES

By: /s/ JAMES D. MURPHY
    --------------------------------------------------------
    Title:     President and Managing Director
    Address:  950 Tower Lane, Suite 700
           Foster City, CA 94404
    Fax:      (650) 378-6040

     The Purchaser represents and warrants that it is one or more of the following (please check appropriate box)

     [ ] (1) A bank as defined in Section 3(a)(2) of the Securities Act, acting in either its individual or fiduciary capacity.

     [ ] (2) An insurance company as defined in Section 2(13) of the Securities Act.

     [ ] (3) An investment company registered under the Investment Company Act of 1940.

     [ ] (4) A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

     [X] (5) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     [ ] (6) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (i) the decision to make an investment in the Securities was made by a plan fiduciary, as defined in Section 3(21) of such Act, which fiduciary is either a bank, insurance company or registered investment advisor, or such plan has total assets in excess of $5,000,000.

     [ ] (7) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     [ ] (8) A not-for-profit organization described n Section 501(c)(3) of the Code with total assets in excess of $5,000,000.

     [ ] (9) A natural person (i.e., not a corporation, trust or partnership) whose individual net worth (total assets less total liabilities), or joint net worth with spouse, is in excess of $1,000,000.

     [ ] (10) A trust, the trustee of which is a bank as defined in Section 3(a)(2) of the Securities Act acting in its fiduciary capacity.

     [ ] (11) An entity (other than a trust) in which ALL of the equity owners (i.e., partners or shareholders) are accredited investors pursuant to any of the paragraphs above.

     [ ] (12) A trust which its grantor may revoke at any time and over whose assets its grantor retains sole investment control and the grantor is an accredited investor pursuant to paragraph (9) above.

     [ ] (13) A corporation, trust or partnership and the total purchase price of Securities purchased by such entity does not exceed 20% of the undersigned's net worth at the time of sale. The undersigned has not been formed for the specific purpose of acquiring the Securities.

     [ ] (14) Any director, executive officer or general partner of the Issuer or any director, executive officer or general partner of the Issuer.

                      Designated Bank:
                              Address:
                          Account No.:
                            Attention:

                              INITIAL CLOSING DATE

                                          PRINCIPAL       AGGREGATE
             SECURITIES                    AMOUNT       PURCHASE PRICE    WARRANTS
             ----------                  -----------    --------------    --------
Bridge Securities....................    $ 1,400,000     $ 1,400,000        140

                              SECOND CLOSING DATE

                                          PRINCIPAL       AGGREGATE
             SECURITIES                    AMOUNT       PURCHASE PRICE    WARRANTS
             ----------                  -----------    --------------    --------
Bridge Securities....................    $ 1,400,000     $ 1,400,000        140

STATE OF WISCONSIN INVESTMENT BOARD

By: /s/ JOHN NELSON
    --------------------------------------------------------
    Title:   Investment Director
    Address: 121 East Wilson Street
          Madison, WI 53702
    Fax:     (608) 266-2436

     The Purchaser represents and warrants that it is one or more of the following (please check appropriate box)

     [ ] (1) A bank as defined in Section 3(a)(2) of the Securities Act, acting in either its individual or fiduciary capacity.

     [ ] (2) An insurance company as defined in Section 2(13) of the Securities Act.

     [ ] (3) An investment company registered under the Investment Company Act of 1940.

     [ ] (4) A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

     [ ] (5) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     [ ] (6) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (i) the decision to make an investment in the Securities was made by a plan fiduciary, as defined in Section 3(21) of such Act, which fiduciary is either a bank, insurance company or registered investment advisor, or such plan has total assets in excess of $5,000,000.

     [ ] (7) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     [X] (8) A not-for-profit organization described n Section 501(c)(3) of the Code with total assets in excess of $5,000,000.

     [ ] (9) A natural person (i.e., not a corporation, trust or partnership) whose individual net worth (total assets less total liabilities), or joint net worth with spouse, is in excess of $1,000,000.

     [ ] (10) A trust, the trustee of which is a bank as defined in Section 3(a)(2) of the Securities Act acting in its fiduciary capacity.

     [ ] (11) An entity (other than a trust) in which ALL of the equity owners (i.e., partners or shareholders) are accredited investors pursuant to any of the paragraphs above.

     [ ] (12) A trust which its grantor may revoke at any time and over whose assets its grantor retains sole investment control and the grantor is an accredited investor pursuant to paragraph (9) above.

     [ ] (13) A corporation, trust or partnership and the total purchase price of Securities purchased by such entity does not exceed 20% of the undersigned's net worth at the time of sale. The undersigned has not been formed for the specific purpose of acquiring the Securities.

     [ ] (14) Any director, executive officer or general partner of the Issuer or any director, executive officer or general partner of the Issuer.

                      Designated Bank:
                              Address:
                          Account No.:
                            Attention:

                              INITIAL CLOSING DATE

                                           PRINCIPAL      AGGREGATE
              SECURITIES                    AMOUNT      PURCHASE PRICE    WARRANTS
              ----------                   ---------    --------------    --------
Bridge Securities......................    $600,000        $600,000          60

                              SECOND CLOSING DATE

                                           PRINCIPAL      AGGREGATE
              SECURITIES                    AMOUNT      PURCHASE PRICE    WARRANTS
              ----------                   ---------    --------------    --------
Bridge Securities......................    $600,000        $600,000          60

                                                                      SCHEDULE I

SMALL BUSINESS INVESTMENT COMPANIES

BANKAMERICA VENTURES

                                                                       EXHIBIT A

                                    FORM OF
                  SENIOR CONVERTIBLE FLOATING RATE BRIDGE NOTE

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY ALSO IS SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF MAY 20, 1999, A COPY OF WHICH MAY BE OBTAINED FROM CARDIAC PATHWAYS CORPORATION.

No.                                                          $[Principal Amount]

                          CARDIAC PATHWAYS CORPORATION

                  SENIOR CONVERTIBLE FLOATING RATE BRIDGE NOTE

     Cardiac Pathways Corporation, a Delaware corporation (together with its successors and assigns the "ISSUER"), for value received hereby promises to pay
to                (the "HOLDER") and its successors, transferees and assigns the principal sum of [Principal Amount] by wire transfer of immediately available funds to the Holder's account (the "BANK ACCOUNT") at a bank in the United States specified on Schedule I hereto, as amended from time to time, on the Stated Maturity Date, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and
private debts, and to pay interest, quarterly in arrears, on August   , November
  , February   and May   (unless such day is not a Business Day, in which event
on the next succeeding Business Day) (each an "INTEREST PAYMENT DATE") of each
year in which this Note remains outstanding, commencing with August   , 1999, on
the unpaid principal sum hereof outstanding in like coin or currency, at the rates per annum set forth below, by wire transfer of immediately available funds to the Bank Account from the most recent Interest Payment Date to which interest has been paid on this Note until payment in full of the principal sum hereof has been made.

     The interest rate shall be a floating rate per annum (the "INTEREST RATE") equal to the sum of (i) the variable rate of interest announced by Silicon Valley Bank as its "prime rate" in effect from time to time plus (ii) 2.00%.

     Further, the Issuer shall pay interest on overdue principal at a rate per annum 5% above the rate borne by the Notes at the time the same became overdue (the "OVERDUE RATE"), and interest on overdue installments of interest, to the extent lawful, at the Overdue Rate, it being understood that the payment of interest on interest may result in the compounding of interest.

     The Issuer may, at its option and in its sole discretion, in lieu of the payment in whole or in part of interest in cash on this Note, on any Interest Payment Date, pay interest on this Note through the issuance of additional Notes ("ADDITIONAL SECURITIES"). Such Additional Securities shall be in an aggregate principal amount equal to the amount of interest that would be payable with respect to this Note on such Interest Payment Date (less any cash interest payments, if any) and such Additional Securities shall be identical to the Notes otherwise issued. Such Additional Securities shall be issued only in denominations of $1,000 and multiples thereof. Any interest due and payable in Additional Securities which cannot be paid in Notes because such Note would have a denomination less than $1,000 shall be paid in cash. Except as expressly provided herein, the term "NOTES" shall include all Additional Securities that may be issued pursuant to this paragraph.

     Interest on this Note will be calculated on the basis of a 360 day year, based on the actual number of days elapsed.

     Notwithstanding anything herein to the contrary, the interest or any amount deemed to be interest payable by the Issuer with respect to this Note shall not exceed the maximum amount permitted by applicable law and, to the extent that any payments in excess of such permitted amount are received by the Holder, such excess shall be considered payments in respect of the principal amount of this Note. All sums paid or agreed to be paid to the Holder for the use, forbearance or retention of the indebtedness of the Issuer to the Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal so that the interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law.

     This Note is one of a duly authorized issue of senior convertible floating rate bridge notes of the Issuer (the "NOTES") referred to in the Securities
Purchase Agreement dated as of May   , 1999 among the Issuer and the Purchasers
listed on the signature pages thereto (the "PURCHASE AGREEMENT"). The Notes are subject to the terms and conditions of the Purchase Agreement. The Notes are transferable and assignable to one or more purchasers (in denominations of $250,000 or any larger multiple of $100,000), in accordance with the limitations set forth in the Purchase Agreement. The Issuer agrees to issue from time to time replacement Notes in the form hereof to facilitate such transfers and assignments. In addition, after delivery of an indemnity in form and substance satisfactory to the Issuer, the Issuer also agrees to issue replacement Notes for Notes which have been lost, stolen, mutilated or destroyed.

     The Issuer shall keep at its principal office a register (the "REGISTER") in which shall be entered the names and addresses of the registered holders of the Notes and particulars of the respective Notes held by them and of all transfers of such Notes. References to the "HOLDER" or "HOLDERS" shall mean the Person listed in the Register as the payee of any Note unless the payee shall have presented such Note to the Issuer for transfer and the transferee shall have been entered in the Register as a subsequent holder, in which case the term shall mean such subsequent holder. The ownership of the Notes shall be proven by the Register. For the purpose of paying interest and principal on the Notes, the Issuer shall be entitled to rely on the names and addresses in the Register and notwithstanding anything to the contrary contained in this Note, no Event of Default shall occur under Section 4(a) or 4(b) if payment of interest and principal is made in accordance with the names and addresses and particulars contained in the Register.

     SECTION 1. Certain Terms Defined. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Note shall have the respective meanings specified below. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with generally accepted accounting principles, and the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean such accounting principles which are generally accepted as of the date hereof. The terms defined in this Section 1 include the plural as well as the singular.

     "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in San Francisco and the City of New York are authorized by law to close.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Note, including, without limitation, all Common Stock and Preferred Stock.

     "CERTIFICATE OF DESIGNATION" means the Certificate of Designation of the Issuer substantially in the form of Exhibit B to the Purchase Agreement, setting forth the terms of the Preferred Stock.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated) of such person's common stock, whether now outstanding or issued after the date of this Note, and includes, without limitation, all series and classes of such common stock.

     "CREDIT AGREEMENT" shall have the meaning set forth in the Purchase Agreement.

     "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Issuer against fluctuations in currency values.

     "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments,
(iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred purchase price of property or services, except Trade Payables, (v) all obligations of such Person as lessee under capital leases, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (vii) all Debt of others Guaranteed by such Person and (viii) to the extent not otherwise included, obligations under Currency Agreements and Interest Rate Agreements.

     "DERIVATIVES OBLIGATIONS" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

     "EVENT OF DEFAULT" means any event or condition specified as such in
Section 4 which shall have continued for the period of time, if any, therein designated.

     "INTEREST RATE AGREEMENT" means any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge arrangement, to or under which the Issuer is a party or a beneficiary on the date hereof or becomes a party or a beneficiary hereafter.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Note, the Issuer shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "MATERIAL FINANCIAL OBLIGATION" means a principal or face amount of Debt and/or payment obligations in respect of any Derivative Obligations of the Issuer and/or one or more if to Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $250,000.

     "PERMITTED LIEN" has the meaning set forth in the Credit Agreement.

     "PERSON" means an individual, a corporation, a partnership, limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "PREFERRED STOCK" means the Series B Convertible Preferred Stock of the Issuer as set forth in the Certificate of Designation.

     "PREFERRED STOCK PURCHASE AGREEMENT" means the Series B Convertible Preferred Stock Purchase Agreement dated as of May 20, 1999 among the Issuer and the purchasers listed therein.

     "REGISTRATION RIGHTS" shall have the meaning set forth in the Purchase Agreement.

     "STATED MATURITY DATE" means May 20, 2000.

     "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of the Capital Stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "TRANSACTION" means the purchase of up to $40 million aggregate preference amount of the Issuer's Series B Convertible Preferred Stock by the purchasers listed on the signature pages of the Preferred Stock Purchase Agreement.

     "TRADE PAYABLES" means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed by the Issuer or any Subsidiary of the Issuer in the ordinary course of business in connection with the obtaining of materials or services.

     "WARRANTS" means warrants exercisable for shares of Preferred Stock, substantially in the form of Exhibit C to the Purchase Agreement.

     SECTION 2. Payment of Principal and Interest. No provision of this Note shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, times, and rate, and in the currency, herein prescribed.

     SECTION 3. Covenants. The Issuer will comply with the covenants set forth in Article 6 of the Purchase Agreement.

     SECTION 4. Events of Default and Remedies.

     (a) Event of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          (i) default in the payment of any interest (including the payment of interest in Additional Securities in lieu of a cash payment) upon any of the Notes as and when the same shall become due and payable; or

          (ii) default in the payment of all or any part of the principal on any of the Notes as and when the same shall become due and payable, at maturity, upon any redemption, by declaration or otherwise; or

          (iii) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer contained in the Notes or the Purchase Agreement for a period of 10 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding; or

          (iv) the Issuer or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligation when due, giving effect to any applicable grace period;

          (v) a judgment or order (not covered by insurance) for the payment of money shall be rendered against the Issuer or any Subsidiary of the Issuer in excess of $250,000 individually or $250,000 in the aggregate for all such judgments or orders against all such Persons (treating any deductibles, self insurance or retention as not so covered) that shall not be discharged, and all such judgments and orders remain outstanding and there shall be any period of 30 consecutive days following entry of the judgment or order in excess of $250,000 or the judgment or order which causes the aggregate amount described above to exceed $250,000 during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (vi) an involuntary case or other proceeding shall be commenced against the Issuer or any of its Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Issuer or any of its Subsidiaries under the federal bankruptcy laws as now or hereafter in effect;

          (vii) the Issuer or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or any of its Subsidiaries or for any substantial part of the property of the Issuer or any of its Subsidiaries, or the Issuer or any of its Subsidiaries shall make any general assignment for the benefit of creditors;

          (viii) any representation, warranty, certification or statement made by the Issuer in the Purchase Agreement or in any certificate, financial statement or other document delivered pursuant to the Purchase Agreement shall be inaccurate or incorrect in any material respect when made;

          (ix) any Lien created by any of the Collateral Documents shall at any time fail to constitute a valid and perfected Lien on all of the Collateral purported to be subject to such Lien, subject to no prior or equal Lien (except Permitted Liens) or the Issuer or any Subsidiary shall so assert in writing;

          (x) Thomas M. Prescott shall cease to be chief executive officer of the Issuer;

          (xi) the shareholders of the Issuer shall fail to approve the Transaction by October 31, 1999;

          (xii) the shareholders of the Issuer shall, by affirmative vote at any time, fail to approve the Transaction;

          (xiii) Issuer shall have accepted a Higher Offer as defined in the Preferred Stock Purchase Agreement;

          (xiv) the Preferred Stock Purchase Agreement shall have been terminated for any other reason;

then, and in each and every such case (other than an Event of Default specified in Section 4(a)(vi) or 4(a)(vii) hereof), unless the principal of all of the Notes shall have already become due and payable, (x) the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, by notice in writing to the Issuer (the "ACCELERATION NOTICE"), may declare the entire principal amount of the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable and (y) the Issuer shall issue to each Holder, Warrants exercisable for a number of shares of Preferred Stock that is calculated by dividing the aggregate principal amount of the Notes held by such Holder by the product of 10,000 and the average of the trading price of the Issuer's Common Stock, as reported on the Nasdaq National Market for the 10 Business Days immediately preceding the date of the Acceleration Notice. If an Event of Default specified in Section 4(a)(vi) or 4(a)(vii) occurs, the principal of and accrued interest on the Notes shall become and be immediately due and payable without any declaration or other act on the part of any Noteholder.

     The foregoing paragraph, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit in trust for the benefit of the Noteholders a sum sufficient to pay all matured installments of interest upon all the Notes and the principal of any and all Notes which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Notes, to the date of such payment or deposit), and if any and all defaults and Events of Default under this Note, other than the non-payment of the principal of the Notes which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein; then and in every such case, the Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Issuer, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     (b) Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Holders to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by the Notes or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holders.

     (c) Waiver of Past Defaults. Prior to the declaration of the acceleration of maturity of the Notes as provided in Section 4(a), the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, may on behalf of the Holders of all the Notes waive any past default or Event of Default hereunder and its consequences, except a default (A) in the payment of principal of or interest on any of the Notes or (B) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note affected. In the case of any such waiver, the Issuer, and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Note; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 5. Ranking of Notes. The Issuer covenants and agrees to ensure that the obligations of the Issuer under the Bridge Securities constitute direct and unconditional general obligations of the Issuer ranking in priority of payment and as to security prior to all other secured and unsubordinated Debt of the Issuer.

     SECTION 6. Modification of Notes. The Notes may be modified without prior notice to any Holder but with the written consent of the Holders of a majority in principal amount of the Notes then outstanding. Subject to Section 4(a) and
Section 4(c), the Holders of a majority in principal amount of the Notes then outstanding may waive compliance by the Issuer of any provision of the Notes without prior notice to any Holder. However, without the consent of each Holder affected, an amendment, supplement or waiver may not (i) reduce the amount of Notes whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the rate or extend the time for payment for interest on any Note, (iii) reduce the principal amount of or extend the fixed maturity of any Note or alter the redemption provisions with respect thereto or (iv) make any Note payable in money or property other than as stated in the Notes.

     The Required Purchasers have the right to convert the principal amount of all outstanding Notes into fully paid and nonassessable shares of Preferred Stock in accordance with the provisions set forth in Article 8 of the Purchase Agreement.

     SECTION 7. Miscellaneous. This Note shall be deemed to be a contract under the laws of the State of California, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Holder of this Note by acceptance of this Note agrees to be bound by the provisions of this Note which are expressly binding on such Holder. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent or waiver as provided under the Notes, Notes which are owned by the Issuer or any Subsidiary or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination. The Section headings herein are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:

[Seal]
                                          CARDIAC PATHWAYS CORPORATION

                                          By:

                                            ------------------------------------
                                                  Chief Financial Officer

                                                                       EXHIBIT B

                          CARDIAC PATHWAYS CORPORATION

                           CERTIFICATE OF DESIGNATION
                         (SEE EXHIBIT A TO APPENDIX A)

                                                                       EXHIBIT C

                          CARDIAC PATHWAYS CORPORATION

                     WARRANT FOR THE PURCHASE OF SHARES OF
                PREFERRED STOCK OF CARDIAC PATHWAYS CORPORATION

NO.                                             WARRANT TO PURCHASE       SHARES

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. NOTWITHSTANDING ANY OTHER PROVISIONS CONTAINED HEREIN, NO TRANSFER, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT OR OF THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT, OR OF ANY INTEREST IN EITHER THEREOF, INCLUDING ANY EXERCISE OF THIS WARRANT IN FAVOR OF ANY PERSON OTHER THAN THE HOLDER OR ANY AFFILIATE THEREOF, SHALL BE VALID OR EFFECTIVE UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     FOR VALUE RECEIVED, CARDIAC PATHWAYS CORPORATION, a Delaware corporation (the "COMPANY"), hereby certifies that [HOLDER], its successor or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, fully paid and non-assessable shares of Preferred Stock of the Company, par value $0.001 per share (the "COMMON STOCK"), at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

     1. Definitions. (a) The following terms, as used herein, have the following meanings:

     "AFFILIATE" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in San Francisco and the City of New York are authorized by law to close.

     "CERTIFICATE OF DESIGNATION" means the Certificate of Designation of the Issuer substantially in the form of Exhibit B to the Securities Purchase Agreement.

     "COMMON STOCK" means the Common Stock, par value $.001 per share, of the Company.

     "CURRENT MARKET PRICE PER PREFERRED SHARE" shall have the meaning set forth in Section 8(f).

     "DULY ENDORSED" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

     "EXERCISE PRICE" means the product of 1,000 and (i) in the case of Warrants issued on the Closing Date (as defined in the Securities Purchase Agreement), $1.00 or (ii) in the case of Warrants issued in connection with the delivery of an Acceleration Notice (as defined in the Bridge Securities), the average of the trading price of the Common Stock, as reported on the Nasdaq National Market for the 10 Business Days immediately preceding the delivery of such Acceleration Notice, such Exercise Price to be adjusted from time to time as provided herein.

     "EXPIRATION DATE" means May 31, 2004 at 5:00 p.m. New York City time.

     "PERSON" means an individual, partnership, limited liability company, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "PREFERRED STOCK" means the Series B Convertible Preferred Stock of the Company as set forth in the Certificate of Designation.

     "PRINCIPAL HOLDER" means the original Holder of this Warrant on the date of issue, or if such original Holder so elects, any transferee of all or any portion of this Warrant whom such original Holder shall have designated by written notice to the Company as the successor Principal Holder. Any successor Principal Holder designated pursuant to the immediately preceding sentence shall also have the right upon any subsequent transfer to designate a successor Principal Holder in the manner described above.

     "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of May 20, 1999 among the Company and the Securityholders listed on the signature pages thereto, providing for the purchase and issuance of the Bridge Securities and this Warrant.

     "WARRANT SHARES" means the shares of Preferred Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

     (b) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement.

     2. Exercise of Warrant.

          (a) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. No earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price or an election of net issuance of Warrant Shares. Upon such delivery and payment or election of net issuance, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise or election, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

          (b) In the event of cash exercise by the Holder, the Exercise Price may be paid in cash or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares. In the event of election by the Holder of net issuance of the Warrant Shares, the Company, upon receipt of notice of election of net issuance, shall issue to the Holder a number of shares of Preferred Stock having an aggregate Current Market Price Per Preferred Share equal to the aggregate Current Market Price Per Preferred Share of the Warrant Shares issuable upon exercise less the aggregate Exercise Price for such Warrant Shares.

          (c) If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

          (d) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Preferred Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 5 below.

     3. Restrictive Legend. Certificates representing shares of Preferred Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to the Securities Purchase Agreement.

     4. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Preferred Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except to the extent set forth in the Preferred Stock Purchase Agreement.

     5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price Per Preferred Share at the date of such exercise.

     6. Exchange, Transfer or Assignment of Warrant.

          (a) This Warrant Certificate and all rights hereunder are not transferable by the registered holder hereof except to any Person who, prior to such transfer, agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of the Securities Purchase Agreement in accordance with the provisions thereof. Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

          (b) Subject to compliance with the Securities Purchase Agreement, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

     7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

     8. Anti-dilution Provisions.

          (a) In case the Company shall at any time after the date hereof (i) declare a dividend or make a distribution on Preferred Stock payable in Preferred Stock, (ii) subdivide or split the outstanding Preferred Stock,
     (iii) combine or reclassify the outstanding Preferred Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination or reclassification shall be proportionately adjusted so that, giving effect to paragraph 8(i), the exercise of this Warrant after such time shall entitle the holder to receive the aggregate number of shares of Preferred Stock or other securities of the Company (or shares of any security into which such shares of Preferred Stock have been reclassified pursuant to clause 8(a)(iii) or 8(a)(iv) above) which, if this Warrant had been exercised immediately prior to such time, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) In case the Company shall issue or sell any Preferred Stock (other than Preferred Stock issued (i) upon exercise of the Warrants, (ii) pursuant to any Preferred Stock related employee compensation plan of the Company approved by the Company's Board of Directors or (iii) upon exercise or conversion of any security the issuance of which caused an adjustment under paragraphs 8(c) or 8(d) hereof) without consideration or for a consideration per share less than the Current Market Price Per Preferred Share, the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of shares of Preferred Stock outstanding immediately prior to the time of such issuance or sale multiplied by the Current Market Price Per Preferred Share immediately prior to such issuance or sale and
     (y) the aggregate consideration, if any, to be received by the Company upon such issuance or sale, and the denominator of which shall be the product of the aggregate number of shares of Preferred Stock outstanding immediately after such issuance or sale and the Current Market Price Per Preferred Share immediately prior to such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors of the Company; provided that if the Principal Holder shall object to any such determination, the Board of Directors shall retain an independent appraiser reasonably satisfactory to the Principal Holder to determine such fair market value. The Holder shall be notified promptly of any consideration other than cash to be received by the Company and furnished with a description of the consideration and the fair market value thereof, as determined by the Board of Directors.

          (c) In case the Company shall fix a record date for the issuance of rights, options or warrants to the holders of its Preferred Stock or other securities entitling such holders to subscribe for or purchase for a period expiring within 60 days of such record date shares of Preferred Stock (or securities convertible into share of Preferred Stock) at a price per share of Preferred Stock (or having a conversion price per share of Preferred Stock, if a security convertible into shares of Preferred Stock) less than the Current Market Price Per Preferred Share on such record date, the maximum number of shares of Preferred Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Exercise Price shall be adjusted pursuant to paragraph 8(b) hereof, as though such maximum number of shares of Preferred Stock had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Preferred Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph 8(b) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number of shares of Preferred Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this paragraph 8), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed, in the former event, or the Exercise Price which would then be in effect if such holder had initially been entitled to such changed number of shares of Preferred Stock, in the latter event.

          (d) In case the Company shall issue rights, options (other than options issued pursuant to a plan described in clause 8(b)(i)) or warrants entitling the holders thereof to subscribe for or purchase Preferred Stock (or securities convertible into shares of Preferred Stock) or shall issue convertible securities, and the price per share of Preferred Stock of such rights, options, warrants or convertible securities (including, in the case of rights, options or warrants, the price at which they may be exercised) is less than the Current Market Price Per Preferred Share, the maximum number of shares of Preferred Stock issuable upon exercise of such rights, options or warrants or upon conversion of such convertible securities shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Exercise Price shall be adjusted pursuant to paragraph 8(b) hereof as though such maximum number of shares of Preferred Stock had been so issued for an aggregate consideration equal to the aggregate consideration paid for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Preferred Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph 8(b) hereof. Such adjustment shall be made successively whenever such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised, or in the event of a change in the number of shares of Preferred Stock to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this paragraph 8), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Exercise Price which would then be in effect if such holders had initially been entitled to such changed number of shares of Preferred Stock, in the latter event. No adjustment of the Exercise Price shall be made pursuant to this paragraph 8(d) to the extent that the Exercise Price shall have been adjusted pursuant to paragraph 8(c) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of shares of Preferred Stock to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

          (e) In case the Company shall fix a record date for the making of a distribution to holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, assets or other property (other than dividends payable in Preferred Stock or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, paragraph 8(c) hereof), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Preferred Share on such record date, less the fair market value (determined as set forth in paragraph 8(b) hereof) of the portion of the assets, other property or evidence of indebtedness so to be distributed which is applicable to one share of Preferred Stock, and the denominator of which shall be such Current Market Price Per Preferred Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

          (f) For the purpose of any computation under paragraph 5 or paragraph 8(b), 8(c), 8(d) or 8(e) hereof, on any determination date the Current Market Price Per Preferred Share shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per share of the applicable class of Common Stock into which the Preferred stock is convertible for the 20 consecutive trading days immediately prior to such date. "DAILY PRICE" means the last reported sale price on such day on the National Market of the NASDAQ Stock Market ("NASDAQ"); or (A) if the shares of such class of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ. If on any determination date the shares of such class of Common Stock are not quoted by any such organization, the Current Market Price Per Price Share shall be the fair market value of such shares of Common Stock on such determination date as determined by the Board of Directors. If the Principal Holder shall object to any determination by the Board of Directors of the Current Market Price Per Preferred Share, the Current Market Price Per Preferred Share shall be the fair market value per share of the applicable class of Common Stock as determined by an independent appraiser retained by the Company at its expense and reasonably acceptable to the Principal Holder. For purposes of any computation under this paragraph 8, the number of shares of Preferred Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

          (g) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent in such price; provided that any adjustments which by reason of this paragraph 8(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 8 shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

          (h) In the event that, at any time as a result of the provisions of this paragraph 8, the holder of this Warrant upon subsequent exercise shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, the number of such other shares so receivable upon exercise of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

          (i) Upon each adjustment of the Exercise Price as a result of the calculations made in paragraphs 8(a), 8(b), 8(c), 8(d) or 8(e) hereof, the number of shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Preferred Stock obtained by (i) multiplying the number of shares covered by this Warrant immediately prior to this adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

     9. Consolidation, Merger, or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Preferred Stock or Common Stock) or any sale or transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Preferred Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Preferred Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("CONSTITUENT PERSON"), or an Affiliate of a constituent Person and (ii) in the case of a consolidation merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Preferred Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Preferred Stock held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this paragraph 9 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this paragraph 9 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

     10. Notices. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder, the Company or the Shareholder Representative, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

     If to the Company:

       Cardiac Pathways Corporation
        995 Benecia Avenue
        Sunnyvale, California 94086
        Telecopy: 408-737-0505
        Attention: G. Michael Latta, Chief Financial Officer

     If to the Holder: to its address specified on the signature page hereof

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

     11. Rights of the Holder. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

     12. GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

     13. Amendments; Waivers. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed by its duly authorized officer and to be dated as of May 20, 1999.

                                          CARDIAC PATHWAYS CORPORATION

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

Acknowledged and Agreed:

[HOLDER]

By:
    --------------------------------------------------------
    Title:

[ADDRESS]
[ADDRESS]

                            WARRANT EXERCISE NOTICE

               (To be delivered prior to exercise of the Warrant
            by execution of the Warrant Exercise Subscription Form)

To: CARDIAC PATHWAYS CORPORATION

     The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Preferred Stock, par value $0.001 per share, of Cardiac Pathways Corporation. The undersigned intends to exercise the Warrant to
purchase                shares (the "SHARES") at $     per Share (the Exercise
Price currently in effect pursuant to the Warrant).

     [ ] The undersigned intends to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

     [ ] The undersigned elects to have a number of shares of Preferred Stock having an aggregate Current Market Price Per Preferred Share equal to the aggregate Current Market Price Per Preferred Share of the Shares issuable upon exercise less the aggregate Exercise Price for such Shares.

Date:

                                          --------------------------------------
                                          (Signature of Holder)

                                          --------------------------------------
                                          (Street Address)

                                          --------------------------------------
                                          (City)          (State)     (Zip Code)

Payment: $                cash

          $                check

                       WARRANT EXERCISE SUBSCRIPTION FORM

               (To be executed only upon exercise of the Warrant
                   after delivery of Warrant Exercise Notice)

To: Cardiac Pathways Corporation

     The undersigned irrevocably exercises the Warrant for the purchase of shares (the "SHARES") of Preferred Stock, par value $.01 per
share, of Cardiac Pathways Corporation (the "COMPANY") at $     per Share (the
Exercise Price currently in effect pursuant to the Warrant) and either (1)
herewith makes payment of $          (such payment being made in cash or by
certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), or (2) has elected for net issuance of the Shares, all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:

                                          --------------------------------------
                                          (Signature of Holder)

                                          --------------------------------------
                                          (Street Address)

                                          --------------------------------------
                                          (City)          (State)     (Zip Code)

Securities and/or check to be issued to:
Please insert social security or identifying number:
Name:
Street Address:
City, State and Zip Code:

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:
Please insert social security or identifying number:
Name:
Street Address:
City, State and Zip Code:

                            WARRANT ASSIGNMENT FORM

                                                  Dated                  ,

     FOR VALUE RECEIVED,                                           hereby sells,

assigns and transfers unto (the "ASSIGNEE"),

                    (please type or print in block letters)
                                (insert address)

its right to purchase up to                shares of Preferred Stock represented
by this Warrant and does hereby irrevocably constitute and appoint
                                        Attorney-in-Fact, to transfer the same
on the books of the Company, with full power of substitution in the premises.

                                          Signature:
                                                --------------------------------

                                                                       EXHIBIT D

                               SECURITY AGREEMENT

     AGREEMENT dated as of May 20, 1999, between CARDIAC PATHWAYS CORPORATION, a Delaware corporation (together with its successors, the "COMPANY"), and BankAmerica Ventures, as Collateral Agent (the "COLLATERAL AGENT") for the Purchasers referred to below.

                                  WITNESSETH:

     WHEREAS the Company, and the purchasers listed therein (the "PURCHASERS"), are parties to a Securities Purchase Agreement of even date herewith (as the same may be amended from time to time, the Securities Purchase Agreement"); and

     WHEREAS, in order to induce said purchasers to enter into the Securities Purchase Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Bridge Securities referred to in the Securities Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. Terms defined in the Securities Purchase Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

     "ACCOUNTS" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Company, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Company's rights in, to and under all purchase orders for goods, services or other property, and all of the Company's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Company), in each case whether now existing or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

     "COLLATERAL" has the meaning specified in Section 3.

     "COLLATERAL ACCOUNT" has the meaning specified in Section 5.

     "COMMODITY ACCOUNT" means an account maintained by a commodity intermediary in which a commodity contract is carried for a commodity customer.

     "COMMODITY CONTRACT" means a commodity futures contract, an option on a commodity futures contract, a commodity option, or other contract that, in each case, is:

          (i) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws; or

          (ii) traded on a foreign commodity board of trade, exchange, or market, and is carried on the books of a commodity intermediary for a commodity customer.

     "COPYRIGHT LICENSE" means, any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including, without limitation, any agreement identified in Schedule 1 to a Copyright Security Agreement.

     "COPYRIGHTS" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in
Schedule 1 to the Copyright Security Agreement, (ii) all renewals thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "COPYRIGHT SECURITY AGREEMENT" means, with respect to the Company, a Copyright Security Agreement, substantially in the form of Exhibit B hereto, executed and delivered by the Company in favor of the Agent, for the benefit of the Secured Parties, as amended from time to time.

     "CREDIT AGREEMENT" means the Loan and Security Agreement dated as of May 15, 1998 between the Company and Silicon Valley Bank, together with the related documents thereto, including without limitation, any security documents, in each case as in effect on May 17, 1999.

     "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

     "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Company.

     "EQUIPMENT" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Company, including without limitation all motor vehicles, trucks, trailers, railcars and barges, and all accessions thereto.

     "FINANCIAL ASSET" means:

          (i) a Security;

          (ii) an obligation of a person or a share, participation, or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment; or

          (iii) any property that is held by a securities intermediary for another person in a Securities Account if the securities intermediary has expressly agreed with the other person that the property is to be treated as a financial asset under Article 8 of the UCC.

As context requires, the term means either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a Security certificate, or a Security Entitlement.

     "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, (i) all obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, (ii) all Patents, Patent Licenses, trademarks, trademark licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the Controlled Group.

     "INSTRUMENTS" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Company.

     "INVESTMENT PROPERTY" means all (i) Securities, whether certificated or uncertificated, (ii) Security Entitlements, (iii) Securities Accounts, (iv) Commodity Contracts and (v) Commodity Accounts now owned or hereafter acquired by the Company.

     "INVENTORY" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Company, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

     "LIQUID INVESTMENTS" has the meaning specified in Section 5(d).

     "PATENT LICENSE" means, with respect to the Issuer, any agreement now or hereafter in existence granting to the Issuer, or pursuant to which the Company has granted to any other person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence.

     "PATENTS" means, with respect to the Issuer, all of the following: (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, the District of Columbia or any other country or any political subdivision of any of the foregoing, including, without limitation, those described in the Perfection Certificate of the Issuer,
(ii) all reissues, divisions, continuations, continuations-in-part, renewals and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "PATENT SECURITY AGREEMENT" means, with respect to the Issuer, the Patent Security Agreement executed and delivered by the Issuer in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit D hereto, as the same may be amended from time to time.

     "PERFECTION CERTIFICATE" means a certificate substantially in the form of Exhibit A hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by the chief executive officer and the chief legal officer of the Company.

     "PERMITTED LIENS" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 7.5 of the Credit Agreement.

     "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including without limitation all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

     "SECURED OBLIGATIONS" means the obligations secured under this Agreement including (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on the Bridge Securities, (b) all other amounts payable by the Company hereunder or under the Credit Agreement and (c) any renewals or extensions of any of the foregoing.

     "SECURED PARTIES" means the Purchasers and the Collateral Agent.

     "SECURITIES ACCOUNT" means an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise the rights that comprise the Financial Asset.

     "SECURITY" means an obligation of an issuer or a share, participation, or other interest in an issuer or in property or an enterprise of an issuer:

          (i) which is represented by a Security certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer;

          (ii) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests, or obligations; and

          (iii) which:

             (A) is, or is of a type, dealt in or traded on securities exchanges or securities markets; or

             (B) is a medium for investment and by its terms expressly provides that it is a security governed by Article 8 of the UCC.

     "SECURITY ENTITLEMENT" means the rights and property interest of an entitlement holder with respect to a Financial Asset specified in Part 5 of
Article 8 of the UCC.

     "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

     "TRADEMARK LICENSE" means, with respect to the Issuer, any agreement now or hereafter in existence granting to the Issuer, or pursuant to which the Issuer has granted to any other Person, any right to use any Trademark.

     "TRADEMARKS" means, with respect to the Issuer, all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in the United States Patent and Trademark Office or in a similar office or agency of the United States, any State thereof, the District of Columbia or any other country or any political subdivision of any of the foregoing, (iv) all reissues, extensions and renewals of any of the foregoing,
(v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of California; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than California, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     SECTION 2. Representations and Warranties. The Company represents and warrants as follows:

          (a) The Company has good and marketable title to all of the Collateral, free and clear of any Liens other than Permitted Liens. The Company has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

          (b) The Company has not performed any acts which might prevent the Collateral Agent from enforcing any of the terms of this Agreement or which would limit the Collateral Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby.

          (c) On or before the Closing Date, the Company shall deliver the Perfection Certificate to the Collateral Agent. The information specified therein shall be correct and complete. Within 60 days after the date of the first Borrowing, the Company shall furnish to the Collateral Agent file search reports from each UCC filing office specified in Schedule 7 to the Perfection Certificate confirming the filing information set forth in such Schedule.

          (d) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Exhibit A shall have been filed in the offices specified in the Perfection Certificate, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for Permitted Liens. When a Patent Security Agreement has been recorded with the United States Patent and Trademark Office, the Security Interests shall constitute perfected Security Interests in all right, title and interest of the Issuer in the Patents listed in Schedule 1 to such Agreement, prior to all other Liens and rights of others therein except for Permitted Liens. When notice of the Security Interest in the Collateral Account has been given to Citibank, N.A., the Security Interest in the Collateral Account will constitute a perfected Security Interest in the Collateral Account.

          (e) If and when any Financial Asset or Security Entitlement is held in the Collateral Account, the Collateral Agent will have "control" (as defined in Article 8 of the UCC) thereof and will be a "protected purchaser" (as defined in said Article 8) thereof.

          (f) The Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

          (g) All Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

     SECTION 3. The Security Interests. (a) In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the Company's obligations hereunder and under the Bridge Securities, the Company grants to the Collateral Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of the Company, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "COLLATERAL"):

          (i) Accounts;

          (ii) Documents;

          (iii) Equipment;

          (iv) General Intangibles;

          (v) Instruments;

          (vi) Inventory;

          (vii) Investment Property;

          (viii) All Deposit Accounts, including the Collateral Account, all cash deposited therein from time to time, the Liquid Investments made pursuant to Section 5(d) and other monies and property of any kind of the Company in the possession or under the control of the Collateral Agent;

          (ix) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the Collateral; and

          (x) All Proceeds of the Collateral described in Clauses 3(a)(i) through 3(a)(ix) hereof.

     (b) The Security Interests are granted as security only and shall not subject the Collateral Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.

     SECTION 4. Further Assurances; Covenants. (a) The Company will not change its name, identity or corporate structure in any manner unless it shall have given the Collateral Agent at least 30 days' prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(l). The Company will not change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Collateral Agent at least 30 days' prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(l). The Company shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

     (b) The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Secured Parties to obtain the full benefits of this Agreement, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes the Collateral Agent to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

     (c) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Company's agents or processors, the Company shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions.

     (d) The Company shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Required Lenders may reasonably require in order to reflect the Security Interests.

     (e) The Company will immediately deliver and pledge each Instrument to the Collateral Agent, appropriately endorsed to the Collateral Agent, provided that so long as no Event of Default (as defined in the Bridge Securities) shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of Section 5(b) shall apply) received by it in the ordinary course of business and the Collateral Agent shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against trust receipt or like document).

     (f) The Company shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, the Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise, all in accordance with the Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by the Company or the Collateral Agent, shall be borne by the Company.

     (g) Upon the occurrence and during the continuance of any Event of Default, upon request of the Required Purchasers through the Collateral Agent, the Company will promptly notify (and the Company hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

     (h) The Company shall, (i) on or prior to the date of the first Borrowing, in the case of Equipment now owned and (ii) within 10 days of acquiring any other Equipment, deliver to the Collateral Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Collateral Agent to be named as lienholder on any such certificate of title or other evidence of ownership. The Company shall promptly inform the Collateral Agent of any additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate or an accession to other personal property.

     (i) Without the prior written consent of the Required Lenders, the Company will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except that, subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, the Company may sell, lease or exchange Inventory and surplus or worn-out Equipment in the ordinary course of business, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Collateral Agent.

     (j) Prior to the Closing Date under the Securities Purchase Agreement, the Company will cause the Collateral Agent to be named as an insured party and loss payee on each insurance policy covering risks relating to any of its Inventory and Equipment. The Company will deliver to the Collateral Agent, upon request of the Collateral Agent, the insurance policies for such insurance or certificates of insurance evidencing such coverage. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the Secured Parties, provide for coverage to the Collateral Agent regardless of any breach by the Company of any warranty or representation made therein, not be subject to co-insurance, provide that all insurance proceeds in excess of $50,000 per claim shall be adjusted with and payable to the Collateral Agent and provide that no cancellation, termination or material modification thereof shall be effective until at least 30 days after receipt by the Collateral Agent of notice thereof. The Company hereby appoints the Collateral Agent as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any insurance policies.

     (k) The Company will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

     (l) Not more than six months nor less than 30 days prior to each date on which the Company proposes to take any action contemplated by Section 4(a), the Company shall, at its cost and expense, cause to be delivered to the Purchasers an opinion of counsel, satisfactory to the Collateral Agent, substantially in the form of Exhibit B hereto, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests for a period, specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion, against all creditors of and purchasers from the Company have been
                                      B-51
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filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

     (m) The Issuer agrees to notify the Collateral Agent immediately upon filing any application for, or otherwise acquiring ownership of or a registration relating to, any copyright, Patent or Trademark. At any time and from time to time thereafter, the Collateral Agent may (and shall upon instruction from the Required Lenders) require either Company to, at its expense and upon the request of the Collateral Agent, file (as appropriate) the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office and a copyright security agreement (in form and substance satisfactory to the Collateral Agent) with the United States Copyright Office, and take such other actions as may be necessary or reasonably desirable, or that the Collateral Agent may reasonably request, in order to create and perfect the security interests in such Patents, Trademarks or copyrights, as the case may be. The Issuer shall notify the Collateral Agent immediately if it knows that any application or registration relating to any Patent or Trademark may become abandoned or dedicated to the public (other than applications or registrations (x) with respect to any such Patents or Trademarks that are no longer used or useful in the business of the Issuer or whose minimal value does not reasonably justify the cost of maintaining such registration or application, or (y) that have been refused by the applicable patent or trademark registry) or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, or any court) regarding the Issuer's ownership of any Patent or Trademark, its right to register the same, or to keep and maintain the same. In the event that any right to any Patent, Patent License, Trademark or Trademark License of either Company is infringed, misappropriated or diluted by a third party, the Issuer shall notify the Collateral Agent promptly after it learns thereof and shall, unless the Issuer shall reasonably determine that any such action would be of negligible economic value, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Issuer shall reasonably deem appropriate under the circumstances to protect such Patent, Patent License, Trademark or Trademark License. In no event shall either Company, either by itself or through any agent, employee or licensee, file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office, or with any similar office or agency of the United States, any State thereof, the District of Columbia or with any similar office or agency in any other country or any political subdivision thereof, unless not less than 10 days prior thereto it informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers the Collateral Agent may request to evidence the Security Interests in such Patent or Trademark and the goodwill and general intangibles of the Issuer relating thereto or represented thereby, and the Issuer hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full.

     (n) From time to time upon request by the Collateral Agent, the Company shall, at its cost and expense, cause to be delivered to the Purchasers an opinion of counsel satisfactory to the Collateral Agent as to such matters relating to the transactions contemplated hereby as the Required Purchasers may reasonably request.

     SECTION 5. Collateral Account. (a) There is hereby established with the Collateral Agent a collateral account (the "COLLATERAL ACCOUNT") in the name and under the control of the Collateral Agent into which there shall be deposited
(i) from time to time the cash proceeds of the Collateral required to be delivered to the Collateral Agent pursuant to subsection 5(b) hereof or any other provision of this Agreement and (ii) the cash proceeds of the Securities issued and sold pursuant to the Securities Purchase Agreement. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account together with any Liquid Investments from time to time made pursuant to subsection 5(d) hereof shall vest in the Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

     (b) The Company shall instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (i) directly to the Collateral Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Collateral Agent) or (ii) to one or more other banks in any state (other than Louisiana) in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such bank) under a Lockbox Letter substantially in the form of Exhibit C hereto duly executed by the Company and such bank or under other arrangements, in form and substance satisfactory to the Collateral Agent, pursuant to which the Company shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Collateral Agent for deposit into the Collateral Account or as the Collateral Agent may otherwise instruct such bank. All such payments made to the Collateral Agent shall be deposited in the Collateral Account. In addition to the foregoing, the Company agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, the Company shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by the Company for and as the property of the Secured Parties and shall not be commingled with any other funds or property of the Company.

     (c) The balance from time to time standing to the credit of the Collateral Account shall, except upon the occurrence and continuation of an Event of Default, be distributed to the Company upon the order of the Company. If immediately available cash on deposit in the Collateral Account is not sufficient to make any distribution to the Company referred to in the previous sentence of this Section 5(c), the Collateral Agent shall liquidate as promptly as practicable Liquid Investments as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Collateral Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Collateral Account in the manner specified in Section 9.

     (d) Amounts on deposit in the Collateral Account shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Collateral Agent, provided that, if an Event of Default has occurred and is continuing, the Collateral Agent shall, if instructed by the Required Lenders, liquidate any such Liquid Securities and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, "LIQUID INVESTMENTS" means the investments listed in clauses (b) and (c) of the definition of "PERMITTED INVESTMENTS" in the Credit Agreement; provided that (x) each Liquid Investment shall mature within 30 days after it is acquired by the Collateral Agent and (y) in order to provide the Collateral Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

           (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Collateral Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of New York; or

           (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Collateral Agent) appropriate measures shall have been taken for perfection of the Security Interests.

     SECTION 6. General Authority. The Company hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Collateral Agent, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of

Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

          (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give the Company not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and the Company agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

     SECTION 7. Remedies upon Event of Default. (a) If any Event of Default has occurred and is continuing, the Collateral Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Account and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Company will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 6 shall (A) in the case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     (b) For the purpose of enforcing any and all rights and remedies under this Agreement the Collateral Agent may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in its opinion, reasonably convenient to the Collateral Agent and the Company, whether at the premises of the Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Company. The Collateral Agent may also render any or all of the Collateral unusable at the Company's premises and may dispose of such Collateral on such premises without liability for rent or costs.

     SECTION 8. Limitation on Duty of Collateral Agent in Respect of
Collateral. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

     SECTION 9. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Account shall be applied by the Collateral Agent in the following order of priorities:

          FIRST, to pay the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which any Secured Party is to be reimbursed pursuant to the Securities Purchase Agreement or Section 12 hereof;

          SECOND, to pay ratably the unpaid principal of the Secured
     Obligations;

          THIRD, to pay ratably the unpaid interest accrued on the Secured Obligations in accordance with the provisions of the Bridge Securities and this Agreement;

          FOURTH, to pay ratably all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

          FINALLY, to pay to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

     SECTION 10. Concerning the Collateral Agent. (a) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Purchasers or, in the absence of such instructions, in accordance with its discretion.

          (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of
                                      B-55
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     the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

          (c) BankAmerica Ventures and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any subsidiary or affiliate of the Company as if it were not the Collateral Agent hereunder.

          (d) The obligations of the Collateral Agent hereunder are only those expressly set forth herein. without limiting the generality of the foregoing, the Collateral Agent shall not be required to take any action with respect to any Event of Default, except as expressly provided herein.

          (e) The Collateral Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          (f) Neither the Collateral Agent nor any director, officer, agent, or employee of the Collateral Agent shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of any Purchaser of any requests made in accordance with Section 10(a), the Required Purchaser or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Collateral Agent, nor any of its affiliates, nor any of their respective directors, officers, agents or employees, shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement; (ii) the performance or observance of any of the covenants or agreements of the Company; or (iii) the validity, effectiveness or genuiness of this Agreement or any instrument or writing furnished in connection herewith. The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties. The Collateral Agent shall not be responsible for the existence, genuiness or value of any of the Collateral. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

          (g) Each Secured Party shall, ratably in accordance with the amount of its Obligations, indemnify the Collateral Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Assignor) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder or thereunder.

          (h) The Collateral Agent may resign at any time by giving written notice of its resignation to the Secured Parties and the Company. Upon any such resignation, the Purchasers shall have the right to appoint a successor Collateral Agent (a "SUCCESSOR AGENT"). If no Successor Agent shall have been so appointed by the Purchasers, and shall have accepted such appointment, within 30 days after the retiring Security Agent's giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a Successor Agent. Upon the acceptance of its appointment as Collateral Agent hereunder by a Successor Agent, such Successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Collateral Agent, and the retiring Security Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

          (i) In order to comply with any legal requirement in any jurisdiction, the Collateral Agent may at any time appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the

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     Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Section 10).

          (j) Each Purchaser irrevocably appoints and authorizes the Collateral Agent to enter into and act as its agent in connection with the Financing Documents and to take such action as agent on its behalf and to exercise such powers under the Financing Documents as are delegated to it by the terms hereof or thereof, together with such powers as are incidental thereto.

     SECTION 11. Expenses. If the Company fails to comply with the provisions of the Bridge Securities or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Collateral Agent if requested by the Required Purchasers may, but shall not be required to, effect such compliance on behalf of the Company, and the Company shall reimburse the Collateral Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Purchasers from time to time, or in respect of the sale or other disposition thereof shall be borne and paid by the Company; and if the Company fails to promptly pay any portion thereof when due, any Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse such Secured Party therefor on demand. All sums so paid or incurred by any Secured Party for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by any Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate otherwise applicable to the Bridge Securities plus 5%, be additional Secured Obligations hereunder.

     SECTION 12. Termination of Security Interests; Release of Collateral. Upon the repayment in full of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release any of the Collateral with the prior written consent of the Required Purchasers. Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     SECTION 13. Notices. All notices, communications and distributions hereunder shall be given in accordance with Section 9.01 of the Securities Purchase Agreement.

     SECTION 14. Waivers, Non-Exclusive Remedies. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

     SECTION 15. Successors and Assigns. This Agreement is for the benefit of the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be automatically transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns.

     SECTION 16. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Collateral Agent with the consent of the Required Purchasers.

     SECTION 17. California Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California, except as otherwise required by mandatory provisions of law and except to
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the extent that remedies provided by the laws of any jurisdiction other than
California are governed by the laws of such jurisdiction.

     SECTION 18. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          CARDIAC PATHWAYS CORPORATION

                                          By:
                                          --------------------------------------
                                            Title: President and CEO

                                          BANKAMERICA VENTURES, as
                                            Collateral Agent

                                          By:
                                          --------------------------------------
                                            Title: Managing Director

PURCHASERS

MORGAN STANLEY VENTURE PARTNERS III, L.P.
By: Morgan Stanley Venture Partners III, L.L.C.
    its General Partner
By: Morgan Stanley Venture Capital III, Inc.,
    its Institutional Managing Member

By:
----------------------------------------------------
    Title: General Partner

MORGAN STANLEY VENTURE INVESTORS III, L.P.
By: Morgan Stanley Venture Partners III, L.L.C.
    its General Partner
By: Morgan Stanley Venture Capital III, Inc.,
    its Institutional Managing Member

By:
----------------------------------------------------
    Title: General Partner

THE MORGAN STANLEY VENTURE PARTNERS
ENTREPRENEUR FUND, L.P.
By: Morgan Stanley Venture Partners III, L.L.C.
    its General Partner
By: Morgan Stanley Venture Capital III, Inc.,
    its Institutional Managing Member

By:
----------------------------------------------------
    Title: General Partner

BANKAMERICA VENTURES

By:
----------------------------------------------------
    Title: Managing Director

STATE OF WISCONSIN INVESTMENT BOARD

By:
----------------------------------------------------
    Title: Investment Director

                                                                       EXHIBIT A

                             PERFECTION CERTIFICATE

     The undersigned, the chief executive officer and chief legal officer of CARDIAC PATHWAYS CORPORATION, a Delaware corporation (the "COMPANY"), hereby
certify with reference to the Security Agreement dated as of           ,
19  between the Company and [               ], as Collateral Agent (terms
defined therein being used herein as therein defined), to the Secured Parties as follows:

     1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

     (b) Specified below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

     (c) Except as specified in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

     [Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by paragraphs 1, 2 and 3 of this certificate as to each acquiree or constituent party to a merger or consolidation.]

     (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

     2. Current Locations. (a) The chief executive office of the Company is located at the following address:

            MAILING ADDRESS               COUNTY               STATE

     (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

            MAILING ADDRESS               COUNTY               STATE

     (c) The following are all the places of business of the Company not identified above:

            MAILING ADDRESS               COUNTY               STATE

     (d) The following are all the locations where the Company maintains any Inventory not identified above:

            MAILING ADDRESS               COUNTY               STATE

     (e) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's Inventory:

            MAILING ADDRESS               COUNTY               STATE

     3. Prior Locations. (a) Specified below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

     (b) Specified below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

     4. Unusual Transactions. Except as specified in Schedule 4, all Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

     5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name specified in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

     6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

     7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

     8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

     IN WITNESS WHEREOF, we have hereunto set our hands this   day of
  , 19  .

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                                                   SCHEDULE 6(A)

                           DESCRIPTION OF COLLATERAL

     All accounts, chattel paper, contract rights, documents, equipment, deposit accounts, general intangibles, inventory and investment property, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7

                              SCHEDULE OF FILINGS

DEBTOR  FILING OFFICER  FILE NUMBER  DATE OF FILING(1)
------  --------------  -----------  -----------------


---------------
(1) Indicate lapse date, if other than fifth anniversary.

                                                                       EXHIBIT C

                            [FORM OF LOCKBOX LETTER]

                                                                            , 19

[Name and Address of Lockbox Bank]

     Re: CARDIAC PATHWAY CORPORATION

Gentlemen:

     We hereby notify you that effective             , 19  , we have transferred
exclusive ownership and control of our lock-box account[s] No[s].           (the
"LOCKBOX ACCOUNT[S]") maintained with you under the terms of the [Lockbox Agreement] attached hereto as Exhibit A (the "LOCKBOX ACCOUNT[S]") to
[               ], as Collateral Agent (the "COLLATERAL AGENT").

     We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lockbox Account[s] (i) to the Collateral Agent
for credit to account no.           maintained by it at its office at
[               ] or (ii) as you may otherwise be instructed by the Collateral
Agent.

     We also hereby notify you that the Collateral Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lockbox Account[s], including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox Account[s].

     All funds deposited into the Lockbox Account[s] will not be subject to deductions, set-off, banker's lien or any other right in favor of any other person than the Collateral Agent, except that you may set-off against the Lockbox Account[s] the face amount of any check deposited in and credited to such Lockbox Account[s] which is subsequently returned for any reason. Your compensation for providing the services contemplated herein shall be as mutually agreed between you and us from time to time and we will continue to pay such compensation.

     Please confirm your acknowledgment of and agreement to the foregoing instructions by signing in the space provided below.

                                          Very truly yours,

                                          CARDIAC PATHWAYS CORPORATION

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

Acknowledged and agreed to
as of this      day of           ,
19  .

[LOCKBOX BANK]

By:

    ----------------------------------
    Name:
    Title:

                                                                       EXHIBIT D

                           PATENT SECURITY AGREEMENT

               (PATENTS, PATENT APPLICATIONS AND PATENT LICENSES)

     WHEREAS, Cardiac Pathways Corporation, a Delaware corporation (herein referred to as "GRANTOR"), owns the Patents listed on Schedule 1 annexed hereto, and is a party to the Patent Licenses listed on Schedule 1 annexed hereto;

     WHEREAS, the Grantor and the purchasers listed therein are parties to a Securities Purchase Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Securities Purchase Agreement"), pursuant to which the Grantor has agreed to issue certain Senior Convertible Floating Rate Bridge Notes (the "Bridge Securities");

     WHEREAS, pursuant to the terms of the Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor, and BankAmerica Ventures, as collateral agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity pursuant to the terms of such Security Agreement, the "Grantee"), Grantor has granted to Grantee for the ratable benefit of such secured parties a security interest in substantially all the assets of the Grantor including all right, title and interest of Grantor in, to and under all Grantor's Patents (as defined in the Security Agreement), together with any reissue, continuation, continuation-in-part or extension thereof, all Grantor's Patent applications and all Grantor's Patent Licenses (as defined in the Security Agreement), whether presently existing or hereafter arising or acquired, and all products and proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents, to secure the payment of all amounts owing by the Grantor under the Bridge Securities issued pursuant to Securities Purchase Agreement and the other Financing Documents referred to therein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter arising or acquired:

          (i) each Patent and Patent application, including each Patent and Patent application referred to in Schedule 1 annexed hereto;

          (ii) each Patent License, including each Patent License listed on
     Schedule 1 annexed hereto; and

          (iii) all products and proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement of any Patent, including any Patent referred to in Schedule 1 annexed hereto, and any Patent licensed under any Patent License, including any Patent License listed on Schedule 1 annexed hereto.

     This security interest is granted in conjunction with the security interests granted to the Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be
duly executed by its officer thereunto duly authorized as of the      th day of
          ,   .

                                          CARDIAC PATHWAYS CORPORATION

                                          By:
                                            Name:
                                            Title:
Acknowledged:

BANKAMERICA VENTURES,
as Collateral Agent

By:
    Name:
    Title:

STATE OF                         D
COUNTY OF                      C       ss.:

     On the      th day of           ,   before me personally came           ,
to me personally known and known to me to be the person described in and who
executed the foregoing instrument as           of Cardiac Pathways Corporation,
who being by me duly sworn, did depose and say that he resides at           ,
          ; that he is           of Cardiac Pathways Corporation, the
corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

                                          --------------------------------------
                                                      Notary Public

Notary Public, State of New York

My commission expires:

---------------------------------------------------------

                                                                       EXHIBIT E

                          TRADEMARK SECURITY AGREEMENT

                      (TRADEMARKS, TRADEMARK APPLICATIONS
                            AND TRADEMARK LICENSES)

     WHEREAS, Cardiac Pathways Corporation, a Delaware corporation (herein referred to as "GRANTOR"), owns the Trademarks listed on Schedule 1 annexed hereto, and is a party to the Trademark Licenses listed on Schedule 1 annexed hereto;

     WHEREAS, the Grantor and the purchasers listed therein are parties to a Securities Purchase Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "LENDERS") as may from time to time be parties thereto, the "SECURITIES PURCHASE AGREEMENT"), pursuant to which the Grantor has agreed to issue certain Senior Convertible Floating Rate Bridge Notes (the "BRIDGE SECURITIES");

     WHEREAS, pursuant to the terms of the Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "SECURITY AGREEMENT") between Grantor, and BankAmerica Ventures, as collateral agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity pursuant to the terms of such Security Agreement, the "GRANTEE"), Grantor has granted to Grantee for the ratable benefit of such secured parties a security interest in substantially all the assets of the Grantor including all right, title and interest of Grantor in, to and under all Grantor's Trademarks (as defined in the Security Agreement), together with any reissue, continuation, continuation-in-part or extension thereof, all Grantor's Trademark applications and all Grantor's Trademark Licenses (as defined in the Security Agreement), whether presently existing or hereafter arising or acquired, together with the goodwill of the business connected with the use of, or symbolized by, the Trademarks and the applications therefor and the registrations thereof, and all products and proceeds thereof, including any and all causes of action which may exist by reason of infringement or dilution thereof or injury to the associated goodwill, for the full term of the Trademarks, to secure the payment of all amounts owing by the Grantor under the Financing Documents;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "TRADEMARK COLLATERAL"), whether presently existing or hereafter arising or acquired:

           (i) each Trademark, including each Trademark application referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each such Trademark;

           (ii) each Trademark License, including each Trademark License listed on Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each such Trademark licensed pursuant thereto; and

           (iii) all products and proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Trademark, including any Trademark referred to in
     Schedule 1 annexed hereto, and any Trademark licensed under any Trademark License, including any Trademark License listed on Schedule 1 annexed hereto, or for injury to the goodwill associated with any of the foregoing.

     This security interest is granted in conjunction with the security interests granted to the Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to
be duly executed by its officer thereunto duly authorized as of the      th day
of                ,      .

                                          CARDIAC PATHWAYS CORPORATION

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

Acknowledged:

BANKAMERICA VENTURES,
  as Collateral Agent

By:
----------------------------------------------------
    Name:
    Title:

STATE OF NEW YORK      D
COUNTY OF NEW YORK   C           ss.:

     On the      th day of                ,      before me personally came
                    , to me personally known and known to me to be the person
described in and who executed the foregoing instrument as [                    ]
of Cardiac Pathways Corporation, who being by me duly sworn, did depose and say
that he resides at                ,                ; that he is
[                    ] of Cardiac Pathways Corporation, the corporation
described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

                                          --------------------------------------
                                                      Notary Public

Notary Public, State of New York

My commission expires:

---------------------------------------------------------

                                                                   SCHEDULE 1 TO
                                                    TRADEMARK SECURITY AGREEMENT

                     TRADEMARKS AND TRADEMARK REGISTRATIONS

                                                     REG. NO.        REG. DATE
                                                     --------        ---------
Trademark..........................................

                             TRADEMARK APPLICATIONS

                       MARK                          DATE FILED        SERIAL NO.
                       ----                          ----------        ----------

                               TRADEMARK LICENSES

                            AGREEMENT    PARTIES    DATE OF AGREEMENT    SUBJECT MATTER
                            ---------    -------    -----------------    --------------
As Licensee...............
As Licensor...............

                          COPYRIGHT SECURITY AGREEMENT

                (COPYRIGHTS, COPYRIGHT REGISTRATIONS, COPYRIGHT
                      APPLICATIONS AND COPYRIGHT LICENSES)

     WHEREAS, Cardiac Pathways Corporation, a Delaware corporation (herein referred to as the "COMPANY") owns, or in the case of licenses, is a party to, the Copyright Collateral (as defined below);

     WHEREAS, the Company, and the purchasers listed therein are parties to a Securities Purchase Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "LENDERS") as may from time to time be parties thereto, the "SECURITIES PURCHASE AGREEMENT"), pursuant to which the Company has agreed to issue certain Senior Convertible Floating Rate Bridge Notes (the "BRIDGE SECURITIES");

     WHEREAS, pursuant to the terms of the Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "SECURITY AGREEMENT") between the Company, and BankAmerica Ventures, as collateral agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity pursuant to the terms of such Security Agreement, the "GRANTEE"), the Company has granted to Grantee for the ratable benefit of such secured parties a security interest in substantially all the assets of the Company including all right, title and interest of Grantor in, to and under the Copyright Collateral (as defined below), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company does hereby grant to the Grantee, to secure the Secured Obligations, a continuing security interest in all of the Company's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "COPYRIGHT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

          (i) each Copyright (as defined in the Security Agreement) owned by the Company, including, without limitation, each Copyright registration or application therefor referred to in Schedule 1 hereto;

          (ii) each Copyright License (as defined in the Security Agreement) to which the Company is a party, including, without limitation, each Copyright License identified in Schedule 1 hereto; and

          (iii) all proceeds of and revenues from, accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Company against third parties for past, present or future infringement of any Copyright, including, without limitation, any Copyright owned by the Company referred to in Schedule 1, and all rights and benefits of the Company under any Copyright License, including, without limitation, any Copyright License identified in Schedule 1 hereto.

     The Company hereby irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Company or in its name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Company might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

     Except to the extent permitted in the Security Agreement or the Credit Agreement, the Company agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Copyright Collateral.

     The foregoing security interest is granted in conjunction with the security interests granted by the Company to the Grantee pursuant to the Security Agreement. The Company does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the

Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Company has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the
  day of                ,      .

                                          CARDIAC PATHWAYS CORPORATION

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

Acknowledged:

BANKAMERICA VENTURES, as Collateral Agent

By:
    --------------------------------------------------------
    Name:
    Title:

STATE OF CALIFORNIA        D
COUNTY OF LOS ANGELES   C           ss.:

     I,                     , a Notary Public in and for said County, in the
State aforesaid, DO HEREBY CERTIFY, that                     ,
                    of Cardiac Pathways Corporation (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing
instrument as such                     , appeared before me this day in person
and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this      day of                ,
     .

[Seal]

--------------------------------------
Signature of notary public

My Commission expires

                                                         SCHEDULE 1 TO COPYRIGHT
                                                              SECURITY AGREEMENT

                          CARDIAC PATHWAYS CORPORATION

                          U.S. COPYRIGHT REGISTRATIONS

               REGISTRATION                  REGISTRATION                EXPIRATION
                    NO.                          DATE         TITLE         DATE
               ------------                  ------------    --------    ----------
None.......................................

                PENDING U.S. COPYRIGHT REGISTRATION APPLICATIONS

                                                                        EXPIRATION
                SERIAL NO.                   FILING DATE     TITLE         DATE
                ----------                   -----------    --------    ----------
None.......................................

                            U.S. COPYRIGHT LICENSES

                                                                             EXPIRATION
         LICENSOR            LICENSEE    SUBJECT MATTER    EFFECTIVE DATE       DATE
         --------            --------    --------------    --------------    ----------
None.......................

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF CARDIAC PATHWAYS CORPORATION
                        SPECIAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Cardiac Pathways Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement each dated June 22, 1999 and hereby appoints Thomas Prescott and Michael Latta or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the Special Meeting of Stockholders of Cardiac Pathways Corporation to be held on July 20, 1999 at 12:00 p.m., local time, at the Cardiac Pathways Corporation's principal executive offices located at 995 Benecia Avenue, Sunnyvale, California 94086 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse.

                                                                SEE REVERSE SIDE

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1. Proposal to approve the amendment and restatement of the Cardiac Pathways certificate of incorporation to effect a one-for-five reverse stock split of
   the outstanding common stock.  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

2. Proposal to approve the amendment and restatement of the Cardiac Pathways certificate of incorporation to provide for an increase in the number of authorized shares of common stock to 75,000,000.
                                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN


3. Proposal to approve the sale of up to 40,000 shares of series B convertible preferred stock and the issuance of Cardiac Pathways common stock in excess of 20% of the outstanding common stock.
                                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN


4. Proposal to approve an amendment of Cardiac Pathways 1991 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 4,000,000 shares and increase the share limitations under the Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.
                                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN


  [ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
                                                 PLEASE SIGN EXACTLY AS YOUR
                                                 NAME APPEARS HEREON. IF THE
                                                 STOCK IS REGISTERED IN THE
                                                 NAMES OF TWO OR MORE PERSONS,
                                                 EACH SHOULD SIGN. EXECUTORS,
                                                 ADMINISTRATORS, TRUSTEES,
                                                 GUARDIANS AND ATTORNEYS-IN-FACT
                                                 SHOULD ADD THEIR TITLES. IF
                                                 SIGNER IS A CORPORATION, PLEASE
                                                 GIVE FULL CORPORATE NAME AND
                                                 HAVE A DULY AUTHORIZED OFFICER
                                                 SIGN, STATING TITLE. IF SIGNER
                                                 IS A PARTNERSHIP, PLEASE SIGN
                                                 IN PARTNERSHIP NAME BY
                                                 AUTHORIZED PERSON.

                                                 PLEASE SIGN, DATE AND PROMPTLY
                                                 RETURN THIS PROXY IN THE
                                                 ENCLOSED RETURN ENVELOPE WHICH
                                                 IS POSTAGE PREPAID IF MAILED IN
                                                 THE UNITED STATES.

                            SIGNATURE:  ____________________  DATE: ___________

                            SIGNATURE:  ____________________  DATE:____________

                          CARDIAC PATHWAYS CORPORATION
                                 1991 STOCK PLAN
                             (AS AMENDED APRIL 1996)
                        (AS FURTHER AMENDED OCTOBER 1997)
                        (AS FURTHER AMENDED OCTOBER 1998)
                       (AS FURTHER AMENDED NOVEMBER 1998)
                          (AS FURTHER AMENDED MAY 1999)


     1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2. CERTAIN DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b)  "BOARD" means the Board of Directors of the Company.

          (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (d) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e)  "COMMON STOCK" means the Common Stock of the Company.

          (f) "COMPANY" means Cardiac Pathways Corporation, a California corporation.

          (g) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services. The term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other

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personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (i) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (k) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (m) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (n)  "OPTION" means a stock option granted pursuant to the Plan.

          (o)  "OPTIONED STOCK" means the Common Stock subject to an Option.

          (p) "OPTIONEE" means an Employee or Consultant who receives an Option.

          (q) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

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          (r)  "PLAN" means this 1991 Stock Plan.

          (s) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

          (t) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (u) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 6,567,030 shares of Common Stock. The shares may be authorized, but unissued, or re-acquired Common Stock.

          If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  PROCEDURE.

               (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, officers who are not directors, and Employees who are neither directors nor officers.

               (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS SUBJECT TO SECTION 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also officers or directors subject to Section 16 of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

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               (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted to satisfy the legal requirements relating to the administration of incentive stock plans of California corporate and securities laws and the Code (the "Applicable Laws"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)  to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 10(f) instead of Common Stock;

               (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

              (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have

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declined since the date the Option was granted; provided, however, that the
Administrator must seek the prior consent of the Board of Directors and stockholders of the Company to effect such action; and

               (x) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

          (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted additional Options or Stock Purchase Rights.

     6.   LIMITATIONS.

          (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Nonstatutory Stock Option due to becoming first exercisable in any calendar year in excess of $100,000, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Nonstatutory Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 2,000,000 Shares.

               (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 14.

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               (iii) If an Option or Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option or Stock Purchase Right will be counted against the limit set forth in subsection
(i) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

     7. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

     8. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)  In the case of an INCENTIVE STOCK OPTION

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a NONSTATUTORY STOCK OPTION, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

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               (i)  cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend

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

or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Upon termination of an Optionee's Continuous Status as an Employee, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the option agreement to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option). In the absence of a specified time in the option agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three
(3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. In such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option beginning three months and one day following such change of status.

          (c) DISABILITY OF OPTIONEE. Upon termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) DEATH OF OPTIONEE. Upon the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of death. If, at the time of death, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If the Optionee's estate or the person who

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acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) RULE 16B-3. Options granted to persons subject to Section 16 of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  STOCK PURCHASE RIGHTS.

          (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

          (c)  RULE 16B-3. Stock Purchase Rights granted to persons subject to
Section 16 of the Exchange Act, and Shares purchased by such persons in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. Such persons may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

          (d) OTHER PROVISIONS. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by

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the Administrator in its sole discretion. In addition, the provisions of
Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (e) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

     12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     13. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Section 16 of the Exchange Act, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock

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Purchase Right is exercised, but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or

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Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     15. TIME OF GRANTING OPTIONS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     16. AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD of an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     18. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful

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

issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     20. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law. In addition, should the Administrator determine that it is appropriate to reduce the exercise price of any Option pursuant to Section 4(b)(ix) of the Plan, the Administrator shall seek the prior consent of the stockholders to effect such action.

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